UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

    Investment Company Act file number_811-04986

Franklin Investors Securities Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/14

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
October 31, 2014

Franklin Investors Securities Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Shareholder Letter	1
Annual Report
Economic and Market Overview	3
Franklin Balanced Fund	4
Franklin Convertible
Securities Fund	14
Franklin Equity Income Fund	23
Franklin Real Return Fund	33
Financial Highlights and
Statements of Investments	42
Financial Statements	81
Notes to Financial Statements	86
Report of Independent Registered
Public Accounting Firm	103
Tax Information	104
Board Members and Officers	105
Shareholder Information	110

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Annual Report

Economic and Market Overview

The U.S. economy continued to grow during the 12-month period ended October 31, 2014, underpinned by manufacturing activity, consumer and business spending, and generally rising inventories. Economic activity expanded in the third quarter, resulting largely from increased federal defense spending and a narrower trade deficit. In the housing market, home sales experienced some weather-related weakness in early 2014 but began to recover in May, and home prices stayed higher than a year earlier. Except for a sharp rebound in March, retail sales missed consensus expectations for most of the period under review. The unemployment rate declined to 5.8% in October 2014 from 7.2% in October 2013.1 Inflation, as measured by the Consumer Price Index, remained low for the period.

In January 2014, the Federal Reserve Board (Fed) began reducing its bond purchases $10 billion a month, based on largely positive economic and employment data in late 2013. After further gradual reductions during the year, the Fed ended its asset purchase program in October based on its view that underlying economic strength could support ongoing progress in labor market conditions. The Fed reaffirmed it would maintain its near-zero interest rate policy for a “considerable time” and stated its actions to normalize monetary policy remained dependent on economic performance. Additionally, the Fed noted that although inflation might remain low in the near term, the likelihood of inflation running persistently below its 2% longer term goal had diminished somewhat since early 2014.

Investor confidence grew as corporate profits rose and the economy generally strengthened. The market endured brief sell-offs when many investors reacted to political instability in certain emerging markets, crises in Ukraine and the Middle East, weakness in Europe and moderating economic data in China. U.S. stocks rose for the 12 months under review as the Standard & Poor’s 500 Index and Dow Jones Industrial Average reached all-time highs.

The 10-year Treasury yield rose from 2.57% at the beginning of the period to a high of 3.04% on December 31, 2013, mainly because of an improved economic environment and market uncertainty about the Fed’s plans. However, the yield declined to 2.35% at period-end as investors shifted to less risky assets following the crises in Ukraine and the Middle East, growth concerns about emerging markets, record low bond yields, weak economic data in Europe and lower Treasury issuance.

The foregoing information reflects our analysis and opinions as of October 31, 2014. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin Balanced Fund

This annual report for Franklin Balanced Fund covers the fiscal year ended October 31, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation by investing in a combination of stocks, convertible securities and debt securities. The Fund will normally invest at least 25% of its total assets in equity securities (primarily common and preferred stock) and at least 25% of its total assets in debt securities, including bonds, notes, debentures and money market securities.

Portfolio Breakdown*
10/31/14
% of Total
Net Assets

Stocks	64.4%
Common Stocks	53.7%
Equity-Linked Securities	5.0%
Convertible Preferred Stocks	5.0%
Preferred Stocks	0.7%

Bonds	29.8%
Corporate Bonds	29.8%

Short-Term Investments & Other Net Assets	5.8%

*Percentages reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a cumulative total return of +8.66%. In comparison, the Fund’s equity benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, posted a +17.27% total return.1 The Fund’s fixed income benchmark, the Barclays U.S. Aggregate Index, which tracks the U.S. investment-grade, taxable bond market, posted a +4.14% return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions. We may sell securities for a number of possible reasons, including the achievement of certain stock prices or credit spreads, changes in the fundamental outlook or risk/reward profile of a security, less attractive values relative to market peers, or broad economic conditions affecting certain fixed income sectors.

Dividend Distributions*
11/1/13–10/31/14
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
November	3.00	2.36	2.82	3.39	3.28
December	3.00	2.33	2.81	3.44	3.29
January	3.00	2.33	2.81	3.44	3.29
February	3.00	2.33	2.81	3.44	3.29
March	3.00	2.34	2.81	3.41	3.29
April	3.00	2.34	2.81	3.41	3.29
May	3.00	2.34	2.81	3.41	3.29
June	3.00	2.32	2.80	3.36	3.29
July	3.00	2.32	2.80	3.36	3.29
August	3.00	2.32	2.80	3.36	3.29
September	3.00	2.29	2.80	3.43	3.31
October	3.00	2.29	2.80	3.43	3.31
Total	36.00	27.91	33.68	40.88	39.51

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 47.

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FRANKLIN BALANCED FUND

Manager’s Discussion

During the 12 months under review, the Fund’s equity and fixed income components contributed to absolute performance. The majority of the Fund’s equity sector positions delivered positive results, led by information technology, industrials and utilities. In contrast, the energy sector detracted from performance. All of the Fund’s fixed income sectors contributed to returns, owing to strong corporate bond performance. The U.S. corporate bond market continued to benefit from low default rates, improved credit quality and investor demand for income.

Although the Fund remained well diversified, during the year we decreased the Fund’s overall equity weighting from 69.1% to 64.4% of total net assets, particularly with reductions to the energy, materials and consumer staples sectors. In contrast, we added to the Fund’s equity sector weightings in utilities, information technology and health care during the period, seeking to take advantage of what we considered were attractive valuations. The Fund’s fixed income exposure slightly increased from 27.4% to 29.8% of total net assets. The Fund’s cash position increased during the period from 3.5% to 5.8% of total net assets. The Fund typically weights the benchmark index at 60% for the S&P 500 and 40% for the Barclays U.S. Aggregate Index. The Fund’s asset mix relative to that of its benchmark contributed to relative performance.

Several equity sectors contributed strong returns during the period, including information technology, utilities, financials and health care. The Fund benefited from equity information technology holdings including Apple, Intel and Texas Instruments. Utilities sector holdings including Duke Energy, The Southern Co., NextEra Energy and Xcel Energy delivered strong returns as long-term interest rates declined and opportunities for energy and power infrastructure companies drove growth in the rate base for regulated operations. Within financials, our holdings in major diversified banks including JPMorgan Chase & Co., Wells Fargo & Co. and Bank of America as well as a new position in Citigroup benefited from continued favorable credit trends and improved growth in loan issuance levels. A leading contributor among health care holdings was Eli Lilly & Co., which received Food and Drug Administration approval to market several drugs during a period generally marked by sales and revenue declines.

Top Five Equity Holdings
10/31/14
Company	% of Total
Sector/Industry	Net Assets

Intel Corp., ord. & equity-linked	1.7%
Information Technology
Apple Inc.	1.6%
Information Technology
Schlumberger Ltd.	1.5%
Energy
Verizon Communications Inc.	1.5%
Telecommunication Services
PG&E Corp.	1.4%
Utilities

Detractors among equity positions were concentrated in the energy and materials sectors as slowing expectations for global economic growth and decelerating demand from important emerging economies, particularly China, reduced the prices of many commodities including iron ore, steel, coal and oil. Within the energy sector, our convertible securities holdings of exploration and production companies Cobalt International Energy,2 Sanchez Energy and Rex Energy, a new holding, declined in value along with the pullback in global crude oil prices. Certain holdings in the materials sector including Freeport-McMoRan, BHP Billiton and Rio Tinto also hurt results.

Within the fixed income side of the portfolio, our investments in corporate bonds delivered strong returns relative to the Barclays U.S. Aggregate Index. For the Fund’s fixed income benchmark, the corporate credit sector led returns and outpaced Treasuries, asset-backed securities and mortgage-backed securities. Our considerable exposure to the fixed income banking sector contributed to absolute and relative returns.3 We continued to focus on banks with improving fundamentals and moved further down the capital structure seeking incremental yield. Deutsche Bank, Citigroup, PNC Financial Services Group and JPMorgan Chase & Co. produced positive returns. Certain fixed income finance companies also helped performance during the period, as SLM2 and General Electric Capital Corp. delivered double-digit returns.4 Finance companies represented another sector that benefited from continued balance sheet repair and positive credit fundamentals. The fixed income communications sector also produced significant returns, led

2. No longer held at period-end.
3. Banking holdings are in financials in the fixed income section of the SOI.
4. Finance companies are in financials in the fixed income section of the SOI.

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FRANKLIN BALANCED FUND

by Verizon Communications, Charter Communications5 and Telefonica Emisiones.6 In general, fixed income consumer noncyclical holdings were steady performers during the period.7

Top Five Bond Holdings
10/31/14
Company	% of Total
Sector/Industry	Net Assets

Citigroup Inc.	1.0%
Financials
Energy Transfer Partners LP	0.9%
Energy
JPMorgan Chase & Co.	0.9%
Financials
HCP Inc.	0.8%
Financials
Sabine Pass Liquefaction LLC	0.8%
Energy

In contrast, certain fixed income materials and energy companies faced headwinds. We had very few fixed income detractors, but the few we did have were concentrated in these sectors. Oilfield services companies were challenged during the period, and our exposure to Ocean Rig UDW2 modestly detracted from performance. Exposure to coal producer Peabody Energy also modestly hindered returns. We sought to take advantage of this volatile environment, and we acquired positions in pipeline companies that yielded positive results.

The Fund used derivative instruments during the period, such as equity options. The goal of these instruments is to enhance Fund returns and more efficiently enter and exit stock positions at prices the Fund deems attractive. None of these positions had a material impact on performance.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price.
The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expi-
ration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Thank you for your continued participation in Franklin Balanced Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. Charter Communications comprises CCO Holdings in the SOI.
6. Communications companies are in consumer discretionary and telecommunication services in the fixed income section of the SOI.
7. Consumer non-cyclical companies are in consumer staples and health care in the fixed income section of the SOI.
See www.franklintempletondatasources.com for additional data provider information.

CFA® is a trademark owned by CFA Institute.

6 | Annual Report franklintempleton.com

FRANKLIN BALANCED FUND

Performance Summary as of October 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/14	10/31/13		Change
A (FBLAX)	$11.86	$11.43	+$	0.43
C (FBMCX)	$11.77	$11.34	+$	0.43
R (N/A)	$11.89	$11.45	+$	0.44
R6 (FBFRX)	$11.89	$11.45	+$	0.44
Advisor (FBFZX)	$11.88	$11.45	+$	0.43

Distributions (11/1/13-10/31/14)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.3600	$0.0312		$0.1395	$0.5307
C	$0.2791	$0.0312		$0.1395	$0.4498
R	$0.3368	$0.0312		$0.1395	$0.5075
R6	$0.4088	$0.0312		$0.1395	$0.5795
Advisor	$0.3951	$0.0312		$0.1395	$0.5658

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FRANKLIN BALANCED FUND
PERFORMANCE SUMMARY

Performance as of 10/31/14[1]
Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

					Value of		Average Annual
		Cumulative		Average Annual	$10,000		Total Return	Total Annual Operating Expenses[6]
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(9/30/14)[5]	(with waiver)	(without waiver)
A								1.13%	1.14%
1-Year	+	8.66%	+	2.39%	$10,239	+	5.44%
5-Year	+	70.10%	+	9.90%	$16,035	+	9.67%
Since Inception (7/3/06)	+	70.18%	+	5.84%	$16,039	+	5.84%
C								1.83%	1.84%
1-Year	+	7.97%	+	6.97%	$10,697	+	10.13%
5-Year	+	64.39%	+	10.45%	$16,439	+	10.20%
Since Inception (7/3/06)	+	60.70%	+	5.86%	$16,070	+	5.88%
R								1.33%	1.34%
1-Year	+	8.51%	+	8.51%	$10,851	+	11.65%
5-Year	+	68.57%	+	11.01%	$16,857	+	10.76%
Since Inception (7/3/06)	+	67.82%	+	6.41%	$16,782	+	6.43%
R6								0.72%	0.73%
1-Year	+	9.29%	+	9.29%	$10,929	+	12.26%
Since Inception (5/1/13)	+	14.92%	+	9.70%	$11,492	+	9.82%
Advisor								0.83%	0.84%
1-Year	+	8.97%	+	8.97%	$10,897	+	12.22%
5-Year	+	72.72%	+	11.55%	$17,272	+	11.30%
Since Inception (7/3/06)	+	74.53%	+	6.92%	$17,453	+	6.93%

		Distribution		30-Day Standardized Yield[8]
Share Class		Rate[7]		(with waiver)	(without waiver)
A		2.86%		2.23%			2.23%
C		2.33%		1.66%			1.66%
R		2.83%		2.16%			2.16%
R6		3.46%		2.78%			2.77%
Advisor		3.34%		2.66%			2.66%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report franklintempleton.com

FRANKLIN BALANCED FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (7/3/06–10/31/14)

$20,000
$15,000
$10,000
$5,000
7/06
10/08
10/10
10/12
10/14
$18,978
$16,039
$15,455
Franklin Balanced Fund
S&P 500[9]
Barclays U.S. Aggregate Index[6]

Average Annual Total Return

Class A	10/31/14
1-Year	+2.39%
5-Year	+9.90%
Since Inception (7/3/06)	+5.84%

Class C (7/3/06–10/31/14)

$20,000
$15,000
$10,000
$5,000
7/06
10/08
10/10
10/12
10/14
$18,978
$16,070
$15,455
Franklin Balanced Fund
S&P 500[9]
Barclays U.S. Aggregate Index[6]

Average Annual Total Return

Class C	10/31/14
1-Year	+6.97%
5-Year	+10.45%
Since Inception (7/3/06)	+5.86%

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FRANKLIN BALANCED FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

Class R (7/3/06–10/31/14)

$20,000
$15,000
$10,000
$5,000
7/06
10/08
10/10
10/12
10/14
$18,978
$16,782
$15,455
Franklin Balanced Fund
S&P 500[8]
Barclays U.S. Aggregate Index[8]

Average Annual Total Return

Class R	10/31/14
1-Year	+8.51%
5-Year	+11.01%
Since Inception (7/3/06)	+6.41%

Class R6 (5/1/13–10/31/14)

$15,000
$10,000
$5,000
5/13
10/13
10/14
$13,034
$11,492
$10,209
Franklin Balanced Fund
S&P 500[8]
Barclays U.S. Aggregate Index[8]

Average Annual Total Return

Class R6	10/31/14
1-Year	+9.29%
Since Inception (5/1/13)	+9.70%

10 | Annual Report franklintempleton.com

FRANKLIN BALANCED FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 10/31/14.
8. The 30-day standardized yield for the 30 days ended 10/31/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Barclays U.S.
Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch, respectively.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 | Annual Report

franklintempleton.com

FRANKLIN BALANCED FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/14	Value 10/31/14	Period* 5/1/14–10/31/14
A
Actual	$1,000	$1,024.80	$5.56
Hypothetical (5% return before expenses)	$1,000	$1,019.71	$5.55
C
Actual	$1,000	$1,021.40	$9.12
Hypothetical (5% return before expenses)	$1,000	$1,016.18	$9.10
R
Actual	$1,000	$1,023.70	$6.58
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.56
R6
Actual	$1,000	$1,028.60	$3.48
Hypothetical (5% return before expenses)	$1,000	$1,021.78	$3.47
Advisor
Actual	$1,000	$1,026.30	$4.03
Hypothetical (5% return before expenses)	$1,000	$1,021.22	$4.02

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.09%;
C: 1.79%; R: 1.29%; R6: 0.68%; and Advisor: 0.79%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

franklintempleton.com Annual Report | 13

Franklin Convertible Securities Fund

This annual report for Franklin Convertible Securities Fund covers the fiscal year ended October 31, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions and investing at least 80% of its net assets in convertible securities.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a cumulative total return of +8.85%. In comparison, the Fund’s benchmark, the BofA Merrill Lynch (BofAML) All Total Return Alternatives U.S. Convertibles Index, which tracks the domestic convertible securities market, posted a +10.65% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 16.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We follow a strategy of maintaining a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks’ potential growth with relatively reduced volatility, and the potential for current income with potential downside protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection. Likewise, as securities become too bond-like — reducing their ability to appreciate with increases in the underlying common stock —we attempt to redeploy those assets into more balanced convertible securities and maintain the potential for the Fund’s upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors and considers a company’s long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

Top 10 Holdings
10/31/14
Company	% of Total
Sector/Industry	Net Assets

Micron Technology Inc.	2.8%
Information Technology
Novellus Systems Inc.	2.4%
Information Technology
BioMarin Pharmaceutical Inc.	2.3%
Health Care
Electronic Arts Inc.	2.2%
Information Technology
Trulia Inc.	2.2%
Information Technology
Forest City Enterprises Inc.	2.1%
Financials
Jarden Corp.	2.0%
Consumer Discretionary
Omnicare Inc.	2.0%
Health Care
Salesforce.com Inc.	2.0%
Information Technology
NetSuite Inc.	1.9%
Information Technology

1. Source: BofA Merrill Lynch, used with permission. BOFA MERRILL LYNCH IS LICENSING THE MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES
REGARDING SAME, DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE MERRILL LYNCH INDICES OR ANY DATA INCLUDED
THEREIN OR DERIVED THEREFROM, AND ASSUMES NO LIABILITY IN CONNNECTION WITH THEIR USE.
The index is unmanaged and includes reinvestment of any income and distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 58.

14 | Annual Report franklintempleton.com

FRANKLIN CONVERTIBLE SECURITIES FUND

Manager’s Discussion

Most sectors the Fund invested in rose in value, as did the majority of the portfolio’s individual securities, supporting overall performance during the Fund’s fiscal year. Investments in the information technology, health care, industrials and utilities sectors accounted for the bulk of the Fund’s total return. Within information technology, the Fund’s holdings of convertible bonds issued by semiconductor and semiconductor equipment companies, such as Micron Technology and Lam Research (Novellus Systems in the SOI), enjoyed some of the largest gains. Pharmaceuticals firms Salix Pharmaceuticals, Mylan and Pacira Pharmaceuticals, as well as Omnicare, which provides pharmacy services to elder care facilities, were key contributors in the health care sector. In the utilities sector, electricity supplier NextEra Energy convertible preferred stock was a standout performer.

Despite the Fund’s positive results this reporting period, there were a few disappointments in the portfolio. By sector, energy, materials and consumer staples detracted from performance. On an individual security basis, key detractors included Cobalt International Energy convertible notes, Sanchez Energy convertible preferred stock, and new investments in McDermott International and Rex Energy. In materials, Cliffs Natural Resources convertible preferred shares declined in value. A new investment in packaged food purveyor Post Holdings convertible preferred shares also hurt Fund performance.

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com Annual Report | 15

FRANKLIN CONVERTIBLE SECURITIES FUND

Performance Summary as of October 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/14	10/31/13		Change
A (FISCX)	$18.97	$17.82	+$	1.15
C (FROTX)	$18.73	$17.60	+$	1.13
Advisor (FCSZX)	$18.98	$17.83	+$	1.15
	10/31/14	3/4/14
R6 (N/A)	$18.99	$19.21	-$	0.22

Distributions
	Dividend	Long-Term
Share Class	Income	Capital Gain	Total
A(11/1/13-10/31/14)	$0.3347	$0.0745	$0.4092
C(11/1/13-10/31/14)	$0.2029	$0.0745	$0.2774
R6(3/4/14 -10/31/14)	$0.2401	—	$0.2401
Advisor (11/1/13-10/31/14)	$0.3838	$0.0745	$0.4583

16 | Annual Report franklintempleton.com

FRANKLIN CONVERTIBLE SECURITIES FUND
PERFORMANCE SUMMARY

Performance as of 10/31/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

		Cumulative		Average Annual	Value of		Average Annual	Total Annual Operating
Share Class		Total Return[2]		Total Return[3]	$10,000 Investment[4]		Total Return (9/30/14)[5]	Operating Expenses[6]
A								0.88%
1-Year	+	8.85%	+	2.57%	$10,257	+	3.24%
5-Year	+	81.57%	+	11.34%	$17,112	+	10.64%
10-Year	+	112.20%	+	7.18%	$20,006	+	7.01%
C								1.63%
1-Year	+	8.01%	+	7.01%	$10,701	+	7.70%
5-Year	+	74.78%	+	11.81%	$17,478	+	11.13%
10-Year	+	96.90%	+	7.01%	$19,690	+	6.84%
R6[7]								0.52%
Since Inception (3/4/14)	+	0.11%	+	0.11%	$10,011		-1.05%
Advisor[8]								0.63%
1-Year	+	9.13%	+	9.13%	$10,913	+	9.83%
5-Year	+	83.80%	+	12.95%	$18,380	+	12.24%
10-Year	+	115.81%	+	8.00%	$21,581	+	7.83%

	Distribution	30-Day Standardized Yield[10]
Share Class	Rate[9]	(with waiver)	(without waiver)
A	1.66%	0.76%	0.75%
C	1.08%	0.07%	0.07%
R6	2.08%	1.17%	1.17%
Advisor	2.02%	1.05%	1.05%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

franklintempleton.com Annual Report | 17

FRANKLIN CONVERTIBLE SECURITIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

18 | Annual Report franklintempleton.com

FRANKLIN CONVERTIBLE SECURITIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

Class R6 (3/4/14–10/31/14)

$15,000
$10,000
$5,000
3/14
10/14
$10,104
$10,011
Franklin Convertible Securities Fund
BofAML All Total Return Alternatives U.S. Convertibles Index[11]

Average Annual Total Return

Class R6[7]	10/31/14
Since Inception (3/4/14)	+0.11%

Advisor Class (11/1/04–10/31/14)[8]

$25,000
$20,000
$15,000
$10,000
$5,000
11/04
10/06
10/08
10/10
10/12
10/14
$22,452
$21,581
Franklin Convertible Securities Fund
BofAML All Total Return Alternatives U.S. Convertibles Index[11]

Average Annual Total Return

Advisor Class[8]	10/31/14
1-Year	+9.13%
5-Year	+12.95%
10-Year	+8.00%

franklintempleton.com Annual Report | 19

FRANKLIN CONVERTIBLE SECURITIES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund may invest in high yielding, fixed income securities. High yields reflect the higher credit risk associated with these lower rated securities and, in some cases, the lower market prices for these instruments. Interest rate movements may affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may also invest in foreign securities, which involve special risks, including political uncertainty and currency volatility. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Performance shown is not annualized.
8. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+59.76% and +7.52%.
9. Distribution rate is based on the sum of the respective class’s last four quarterly dividends (for Class R6: based on Advisor Class’s first fiscal quarter dividend and
Class R6’s three quarterly dividends) and the maximum offering price (NAV for Classes C, R6 and Advisor) per share on 10/31/14.
10. The 30-day standardized yield for the 30 days ended 10/31/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
11. Source: BofA Merrill Lynch, used with permission. BOFA MERRILL LYNCH IS LICENSING THE MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES
REGARDING SAME, DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE MERRILL LYNCH INDICES OR ANY DATA INCLUDED
THERIN OR DERIVED THEREFROM, AND ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE. The BofAML All Total Return Alternatives U.S. Convertibles
Index comprises domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents and have a delta
(measure of equity sensitivity) that indicates the security likely has a balance between the debt and equity characteristics of the security.
See www.franklintempletondatasources.com for additional data provider information.

20 | Annual Report franklintempleton.com

FRANKLIN CONVERTIBLE SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com Annual Report | 21

FRANKLIN CONVERTIBLE SECURITIES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/14	Value 10/31/14	Period* 5/1/14–10/31/14
A
Actual	$1,000	$1,026.60	$4.50
Hypothetical (5% return before expenses)	$1,000	$1,020.77	$4.48
C
Actual	$1,000	$1,022.60	$8.31
Hypothetical (5% return before expenses)	$1,000	$1,016.99	$8.29
R6
Actual	$1,000	$1,028.40	$2.56
Hypothetical (5% return before expenses)	$1,000	$1,022.68	$2.55
Advisor
Actual	$1,000	$1,027.90	$3.22
Hypothetical (5% return before expenses)	$1,000	$1,022.03	$3.21

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.88%;
C: 1.63%; R6: 0.50%; and Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

22 | Annual Report franklintempleton.com

Franklin Equity Income Fund

This annual report for Franklin Equity Income Fund covers the fiscal year ended October 31, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, emphasizing high current income and long-term capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities including securities convertible into common stocks.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +10.99% cumulative total return. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, generated a +17.27% total return.1 The Fund’s peers, as measured by the Lipper Equity Income Funds Classification Average, which consists of funds chosen by Lipper that seek relatively high current income and growth of income by investing at least 60% of their portfolios in stocks, posted a +12.58% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 26.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on “blue chip” companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

1. Source: Morningstar.
2. Source: Lipper, a Thomson Reuters Company. For the one-year period ended 10/31/14, this category consisted of 473 funds. Lipper calculations do not include sales charges, or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 67.

franklintempleton.com Annual Report | 23

FRANKLIN EQUITY INCOME FUND

Dividend Distributions*
11/1/13–10/31/14
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
November	3.70	2.40	3.26	4.41	4.14
December**	8.77	7.36	8.28	9.47	9.25
January	3.70	2.29	3.21	4.40	4.18
February	3.70	2.29	3.21	4.40	4.18
March	3.70	2.29	3.23	4.34	4.17
April	3.70	2.29	3.23	4.34	4.17
May	3.70	2.29	3.23	4.34	4.17
June	3.90	2.44	3.42	4.60	4.39
July	3.90	2.44	3.42	4.60	4.39
August	3.90	2.44	3.42	4.60	4.39
September	3.90	2.42	3.41	4.64	4.40
October	3.90	2.42	3.41	4.64	4.40
Total	50.47	33.37	44.73	58.78	56.23

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes an additional 5.07 cent per share distribution to meet excise tax requirements.

Manager’s Discussion

Every sector the Fund invested in rose in value, as did most of the portfolio’s individual securities, supporting overall performance during the Fund’s fiscal year. Key contributing sectors included industrials, information technology (IT), financials and consumer discretionary. Within the industrials sector, the Fund’s positions in aerospace and defense firm Lockheed Martin, waste-management company Republic Services and industrial engines manufacturer Cummins (sold by period-end) were strong performers. Among IT holdings, top contributors included software leader Microsoft and semiconductor maker Intel. Wells Fargo & Co., JPMorgan Chase & Co. and investment manager BlackRock were leading contributors in the financials sector. Specialty retailer L Brands and athletic equipment and apparel maker NIKE led performance in the consumer discretionary sector. Other standout performers included pharmaceuticals firm Eli Lilly & Co., natural gas and electricity utility PG&E, and Dow Chemical.

Despite the Fund’s positive results this reporting period, there were a few disappointments in the portfolio. Key detractors included automakers Ford Motor and General Motors, French pharmaceuticals company Sanofi, and mining firms Freeport-McMoRan and BHP Billiton (Australia). Heavy equipment manufacturer Caterpillar, insurer Aflac and software firm CA also detracted from performance.

Top 10 Holdings
10/31/14
Company	% of Total
Sector/Industry	Net Assets

Lockheed Martin Corp.	2.4%
Industrials
Microsoft Corp.	2.4%
Information Technology
Republic Services Inc.	2.3%
Industrials
Intel Corp.	2.2%
Information Technology
L Brands Inc.	2.2%
Consumer Discretionary
BlackRock Inc.	2.2%
Financials
PepsiCo Inc.	2.1%
Consumer Staples
NIKE Inc., B	2.1%
Consumer Discretionary
JPMorgan Chase & Co.	2.0%
Financials
Roche Holding AG	2.0%
Health Care

24 | Annual Report franklintempleton.com

FRANKLIN EQUITY INCOME FUND

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com Annual Report | 25

FRANKLIN EQUITY INCOME FUND

Performance Summary as of October 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/14	10/31/13		Change
A (FISEX)	$23.93	$22.16	+$	1.77
C (FRETX)	$23.79	$22.04	+$	1.75
R (FREIX)	$23.93	$22.17	+$	1.76
R6 (N/A)	$23.95	$22.18	+$	1.77
Advisor (FEIFX)	$23.96	$22.19	+$	1.77

Distributions (11/1/13–10/31/14)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.5047	$0.1212		$0.6259
C	$0.3337	$0.1212		$0.4549
R	$0.4473	$0.1212		$0.5685
R6	$0.5878	$0.1212		$0.7090
Advisor	$0.5623	$0.1212		$0.6835

26 | Annual Report

franklintempleton.com

FRANKLIN EQUITY INCOME FUND
PERFORMANCE SUMMARY

Performance as of 10/31/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor: no sales charges.

		Cumulative		Average Annual	Value of		Average Annual	Total Annual Operating
Share Class		Total Return[2]		Total Return[3]	$10,000 Investment[4]		Total Return (9/30/14)[5]	Operating Expenses[6]
A								0.91%
1-Year	+	10.99%	+	4.62%	$10,462	+	7.78%
5-Year	+	94.83%	+	12.92%	$18,360	+	12.59%
10-Year	+	83.09%	+	5.61%	$17,260	+	5.52%
C								1.66%
1-Year	+	10.14%	+	9.14%	$10,914	+	12.49%
5-Year	+	87.53%	+	13.40%	$18,753	+	13.09%
10-Year	+	69.92%	+	5.44%	$16,992	+	5.35%
R								1.16%
1-Year	+	10.67%	+	10.67%	$11,067	+	14.12%
5-Year	+	92.23%	+	13.96%	$19,223	+	13.65%
10-Year	+	78.35%	+	5.96%	$17,835	+	5.87%
R6								0.49%
1-Year	+	11.38%	+	11.38%	$11,138	+	14.80%
Since Inception (5/1/13)	+	25.08%	+	16.07%	$12,508	+	16.22%
Advisor[7]								0.66%
1-Year	+	11.25%	+	11.25%	$11,125	+	14.67%
5-Year	+	97.33%	+	14.56%	$19,733	+	14.23%
10-Year	+	86.23%	+	6.42%	$18,623	+	6.32%

	Distribution	30-Day Standardized Yield[9]
Share Class	Rate[8]	(with waiver)	(without waiver)
A	1.84%	2.05%	2.05%
C	1.22%	1.45%	1.45%
R	1.71%	1.93%	1.93%
R6	2.32%	2.52%	2.52%
Advisor	2.20%	2.41%	2.41%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

franklintempleton.com Annual Report | 27

FRANKLIN EQUITY INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

28 | Annual Report franklintempleton.com

FRANKLIN EQUITY INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

franklintempleton.com Annual Report | 29

FRANKLIN EQUITY INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+49.90% and +6.46%.
8. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Classes C, R, R6, and Advisor) per share on 10/31/14.
9. The 30-day standardized yield for the 30 days ended 10/31/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
11. Source: Lipper, a Thomson Reuters Company. The Lipper Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the one-year period ended 10/31/14, there were 473 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.
12. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

30 | Annual Report franklintempleton.com

FRANKLIN EQUITY INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com Annual Report | 31

FRANKLIN EQUITY INCOME FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/14	Value 10/31/14	Period* 5/1/14–10/31/14
A
Actual	$1,000	$1,037.30	$4.47
Hypothetical (5% return before expenses)	$1,000	$1,020.82	$4.43
C
Actual	$1,000	$1,033.20	$8.30
Hypothetical (5% return before expenses)	$1,000	$1,017.04	$8.24
R
Actual	$1,000	$1,036.00	$5.75
Hypothetical (5% return before expenses)	$1,000	$1,019.56	$5.70
R6
Actual	$1,000	$1,039.10	$2.57
Hypothetical (5% return before expenses)	$1,000	$1,022.68	$2.55
Advisor
Actual	$1,000	$1,038.50	$3.19
Hypothetical (5% return before expenses)	$1,000	$1,022.08	$3.16

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.87%;
C: 1.62%; R: 1.12%; R6: 0.50%; and Advisor: 0.62%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

32 | Annual Report franklintempleton.com

Franklin Real Return Fund

This annual report for Franklin Real Return Fund covers the fiscal year ended October 31, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks to achieve total return that exceeds the rate of inflation over an economic cycle. The Fund will generally invest a substantial portion of its assets in inflation-protected securities. Managers also have the flexibility to invest in other sectors of the market to increase real return (total return less inflation) potential and offer greater diversification.

*Percentages reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.
**Includes Senior Floating Rate Interests.
***In the SOI, the natural resources sector comprises energy and materials.

Performance Overview

For the 12 months under review, the Fund’s Class A shares posted a +0.75% cumulative total return. In comparison, the Fund’s benchmark, the Barclays U.S. TIPS Index, which tracks the universe of inflation-protected notes issued by the U.S. Treasury that have at least one year to final maturity, produced a +1.90% total return.1 Also for comparison, the Consumer Price Index (CPI) for Urban Consumers (All Items) NSA (non-seasonally adjusted), a measure of the average change in prices of all goods and services purchased for consumption by urban householders, rose 1.66% for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 35.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. We will allocate the Fund’s assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we use a “top-down” analysis of macroeconomic trends combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We will evaluate such criteria as country risk, business cycles, yield curves, and values between and within markets.

Manager’s Discussion

Although growth contracted in the first quarter of 2014, data for the second quarter of 2014 indicated the economy had rebounded more strongly and broadly than originally estimated, driven by increased personal consumption, private inventory investment, exports, residential and nonresidential fixed investment, and local government spending. Economic activity expanded in the third quarter, underpinned by increased federal defense spending and a narrower trade deficit. Housing data continued to recover, after the effects subsided from 2013’s severe winter and higher mortgage rates. Consumer price inflation remained subdued for the period.

In a sign of more confidence in the economic outlook, the Federal Reserve Board (Fed) revised its quantitative easing policy by reducing its monthly asset purchases starting in January. After further gradual reductions during the year, the Fed ended its asset purchase program in October and reaffirmed it would maintain its low interest rate policy for a “considerable time.”

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
2. Source: Bureau of Labor Statistics.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 74.

franklintempleton.com Annual Report | 33

FRANKLIN REAL RETURN FUND

Dividend Distributions*
11/1/13–10/31/14
		Dividend per Share (cents)
				Advisor
Month	Class A	Class C	Class R6	Class
November	0.89	0.56	1.20	1.10
December	7.18	6.83	7.53	7.40
January**	—	—	—	—
February**	—	—	—	—
March	1.47	—**	2.52	2.18
April**	—	—	—	—
May	3.69	2.95	4.43	4.20
June	3.45	3.10	3.79	3.67
July	3.15	2.76	3.54	3.40
August	1.60	1.26	1.94	1.83
September	2.03	1.66	2.40	2.27
October	0.75	0.39	1.10	0.98
Total	24.21	19.51	28.45	27.03

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**The Fund paid no dividends due to negative inflation adjustments for TIPS, which are the Fund’s primary investments.

We invested the Fund’s assets in the allowable sectors during the period under review. At period-end, just under half of total net assets were invested in Treasury Inflation Protected Securities (TIPS). For diversification, we also allocated the Fund’s assets to foreign government and agency securities, senior secured floating rate loans, exchange-traded funds (ETFs), natural resources and short-term investments. We employed a non-U.S. dollar strategy to help hedge against U.S. dollar weakness versus certain currencies and concentrated our TIPS holdings in shorter maturities.

During the period, we increased the Fund’s allocations to TIPS and ETFs. In contrast, we decreased the Fund’s allocations in foreign government debt securities, corporate bonds and natural resources.

The Fund’s real estate investment trust (REIT) holding through investment in an ETF provided a strong boost to performance. Our investments in foreign government bonds, high yield corporate bonds, senior secured floating rate loans and natural resources stocks also helped results. In contrast, the Fund’s non-U.S. dollar holdings hindered Fund performance.

Thank you for your continued participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

34 | Annual Report franklintempleton.com

FRANKLIN REAL RETURN FUND

Performance Summary as of October 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/14	10/31/13		Change
A (FRRAX)	$10.66	$10.82	-$	0.16
C (FRRCX)	$10.59	$10.76	-$	0.17
R6 (FRRRX)	$10.68	$10.85	-$	0.17
Advisor (FARRX)	$10.68	$10.85	-$	0.17

Distributions (11/1/13-10/31/14)
Dividend
Share Class	Income
A	$0.2421
C	$0.1951
R6	$0.2845
Advisor	$0.2703

franklintempleton.com Annual Report | 35

FRANKLIN REAL RETURN FUND
PERFORMANCE SUMMARY

Performance as of 10/31/141

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in the first year only; Class R6/Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual	Total Annual Operating Expenses[5]
Share Class		Total Return[2]		Total Return[3]		Total Return (9/30/14)[4]	(with waiver)	(without waiver)
A							0.92%	1.10%
1-Year	+	0.75%		-3.53%		-2.45%
5-Year	+	13.43%	+	1.66%	+	1.81%
Since Inception (11/17/04)	+	45.14%	+	3.37%	+	3.39%
C							1.32%	1.50%
1-Year	+	0.22%		-0.77%	+	0.59%
5-Year	+	11.17%	+	2.14%	+	2.29%
Since Inception (11/03/08)	+	24.35%	+	3.70%	+	3.77%
R6							0.54%	0.72%
1-Year	+	1.04%	+	1.04%	+	2.41%
Since Inception (5/1/13)	+	0.99%	+	0.66%	+	0.69%
Advisor							0.67%	0.85%
1-Year	+	0.91%	+	0.91%	+	2.18%
5-Year	+	14.85%	+	2.81%	+	2.94%
Since Inception (11/17/04)	+	48.77%	+	4.07%	+	4.10%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with waiver)	(without waiver)
A	0.81%	1.19%	0.99%
C	0.44%	0.82%	0.63%
R6	1.24%	1.66%	1.46%
Advisor	1.10%	1.45%	1.29%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

36 | Annual Report franklintempleton.com

FRANKLIN REAL RETURN FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

franklintempleton.com Annual Report | 37

FRANKLIN REAL RETURN FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

38 | Annual Report franklintempleton.com

FRANKLIN REAL RETURN FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in a fund adjust to a rise in interest rates, the Fund’s share price may decline. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/28/15. Fund investment results reflect the expense reduction, to the extent applicable;
without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Classes C, R6 and Advisor) per share on 10/31/14.
7. The 30-day standardized yield for the 30 days ended 10/31/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Source: Morningstar. The Barclays U.S. TIPS Index comprises U.S. TIPS rated investment grade (Baa3/BBB- or better) with at least one year to final maturity and at least
$250 million par amount outstanding.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com Annual Report | 39

FRANKLIN REAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

40 | Annual Report

franklintempleton.com

FRANKLIN REAL RETURN FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/14	Value 10/31/14	Period* 5/1/14–10/31/14
A
Actual	$1,000	$991.20	$4.52
Hypothetical (5% return before expenses)	$1,000	$1,020.67	$4.58
C
Actual	$1,000	$987.90	$6.51
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.61
R6
Actual	$1,000	$991.70	$2.61
Hypothetical (5% return before expenses)	$1,000	$1,022.58	$2.65
Advisor
Actual	$1,000	$991.90	$3.26
Hypothetical (5% return before expenses)	$1,000	$1,021.93	$3.31

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90%;
C: 1.30%; R6: 0.52%; and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

franklintempleton.com Annual Report | 41

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Balanced Fund
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.43	$10.64	$9.87	$9.61	$8.55
Income from investment operations[a]:
Net investment income[b]	0.31 [c]	0.27	0.30	0.32	0.31
Net realized and unrealized gains (losses)	0.65	1.02	0.83	0.30	1.11
Total from investment operations	0.96	1.29	1.13	0.62	1.42
Less distributions from:
Net investment income	(0.36)	(0.36)	(0.36)	(0.36)	(0.36)
Net realized gains	(0.17)	(0.14)	(—)[d]	—	—
Total distributions	(0.53)	(0.50)	(0.36)	(0.36)	(0.36)
Net asset value, end of year	$11.86	$11.43	$10.64	$9.87	$9.61

Total return[e]	8.66%	12.51%	11.70%	6.51%	16.95%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.09%	1.12%	1.15%	1.17%	1.23%
Expenses net of waiver and payments by affiliates	1.09%[f]	1.10%[f]	1.01%	1.01%	1.02%
Net investment income	2.64%[c]	2.51%	2.95%	3.27%	3.44%

Supplemental data
Net assets, end of year (000’s)	$2,053,623	$1,354,710	$627,287	$218,625	$146,699
Portfolio turnover rate	40.54%	58.52%	58.59%	70.76%	54.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.39%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

42 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.34	$10.57	$9.81	$9.54	$8.49
Income from investment operations[a]:
Net investment income[b]	0.23 [c]	0.20	0.23	0.25	0.24
Net realized and unrealized gains (losses)	0.65	0.99	0.82	0.31	1.11
Total from investment operations	0.88	1.19	1.05	0.56	1.35
Less distributions from:
Net investment income	(0.28)	(0.28)	(0.29)	(0.29)	(0.30)
Net realized gains	(0.17)	(0.14)	(—)[d]	—	—
Total distributions	(0.45)	(0.42)	(0.29)	(0.29)	(0.30)
Net asset value, end of year	$11.77	$11.34	$10.57	$9.81	$9.54

Total return[e]	7.97%	11.62%	10.91%	5.91%	16.12%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.79%	1.82%	1.85%	1.87%	1.92%
Expenses net of waiver and payments by affiliates	1.79%[f]	1.80%[f]	1.71%	1.71%	1.71%
Net investment income	1.94%[c]	1.81%	2.25%	2.57%	2.75%

Supplemental data
Net assets, end of year (000’s)	$492,514	$354,359	$187,991	$85,302	$47,219
Portfolio turnover rate	40.54%	58.52%	58.59%	70.76%	54.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 43

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.45	$10.66	$9.89	$9.62	$8.56
Income from investment operations[a]:
Net investment income[b]	0.29 [c]	0.26	0.29	0.31	0.28
Net realized and unrealized gains (losses)	0.66	1.01	0.82	0.30	1.12
Total from investment operations	0.95	1.27	1.11	0.61	1.40
Less distributions from:
Net investment income	(0.34)	(0.34)	(0.34)	(0.34)	(0.34)
Net realized gains	(0.17)	(0.14)	(—)[d]	—	—
Total distributions	(0.51)	(0.48)	(0.34)	(0.34)	(0.34)
Net asset value, end of year	$11.89	$11.45	$10.66	$9.89	$9.62

Total return	8.51%	12.26%	11.46%	6.39%	16.70%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.29%	1.32%	1.35%	1.37%	1.42%
Expenses net of waiver and payments by affiliates	1.29%[e]	1.30%[e]	1.21%	1.21%	1.21%
Net investment income	2.44%[c]	2.31%	2.75%	3.07%	3.25%

Supplemental data
Net assets, end of year (000’s)	$3,598	$3,253	$2,378	$1,928	$677
Portfolio turnover rate	40.54%	58.52%	58.59%	70.76%	54.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.19%.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.

44 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
	Year Ended
	October 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.45	$11.08
Income from investment operations[b]:
Net investment income[c]	0.37 [d]	0.19
Net realized and unrealized gains (losses)	0.65	0.38
Total from investment operations	1.02	0.57
Less distributions from:
Net investment income	(0.41)	(0.20)
Net realized gains	(0.17)	—
Total distributions	(0.58)	(0.20)
Net asset value, end of year	$11.89	$11.45

Total return[e]	9.29%	5.15%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.68%	1.82%
Expenses net of waiver and payments by affiliates[g]	0.68%	0.70%
Net investment income	3.05%[d]	2.91%

Supplemental data
Net assets, end of year (000’s)	$513	$5
Portfolio turnover rate	40.54%	58.52%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 45

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.45	$10.66	$9.89	$9.62	$8.56
Income from investment operations[a]:
Net investment income[b]	0.35 [c]	0.30	0.34	0.35	0.34
Net realized and unrealized gains (losses)	0.65	1.02	0.82	0.31	1.11
Total from investment operations	1.00	1.32	1.16	0.66	1.45
Less distributions from:
Net investment income	(0.40)	(0.39)	(0.39)	(0.39)	(0.39)
Net realized gains	(0.17)	(0.14)	(—)[d]	—	—
Total distributions	(0.57)	(0.53)	(0.39)	(0.39)	(0.39)
Net asset value, end of year	$11.88	$11.45	$10.66	$9.89	$9.62

Total return	8.97%	12.82%	12.01%	6.93%	17.30%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.79%	0.82%	0.85%	0.87%	0.92%
Expenses net of waiver and payments by affiliates	0.79%[e]	0.80%[e]	0.71%	0.71%	0.71%
Net investment income	2.94%[c]	2.81%	3.25%	3.57%	3.75%

Supplemental data
Net assets, end of year (000’s)	$41,494	$68,201	$13,779	$7,477	$3,299
Portfolio turnover rate	40.54%	58.52%	58.59%	70.76%	54.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.69%.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.

46 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2014
Franklin Balanced Fund
	Country	Shares	Value
Common Stocks 53.7%
Consumer Discretionary 5.7%
Comcast Corp., A	United States	500,000	$27,675,000
Ford Motor Co.	United States	1,500,000	21,135,000
General Motors Co.	United States	750,000	23,550,000
Lowe’s Cos. Inc.	United States	398,000	22,765,600
Starwood Hotels & Resorts Worldwide Inc.	United States	250,000	19,165,000
Target Corp.	United States	550,000	34,001,000
			148,291,600
Consumer Staples 2.2%
PepsiCo Inc.	United States	265,000	25,485,050
The Procter & Gamble Co.	United States	140,000	12,217,800
Walgreen Co.	United States	300,000	19,266,000
			56,968,850
Energy 6.5%
BP PLC, ADR	United Kingdom	400,000	17,384,000
Chevron Corp.	United States	200,000	23,990,000
Eni SpA	Italy	500,000	10,654,750
Halliburton Co.	United States	250,000	13,785,000
Kinder Morgan Inc.	United States	560,000	21,672,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	200,000	14,358,000
Schlumberger Ltd.	United States	400,000	39,464,000
The Williams Cos. Inc.	United States	500,000	27,755,000
			169,062,750
Financials 2.5%
JPMorgan Chase & Co.	United States	300,000	18,144,000
MetLife Inc.	United States	557,270	30,226,325
Wells Fargo & Co.	United States	300,000	15,927,000
			64,297,325
Health Care 3.8%
Eli Lilly & Co.	United States	425,000	28,190,250
Johnson & Johnson	United States	250,000	26,945,000
Pfizer Inc.	United States	700,000	20,965,000
Sanofi, ADR	France	500,000	23,120,000
			99,220,250
Industrials 9.2%
The Boeing Co.	United States	210,000	26,231,100
Caterpillar Inc.	United States	300,000	30,423,000
Deere & Co.	United States	300,010	25,662,856
General Electric Co.	United States	1,199,998	30,971,948
Lockheed Martin Corp.	United States	75,000	14,292,750
Northrop Grumman Corp.	United States	125,000	17,245,000
Raytheon Co.	United States	250,000	25,970,000
Republic Services Inc.	United States	700,000	26,880,000
United Parcel Service Inc., B	United States	250,000	26,227,500
Waste Management Inc.	United States	300,000	14,667,000
			238,571,154

franklintempleton.com Annual Report | 47

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Information Technology 7.6%
Analog Devices Inc.	United States	450,000	$22,329,000
Apple Inc.	United States	385,238	41,605,704
Cisco Systems Inc.	United States	1,000,000	24,470,000
Intel Corp.	United States	600,000	20,406,000
Maxim Integrated Products Inc.	United States	650,000	19,071,000
Microsoft Corp.	United States	300,000	14,085,000
QUALCOMM Inc.	United States	200,000	15,702,000
Texas Instruments Inc.	United States	500,000	24,830,000
Xilinx Inc.	United States	300,000	13,344,000
			195,842,704
Materials 7.2%
Agrium Inc.	Canada	300,000	29,346,000
BHP Billiton Ltd., ADR	Australia	300,000	17,832,000
The Dow Chemical Co.	United States	500,000	24,700,000
E. I. du Pont de Nemours and Co.	United States	275,000	19,016,250
Freeport-McMoRan Inc., B	United States	800,000	22,800,000
The Mosaic Co.	United States	568,742	25,200,958
Potash Corp. of Saskatchewan Inc.	Canada	450,000	15,376,500
Praxair Inc.	United States	100,000	12,599,000
Rio Tinto PLC, ADR	United Kingdom	400,000	19,188,000
			186,058,708
Telecommunication Services 2.8%
AT&T Inc.	United States	1,000,000	34,840,000
Verizon Communications Inc.	United States	750,000	37,687,500
			72,527,500
Utilities 6.2%
Duke Energy Corp.	United States	400,000	32,860,000
Exelon Corp.	United States	500,000	18,295,000
NextEra Energy Inc.	United States	100,000	10,022,000
PG&E Corp.	United States	700,000	35,224,000
Portland General Electric Co.	United States	300,000	10,923,000
The Southern Co.	United States	600,000	27,816,000
Xcel Energy Inc.	United States	800,000	26,776,000
			161,916,000
Total Common Stocks (Cost $1,212,168,338)			1,392,756,841
[a]Equity-Linked Securities 5.0%
Consumer Staples 0.6%
[b]Wells Fargo & Co. into Whole Foods Market Inc., 7.00%, 144A	United States	400,000	15,730,880
Financials 0.4%
[b]The Goldman Sachs Group Inc. into Citigroup Inc., 5.00%, 144A	United States	212,000	10,959,170
Information Technology 2.3%
[b]Credit Suisse New York into Freescale Semiconductor Ltd., 7.00%, 144A	United States	771,000	15,562,018
[b]Credit Suisse New York into Intel Corp., 6.00%, 144A	United States	800,000	23,588,160
[b]Credit Suisse New York into Yahoo! Inc., 7.00%, 144A	United States	492,000	21,074,870
			60,225,048

48 | Annual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
	Country	Shares	Value
[a]Equity-Linked Securities (continued)
Materials 1.7%
[b]Credit Suisse New York into LyondellBasell Industries NV, 6.00%, 144A	United States	272,000	$24,737,937
[b]Morgan Stanley into Rio Tinto PLC, 7.50%, 144A	United Kingdom	260,000	12,949,586
[b]Wells Fargo & Co. into Freeport-McMoRan Inc., 7.50%, 144A	United States	192,000	5,696,717
			43,384,240
Total Equity-Linked Securities (Cost $131,437,980)			130,299,338
Convertible Preferred Stocks 5.0%
Energy 1.3%
[b]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	11,000	11,983,125
[b]Penn Virginia Corp., 6.00%, cvt. pfd., 144A	United States	75,000	6,197,250
Rex Energy Corp., 6.00%, cvt. pfd., A	United States	115,000	8,711,055
Sanchez Energy Corp., 4.875%, cvt. pfd.	United States	60,000	2,866,860
Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	90,000	4,639,500
			34,397,790
Financials 1.2%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	12,901	14,748,552
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	12,500	15,050,000
			29,798,552
Industrials 0.2%
United Technologies Corp., 7.50%, cvt. pfd.	United States	93,800	5,475,106
Materials 0.2%
ArcelorMittal, 6.00%, cvt. pfd.	Luxembourg	200,000	4,100,000
Cliffs Natural Resources Inc., 7.00%, cvt. pfd.	United States	100,000	1,050,000
			5,150,000
Utilities 2.1%
Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	350,000	19,908,000
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	238,900	12,028,615
Exelon Corp., 6.50%, cvt. pfd.	United States	100,000	5,268,000
NextEra Energy Inc., 5.599%, cvt. pfd.	United States	100,000	6,560,500
NextEra Energy Inc., 5.799%, cvt. pfd.	United States	200,000	11,090,000
			54,855,115
Total Convertible Preferred Stocks (Cost $127,543,927)			129,676,563
Preferred Stocks 0.7%
Financials 0.7%
Ally Financial Inc., 8.50%, pfd., A	United States	120,300	3,185,544
Citigroup Capital XIII, 8.75%, pfd.	United States	37,000	984,940
[c]Morgan Stanley, 6.375%, pfd., I	United States	310,000	7,815,100
U.S. Bancorp, 6.00%, pfd., G	United States	180,000	4,870,800
Total Preferred Stocks (Cost $15,605,532)			16,856,384

		Principal
		Amount*

Corporate Bonds 29.8%
Consumer Discretionary 2.1%
CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.75%, 1/15/24	United States	10,000,000	10,262,500
DISH DBS Corp., senior note, 5.875%, 7/15/22	United States	3,000,000	3,187,500
Dollar General Corp., senior bond, 3.25%, 4/15/23	United States	15,000,000	13,488,030
Ford Motor Credit Co. LLC, senior note, 3.00%, 6/12/17	United States	6,000,000	6,190,194

franklintempleton.com		Annual Report | 49

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
[b]S.A.C.I. Falabella, senior note, 144A, 3.75%, 4/30/23	Chile	7,000,000	$6,909,091
[b]Tiffany & Co., senior bond, 144A, 4.90%, 10/01/44	United States	7,000,000	7,181,412
Trinity Acquisition PLC, senior note, 4.625%, 8/15/23	United Kingdom	7,000,000	7,360,675
			54,579,402
Consumer Staples 2.5%
[b]Cencosud SA, senior note, 144A, 4.875%, 1/20/23	Chile	7,000,000	7,055,335
Kraft Foods Group Inc., senior bond, 3.50%, 6/06/22	United States	10,000,000	10,247,740
Lorillard Tobacco Co., senior note, 2.30%, 8/21/17	United States	10,000,000	10,111,380
Mondelez International Inc., senior bond, 4.00%, 2/01/24	United States	15,000,000	15,503,385
Sysco Corp., senior bond, 4.35%, 10/02/34	United States	10,000,000	10,379,120
Tyson Foods Inc., senior bond, 3.95%, 8/15/24	United States	12,100,000	12,360,029
			65,656,989
Energy 5.3%
[b]California Resources Corp., senior bond, 144A, 6.00%, 11/15/24	United States	8,400,000	8,631,000
Chesapeake Energy Corp., senior note, 5.375%, 6/15/21	United States	7,500,000	7,856,250
Ecopetrol SA, senior bond, 4.125%, 1/16/25	Colombia	15,000,000	14,647,425
El Paso Pipeline Partners Operating Co. LLC, senior note, 4.30%, 5/01/24	United States	12,900,000	12,980,625
[b]Enable Midstream Partners LP, senior note, 144A, 3.90%, 5/15/24	United States	9,700,000	9,715,016
Energy Transfer Partners LP, senior bond, 3.60%, 2/01/23	United States	25,000,000	24,526,100
Ensco PLC, senior bond, 5.75%, 10/01/44	United States	3,800,000	3,963,894
EOG Resources Inc., senior bond, 2.625%, 3/15/23	United States	5,500,000	5,304,700
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc., senior note,
6.125%, 6/15/19	United States	1,846,000	2,023,678
6.50%, 11/15/20	United States	3,258,000	3,565,881
Peabody Energy Corp., senior note, 6.25%, 11/15/21	United States	4,000,000	3,802,500
[b]Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	3,000,000	3,093,390
Phillips 66, senior note, 1.95%, 3/05/15	United States	7,500,000	7,537,882
Sabine Pass Liquefaction LLC,
first lien, 5.625%, 2/01/21	United States	7,500,000	7,893,750
[b]senior secured note, first lien, 144A, 5.75%, 5/15/24	United States	13,200,000	13,711,500
Weatherford International Ltd., senior bond, 5.95%, 4/15/42	United States	4,000,000	4,248,104
The Williams Cos. Inc., senior bond, 3.70%, 1/15/23	United States	5,000,000	4,710,005
			138,211,700
Financials 11.2%
[d]Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter,
Perpetual	United States	10,000,000	10,900,000
Capital One Bank USA NA,
senior note, 2.30%, 6/05/19	United States	14,000,000	13,934,270
sub. bond, 3.375%, 2/15/23	United States	5,000,000	4,958,685
Citigroup Inc.,
[d]junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	15,000,000	14,943,750
sub. bond, 5.50%, 9/13/25	United States	10,000,000	11,100,120
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	15,000,000	14,568,750
[d]General Electric Capital Corp., junior sub. bond, 7.125% to 6/15/22,
FRN thereafter, Perpetual	United States	8,000,000	9,350,000
HCP Inc., senior bond, 3.875%, 8/15/24	United States	21,700,000	21,759,892
Healthcare Trust of America Holdings LP, senior note, 3.375%, 7/15/21	United States	10,000,000	9,999,840
HSBC Finance Corp., senior sub. bond, 6.676%, 1/15/21	United States	2,000,000	2,361,810
[b,e]ING Bank NV, senior note, 144A, FRN, 1.874%, 9/25/15	Netherlands	5,000,000	5,066,050

50 | Annual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Financials (continued)
[d]JPMorgan Chase & Co.,
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	13,000,000	$12,853,750
junior sub. note, 1, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	10,000,000	10,887,500
[b]Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	7,100,000	7,704,721
[b]Mizuho Bank Ltd., senior note, 144A, 2.45%, 4/16/19	Japan	12,000,000	12,023,268
Morgan Stanley, senior sub. bond, 4.35%, 9/08/26	United States	15,000,000	15,054,030
Navient LLC, senior note, 6.125%, 3/25/24	United States	15,000,000	15,525,150
[b]Nippon Life Insurance Co., sub. bond, 144A, 5.10% to10/16/24, FRN thereafter,
10/16/44	Japan	15,000,000	15,705,600
[d]PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23,
FRN thereafter, Perpetual	United States	12,000,000	11,430,000
Prologis LP, senior note, 4.25%, 8/15/23	United States	12,000,000	12,523,164
[b]Prudential Covered Trust, secured note, 144A, 2.997%, 9/30/15	United States	2,550,000	2,598,256
Prudential Financial Inc., junior sub. note, 5.875%, 9/15/42	United States	5,000,000	5,325,000
Realty Income Corp., senior bond, 3.875%, 7/15/24	United States	15,000,000	15,087,825
Royal Bank of Scotland Group PLC, sub. note,
6.125%, 12/15/22	United Kingdom	4,000,000	4,340,000
5.125%, 5/28/24	United Kingdom	10,400,000	10,445,500
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	7,000,000	8,020,593
U.S. Bank NA, sub. note, 3.778% to 4/29/18, FRN thereafter, 4/29/20	United States	4,500,000	4,564,841
[d]Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	7,900,000	8,141,740
			291,174,105
Health Care 2.1%
Celgene Corp., senior bond, 4.00%, 8/15/23	United States	10,000,000	10,459,150
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	10,000,000	10,202,810
HCA Inc., senior secured note, first lien, 5.00%, 3/15/24	United States	7,000,000	7,236,320
PerkinElmer Inc., senior note, 5.00%, 11/15/21	United States	2,000,000	2,173,388
Thermo Fisher Scientific Inc., senior note, 2.40%, 2/01/19	United States	12,000,000	12,080,136
[b]Valeant Pharmaceuticals International Inc., senior note, 144A, 6.75%, 8/15/18	United States	10,400,000	11,089,000
			53,240,804
Industrials 1.0%
[b]Air Canada 2013-1A Pass Through Trust, first lien, 144A, 4.125%, 11/15/26	Canada	6,833,070	6,867,235
[b]Aviation Capital Group Corp., senior note, 144A, 3.875%, 9/27/16	United States	12,000,000	12,333,768
[b]Bombardier Inc., senior note, 144A, 6.00%, 10/15/22	Canada	5,000,000	5,140,625
			24,341,628
Information Technology 1.2%
[b]Freescale Semiconductor Inc.,
secured note, 144A, 5.00%, 5/15/21	United States	8,500,000	8,415,000
senior secured note, 144A, 6.00%, 1/15/22	United States	6,100,000	6,267,750
Oracle Corp., senior note, 2.50%, 10/15/22	United States	10,000,000	9,669,270
ViaSat Inc., senior note, 6.875%, 6/15/20	United States	5,000,000	5,312,500
			29,664,520
Materials 1.4%
[b]Alpek SA de CV, senior note, 144A, 4.50%, 11/20/22	Mexico	5,000,000	5,101,700
[b]Cemex SAB de CV, senior secured note, 144A, 6.50%, 12/10/19	Mexico	6,000,000	6,423,750
CrownAmericas LLC/CrownAmericas Capital Corp. IV, senior bond, 4.50%, 1/15/23	United States	5,000,000	4,937,500
Freeport-McMoRan Inc., senior bond, 3.875%, 3/15/23	United States	7,000,000	6,928,110
[b]Glencore Funding LLC, senior note, 144A, 4.125%, 5/30/23	Switzerland	10,000,000	9,974,520
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	4,000,000	4,085,248
			37,450,828

franklintempleton.com Annual Report | 51

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Telecommunication Services 1.3%
[b]SoftBank Corp., senior note, 144A, 4.50%, 4/15/20	Japan	10,000,000	$10,150,000
Telefonica Emisiones SAU, senior note, 4.57%, 4/27/23	Spain	10,000,000	10,623,950
Verizon Communications Inc., senior bond, 6.55%, 9/15/43	United States	11,000,000	13,907,113
			34,681,063
Utilities 1.7%
[b]Calpine Corp., senior secured note, first lien, 144A, 6.00%, 1/15/22	United States	7,400,000	8,010,500
[b,d]EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	10,000,000	10,400,600
[b]Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000	5,749,940
[b]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	10,000,000	9,625,000
[b]NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 144A, 6.875%,
10/15/21	United States	10,000,000	10,675,000
			44,461,040
Total Corporate Bonds (Cost $747,781,654)			773,462,079
Total Investments before Short Term Investments
(Cost $2,234,537,431)			2,443,051,205
Short Term Investments 4.4%
U.S. Government and Agency Securities (Cost $18,199,859) 0.7%
[f,g]U.S. Treasury Bill, 11/28/14	United States	18,200,000	18,199,963
Total Investments before Money Market Funds
(Cost $2,252,737,290)			2,461,251,168

		Shares
Money Market Funds (Cost $95,445,564) 3.7%
[c,h]Institutional Fiduciary Trust Money Market Portfolio	United States	95,445,564	95,445,564
Total Investments (Cost $2,348,182,854) 98.6%			2,556,696,732
Options Written (0.0)%†			(162,500)
Other Assets, less Liabilities 1.4%			35,207,653
Net Assets 100.0%			$2,591,741,885

		Number of
		Contracts

[i]Options Written (0.0)%†
Puts – Exchange-Traded
Energy (0.0)%†
EOG Resources Inc., November Strike Price $85, Expires 11/22/14	United States	1,000	$(95,000)
Consumer Discretionary (0.0)%†
Las Vegas Sands Corp., November Strike Price $58, Expires 11/22/14	United States	1,500	(67,500)
Total Options Written (Premiums received $406,518)			$(162,500)

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aSee Note 1(g) regarding equity-linked securities.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
October 31, 2014, the aggregate value of these securities was $374,098,740, representing 14.43% of net assets.

52 | Annual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)

cNon-income producing.
dPerpetual security with no stated maturity date.
eThe coupon rate shown represents the rate at period end.
fThe security is traded on a discount basis with no stated coupon rate.
gSecurity or a portion of the security has been pledged as collateral for written options contracts. At October 31, 2014, the value of this security pledged as collateral was
$18,063,964, representing 0.70% of net assets.
hSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
iSee Note 1(e) regarding written options.

At October 31, 2014, the fund had the following forward exchange contracts outstanding. See Note 1(e).

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
Swiss Franc	DBAB	Buy	3,806,375	$4,210,592	4/16/15	$—	$(246,620)
Swiss Franc	DBAB	Sell	3,806,375	4,285,011	4/16/15	321,039	—
Unrealized appreciation (depreciation)						321,039	(246,620)
Net unrealized appreciation (depreciation)						$74,419

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 102.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 53

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Convertible Securities Fund
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.82	$14.93	$14.37	$14.55	$12.28
Income from investment operations[a]:
Net investment income[b]	0.23	0.37	0.41	0.42	0.37
Net realized and unrealized gains (losses)	1.32	2.99	0.67	(0.06)	2.42
Total from investment operations	1.55	3.36	1.08	0.36	2.79
Less distributions from:
Net investment income	(0.33)	(0.47)	(0.52)	(0.54)	(0.52)
Net realized gains	(0.07)	—	—	—	—
Total distributions	(0.40)	(0.47)	(0.52)	(0.54)	(0.52)
Net asset value, end of year	$18.97	$17.82	$14.93	$14.37	$14.55

Total return[c]	8.85%	22.92%	7.66%	2.35%	23.17%

Ratios to average net assets
Expenses	0.88%[d,e]	0.88%[e]	0.90%	0.88%	0.90%
Net investment income	1.23%	2.25%	2.84%	2.77%	2.78%

Supplemental data
Net assets, end of year (000’s)	$921,134	$844,498	$602,804	$704,844	$651,012
Portfolio turnover rate	23.05%	34.69%	12.82%	23.24%	29.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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	FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.60	$14.75	$14.21	$14.39	$12.16
Income from investment operations[a]:
Net investment income[b]	0.09	0.24	0.30	0.30	0.27
Net realized and unrealized gains (losses)	1.31	2.97	0.65	(0.06)	2.38
Total from investment operations	1.40	3.21	0.95	0.24	2.65
Less distributions from:
Net investment income	(0.20)	(0.36)	(0.41)	(0.42)	(0.42)
Net realized gains	(0.07)	—	—	—	—
Total distributions	(0.27)	(0.36)	(0.41)	(0.42)	(0.42)
Net asset value, end of year	$18.73	$17.60	$14.75	$14.21	$14.39

Total return[c]	8.01%	22.11%	6.79%	1.60%	22.16%

Ratios to average net assets
Expenses	1.63%[d,e]	1.63%[e]	1.65%	1.63%	1.65%
Net investment income	0.48%	1.50%	2.09%	2.02%	2.03%

Supplemental data
Net assets, end of year (000’s)	$333,034	$273,132	$211,630	$232,471	$222,201
Portfolio turnover rate	23.05%	34.69%	12.82%	23.24%	29.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 55

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)
Period Ended
October 31,
2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.21
Income from investment operations[b]:
Net investment income[c]	0.19
Net realized and unrealized gains (losses)	(0.17)
Total from investment operations	0.02
Less distributions from net investment income	(0.24)
Net asset value, end of period	$18.99

Total return[d]	0.11%

Ratios to average net assets[e]
Expenses[f]	0.51%
Net investment income	1.60%

Supplemental data
Net assets, end of period (000’s)	$3,093
Portfolio turnover rate	23.05%

aFor the period March 4, 2014 (effective date) to October 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

56 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.83	$14.94	$14.38	$14.56	$12.29
Income from investment operations[a]:
Net investment income[b]	0.28	0.41	0.45	0.47	0.41
Net realized and unrealized gains (losses)	1.32	2.99	0.66	(0.08)	2.41
Total from investment operations	1.60	3.40	1.11	0.39	2.82
Less distributions from:
Net investment income	(0.38)	(0.51)	(0.55)	(0.57)	(0.55)
Net realized gains	(0.07)	—	—	—	—
Total distributions	(0.45)	(0.51)	(0.55)	(0.57)	(0.55)
Net asset value, end of year	$18.98	$17.83	$14.94	$14.38	$14.56

Total return	9.13%	23.21%	7.93%	2.60%	23.45%

Ratios to average net assets
Expenses	0.63%[c,d]	0.63%[d]	0.65%	0.63%	0.65%
Net investment income	1.48%	2.50%	3.09%	3.02%	3.03%

Supplemental data
Net assets, end of year (000’s)	$877,190	$387,528	$196,765	$181,611	$68,526
Portfolio turnover rate	23.05%	34.69%	12.82%	23.24%	29.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 57

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2014

Franklin Convertible Securities Fund
	Country	Shares	Value
Common Stocks 1.6%
Consumer Discretionary 0.6%
General Motors Co.	United States	404,132	$12,689,745
Financials 1.0%
[a]Affiliated Managers Group Inc.	United States	55,553	11,098,934
MetLife Inc.	United States	191,281	10,375,081
			21,474,015
Total Common Stocks (Cost $34,095,237)			34,163,760
Convertible Preferred Stocks 18.5%
Consumer Staples 2.9%
Post Holdings Inc., 5.25%, cvt. pfd.	United States	95,200	8,046,999
[b]Post Holdings Inc., 2.50%, cvt. pfd., 144A	United States	176,200	13,732,587
Tyson Foods Inc., 4.75%, cvt. pfd.	United States	800,000	40,128,000
			61,907,586
Energy 4.0%
[b]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	18,500	20,153,438
McDermott International Inc., 6.25%, cvt. pfd.	United States	960,000	15,600,000
Rex Energy Corp., 6.00%, cvt. pfd., A	United States	250,000	18,937,075
Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	236,000	12,165,800
SandRidge Energy Inc., 7.00%, cvt. pfd.	United States	200,000	16,926,000
			83,782,313
Financials 0.7%
Wintrust Financial Corp., 5.00%, cvt. pfd.	United States	12,300	15,416,512
Industrials 3.4%
Stanley Black & Decker Inc., 4.75%, cvt. pfd.	United States	297,600	39,771,264
United Technologies Corp., 7.50%, cvt. pfd.	United States	570,100	33,276,737
			73,048,001
Materials 2.6%
[a]Alcoa Inc., 5.38%, cvt. pfd.	United States	750,000	39,075,000
ArcelorMittal, 6.00%, cvt. pfd.	Luxembourg	395,000	8,097,500
Cliffs Natural Resources Inc., 7.00%, cvt. pfd.	United States	792,000	8,316,000
			55,488,500
Utilities 4.9%
Dominion Resources Inc., 6.00%, cvt. pfd., B	United States	310,000	17,685,500
Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	220,000	12,513,600
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	185,200	9,324,820
Exelon Corp., 6.50%, cvt. pfd.	United States	500,000	26,340,000
The Laclede Group Inc., 6.75%, cvt. pfd.	United States	60,000	3,330,000
NextEra Energy Inc., 5.599%, cvt. pfd.	United States	400,000	26,242,000
NextEra Energy Inc., 5.799%, cvt. pfd.	United States	164,000	9,093,800
			104,529,720
Total Convertible Preferred Stocks (Cost $405,215,282)			394,172,632

58 | Annual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Convertible Securities Fund (continued)
		Principal
	Country	Amount*	Value

Convertible Bonds 77.7%
Consumer Discretionary 14.1%
Ctrip.com International Ltd., cvt., senior note, 1.25%, 10/15/18	China	19,200,000	$20,205,312
[b]HomeAway Inc., cvt., senior note, 144A, 0.125%, 4/01/19	United States	36,500,000	35,473,438
Iconix Brand Group Inc., cvt., senior sub. note, 2.50%, 6/01/16	United States	30,190,000	40,643,287
[b]Jarden Corp., cvt., sub. bond, 144A, 1.125%, 3/15/34	United States	40,000,000	42,950,000
Liberty Interactive LLC, cvt., senior note, 0.75%, 3/30/43	United States	17,250,000	23,783,438
Liberty Interactive LLC into Motorola Solutions Inc., cvt., senior deb., 3.50%,
1/15/31	United States	8,000,000	4,340,000
[b]Liberty Media Corp., cvt., senior note, 144A, 1.375%, 10/15/23	United States	21,200,000	21,186,750
MGM Resorts International, cvt., senior note, 4.25%, 4/15/15	United States	29,000,000	37,265,000
The Priceline Group Inc., cvt., senior note, 0.35%, 6/15/20	United States	35,000,000	39,856,250
Shutterfly Inc., cvt., 0.25%, 5/15/18	United States	37,465,000	36,317,634
			302,021,109
Energy 1.6%
Cobalt International Energy Inc., cvt.,
senior bond, 3.125%, 5/15/24	United States	25,000,000	19,703,125
senior note, 2.625%, 12/01/19	United States	19,900,000	14,813,063
			34,516,188
Financials 2.6%
Forest City Enterprises Inc., cvt.,
A, senior note, 3.625%, 8/15/20	United States	20,250,000	21,515,625
senior note, 4.25%, 8/15/18	United States	20,000,000	22,625,000
[c]MF Global Holdings Ltd., cvt., senior note, 1.875%, 2/01/16	United States	25,000,000	10,500,000
			54,640,625
Health Care 17.4%
BioMarin Pharmaceutical Inc., cvt., senior sub. note,
0.75%, 10/15/18	United States	6,000,000	6,933,750
1.50%, 10/15/20	United States	35,700,000	42,148,312
Brookdale Senior Living Inc., cvt., senior note, 2.75%, 6/15/18	United States	26,200,000	34,338,375
Corsicanto Ltd., cvt., senior bond, 3.50%, 1/15/32	Ireland	12,500,000	7,562,500
Depomed Inc., cvt., senior note, 2.50%, 9/01/21	United States	16,000,000	17,070,000
Fluidigm Corp., cvt., senior bond, 2.75%, 2/01/34	United States	14,418,000	13,363,684
HeartWare International Inc., cvt., senior note, 3.50%, 12/15/17	United States	10,000,000	10,681,250
[b]Illumina Inc., senior bond, 144A, cvt., 0.50%, 6/15/21	United States	33,000,000	38,094,375
[b]Jazz Investments I Ltd., cvt., senior note, 144A, 1.875%, 8/15/21	United States	35,000,000	40,576,550
Mylan Inc., cvt., senior note, 3.75%, 9/15/15	United States	9,500,000	38,237,500
Omnicare Inc., cvt., senior sub. note, 3.50%, 2/15/44	United States	36,563,000	41,704,672
Pacira Pharmaceuticals Inc., cvt., senior note, 3.25%, 2/01/19	United States	5,880,000	22,035,300
Salix Pharmaceuticals Ltd., cvt., senior note, 2.75%, 5/15/15	United States	12,000,000	37,125,000
Spectranetics Corp., cvt., senior note, 2.625%, 6/01/34	United States	17,000,000	20,984,375
			370,855,643
Industrials 2.2%
The KEYW Holding Corp., cvt., senior note, 2.50%, 7/15/19	United States	20,000,000	17,825,000
[b]UTI Worldwide Inc., cvt., senior note, 144A, 4.50%, 3/01/19	United States	28,000,000	30,187,500
			48,012,500

franklintempleton.com Annual Report | 59

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Convertible Securities Fund (continued)
		Principal
	Country	Amount*	Value
Convertible Bonds (continued)
Information Technology 37.2%
[c,d]BearingPoint Liquidating Trust	United States	14,000,000	$—
Bottomline Technologies Inc., cvt., senior note, 1.50%, 12/01/17	United States	16,400,000	17,445,500
[b]Concur Technologies Inc., cvt., senior note, 144A, 2.50%, 4/15/15	United States	3,900,000	9,559,875
Electronic Arts Inc., cvt., senior note, 0.75%, 7/15/16	United States	34,600,000	46,947,875
[b]Electronics for Imaging Inc., cvt., senior note, 144A, 0.75%, 9/01/19	United States	22,000,000	23,301,520
Intel Corp., cvt.,
junior sub., 3.25%, 8/01/39	United States	8,000,000	13,285,040
[b]junior sub. bond, 144A, 2.95%, 12/15/35	United States	19,000,000	24,343,750
junior sub. deb., 2.95%, 12/15/35	United States	2,000,000	2,562,500
JDS Uniphase Corp., senior bond, cvt., 0.625%, 8/15/33	United States	39,900,000	41,097,000
[b]MercadoLibre Inc., cvt., senior note, 144A, 2.25%, 7/01/19	Argentina	5,000,000	6,250,000
[b]Microchip Technology Inc., cvt., junior sub. note, 144A, 2.125%, 12/15/37	United States	20,000,000	34,087,500
Micron Technology Inc., cvt., senior bond, 2.125%, 2/15/33	United States	19,800,000	60,179,625
NetSuite Inc., cvt., senior note, 0.25%, 6/01/18	United States	36,300,000	41,382,000
Novellus Systems Inc., cvt., senior note, 2.625%, 5/15/41	United States	22,600,000	51,090,125
[b]Palo Alto Networks Inc., cvt., senior note, 144A, zero cpn., 7/01/19	United States	32,500,000	38,228,125
[b]Proofpoint Inc., cvt., senior note, 144A, 1.25%, 12/15/18	United States	18,075,000	23,621,766
[b]Qihoo 360 Technologies Co. Ltd., cvt., senior note, 144A, 1.75%, 8/15/21	China	24,000,000	21,975,000
Salesforce.com Inc., cvt., senior note, 0.25%, 4/01/18	United States	35,200,000	41,646,000
SanDisk Corp., cvt., senior note, 0.50%, 10/15/20	United States	33,000,000	39,022,500
[b]ServiceNow Inc., cvt., senior note, 144A, zero cpn., 11/01/18	United States	31,500,000	35,929,687
[b]Sunpower Corp., cvt., senior note, 144A, 0.875%, 6/01/21	United States	6,000,000	6,123,750
Take-Two Interactive Software Inc., cvt., senior note, 1.00%, 7/01/18	United States	16,400,000	22,099,000
[b]Trulia Inc., cvt., senior note, 144A, 2.75%, 12/15/20	United States	32,000,000	46,640,000
[b]Twitter Inc., cvt., senior note, 144A, 1.00%, 9/15/21	United States	35,000,000	31,871,875
[b]VeriSign Inc., cvt., junior sub. bond, 144A, 3.25%, 8/15/37	United States	14,000,000	25,173,750
Xilinx Inc., cvt., senior note, 2.625%, 6/15/17	United States	19,270,000	30,277,988
[b]Yahoo! Inc., cvt., 144A, zero cpn., 12/01/18	United States	35,100,000	37,929,937
[b]Yandex NV, cvt., senior note, 144A, 1.125%, 12/15/18	Russia	23,900,000	21,958,125
			794,029,813
Materials 2.6%
B2Gold Corp., cvt., senior sub. note, 3.25%, 10/01/18	Canada	15,400,000	13,676,740
Cemex SAB de CV, cvt., sub. note, 3.75%, 3/15/18	Mexico	24,000,000	33,526,800
Kaiser Aluminum Corp., cvt., senior note, 4.50%, 4/01/15	United States	4,000,000	5,847,600
Molycorp Inc., cvt., senior note, 5.50%, 2/01/18	United States	7,360,000	2,649,600
			55,700,740
Total Convertible Bonds (Cost $1,389,227,640)			1,659,776,618

		Shares

Escrows and Litigation Trusts (Cost $22,362) 0.0%†
[a]Motors Liquidation Co., Escrow Account, cvt. pfd., D	United States	376,200	3,762
Total Investments before Short Term Investments
(Cost $1,828,560,521)			2,088,116,772

60 | Annual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Convertible Securities Fund (continued)
	Country	Shares	Value

Short Term Investments (Cost $39,603,650) 1.9%
Money Market Funds 1.9%
[a,e]Institutional Fiduciary Trust Money Market Portfolio	United States	39,603,650	$39,603,650
Total Investments (Cost $1,868,164,171) 99.7%			2,127,720,422
Other Assets, less Liabilities 0.3%			6,730,039
Net Assets 100.0%			$2,134,450,461

See Abbreviations on page 102.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
October 31, 2014, the aggregate value of these securities was $629,349,298, representing 29.49% of net assets.
cSee Note 7 regarding defaulted securities.
dSee Note 8 regarding restricted securities.
eSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 61

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Equity Income Fund
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.16	$18.01	$16.58	$15.93	$14.06
Income from investment operations[a]:
Net investment income[b]	0.66 [c]	0.44	0.41	0.41	0.44
Net realized and unrealized gains (losses)	1.73	4.19	1.46	0.75	1.85
Total from investment operations	2.39	4.63	1.87	1.16	2.29
Less distributions from:
Net investment income	(0.50)	(0.48)	(0.44)	(0.51)	(0.42)
Net realized gains	(0.12)	—	—	—	—
Total distributions	(0.62)	(0.48)	(0.44)	(0.51)	(0.42)
Net asset value, end of year	$23.93	$22.16	$18.01	$16.58	$15.93

Total return[d]	10.99%	26.07%	11.43%	7.27%	16.48%

Ratios to average net assets
Expenses	0.87%[e,f]	0.91%[f]	0.95%	0.96%	0.98%[f]
Net investment income	2.87%[c]	2.19%	2.36%	2.48%	2.96%

Supplemental data
Net assets, end of year (000’s)	$1,762,318	$1,637,089	$1,305,791	$1,105,132	$799,585
Portfolio turnover rate	20.15%	33.18%	19.71%	19.45%	11.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.15%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
f Benefit of expense reduction rounds to less than 0.01%.

62 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.04	$17.91	$16.50	$15.85	$14.00
Income from investment operations[a]:
Net investment income[b]	0.49 [c]	0.28	0.28	0.29	0.33
Net realized and unrealized gains (losses)	1.71	4.18	1.45	0.74	1.82
Total from investment operations	2.20	4.46	1.73	1.03	2.15
Less distributions from:
Net investment income	(0.33)	(0.33)	(0.32)	(0.38)	(0.30)
Net realized gains	(0.12)	—	—	—	—
Total distributions	(0.45)	(0.33)	(0.32)	(0.38)	(0.30)
Net asset value, end of year	$23.79	$22.04	$17.91	$16.50	$15.85

Total return[d]	10.14%	25.18%	10.56%	6.44%	15.59%

Ratios to average net assets
Expenses	1.62%[e,f]	1.66%[f]	1.70%	1.71%	1.73%[f]
Net investment income	2.12%[c]	1.44%	1.61%	1.73%	2.21%

Supplemental data
Net assets, end of year (000’s)	$241,566	$208,325	$134,746	$118,686	$97,305
Portfolio turnover rate	20.15%	33.18%	19.71%	19.45%	11.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
f Benefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 63

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.17	$18.01	$16.58	$15.93	$14.07
Income from investment operations[a]:
Net investment income[b]	0.61 [c]	0.39	0.37	0.38	0.41
Net realized and unrealized gains (losses)	1.72	4.20	1.46	0.73	1.83
Total from investment operations	2.33	4.59	1.83	1.11	2.24
Less distributions from:
Net investment income	(0.45)	(0.43)	(0.40)	(0.46)	(0.38)
Net realized gains	(0.12)	—	—	—	—
Total distributions	(0.57)	(0.43)	(0.40)	(0.46)	(0.38)
Net asset value, end of year	$23.93	$22.17	$18.01	$16.58	$15.93

Total return	10.67%	25.81%	11.16%	7.00%	16.09%

Ratios to average net assets
Expenses	1.12%[d,e]	1.16%[e]	1.20%	1.21%	1.23%[e]
Net investment income	2.62%[c]	1.94%	2.11%	2.23%	2.71%

Supplemental data
Net assets, end of year (000’s)	$7,305	$5,844	$4,940	$3,830	$3,589
Portfolio turnover rate	20.15%	33.18%	19.71%	19.45%	11.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.90%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

64 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
	Year Ended
	October 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.18	$20.00
Income from investment operations[b]:
Net investment income[c]	0.75 [d]	0.26
Net realized and unrealized gains (losses)	1.73	2.18
Total from investment operations	2.48	2.44
Less distributions from:
Net investment income	(0.59)	(0.26)
Net realized gains	(0.12)	—
Total distributions	(0.71)	(0.26)
Net asset value, end of year	$23.95	$22.18

Total return[e]	11.38%	12.30%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.78%	2.16%
Expenses net of waiver and payments by affiliates[g]	0.50%	0.51%
Net investment income	3.24%[d]	2.59%

Supplemental data
Net assets, end of year (000’s)	$6	$6
Portfolio turnover rate	20.15%	33.18%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.17 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.51%.
eTotal return is not annualized for periods less than one year.
f Ratios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 65

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.19	$18.02	$16.59	$15.94	$14.07
Income from investment operations[a]:
Net investment income[b]	0.71 [c]	0.48	0.45	0.45	0.48
Net realized and unrealized gains (losses)	1.74	4.22	1.46	0.75	1.85
Total from investment operations	2.45	4.70	1.91	1.20	2.33
Less distributions from:
Net investment income	(0.56)	(0.53)	(0.48)	(0.55)	(0.46)
Net realized gains	(0.12)	—	—	—	—
Total distributions	(0.68)	(0.53)	(0.48)	(0.55)	(0.46)
Net asset value, end of year	$23.96	$22.19	$18.02	$16.59	$15.94

Total return	11.25%	26.48%	11.69%	7.54%	16.76%

Ratios to average net assets
Expenses	0.62%[d,e]	0.66%[e]	0.70%	0.71%	0.73%[e]
Net investment income	3.12%[c]	2.44%	2.61%	2.73%	3.21%

Supplemental data
Net assets, end of year (000’s)	$30,166	$17,534	$10,527	$7,467	$4,183
Portfolio turnover rate	20.15%	33.18%	19.71%	19.45%	11.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.40%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

66 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2014

Franklin Equity Income Fund
	Country	Shares	Value
Common Stocks 92.7%
Consumer Discretionary 15.1%
Ford Motor Co.	United States	2,440,200	$34,382,417
General Motors Co.	United States	231,564	7,271,110
L Brands Inc.	United States	622,200	44,873,064
Lowe’s Cos. Inc.	United States	600,000	34,320,000
McDonald’s Corp.	United States	398,900	37,388,897
NIKE Inc., B	United States	458,000	42,580,260
Starwood Hotels & Resorts Worldwide Inc.	United States	515,200	39,495,232
Target Corp.	United States	571,500	35,330,130
Wynn Resorts Ltd.	United States	175,600	33,365,756
			309,006,866
Consumer Staples 7.6%
Diageo PLC, ADR	United Kingdom	284,000	33,503,480
Mead Johnson Nutrition Co., A	United States	331,900	32,960,989
Nestle SA	Switzerland	335,000	24,516,867
PepsiCo Inc.	United States	448,900	43,170,713
The Procter & Gamble Co.	United States	237,700	20,744,079
			154,896,128
Energy 6.7%
BP PLC, ADR	United Kingdom	391,271	17,004,638
Chevron Corp.	United States	172,400	20,679,380
Exxon Mobil Corp.	United States	367,234	35,515,200
HollyFrontier Corp.	United States	600,000	27,228,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	512,000	36,756,480
			137,183,698
Financials 13.4%
Aflac Inc.	United States	536,200	32,027,226
Bank of America Corp.	United States	974,700	16,725,852
BlackRock Inc.	United States	129,700	44,241,967
JPMorgan Chase & Co.	United States	691,500	41,821,920
Marsh & McLennan Cos. Inc.	United States	497,700	27,059,949
MetLife Inc.	United States	671,905	36,444,127
T. Rowe Price Group Inc.	United States	450,500	36,981,545
Wells Fargo & Co.	United States	725,000	38,490,250
			273,792,836
Health Care 9.4%
Bristol-Myers Squibb Co.	United States	298,700	17,381,353
Eli Lilly & Co.	United States	566,400	37,569,312
Johnson & Johnson	United States	332,000	35,782,960
Pfizer Inc.	United States	979,300	29,330,035
Roche Holding AG	Switzerland	139,000	40,994,127
Sanofi, ADR	France	659,200	30,481,408
			191,539,195
Industrials 14.3%
The Boeing Co.	United States	218,200	27,255,362
Caterpillar Inc.	United States	327,900	33,252,339
General Electric Co.	United States	1,228,500	31,707,585
Honeywell International Inc.	United States	393,800	37,852,056
Lockheed Martin Corp.	United States	254,900	48,576,293

franklintempleton.com		Annual Report | 67

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Equity Income Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Industrials (continued)
Republic Services Inc.	United States	1,216,500	$46,713,600
United Parcel Service Inc., B	United States	306,600	32,165,406
United Technologies Corp.	United States	329,700	35,277,900
			292,800,541
Information Technology 12.6%
CA Inc.	United States	1,144,700	33,264,982
Cisco Systems Inc.	United States	1,665,333	40,750,698
Intel Corp.	United States	1,336,100	45,440,761
Maxim Integrated Products Inc.	United States	1,226,000	35,970,840
Microsoft Corp.	United States	1,034,100	48,550,995
Paychex Inc.	United States	365,900	17,175,346
Seagate Technology PLC	United States	585,200	36,768,116
			257,921,738
Materials 5.4%
BHP Billiton PLC	Australia	842,500	21,707,505
The Dow Chemical Co.	United States	814,400	40,231,360
Freeport-McMoRan Inc., B	United States	633,906	18,066,321
Potash Corp. of Saskatchewan Inc.	Canada	858,600	29,338,362
			109,343,548
Telecommunication Services 2.0%
Verizon Communications Inc.	United States	810,271	40,716,118
Utilities 6.2%
Dominion Resources Inc.	United States	391,100	27,885,430
Duke Energy Corp.	United States	419,690	34,477,533
PG&E Corp.	United States	809,900	40,754,168
Xcel Energy Inc.	United States	673,500	22,542,045
			125,659,176
Total Common Stocks (Cost $1,452,890,480)			1,892,859,844
[a]Equity-Linked Securities (Cost $34,171,000) 1.5%
Consumer Discretionary 1.5%
[b]Barclays Bank PLC into Amazon.com Inc., 3.00%, 144A	United States	100,000	30,832,500
Convertible Preferred Stocks 5.4%
Energy 0.9%
[b]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	16,000	17,430,000
Financials 1.0%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	18,000	20,577,780
Industrials 2.0%
Genesee & Wyoming Inc., 5.00%, cvt. pfd.	United States	68,800	8,519,504
Stanley Black & Decker Inc., 6.25%, cvt., pfd.	United States	279,000	32,372,370
			40,891,874

68 | Annual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Equity Income Fund (continued)
	Country	Shares	Value
Convertible Preferred Stocks (continued)
Utilities 1.5%
NextEra Energy Inc., 5.799%, cvt. pfd.	United States	370,000	$20,516,500
NextEra Energy Inc., 5.889%, cvt. pfd.	United States	154,000	9,746,660
			30,263,160
Total Convertible Preferred Stocks (Cost $89,153,204)			109,162,814
Total Investments before Short Term Investments
(Cost $1,576,214,684)			2,032,855,158
Short Term Investments (Cost $6,941,696) 0.3%
Money Market Funds 0.3%
[c,d]Institutional Fiduciary Trust Money Market Portfolio	United States	6,941,696	6,941,696
Total Investments (Cost $1,583,156,380) 99.9%			2,039,796,854
Other Assets, less Liabilities 0.1%			1,563,930
Net Assets 100.0%			$2,041,360,784

See Abbreviations on page 102.

aSee Note 1(g) regarding equity-linked securities.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
October 31, 2014, the aggregate value of these securities was $48,262,500, representing 2.36% of net assets.
cNon-income producing.
dSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 69

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Real Return Fund
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.82	$10.94	$11.06	$11.14	$10.74
Income from investment operations[a]:
Net investment income[b]	0.14	0.15	0.17	0.31	0.17
Net realized and unrealized gains (losses)	(0.06)	(0.01)	0.01	0.03	0.47
Total from investment operations	0.08	0.14	0.18	0.34	0.64
Less distributions from net investment income and
net foreign currency gains	(0.24)	(0.26)	(0.30)	(0.42)	(0.24)
Net asset value, end of year	$10.66	$10.82	$10.94	$11.06	$11.14

Total return[c]	0.75%	1.34%	1.67%	3.03%	6.07%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.10%	1.08%	1.06%	1.05%	1.07%
Expenses net of waiver and payments by affiliates	0.90%[d]	0.90%[d]	0.90%	0.90%	0.90%[d]
Net investment income	1.34%	1.35%	1.58%	2.76%	1.60%

Supplemental data
Net assets, end of year (000’s)	$248,313	$327,285	$411,419	$444,465	$388,239
Portfolio turnover rate	33.02%	27.91%	18.64%	37.60%	20.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

70 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.76	$10.87	$11.00	$11.08	$10.69
Income from investment operations[a]:
Net investment income[b]	0.10	0.10	0.13	0.27	0.13
Net realized and unrealized gains (losses)	(0.07)	0.01	—[c]	0.02	0.47
Total from investment operations	0.03	0.11	0.13	0.29	0.60
Less distributions from net investment income and
net foreign currency gains	(0.20)	(0.22)	(0.26)	(0.37)	(0.21)
Net asset value, end of year	$10.59	$10.76	$10.87	$11.00	$11.08

Total return[d]	0.22%	1.03%	1.22%	2.65%	5.68%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.50%	1.48%	1.46%	1.45%	1.47%
Expenses net of waiver and payments by affiliates	1.30%[e]	1.30%[e]	1.30%	1.30%	1.30%[e]
Net investment income	0.94%	0.95%	1.18%	2.36%	1.20%

Supplemental data
Net assets, end of year (000’s)	$68,188	$83,666	$104,682	$115,126	$62,256
Portfolio turnover rate	33.02%	27.91%	18.64%	37.60%	20.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 71

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)
	Year Ended
	October 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.85	$11.01
Income from investment operations[b]:
Net investment income[c]	0.21	0.09
Net realized and unrealized gains (losses)	(0.10)	(0.10)
Total from investment operations	0.11	(0.01)
Less distributions from net investment income	(0.28)	(0.15)
Net asset value, end of year	$10.68	$10.85

Total return[d]	1.04%	(0.06)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.70%	2.43%
Expenses net of waiver and payments by affiliates[f]	0.52%	0.52%
Net investment income	1.72%	1.73%

Supplemental data
Net assets, end of year (000’s)	$2,034	$5
Portfolio turnover rate	33.02%	27.91%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

72 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.85	$10.97	$11.08	$11.16	$10.78
Income from investment operations[a]:
Net investment income[b]	0.18	0.18	0.20	0.35	0.21
Net realized and unrealized gains (losses)	(0.08)	(0.01)	0.01	0.01	0.46
Total from investment operations	0.10	0.17	0.21	0.36	0.67
Less distributions from net investment income and
net foreign currency gains	(0.27)	(0.29)	(0.32)	(0.44)	(0.29)
Net asset value, end of year	$10.68	$10.85	$10.97	$11.08	$11.16

Total return	0.91%	1.60%	1.99%	3.27%	6.35%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.85%	0.83%	0.81%	0.80%	0.82%
Expenses net of waiver and payments by affiliates	0.65%[c]	0.65%[c]	0.65%	0.65%	0.65%[c]
Net investment income	1.59%	1.60%	1.83%	3.01%	1.85%

Supplemental data
Net assets, end of year (000’s)	$65,958	$28,042	$35,362	$45,575	$28,784
Portfolio turnover rate	33.02%	27.91%	18.64%	37.60%	20.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2014
Franklin Real Return Fund
	Country	Shares	Value
Common Stocks and Other Equity Interests 16.2%
Energy 4.8%
Anadarko Petroleum Corp.	United States	21,400	$1,964,092
Chevron Corp.	United States	18,300	2,195,085
Devon Energy Corp.	United States	13,500	810,000
Exxon Mobil Corp.	United States	26,777	2,589,604
Halliburton Co.	United States	29,000	1,599,060
Marathon Oil Corp.	United States	42,300	1,497,420
Noble Energy Inc.	United States	11,800	680,034
Occidental Petroleum Corp.	United States	16,500	1,467,345
Peabody Energy Corp.	United States	62,400	650,832
Pioneer Natural Resources Co.	United States	4,100	775,146
Schlumberger Ltd.	United States	24,850	2,451,701
[a]Southwestern Energy Co.	United States	25,200	819,252
[a]Weatherford International PLC	United States	61,500	1,009,830
			18,509,401
Materials 2.6%
BHP Billiton Ltd., ADR	Australia	19,100	1,135,304
The Dow Chemical Co.	United States	38,100	1,882,140
Freeport-McMoRan Inc., B	United States	55,046	1,568,811
Goldcorp Inc.	Canada	104,000	1,953,120
Nucor Corp.	United States	25,400	1,373,124
Potash Corp. of Saskatchewan Inc.	Canada	37,700	1,288,209
Rio Tinto PLC, ADR	United Kingdom	17,300	829,881
			10,030,589
Real Estate 8.8%
SPDR Dow Jones REIT ETF	United States	383,000	33,803,580
Total Common Stocks and Other Equity Interests
(Cost $46,413,878)			62,343,570

		Principal
		Amount*
Corporate Bonds 6.1%
Banks 0.3%
[b]CIT Group Inc., secured note, 144A, 5.50%, 2/15/19	United States	1,200,000	1,284,000
Consumer Services 0.3%
MGM Resorts International, senior note,
6.625%, 7/15/15	United States	300,000	308,610
8.625%, 2/01/19	United States	500,000	581,250
7.75%, 3/15/22	United States	200,000	231,000
			1,120,860
Diversified Financials 0.4%
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	1,200,000	1,431,000
Energy 1.8%
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	1,000,000	1,132,500
6.125%, 2/15/21	United States	200,000	223,000
CONSOL Energy Inc., senior note,
8.25%, 4/01/20	United States	100,000	105,875
6.375%, 3/01/21	United States	400,000	416,000
[b]144A, 5.875%, 4/15/22	United States	300,000	305,625

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	1,000,000	$1,155,000
Linn Energy LLC/Finance Corp., senior note, 6.25%, 11/01/19	United States	1,000,000	925,000
Peabody Energy Corp., senior note, 6.25%, 11/15/21	United States	1,000,000	950,625
Sabine Pass Liquefaction LLC, first lien, 5.625%, 2/01/21	United States	1,000,000	1,052,500
Samson Investment Co., senior note, 9.75%, 2/15/20	United States	900,000	657,000
			6,923,125
Food, Beverage & Tobacco 0.2%
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	686,000	689,430
Health Care Equipment & Services 0.3%
HCA Inc., senior secured note, 5.875%, 3/15/22	United States	1,200,000	1,320,000
Materials 1.0%
ArcelorMittal, senior note, 6.75%, 2/25/22	Luxembourg	1,200,000	1,333,950
[b]FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 6.875%, 2/01/18	Australia	355,556	364,000
Novelis Inc., senior note,
8.375%, 12/15/17	Canada	200,000	209,250
8.75%, 12/15/20	Canada	600,000	657,750
Reynolds Group Issuer Inc./LLC/SA, senior note, 8.50%, 5/15/18	United States	1,200,000	1,249,500
			3,814,450
Media 0.3%
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	1,000,000	1,116,250
Pharmaceuticals, Biotechnology & Life Sciences 0.3%
[b]Valeant Pharmaceuticals International Inc., senior note, 144A,
7.50%, 7/15/21	United States	1,000,000	1,073,750
Software & Services 0.3%
[b]First Data Corp., senior secured note, 144A, 7.375%, 6/15/19	United States	1,000,000	1,062,500
Telecommunication Services 0.9%
Frontier Communications Corp.,
senior bond, 7.625%, 4/15/24	United States	600,000	648,000
senior note, 7.875%, 1/15/27	United States	400,000	418,000
Intelsat Jackson Holdings SA, senior note, 7.25%, 10/15/20	Luxembourg	1,000,000	1,070,000
[b]Sprint Nextel Corp., senior note, 144A, 7.00%, 3/01/20	United States	1,200,000	1,344,600
			3,480,600
Total Corporate Bonds (Cost $22,161,982)			23,315,965
[c,d]Senior Floating Rate Interests 4.4%
Automobiles & Components 0.2%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	240,200	237,798
[e]FRAM Group Holdings Inc. (Autoparts Holdings), Term Loan,
6.50%, 7/29/17	United States	173,067	173,689
Henniges Automotive Holdings Inc., Term Loans, 6.00%, 6/12/21	United States	177,059	177,944
UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	83,704	83,774
			673,205
Capital Goods 0.2%
Alfred Fueling Systems Inc. (Wayne Fueling), First Lien Initial Term Loan,
4.75%, 6/20/21	United States	67,431	66,757
Doncasters U.S. Finance LLC, Term B Loans, 4.50%, 4/09/20	United States	49,596	49,301

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STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Capital Goods (continued)
[e]Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	United States	147,307	$145,466
[e]Sensus USA Inc., First Lien Term Loan, 4.50%, 5/09/17	United States	185,838	181,192
Signode Industrial Group U.S. Inc., Initial Term B Loan, 4.00%, 5/01/21	United States	186,201	183,176
TransDigm Inc.,
Tranche C Term Loan, 3.75%, 2/28/20	United States	113,995	112,357
Tranche D Term Loan, 3.75%, 6/04/21	United States	116,309	114,685
Wesco Distribution Inc., Tranche B-1 Loan, 3.75%, 12/12/19	United States	5,364	5,351
[e]WireCo Worldgroup Inc., Term Loan, 7.00%, 2/15/17	United States	7,452	7,477
			865,762
Commercial & Professional Services 0.2%
Interactive Data Corp., Term Loan, 4.75%, 5/02/21	United States	755,083	756,027
Consumer Services 0.4%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/30/21	United States	201,804	200,668
[e]Cannery Casino Resorts LLC, Term Loan, 6.00%, 10/02/18	United States	266,661	252,662
ClubCorp Club Operations Inc., Term B Loans, 4.50%, 7/24/20	United States	40,200	39,915
Diamond Resorts Corp., Term Loans, 5.50%, 5/09/21	United States	94,927	94,927
[e]Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	473,314	470,415
TGI Friday’s Inc., First Lien Initial Term Loan, 5.25%, 7/15/20	United States	26,376	26,376
[e]Travelport Finance Luxembourg S.A.R.L., Initial Term Loan, 6.00%, 9/02/21	Luxembourg	461,272	460,523
			1,545,486
Diversified Financials 0.1%
Guggenheim Partners Investment Management Holdings LLC, Initial Term
Loan, 4.25%, 7/22/20	United States	55,959	55,679
Trans Union LLC, 2014 Replacement Term Loan, 4.00%, 4/09/21	United States	385,264	380,207
			435,886
Energy 0.3%
Citgo Petroleum Corp., Term B Loan, 4.50%, 7/29/21	United States	57,200	57,284
Drillships Ocean Ventures Inc. and Drillships Vent, Term Loan, 5.50%,7/25/21	United States	78,603	75,655
McJunkin Red Man Corp., 2013 Term Loan, 5.00%, 11/11/19	United States	145,125	145,197
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	181,049	180,144
OSG International Inc., Initial Term Loan, (OIN), 5.75%, 8/05/19	United States	201,160	199,777
[e]Peabody Energy Corp., Term Loan, 5.50%, 9/24/20	United States	151,044	146,361
Utex Industries Inc., First Lien Initial Term Loan, 5.00%, 5/22/21	United States	346,991	345,257
			1,149,675
Food, Beverage & Tobacco 0.0%†
[e]Big Heart Pet Brands (Del Monte Pet), Initial Term Loans, 3.50%, 2/24/20	United States	169,816	163,723
Health Care Equipment & Services 0.4%
Community Health Systems Inc., 2021 Term D Loan, 4.25%, 1/27/21	United States	207,923	208,378
Connolly LLC, Initial Term Loan, 5.00%, 5/14/21	United States	283,728	282,841
Millennium Health LLC, Tranche B Term Loan, 5.25%, 4/16/21	United States	257,480	257,962
[e]Surgery Centers Holdings Inc., Term Loan, 6.50%, 11/03/20	United States	10,700	10,697
Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%, 6/06/19	United States	182,584	178,704
U.S. Renal Care Inc., Tranche B-2 Term Loan, 4.25%, 7/03/19	United States	492,239	489,471
			1,428,053

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Household & Personal Products 0.2%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	707,756	$705,544
Materials 0.9%
Appvion Inc., Term Loan, 5.75%, 6/28/19	United States	147,627	146,705
Arysta Lifescience SPC LLC, Initial Term Loan, 4.50%, 5/29/20	United States	519,583	519,015
Axalta Coating Systems U.S. Holdings Inc., 2014 Specified Refinancing
Term, 3.75%, 2/01/20	United States	231,605	228,275
AZ Chem US Inc., First Lien Initial Term Loan, 4.50%, 6/12/21	United States	231,201	231,249
Caraustar Industries Inc., Initial Term Loan, 7.50%, 5/01/19	United States	95,960	96,800
[e]Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	469,880	463,810
[e]Exopack Holdings SA, USD Term Loan, 5.25%, 5/08/19	Luxembourg	539,415	543,123
[e]MacDermid Holdings LLC, First Lien Tranche B Term Loan, 4.00%, 6/07/20	United States	445,273	436,228
OCI Beaumont LLC, Term B-3 Loan, 5.00%, 8/20/19	United States	156,140	157,117
Oxbow Carbon LLC, First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	64,265	63,462
Reynolds Group Holdings Inc., U.S. Term Loan, 4.00%, 12/01/18	United States	245,319	244,312
Tronox Pigments (Netherlands) BV, Term Loan, 4.00%, 3/19/20	Netherlands	138,808	137,613
Univar Inc., Term B Loan, 5.00%, 6/30/17	United States	63,951	63,632
			3,331,341
Media 0.3%
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	78,059	77,054
[e]Radio One Inc., Term Loan, 7.50%, 3/31/16	United States	73,189	73,738
William Morris Endeavor Entertainment LLC, Term Loans First Lien,
5.25%, 5/06/21	United States	953,411	940,699
			1,091,491
Retailing 0.7%
BJ’s Wholesale Club Inc., 2013 (Nov) Replacement Loans, 4.50%, 9/26/19	United States	323,512	320,393
[e]Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	779,801	775,902
[e]Harbor Freight Tools USA Inc., Loans, 4.75%, 7/26/19	United States	366,992	367,451
The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	216,897	216,625
Sears Roebuck Acceptance Corp., Term Loan, 5.50%, 6/30/18	United States	505,233	492,728
Sungard Availability Services Capital Inc., Tranche B Term Loan,
6.00%, 3/31/19	United States	509,091	458,818
			2,631,917
Semiconductors & Semiconductor Equipment 0.0%†
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan,
4.50%, 5/07/21	United States	97,256	97,256
Software & Services 0.3%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	537,799	531,871
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	704,961	685,850
[e]Worldpay U.S. Inc., Facility B2A-II Loan, 6.25%, 11/30/19	United States	90,776	91,078
			1,308,799
Technology Hardware & Equipment 0.1%
Dell International LLC, Term B Loan, 4.50%, 4/29/20	United States	248,813	249,505
Presidio Inc., Term Loan, 5.00%, 3/31/17	United States	114,906	114,906
			364,411

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*		Value
[c,d]Senior Floating Rate Interests (continued)
Telecommunication Services 0.0%†
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	161,068		$160,061
Transportation 0.1%
Global Tip Finance BV/Finance America LLC, Facility C Commitment,
7.00%, 10/16/20	United States	258,970		258,970

Total Senior Floating Rate Interests
(Cost $17,078,233)				16,967,607
Foreign Government and Agency Securities 17.9%
Government of Hungary, senior note,
6.375%, 3/29/21	Hungary	620,000		704,645
[f]Reg S, 3.50%, 7/18/16	Hungary	60,000	EUR	78,376
[f]Reg S, 4.375%, 7/04/17	Hungary	150,000	EUR	201,615
[f]Reg S, 5.75%, 6/11/18	Hungary	435,000	EUR	616,349
[f]Reg S, 3.875%, 2/24/20	Hungary	180,000	EUR	242,767
Government of Ireland, senior bond, 4.40%, 6/18/19	Ireland	1,200,000	EUR	1,768,187
Government of Malaysia,
3.741%, 2/27/15	Malaysia	14,275,000	MYR	4,346,055
3.835%, 8/12/15	Malaysia	5,660,000	MYR	1,727,465
4.72%, 9/30/15	Malaysia	2,580,000	MYR	793,892
3.197%, 10/15/15	Malaysia	2,395,000	MYR	727,030
senior bond, 3.814%, 2/15/17	Malaysia	6,100,000	MYR	1,866,594
senior note, 3.172%, 7/15/16	Malaysia	8,700,000	MYR	2,632,051
Government of Mexico, 8.00%, 12/17/15	Mexico	1,273,000[g] MXN		9,951,976
Government of Poland,
6.25%, 10/24/15	Poland	11,600,000	PLN	3,593,344
5.00%, 4/25/16	Poland	11,500,000	PLN	3,576,530
[d] FRN, 2.69%, 1/25/17	Poland	15,515,000	PLN	4,614,465
[d] FRN, 2.69%, 1/25/21	Poland	15,738,000	PLN	4,634,201
Korea Monetary Stabilization Bond,
senior bond, 2.47%, 4/02/15	South Korea	407,700,000	KRW	380,309
senior bond, 2.80%, 8/02/15	South Korea	275,650,000	KRW	258,072
senior bond, 2.81%, 10/02/15	South Korea	175,000,000	KRW	164,053
senior note, 2.84%, 12/02/14	South Korea	2,223,570,000	KRW	2,071,645
senior note, 2.74%, 2/02/15	South Korea	700,000,000	KRW	652,923
senior note, 2.76%, 6/02/15	South Korea	379,500,000	KRW	354,821
Korea Treasury Bond, senior note,
3.25%, 12/10/14	South Korea	606,880,000	KRW	565,729
3.25%, 6/10/15	South Korea	101,000,000	KRW	94,710
2.75%, 12/10/15	South Korea	491,700,000	KRW	461,133
2.75%, 6/10/16	South Korea	3,000,000,000	KRW	2,822,254
3.00%, 12/10/16	South Korea	9,258,500,000	KRW	8,776,558
[h]Mexican Udibonos, Index Linked, 5.00%, 6/16/16	Mexico	475,308[i] MXN		3,807,264
[j]Nota Do Tesouro Nacional, Index Linked, 6.00%,
5/15/15	Brazil	2,100[k] BRL		2,134,134
8/15/16	Brazil	1,343[k] BRL		1,360,556
8/15/18	Brazil	1,270[k] BRL		1,284,295
5/15/45	Brazil	1,680[k] BRL		1,691,167
Total Foreign Government and Agency Securities
(Cost $72,079,490)				68,955,165

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STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*		Value
U.S. Government and Agency Securities 49.8%
[h]U.S. Treasury Bond, Index Linked, 0.125%, 4/15/17	United States	38,748,605		$39,357,075
[h]U.S. Treasury Note, Index Linked,
1.625%, 1/15/15	United States	9,965,787		9,954,884
0.50%, 4/15/15	United States	29,086,587		29,034,318
1.875%, 7/15/15	United States	50,750,126		51,697,732
2.00%, 1/15/16	United States	39,548,779		40,846,454
1.625%, 1/15/18	United States	19,302,008		20,556,639
Total U.S. Government and Agency Securities
(Cost $192,538,095)				191,447,102
Total Investments before Short Term Investments
(Cost $350,271,678)				363,029,409
Short Term Investments 5.0%
Foreign Government and Agency Securities (Cost $252,546) 0.1%
[l]Bank of Negara Monetary Note, 11/06/14	Malaysia	805,000	MYR	244,578
Total Investments before Repurchase Agreements
(Cost $350,524,224)				363,273,987

Repurchase Agreements (Cost $19,001,232) 4.9%
[m]Joint Repurchase Agreement, 0.078%, 11/03/14
(Maturity Value $19,001,356)	United States	19,001,232		19,001,232
BNP Paribas Securities Corp. (Maturity Value $4,153,316)
Credit Suisse Securities (USA) LLC (Maturity Value $2,076,658)
HSBC Securities (USA) Inc. (Maturity Value $8,722,003)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $4,049,379)
Collateralized by U.S. Government Agency Securities, 0.115% - 5.50%,
11/06/14 - 9/12/19; U.S. Government Agency Securities, zero cpn.,
6/01/17 - 10/09/19; U.S. Treasury Bond, 3.75%, 11/15/43; and
U.S. Treasury Notes, 0.25% - 1.50%, 12/15/15 - 3/31/19
(valued at $19,385,422).
Total Investments (Cost $369,525,456) 99.4%				382,275,219
Other Assets, less Liabilities 0.6%				2,218,520
Net Assets 100.0%				$384,493,739

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
October 31, 2014, the aggregate value of these securities was $5,434,475, representing 1.41% of net assets.
cSee Note 1(h) regarding senior floating rate interests.
dThe coupon rate shown represents the rate at period end.
eA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).
fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2014, the aggregate value of these securities was $1,139,107, representing 0.30% of net assets.

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STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)

gPrincipal amount is stated in 100 Mexican Peso Units.
hPrincipal amount of security is adjusted for inflation. See Note 1(j).
iPrincipal amount is stated in 100 Unidad de Inversion Units.
jRedemption price at maturity is adjusted for inflation. See Note 1(j).
kPrincipal amount is stated in 1,000 Brazilian Real Units.
lThe security is traded on a discount basis with no stated coupon rate.
mSee Note 1(c) regarding joint repurchase agreement.

At October 31, 2014, the fund had the following forward exchange contracts outstanding. See Note 1(e).

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
Euro	MSCO	Buy	983,000	$1,350,799	11/13/14	$—	$(118,506)
Euro	MSCO	Sell	3,683,000	4,949,842	11/13/14	332,818	—
Euro	DBAB	Sell	7,044,000	9,693,248	1/09/15	859,405	—
Singapore Dollar	DBAB	Buy	3,787,800	3,002,616	1/09/15	—	(54,327)
Chilean Peso	DBAB	Buy	328,810,000	568,875	2/09/15	—	(2,706)
Euro	DBAB	Sell	1,121,244	1,542,271	2/09/15	135,812	—
Swedish Krona	DBAB	Buy	33,272,400	5,104,186	2/09/15	—	(596,370)
Singapore Dollar	DBAB	Buy	4,395,600	3,506,382	3/09/15	—	(84,994)
Chilean Peso	JPHQ	Buy	1,159,473,700	1,972,229	5/07/15	8,990	—
Euro	DBAB	Sell	1,465,200	1,998,826	5/07/15	159,751	—
Unrealized appreciation (depreciation)						1,496,776	(856,904)
Net unrealized appreciation (depreciation)						$639,872

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 102.

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Financial Statements

Statements of Assets and Liabilities
October 31, 2014

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,252,737,290	$1,828,560,521	$1,576,214,684	$350,524,224
Cost - Sweep Money Fund (Note 3f)	95,445,564	39,603,650	6,941,696	—
Cost - Repurchase agreements	—	—	—	19,001,232
Total cost of investments	$2,348,182,854	$1,868,164,171	$1,583,156,380	$369,525,456
Value - Unaffiliated issuers	$2,461,251,168	$2,088,116,772	$2,032,855,158	$363,273,987
Value - Sweep Money Fund (Note 3f)	95,445,564	39,603,650	6,941,696	—
Value - Repurchase agreements	—	—	—	19,001,232
Total value of investments	2,556,696,732	2,127,720,422	2,039,796,854	382,275,219
Cash	—	—	—	207,357
Restricted Cash (Note 1f)	—	—	—	350,000
Foreign currency, at value (cost $-, $-, $- and $974,626,
respectively)	—	—	—	961,836
Receivables:
Investment securities sold	20,681,690	55,000	—	630,199
Capital shares sold	7,126,333	9,013,424	3,006,985	632,266
Dividends and interest	12,536,513	8,601,713	3,328,129	1,939,365
Unrealized appreciation on forward exchange contracts	321,039	—	—	1,496,776
Other assets	428	362	405	88
Total assets	2,597,362,735	2,145,390,921	2,046,132,373	388,493,106
Liabilities:
Payables:
Investment securities purchased	—	—	—	1,312,653
Capital shares redeemed	2,354,719	9,066,268	2,914,566	1,137,040
Management fees	1,370,062	818,349	786,087	165,615
Distribution fees	917,414	465,619	562,050	90,925
Transfer agent fees	446,247	498,173	376,938	21,623
Distributions to shareholders	—	—	—	13,696
Due to brokers	—	—	—	350,000
Options written, at value (premiums received $406,518, $-,
$- and $-, respectively)	162,500	—	—	—
Unrealized depreciation on forward exchange contracts	246,620	—	—	856,904
Accrued expenses and other liabilities	123,288	92,051	131,948	50,911
Total liabilities	5,620,850	10,940,460	4,771,589	3,999,367
Net assets, at value	$2,591,741,885	$2,134,450,461	$2,041,360,784	$384,493,739
Net assets consist of:
Paid-in capital	$2,349,273,913	$1,844,751,964	$1,472,925,941	$395,102,407
Undistributed net investment income (distributions in excess
of net investment income)	179,715	(45,755,051)	18,204,426	(7,702,543)
Net unrealized appreciation (depreciation)	208,829,875	259,556,251	456,586,184	13,347,808
Accumulated net realized gain (loss)	33,458,382	75,897,297	93,644,233	(16,253,933)
Net assets, at value	$2,591,741,885	$2,134,450,461	$2,041,360,784	$384,493,739

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
October 31, 2014

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Class A:
Net assets, at value	$2,053,623,156	$921,133,586	$1,762,317,580	$248,313,357
Shares outstanding	173,090,792	48,556,096	73,655,566	23,301,832
Net asset value per share[a]	$11.86	$18.97	$23.93	$10.66
Maximum offering price per share (net asset value per share
÷ 94.25%, 94.25%, 94.25% and 95.75%, respectively)	$12.58	$20.13	$25.39	$11.13
Class C:
Net assets, at value	$492,514,374	$333,033,873	$241,566,103	$68,187,815
Shares outstanding	41,838,818	17,782,999	10,152,671	6,437,131
Net asset value and maximum offering price per share[a]	$11.77	$18.73	$23.79	$10.59
Class R:
Net assets, at value	$3,597,586	—	$7,305,060	—
Shares outstanding	302,542	—	305,266	—
Net asset value and maximum offering price per share	$11.89	—	$23.93	—
Class R6:
Net assets, at value	$512,823	$3,093,139	$5,987	$2,034,076
Shares outstanding	43,122	162,903	250	190,369
Net asset value and maximum offering price per share	$11.89	$18.99	$23.95	$10.68
Advisor Class:
Net assets, at value	$41,493,946	$877,189,863	$30,166,054	$65,958,491
Shares outstanding	3,491,309	46,217,686	1,259,259	6,175,775
Net asset value and maximum offering price per share	$11.88	$18.98	$23.96	$10.68

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

82 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Operations
for the year ended October 31, 2014

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Investment income:
Dividends	$54,244,450	$19,650,395	$74,160,208	$1,696,318
Interest	30,062,709	21,033,747	—	6,100,527
Inflation principal adjustments	—	—	—	1,293,235
Total investment income	84,307,159	40,684,142	74,160,208	9,090,080
Expenses:
Management fees (Note 3a)	14,556,150	9,124,116	9,226,837	2,536,795
Distribution fees: (Note 3c)
Class A	5,260,251	2,335,903	4,298,033	710,498
Class C	4,322,541	3,147,590	2,314,832	483,515
Class R	17,338	—	33,529	—
Transfer agent fees: (Note 3e)
Class A	2,003,907	1,164,290	2,230,491	455,985
Class C	493,996	392,144	300,336	119,325
Class R	3,963	—	8,699	—
Class R6	116	78	75	97
Advisor Class	69,120	857,951	30,207	73,144
Custodian fees (Note 4)	21,493	16,577	22,112	50,107
Reports to shareholders	293,867	209,656	291,592	71,643
Registration and filing fees	280,983	215,351	139,853	71,710
Professional fees	64,095	50,926	65,924	38,757
Trustees' fees and expenses	21,266	18,153	20,435	4,537
Other	53,965	49,587	34,698	26,262
Total expenses	27,463,051	17,582,322	19,017,653	4,642,375
Expense reductions (Note 4)	(199)	(162)	(45)	(485)
Expenses waived/paid by affiliates (Notes 3f and 3g)	(62,697)	(58,440)	(25,252)	(813,182)
Net expenses	27,400,155	17,523,720	18,992,356	3,828,708
Net investment income	56,907,004	23,160,422	55,167,852	5,261,372
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	44,404,314	82,062,069	93,398,465	(4,831,040)
Written options (Note 6)	2,773,405	—	—	—
Foreign currency transactions	(39,258)	—	136,918	(2,166,537)
Net realized gain (loss)	47,138,461	82,062,069	93,535,383	(6,997,577)
Net change in unrealized appreciation (depreciation) on:
Investments	78,350,335	37,746,132	54,472,404	2,103,435
Translation of other assets and liabilities denominated in
foreign currencies	(5,146)	—	(70,531)	2,200,802
Net change in unrealized appreciation
(depreciation)	78,345,189	37,746,132	54,401,873	4,304,237
Net realized and unrealized gain (loss)	125,483,650	119,808,201	147,937,256	(2,693,340)
Net increase (decrease) in net assets resulting from
operations	$182,390,654	$142,968,623	$203,105,108	$2,568,032

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin		Franklin
	Balanced Fund		Convertible Securities Fund
	Year Ended October 31,		Year Ended October 31,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$56,907,004	$30,588,789	$23,160,422	$25,374,035
Net realized gain (loss) from investments, written options
and foreign currency transactions	47,138,461	34,637,971	82,062,069	29,669,190
Net change in unrealized appreciation (depreciation)
on investments and translation of other assets and
liabilities denominated in foreign currencies	78,345,189	88,446,229	37,746,132	184,240,411
Net increase (decrease) in net assets resulting from
operations	182,390,654	153,672,989	142,968,623	239,283,636
Distributions to shareholders from:
Net investment income:
Class A	(53,805,163)	(31,627,258)	(16,548,915)	(19,664,656)
Class C	(10,368,963)	(6,826,129)	(3,385,775)	(5,072,710)
Class R	(99,616)	(84,629)	—	—
Class R6	(405,265)	(92)	(29,180)	—
Advisor Class	(2,049,327)	(2,004,586)	(13,433,835)	(7,730,041)
Net realized gains:
Class A	(21,130,494)	(9,205,486)	(3,610,981)	—
Class C	(5,535,467)	(2,644,332)	(1,182,145)	—
Class R	(49,346)	(33,876)	—	—
Class R6	(77)	—	—	—
Advisor Class	(1,029,638)	(646,925)	(1,752,124)	—
Total distributions to shareholders	(94,473,356)	(53,073,313)	(39,942,955)	(32,467,407)
Capital share transactions: (Note 2)
Class A	631,528,743	651,592,294	19,418,004	119,798,228
Class C	121,929,628	146,263,810	41,623,199	20,827,459
Class R	211,518	673,732	—	—
Class R6	(507,737)	5,000	3,034,117	—
Advisor Class	(29,866,192)	49,958,689	462,191,003	146,517,178
Total capital share transactions	723,295,960	848,493,525	526,266,323	287,142,865
Net increase (decrease) in net assets	811,213,258	949,093,201	629,291,991	493,959,094
Net assets:
Beginning of year	1,780,528,627	831,435,426	1,505,158,470	1,011,199,376
End of year	$2,591,741,885	$1,780,528,627	$2,134,450,461	$1,505,158,470
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$179,715	$(1,185,811)	$(45,755,051)	$(41,426,291)

84 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin		Franklin
	Equity Income Fund		Real Return Fund
	Year Ended October 31,		Year Ended October 31,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$55,167,852	$34,516,211	$5,261,372	$6,459,975
Net realized gain (loss) from investments
and foreign currency transactions	93,535,383	118,457,716	(6,997,577)	2,550,882
Net change in unrealized appreciation (depreciation) on
investments and translation of other assets and liabilities
denominated in foreign currencies	54,401,873	225,524,693	4,304,237	(2,784,706)
Net increase (decrease) in net assets
resulting from operations	203,105,108	378,498,620	2,568,032	6,226,151
Distributions to shareholders from:
Net investment income:
Class A	(37,460,224)	(34,825,572)	(6,315,367)	(9,207,617)
Class B	—	(5,632)	—	—
Class C	(3,335,356)	(2,752,030)	(1,348,226)	(1,995,653)
Class R	(128,725)	(111,174)	—	—
Class R6	(147)	(66)	(35,942)	(69)
Advisor Class	(558,920)	(316,984)	(1,166,992)	(819,980)
Net realized gains:
Class A	(8,968,025)	—	—	—
Class C	(1,168,619)	—	—	—
Class R	(32,534)	—	—	—
Class R6	(30)	—	—	—
Advisor Class	(108,872)	—	—	—
Total distributions to shareholders	(51,761,452)	(38,011,458)	(8,866,527)	(12,023,319)
Capital share transactions: (Note 2)
Class A	(6,390,580)	29,106,749	(74,942,273)	(79,849,877)
Class B	—	(1,232,223)	—	—
Class C	15,710,603	38,897,785	(14,361,649)	(19,847,338)
Class R	945,497	(169,938)	—	—
Class R6	—	5,000	2,036,837	5,000
Advisor Class	10,954,875	4,503,835	39,061,277	(6,975,655)
Total capital share transactions	21,220,395	71,111,208	(48,205,808)	(106,667,870)
Net increase (decrease) in net assets	172,564,051	411,598,370	(54,504,303)	(112,465,038)
Net assets:
Beginning of year	1,868,796,733	1,457,198,363	438,998,042	551,463,080
End of year	$2,041,360,784	$1,868,796,733	$384,493,739	$438,998,042
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$18,204,426	$3,153,051	$(7,702,543)	$(5,189,503)

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FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. Effective March 4, 2014, Franklin Convertible Securities Fund began offering a new class of shares, Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class C, Class R, Class R6 & Advisor Class
Franklin Balanced Fund
Franklin Equity Income Fund

Class A, Class C, Class R6 & Advisor Class
Franklin Convertible Securities Fund
Franklin Real Return Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt and certain preferred securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

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NOTES TO FINANCIAL STATEMENTS

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Franklin Real Return Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Joint Repurchase Agreement (continued)

the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved coun-terparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the fund at year end, as indicated in the Statement of Investments, had been entered into on October 31, 2014.

d. Securities Purchased on a Delayed Delivery Basis

Franklin Real Return Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

Franklin Balanced Fund and Franklin Real Return Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the fund to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. Franklin Balanced Fund and Franklin Real Return Fund attempts to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the funds include failure of the funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the funds of any net liability owed to that counter-party under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or

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FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the funds’investment objectives.

Franklin Balanced Fund and Franklin Real Return Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Franklin Balanced Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 9 regarding investment transactions and other derivative information, respectively.

f. Restricted Cash

At October 31, 2014, Franklin Real Return Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the fund’s custodian and is reflected in the Statements of Assets and Liabilities.

g. Equity-Linked Securities

Franklin Balanced Fund and Franklin Equity Income Fund invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the funds.

h. Senior Floating Rate Interests

Franklin Real Return Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2014, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

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1. Organization and Significant Accounting

Policies (continued)

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments on the Statements of Operations.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At October 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin		Franklin
	Balanced Fund		Convertible Securities Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended October 31, 2014
Shares sold	70,233,522	$815,165,988	20,560,472	$383,527,012
Shares issued in reinvestment of distributions	6,361,863	73,139,209	1,027,227	18,842,876
Shares redeemed	(22,041,115)	(256,776,454)	(20,415,610)	(382,951,884)
Net increase (decrease)	54,554,270	$631,528,743	1,172,089	$19,418,004
Year ended October 31, 2013
Shares sold	72,046,795	$788,307,064	21,773,359	$361,514,992
Shares issued in reinvestment of distributions	3,617,566	39,268,649	1,132,494	18,217,413
Shares redeemed	(16,067,137)	(175,983,419)	(15,901,213)	(259,934,177)
Net increase (decrease)	59,597,224	$651,592,294	7,004,640	$119,798,228
Class C Shares:
Year ended October 31, 2014
Shares sold	15,225,489	$175,593,130	4,373,788	$80,504,373
Shares issued in reinvestment of distributions	1,263,947	14,379,400	200,407	3,615,096
Shares redeemed	(5,890,178)	(68,042,902)	(2,305,848)	(42,496,270)
Net increase (decrease)	10,599,258	$121,929,628	2,268,347	$41,623,199
Year ended October 31, 2013
Shares sold	17,129,960	$186,336,571	3,482,839	$57,736,426
Shares issued in reinvestment of distributions	755,930	8,131,677	247,527	3,917,749
Shares redeemed	(4,436,380)	(48,204,438)	(2,559,313)	(40,826,716)
Net increase (decrease)	13,449,510	$146,263,810	1,171,053	$20,827,459
Class R Shares:
Year ended October 31, 2014
Shares sold	49,487	$579,565
Shares issued in reinvestment of distributions	12,967	148,963
Shares redeemed	(43,956)	(517,010)
Net increase (decrease)	18,498	$211,518
Year ended October 31, 2013
Shares sold	142,530	$1,569,808
Shares issued in reinvestment of distributions	10,936	118,454
Shares redeemed	(92,423)	(1,014,530)
Net increase (decrease)	61,043	$673,732
Class R6 Shares:
Year ended October 31, 2014[a]
Shares sold	4,223,183	$50,203,110	161,378	$3,005,000
Shares issued in reinvestment of distributions	33,755	405,080	1,525	29,117
Shares redeemed	(4,214,267)	(51,115,927)	—	—
Net increase (decrease)	42,671	$(507,737)	162,903	$3,034,117
Year ended October 31, 2013[b]
Shares sold	451	$5,000

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2. Shares of Beneficial Interest (continued)
	Franklin		Franklin
	Balanced Fund		Convertible Securities Fund
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended October 31, 2014
Shares sold	2,648,763	$30,742,430	37,218,867	$697,062,012
Shares issued in reinvestment of distributions	251,541	2,876,344	692,532	12,858,748
Shares redeemed	(5,366,832)	(63,484,966)	(13,426,115)	(247,729,757)
Net increase (decrease)	(2,466,528)	$(29,866,192)	24,485,284	$462,191,003
Year ended October 31, 2013
Shares sold	5,831,036	$62,809,047	13,996,546	$234,682,586
Shares issued in reinvestment of distributions	229,105	2,491,186	353,318	5,730,074
Shares redeemed	(1,394,879)	(15,341,544)	(5,791,840)	(93,895,482)
Net increase (decrease)	4,665,262	$49,958,689	8,558,024	$146,517,178

[a]For the period March 4, 2014 (effective date) to October 31, 2014 for Franklin Convertible Securities Fund.
[b]For the period May 1, 2013 (effective date) to October 31, 2013 for Franklin Balanced Fund.

	Franklin		Franklin
	Equity Income Fund		Real Return Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended October 31, 2014
Shares sold	10,330,092	$237,602,884	3,579,355	$38,673,672
Shares issued in reinvestment of distributions	1,983,644	45,135,334	557,168	6,020,961
Shares redeemed	(12,525,875)	(289,128,798)	(11,073,134)	(119,636,906)
Net increase (decrease)	(212,139)	$(6,390,580)	(6,936,611)	$(74,942,273)
Year ended October 31, 2013
Shares sold	16,399,279	$327,965,344	6,645,189	$72,182,703
Shares issued in reinvestment of distributions	1,719,474	33,834,843	803,556	8,686,113
Shares redeemed	(16,773,881)	(332,693,438)	(14,821,262)	(160,718,693)
Net increase (decrease)	1,344,872	$29,106,749	(7,372,517)	$(79,849,877)
Class B Shares:
Year ended October 31, 2013[a]
Shares sold	2,366	$43,801
Shares issued in reinvestment of distributions	248	4,470
Shares redeemed	(69,207)	(1,280,494)
Net increase (decrease)	(66,593)	$(1,232,223)
Class C Shares:
Year ended October 31, 2014
Shares sold	2,334,827	$53,392,570	859,860	$9,243,498
Shares issued in reinvestment of distributions	190,661	4,300,491	120,299	1,292,542
Shares redeemed	(1,823,609)	(41,982,458)	(2,320,740)	(24,897,689)
Net increase (decrease)	701,879	$15,710,603	(1,340,581)	$(14,361,649)
Year ended October 31, 2013
Shares sold	3,820,493	$76,212,146	1,981,038	$21,416,482
Shares issued in reinvestment of distributions	133,468	2,614,204	175,915	1,890,751
Shares redeemed	(2,024,825)	(39,928,565)	(4,007,609)	(43,154,571)
Net increase (decrease)	1,929,136	$38,897,785	(1,850,656)	$(19,847,338)

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	Franklin		Franklin
	Equity Income Fund		Real Return Fund
	Shares	Amount	Shares	Amount

Class R Shares:
Year ended October 31, 2014
Shares sold	93,752	$2,145,753
Shares issued in reinvestment of distributions	6,533	148,655
Shares redeemed	(58,667)	(1,348,911)
Net increase (decrease)	41,618	$945,497
Year ended October 31, 2013
Shares sold	100,846	$1,993,196
Shares issued in reinvestment of distributions	5,398	106,177
Shares redeemed	(116,908)	(2,269,311)
Net increase (decrease)	(10,664)	$(169,938)
Class R6 Shares:
Year ended October 31, 2014
Shares sold			220,110	$2,365,667
Shares issued in reinvestment of distributions			1,720	18,859
Shares redeemed			(31,915)	(347,689)
Net increase (decrease)			189,915	$2,036,837
Year ended October 31, 2013[b]
Shares sold	250	$5,000	454	$5,000
Advisor Class Shares:
Year ended October 31, 2014
Shares sold	743,489	$17,291,317	5,138,314	$55,811,393
Shares issued in reinvestment of distributions	26,209	598,539	101,280	1,100,209
Shares redeemed	(300,655)	(6,934,981)	(1,648,547)	(17,850,325)
Net increase (decrease)	469,043	$10,954,875	3,591,047	$39,061,277
Year ended October 31, 2013
Shares sold	515,408	$10,636,771	1,308,746	$14,232,274
Shares issued in reinvestment of distributions	13,844	274,209	66,927	725,214
Shares redeemed	(323,317)	(6,407,145)	(2,015,897)	(21,933,143)
Net increase (decrease)	205,935	$4,503,835	(640,224)	$(6,975,655)

aEffective March 1, 2013, all Class B shares were converted to Class A.
bFor the period May 1, 2013 (effective date) to October 31, 2013 for Franklin Real Return Fund.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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3.	Transactions with Affiliates (continued)
a.	Management Fees

Franklin Balanced Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $250 million
0.675%	Over $250 million, up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.625%	Over $1 billion, up to and including $2.5 billion
0.600%	Over $2.5 billion, up to and including $5 billion
0.575%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.525%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

Franklin Convertible Securities Fund and Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

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b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Reimbursement Plans:
Class A	0.35%	0.25%	0.25%	0.25%
Compensation Plans:
Class C	1.00%	1.00%	1.00%	0.65%
Class R	0.50%	—	0.50%	—

The Board has set the current rate at 0.30% per year for Class A shares for Franklin Balanced Fund until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$2,480,504	$420,020	$740,379	$60,987
CDSC retained	$98,749	$32,797	$27,123	$8,835

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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3.	Transactions with Affiliates (continued)
e.	Transfer Agent Fees (continued)

For the year ended October 31, 2014, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund

Transfer agent fees	$855,469	$736,107	$984,653	$270,738

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Funds except Franklin Real Return Fund, invest in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Funds are waived on assets invested in the Sweep Money Fund, as noted on the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Real Return Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C and Advisor Class of the fund do not exceed 0.65%, and Class R6 does not exceed 0.52% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2015.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 28, 2015. For Franklin Balanced Fund and Franklin Convertible Securities Fund, there were no Class R6 transfer agents fees waived during the year ended October 31, 2014.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2014, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2014, capital loss carryforwards were as follows:

	Franklin Real
	Return Fund
Capital loss carryforwards subject to expiration:
2016	$1,161,482
2017	1,207,907
2018	1,206,586
Capital loss carryforwards not subject to expiration:
Short term	359,718
Long term	12,290,884
Total capital loss carryforwards	$16,226,577

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The tax character of distributions paid during the years ended October 31, 2014 and 2013, was as follows:

	Franklin		Franklin Convertible
	Balanced Fund		Securities Fund
	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$71,799,480	$47,737,181	$33,397,705	$32,467,407
Long term capital gain	22,673,876	5,336,132	6,545,250	—
	$94,473,356	$53,073,313	$39,942,955	$32,467,407

	Franklin		Franklin
	Equity Income Fund		Real Return Fund
	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$41,483,372	$38,011,458	$8,866,527	$12,023,319
Long term capital gain	10,278,080	—	—	—
	$51,761,452	$38,011,458	$8,866,527	$12,023,319

At October 31, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Cost of investments	$2,352,070,287	$1,922,001,028	$1,580,705,240	$377,690,350

Unrealized appreciation	$236,275,163	$317,061,573	$489,865,832	$21,251,492
Unrealized depreciation	(31,648,718)	(111,342,179)	(30,774,218)	(16,666,623)
Net unrealized appreciation (depreciation)	$204,626,445	$205,719,394	$459,091,614	$4,584,869

Undistributed ordinary income	$1,238,447	$26,180,351	$41,466,638	$1,444,904
Undistributed long term capital gains	35,354,951	58,114,170	68,321,945	—
Distributable earnings	$36,593,398	$84,294,521	$109,788,583	$1,444,904

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2014, were as follows:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund

Purchases	$1,480,424,218	$971,855,866	$463,885,479	$124,770,909
Sales	$871,798,530	$425,618,055	$393,007,274	$165,604,201

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6. Investment Transactions (continued)

Transactions in options written during the year ended October 31, 2014, were as follows:

	Number of	Premiums
	Contracts	Received
Franklin Balanced Fund
Options outstanding at October 31, 2013	200	$101,084
Options written	26,500	3,596,930
Options expired	(17,120)	(1,939,654)
Options exercised	(5,480)	(411,681)
Options closed	(1,600)	(940,161)
Options outstanding at October 31, 2014	2,500	$406,518

See Notes 1(e) and 9 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk and Defaulted Securities

At October 31, 2014, Franklin Balanced Fund, Franklin Convertible Securities Fund and Franklin Real Return Fund had 8.01%, 78.29% and 11.02%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Franklin Convertible Securities Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At October 31, 2014, the value of this security was $10,500,000, representing 0.49% of the fund’s net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. Restricted Securities

Franklin Convertible Securities Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2014, Franklin Convertible Securities Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal		Acquisition
Amount	Issuer	Date	Cost	Value

$14,000,000	BearingPoint Liquidating Trust	12/31/09	$18,900	$ —

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NOTES TO FINANCIAL STATEMENTS

9. Other Derivative Information

At October 31, 2014, the funds’investments in derivative contracts are reflected on the Statements of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statements of Assets and		Statements of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Franklin Balanced Fund
Foreign exchange contracts	Unrealized appreciation on		Unrealized depreciation on forward
	forward exchange contracts	$321,039	exchange contracts	$246,620
Equity contracts	Investments, at value	—	Options written, at value	162,500
Franklin Real Return Fund
Foreign exchange contracts	Unrealized appreciation on		Unrealized depreciation on forward
	forward exchange contracts	$1,496,776	exchange contracts	$856,904

For the year ended October 31, 2014, the effect of derivative contracts on the funds’ Statements of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts		Realized	Appreciation
Not Accounted for as		Gain (Loss)	(Depreciation)
Hedging Instruments	Statements of Operations Locations	for the Year	for the Year
Franklin Balanced Fund
Foreign exchange contracts	Net realized gain (loss) from foreign
	currency transactions / Net change
in unrealized appreciation (depreciation)
	on translation of other assets and liabilities
	denominated in foreign currencies	$2,154	$(2,154)

Equity contracts	Net realized gain (loss) from investments
	and written options / Net change in unrealized
	appreciation (depreciation) on investments	2,773,405	167,534

Franklin Real Return Fund
Foreign exchange contracts	Net realized gain (loss) from foreign currency
	transactions / Net change in unrealized appreciation
	(depreciation) on translation of other assets and
	liabilities denominated in foreign currencies	$(1,881,353)	$2,178,585

For the year ended October 31, 2014, the average month end fair value of derivatives represented 0.01% and 0.41%, respectively, of each fund’s average month end net assets. The average month end number of open derivative contracts for the period was 4 and 12, respectively, for each fund.

See Notes 1(e) and 6 regarding derivative financial instruments and investment transactions, respectively.

10. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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NOTES TO FINANCIAL STATEMENTS

10. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended October 31, 2014, the Funds did not use the Global Credit Facility.

11. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2014, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Balanced Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$169,062,750	$34,397,790	$—	$203,460,540
Utilities	210,210,615	6,560,500	—	216,771,115
Other Equity Investments[b]	1,119,058,133	—	—	1,119,058,133
Equity-Linked Securities	—	130,299,338	—	130,299,338
Corporate Bonds	—	773,462,079	—	773,462,079
Short Term Investments	113,645,527	—	—	113,645,527
Total Investments in Securities	$1,611,977,025	$944,719,707	$—	$2,556,696,732
Other Financial Instruments
Forward Exchange Contracts	$—	$321,039	$—	$321,039
Liabilities:
Other Financial Instruments
Options Written	$162,500	$—	$—	$162,500
Forward Exchange Contracts	—	246,620	—	246,620
Total Other Financial Instruments	$162,500	$246,620	$—	$409,120

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		NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3		Total
Franklin Convertible Securities Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Staples	$48,174,999	$13,732,587	$—		$61,907,586
Energy	15,600,000	68,182,313	—		83,782,313
Financials	21,474,015	15,416,512	—		36,890,527
Utilities	78,287,720	26,242,000	—		104,529,720
Other Equity Investments[b]	141,226,246	—	—		141,226,246
Convertible Bonds	—	1,659,776,618	—[c]		1,659,776,618
Escrows and Litigation Trusts	—	—	3,762		3,762
Short Term Investments	39,603,650	—	—		39,603,650
Total Investments in Securities	$344,366,630	$1,783,350,030	$3,762	[c]	$2,127,720,422
Franklin Equity Income Fund
Assets:
Investments in Securities
Equity Investments:[a]
Energy	$137,183,698	$17,430,000	$—		$154,613,698
Other Equity Investments[b]	1,847,408,960	—	—		1,847,408,960
Equity-Linked Securities	—	30,832,500	—		30,832,500
Short Term Investments	6,941,696	—	—		6,941,696
Total Investments in Securities	$1,991,534,354	$48,262,500	$—		$2,039,796,854
Franklin Real Return Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$62,343,570	$—	$—		$62,343,570
Corporate Bonds	—	23,315,965	—		23,315,965
Senior Floating Rate Interests	—	16,967,607	—		16,967,607
Foreign Government and Agency Securities	—	68,955,165	—		68,955,165
U.S. Government and Agency Securities	—	191,447,102	—		191,447,102
Short Term Investments	—	19,245,810	—		19,245,810
Total Investments in Securities	$62,343,570	$319,931,649	$—		$382,275,219
Other Financial Instruments
Forward Exchange Contracts	$—	$1,496,776	$—		$1,496,776

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$856,904	$—		$856,904

aIncludes common, preferred and convertible preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes a security determined to have no value at October 31, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

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NOTES TO FINANCIAL STATEMENTS

12. New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

13. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty		Currency		Selected Portfolio
DBAB	Deutsche Bank AG	BRL	Brazilian Real	ADR	American Depositary Receipt
JPHQ	JP Morgan Chase & Co.	EUR	Euro	FRN	Floating Rate Note
MSCO	Morgan Stanley	KRW	South Korean Won	ETF	Exchange Traded Fund
		MXN	Mexican Peso	REIT	Real Estate Investment Trust
		MYR	Malaysian Ringgit	SPDR	S&P Depositary Receipt
		PLN	Polish Zloty

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Investors Securities Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund and Franklin Real Return Fund (the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 19, 2014

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2014.

	Franklin	Franklin
Franklin	Convertible	Equity
Balanced Fund	Securities Fund	Income Fund
$22,673,876	$6,545,249	$10,278,080

Under Section 871(k)(2)(C) of the Code, the Franklin Balanced Fund hereby reports the maximum amount allowable but no less than $4,670,761 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2014.

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2014.

	Franklin	Franklin	Franklin
Franklin	Convertible	Equity	Real
Balanced Fund	Securities Fund	Income Fund	Return Fund
52.24%	21.48%	100%	5.42%

Under Section 854(b) (1) (B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended
October 31, 2014.

	Franklin	Franklin	Franklin
Franklin	Convertible	Equity	Real
Balanced Fund	Securities Fund	Income Fund	Return Fund
$49,202,208	$7,386,708	$57,172,441	$685,960

Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Franklin Convertible Securities Fund hereby reports the maximum amount allowable but no less than $11,650,061 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2014.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1986	137	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	111	Avis Budget Group Inc. (car rental),
One Franklin Parkway		October 2014		Omnicom Group Inc. (advertising and
San Mateo, CA 94403-1906				marketing communications services)
and H.J. Heinz Company (processed
foods and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution)
(1977-1987).

Sam Ginn (1937)	Trustee	Since 2007	111	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
(global energy company) (1989-2009),
Hewlett-Packard Company (technology
company) (1996-2002), Safeway, Inc.
(grocery retailer) (1991-1998) and
TransAmerica Corporation (insurance
company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:
Private investor; and formerly, Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network)
(2012-2014); Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	137	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
allied products) (1994-2013), RTI
International Metals, Inc. (manufacture
and distribution of titanium), Canadian
National Railway (railroad) and White
Mountains Insurance Group, Ltd.
(holding company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	137	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2005	137	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999)); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	137	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
				company) (December 2014;
				previously 2010-2012) and Graham
				Holdings Company (education and
				media organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since	111	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

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Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	147	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	137	None
One Franklin Parkway	the Board,	Board since 2013,
San Mateo, CA 94403-1906	Trustee and	Trustee since 1987
	Vice President	and Vice President
since 1986

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Mark Boyadjian (1964)	Vice President	Since 2003	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.
Richard Hsu (1973)	Vice President	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of three of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	President since	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive 1993 and Chief
San Mateo, CA 94403-1906	Officer –	Executive Officer
	Investment	– Investment
	Management	Management since
2002

Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Madeline Lam (1969)	Vice President	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN INVESTORS SECURITIES TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
October 31, 2014

Franklin Investors Securities Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Shareholder Letter	1
Annual Report
Economic and Market Overview	3
Franklin Adjustable
U.S. Government Securities Fund	4
Franklin Floating Rate
Daily Access Fund	14
Franklin Low Duration
Total Return Fund	25
Franklin Total Return Fund	35
Financial Highlights and
Statements of Investments	45
Financial Statements	123
Notes to Financial Statements	128
Report of Independent Registered
Public Accounting Firm	152
Tax Information	153
Board Members and Officers	154
Shareholder Information	159

franklintempleton.com

| 1

Annual Report

Economic and Market Overview

The U.S. economy continued to grow during the 12-month period ended October 31, 2014, underpinned by manufacturing activity, consumer and business spending, and generally rising inventories. Economic activity expanded in the third quarter, resulting largely from increased federal defense spending and a narrower trade deficit. Except for a sharp rebound in March, retail sales missed consensus expectations for most of the period under review. In the housing market, home sales experienced some weather-related weakness early in 2014 but began to recover in May, and home prices stayed higher than a year earlier. The unemployment rate declined to 5.8% in October 2014 from 7.2% in October 2013.1 Inflation, as measured by the Consumer Price Index, remained low for the period.

In January 2014, the U.S. Federal Reserve Board (Fed) began reducing its bond purchases $10 billion a month, based on largely positive economic and employment data in late 2013. After further gradual reductions during the year, the Fed ended its asset purchase program in October based on its view that underlying economic strength could support ongoing progress in labor market conditions. The Fed reaffirmed it would maintain its near-zero interest rate policy for a “considerable time” and stated its actions to normalize monetary policy remained dependent on economic performance. Additionally, the Fed noted that although inflation might remain low in the near term, the likelihood of inflation running persistently below its 2% longer term goal had diminished somewhat since early 2014.

The 10-year Treasury yield rose from 2.57% at the beginning of the period to a high of 3.04% on December 31, 2013, mainly because of an improved economic environment and market uncertainty about the Fed’s plans. However, the yield declined to 2.35% at period-end as investors shifted to less risky assets following the crises in Ukraine and the Middle East, growth concerns about emerging markets, record-low bond yields, weak economic data in Europe and lower Treasury issuance.

The foregoing information reflects our analysis and opinions as of October 31, 2014. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

franklintempleton.com Annual Report | 3

Franklin Adjustable U.S. Government Securities Fund

We are pleased to bring you Franklin Adjustable U.S. Government Securities Fund’s annual report for the fiscal year ended October 31, 2014. Franklin Limited Maturity U.S. Government Securities Fund merged into Franklin Adjustable U.S. Government Securities Fund on June 18, 2014. Franklin Limited Maturity U.S. Government Securities Fund’s former shareholders may receive the Fund’s annual report upon request and without charge by calling (800) 342-5236 or by downloading it from our website, franklintempleton.com.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.1 The Fund’s investments may include securities issued by Ginnie Mae (GNMA) and government-sponsored entities, such as Fannie Mae (FNMA) and Freddie Mac (FHLMC).2

Performance Overview

The Fund’s Class A shares delivered a +0.56% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the Barclays U.S. Government Index: 1-2 Year Component, posted a +0.53% total return.3 The index measures public obligations of the U.S. Treasury with one to two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We choose securities using a value-oriented approach, emphasizing the bonds’ economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

Manager’s Discussion

Although U.S. growth contracted in the first quarter of 2014, data for the second quarter of 2014 indicated the economy had rebounded more strongly and broadly than originally estimated, driven by increased personal consumption, private inventory investment, exports, residential and nonresidential fixed investment, and local government spending. Economic activity expanded in the third quarter, underpinned by increased federal defense spending and a narrower trade deficit. Housing data continued to recover, after the effects subsided from 2013’s severe winter and higher mortgage rates. Consumer price inflation remained subdued for the period.

1. Securities owned by the Fund, but not shares of the Fund, are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government-
sponsored entities, as to timely payment of principal and interest.
2. Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S.
government. Please see the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities.
The Fund’s yield and share price are not guaranteed and will vary with market conditions.
3. Source: Morningstar.
The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 50.

4 | Annual Report franklintempleton.com

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

In a sign of more confidence in the economic outlook, the Federal Reserve Board (Fed) revised its quantitative easing policy by reducing its monthly asset purchases starting in January. After further gradual reductions during the year, the Fed ended its asset purchase program in October and reaffirmed it would maintain its low interest rate policy for a “considerable time.”

Dividend Distributions*
11/1/13–10/31/14
		Dividend per Share (cents)
					Advisor
Month	Class A	Class A1** Class C		Class R6	Class
November	0.9245	—	0.6476	1.1626	1.0992
December	0.9683	—	0.6626	1.2239	1.1603
January	0.9155	—	0.6233	1.1444	1.1017
February	0.9555	—	0.6866	1.1989	1.1226
March	0.8712	—	0.5771	1.1208	1.0553
April	0.8461	—	0.5595	1.0901	1.0259
May	0.7093	—	0.4236	0.9593	0.8888
June	0.6803	0.3152	0.3873	0.9356	0.8651
July	0.6896	0.8009	0.3945	0.9460	0.8749
August	0.6706	0.7755	0.3945	0.9100	0.8440
September	0.8860	1.0019	0.5813	1.1570	1.0774
October	0.7721	0.8958	0.4777	1.0938	0.9587
Total	9.8890	3.7893	6.4156	12.9424	12.0739

The Fund employed a conservative strategy that invested primarily in adjustable-rate mortgages (ARMs) that are either explicitly or implicitly backed by the U.S. government.1 These include securities issued or guaranteed by FNMA, FHLMC or GNMA. The Fund took a collateral-intensive research approach to analyze the prepayment behavior of individual ARM securities to identify those with the most attractive prepayment profiles and focused on seasoned ARMs. These securities have typically been through several interest rate cycles and therefore tend to be less sensitive to changes in interest rates, compared to newer issued counterparts. We have found such securities historically have experienced lower volatility than comparable maturity Treasuries and have provided more consistent income. We continued to focus on seasoned, post-reset FNMA and FHLMC ARM positions with average coupons below 3%.

As interest rates and mortgage rates have moved higher, and mortgage credit has remained constrained, actual prepayment levels have been relatively low. The Fund’s focus on seasoned, short duration, high-quality ARMs that tend to be less sensitive to interest rate changes benefited performance, as did the Fund’s post-reset LIBOR indexed securities.4

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Effective 6/18/14, the Fund began offering Class A1 shares.

4. The London Interbank Offered Rate (LIBOR) is the interest rate banks charge each other for loans. LIBOR is a widely used benchmark for short-term interest rates.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com Annual Report | 5

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

6 | Annual Report franklintempleton.com

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of October 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/14	10/31/13		Change
A (FISAX)	$8.67	$8.72	-$	0.05
C (FCSCX)	$8.66	$8.71	-$	0.05
R6 (N/A)	$8.68	$8.73	-$	0.05
Advisor (FAUZX)	$8.68	$8.73	-$	0.05
	10/31/14	6/18/14
A1 (FAUGX)	$8.67	$8.68	-$	0.01

Distributions
Dividend
Share Class	Income
A(11/1/13-10/31/14)	$0.098890
A1(6/18/14-10/31/14)	$0.037893
C(11/1/13-10/31/14)	$0.064156
R6(11/1/13-10/31/14)	$0.129424
Advisor (11/1/13-10/31/14)	$0.120739

franklintempleton.com Annual Report | 7

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Performance as of 10/31/141

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A/A1: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual	Total Annual
Share Class		Total Return[2]		Total Return[3]		Total Return (9/30/14)[4]	Operating Expenses[5]
A							0.87%
1-Year	+	0.56%		-1.69%		-1.68%
5-Year	+	5.68%	+	0.64%	+	0.63%
10-Year	+	26.97%	+	2.18%	+	2.19%
A1[6]							0.72%
1-Year	+	0.62%		-1.63%	+	0.62%
5-Year	+	5.74%	+	0.66%	+	1.10%
10-Year	+	27.04%	+	2.19%	+	2.42%
C							1.27%
1-Year	+	0.16%		-0.83%		-0.70%
5-Year	+	3.47%	+	0.68%	+	0.71%
10-Year	+	22.03%	+	2.01%	+	2.01%
R6							0.54%
1-Year	+	0.92%	+	0.92%	+	0.92%
Since Inception (9/20/13)	+	1.21%	+	1.09%	+	1.06%
Advisor[7]							0.62%
1-Year	+	0.82%	+	0.82%	+	0.83%
5-Year	+	7.01%	+	1.36%	+	1.35%
10-Year	+	29.19%	+	2.59%	+	2.59%

	Distribution	30-Day Standardized Yield[9]
Share Class	Rate[8]	(with waiver)	(without waiver)
A	1.02%	0.40%	0.40%
A1	1.19%	0.57%	0.57%
C	0.65%	0.01%	0.01%
R6	1.48%	0.85%	0.85%
Advisor	1.30%	0.67%	0.67%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report franklintempleton.com

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

franklintempleton.com Annual Report | 9

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

10 | Annual Report franklintempleton.com

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class A1:	Effective 6/18/14, Class A1 shares were established for shareholders of Franklin Limited Maturity U.S. Government Securities Fund Class A as a result of its reorganization into this Fund on the same date. Class A1 shares are closed to new investors.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Performance for Class A1 has been calculated as follows: (a) for periods prior to 6/18/14, Franklin Adjustable U.S. Government Securities Fund’s Class A performance is used, and (b) for periods after 6/18/14, actual Class A1 performance is used, reflecting all charges and fees applicable to that class.
7. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+13.51% and +1.98%.
8. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C, R6 and Advisor) per share on 10/31/14.
9. The 30-day standardized yield for the 30 days ended 10/31/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The Barclays U.S. Government Index: 1-2 Year Component includes public obligations of the U.S. Treasury with at least one year up to, but not including, two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S.
government.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com Annual Report | 11

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 | Annual Report

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/14	Value 10/31/14	Period* 5/1/14–10/31/14
A
Actual	$1,000	$1,001.60	$4.69
Hypothetical (5% return before expenses)	$1,000	$1,020.52	$4.74
A1
Actual (6/18/14-10/31/14)	$1,000	$1,003.20	$2.89
Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.97
C
Actual	$1,000	$999.60	$6.70
Hypothetical (5% return before expenses)	$1,000	$1,018.50	$6.77
R6
Actual	$1,000	$1,003.50	$2.73
Hypothetical (5% return before expenses)	$1,000	$1,022.48	$2.75
Advisor
Actual	$1,000	$1,004.00	$3.43
Hypothetical (5% return before expenses)	$1,000	$1,021.78	$3.47

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.93%; A1: 0.78%; C: 1.33%;
R6: 0.54%; and Advisor: 0.68%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period for Class A1 Hypothetical expenses and Actual and Hypothetical expenses for Classes A, C, R6 and Advisor. The multiplier is 135/365 for Actual Class A1 expenses to reflect the number of days since inception.

franklintempleton.com Annual Report | 13

Franklin Floating Rate Daily Access Fund

This annual report for Franklin Floating Rate Daily Access Fund covers the fiscal year ended October 31, 2014.

Your Fund’s Goals and Main Investments

The Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities.

Performance Overview

The Fund’s Class A shares delivered a +1.91% cumulative total return for the 12 months under review. In comparison, the Credit Suisse Leveraged Loan Index (CS LLI), which is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market, posted a +3.77% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 18.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Corporate Loan Market Overview

Although technical conditions in the loan market remained strong at the beginning of the one-year period, the balance between supply and demand shifted as loan retail vehicles reported outflows, selling by crossover investors contributed to volatility, and new-issue volume related to mergers and acquisitions (M&A) increased. While loan prices declined, robust demand from the formation of new collateralized loan obligations (CLOs) managed to moderate further principal declines and provide liquidity to retail managers fulfilling redemptions. Despite weaker demand and growing investor concerns about global economic growth, the fundamental environment remained favorable, in our view, and issuers continued to report solid earnings.

What are corporate loans?

Corporate loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other financial institutions. These loans provide capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. These loans are typically syndicated to a group of investors.

New CLO volume reached record levels during the period, helping to support overall demand amid persistent outflows from retail vehicles. Year-to-date CLO issuance for 2014 exceeded the annual record from 2006 despite the implementation of regulations that helped to constrain demand for AAA-rated CLO tranches from banks, which had been traditional buyers. However, investors such as asset managers, insurance companies and pension funds stepped in as incremental buyers during the period. Uncertainty surrounding additional regulations that could potentially constrain CLO issuance also led many managers to launch new vehicles prior to the implementation of the new rules. Although the new rules were announced toward the end of the period, they were not scheduled to come into effect until 2016, allowing CLO issuance to remain robust. Amid widening spreads in the loan market, CLO arrangers were able to take advantage of additional arbitrage opportunities, contributing to demand for higher coupon loans trading at discounts to par.

Inflows into loan retail vehicles continued at a strong pace at the beginning of the reporting period, but flows decelerated and turned increasingly negative as the period progressed. Concerns about slowing global growth, as well as U.S. Treasury yields reaching their lowest levels since 2013, led some investors to adjust expectations for higher interest rates and withdraw money from the asset class. Furthermore, volatile flows from the high yield bond market spilled over to the loan market, and some crossover investors sold loans to meet redemptions or tactically shifted loan allocations toward bonds in light of significantly wider spreads in the high yield market. Although outflows tapered at the end of the period following a rebound across risk assets, assets managed by loan retail vehicles continued to contract and reached their lowest levels since 2013. The increase in CLO activity and waning retail demand during the period also resulted in structured finance vehicles constituting a larger proportion of primary activity in the loan market.

1. Source: Credit Suisse Group.
The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 57.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

*Percentages reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

The primary market launched a number of deals related to M&A during the period, bringing meaningful supply to the loan market. Although the deals followed an uptick in M&A transactions globally, the volume of new loans related to leveraged buyout (LBO) transactions was muted due to relatively high equity prices, making significantly leveraged transactions more challenging. Due to subdued demand from loan retail vehicles and new deals launching, repricing activity, including refinancing deals that tightened spreads, in particular, declined sharply as fewer loans traded at significant premiums to par compared to earlier in the period. While the more balanced technical environment dampened repricing activity, managers continued to launch a significant number of new loans without covenants.

Although the default rate by number of issuers declined during the period, the default rate by amount increased sharply as an electric utility that was one of the largest LBOs in loan market history filed for bankruptcy. Despite the rise in the default rate by volume, investors continued to expect a relatively benign default environment for loan issuers. Furthermore, fundamental conditions remained favorable, in our view, as issuers continued to report year-over-year earnings growth during the period, resulting in strong interest coverage.

Investment Strategy

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in below-investment-grade securities, we seek to diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

In addition, we seek to exploit market inefficiencies by assigning forward-looking credit-risk tiers to issuers based upon our forward-looking analysis of the issuers’ prospects in the near term. This independent analysis enables us to express differences between backward-looking rating assignments of credit-risk tiers and our analysts’ forward-looking assessment of credit risk, thereby allowing us to potentially take advantage of credit risks the market may be overstating or avoid uncompensated credit risks the market may not have adequately identified.

Dividend Distributions*
11/1/13–10/31/14
		Dividend per Share (cents)
Month	Class A	Class C	Class R6	Advisor Class
November	2.6769	2.3859	2.9010	2.8612
December	2.9738	2.6529	3.2231	3.1770
January	2.6160	2.3048	2.8610	2.8147
February	2.4034	2.1228	2.6251	2.5821
March	2.6816	2.3716	2.9296	2.8794
April	2.6002	2.3002	2.8206	2.7915
May	2.7426	2.4420	2.9811	2.9330
June	2.7793	2.4683	3.0417	2.9760
July	2.8057	2.4943	3.0792	3.0021
August	2.7953	2.5051	3.0548	2.9783
September	3.1124	2.7933	3.4002	3.3147
October	3.2952	2.9910	3.5505	3.4841
Total	33.4824	29.8322	36.4679	35.7941

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Manager’s Discussion

The top contributors to Fund performance during the year under review included issuers that benefited from strong price appreciation or muted principal declines amid a volatile market, which allowed term loans’ relatively attractive

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

coupons to provide positive total returns. The term loans of iHeartCommunications, one of the largest U.S. radio companies, were among the top contributors during the period as the company heightened expectations that it could address its highly leveraged capital structure after extending the maturities of its shorter term loans and completing a debt exchange for its shorter dated high yield bonds. The first-lien and second-lien term loans of Arysta Lifescience, a large agrochemical company specializing in the development, formulation and distribution of crop protection products, also contributed to performance. Moreover, amid volatile loan prices toward the end of the period, investors supported the prices of the Arysta term loans following an announcement that the company would be acquired and its debt eventually repaid. The term loans of AdvancePierre Foods, a manufacturer of prepared food, also helped results for the year. Although the company’s term loans traded lower earlier in the period after it reported weaker results, we continued to invest in its second-lien term loan. These loans contributed to the Fund’s returns after the company reported improving results due to favorable pricing and cost savings.

However, our allocation toward loans in the upper tier of the market, including loans rated BB- and Ba3 and above, detracted from relative performance during the Fund’s fiscal year. At the beginning of the period, the Fund was overweighted in the upper tier, while also underweighted in the lower tier, including CCC-rated and distressed loans. Over the one-year period, lower tier loans generally had the highest returns, followed by the middle tier and then the upper tier, according to the CS LLI. In addition to our allocation based on credit tiers, a few loans detracted from relative performance after their issuers reported weaker results. Our weaker performers included gaming company Cannery Casino Resorts, which detracted from performance due to investor uncertainty surrounding its ability to sell assets and reduce debt. The term loan of Town Sports International, one of the largest U.S. fitness clubs, also underperformed the broader market after the company reported softer performance due to weaker membership trends amid heavy competition.

During the period, we continued to shift from the market’s upper tier to the middle tier (including loans rated B+ to B-) to potentially limit the spread duration of our overall portfolio. Due to relatively low yields within the upper tier resulting from lower spreads over the benchmark, we believed these loans were more susceptible to greater price declines as interest rates increased, which we expected to result in higher volatility

Top 10 Holdings
10/31/14
Company	% of Total
Sector/Industry	Net Assets

Caesars Entertainment Resort Properties LLC	1.9%
Casinos & Gaming, U.S.
MoneyGram International Inc.	1.9%
Data Processing & Outsourced Services, U.S.
BMC Software Finance Inc.	1.7%
Internet Software & Services, U.S.
William Morris Endeavor Entertainment LLC	1.6%
Movies & Entertainment, U.S.
Sun Products Corp.	1.3%
Household Products, U.S.
Alinta Energy Finance Pty. Ltd.	1.2%
Electric Utilities, Australia
Arysta Lifescience SPC LLC	1.2%
Diversified Chemicals, U.S.
Cannery Casino Resorts LLC	1.2%
Casinos & Gaming, U.S.
Cyanco Intermediate Corp.	1.2%
Commodity Chemicals, U.S.
Community Health Systems Inc.	1.1%
Health Care Facilities, U.S.

across credit markets. We believed this volatility could cause the risk premium over Treasury bond yields to widen and possibly lead investors to sell their lower yielding assets, including upper tier loans. We invested in a select number of higher yielding loans based on our favorable outlook on loan defaults and in an attempt to optimize income returns among loans with comparable credit risk within each credit tier. Our largest investments during the period included deals that launched in the primary market during a more restrained technical environment, resulting in what we viewed as relatively attractive income generation. We invested in the first-lien and second-lien term loans of Connolly, the largest U.S. provider of payment integrity services. The new deal, which financed the company’s acquisition of iHealth Technologies (not a Fund holding), provided relatively attractive income, in our view. We also based our investment decision on the company’s key role in providing audit services to medical insurance providers and its leading market position, strong free cash flow and the growing need for its services due to the increasing complexity of health care laws. Fitness International, one of the largest U.S. fitness club operators, was also a large Fund investment during the period due to what we viewed as the company’s strong market position, consistent organic membership growth and geographical diversity. We invested in the company’s term loan in the primary market as we believed it presented strong value

16 | Annual Report franklintempleton.com

FRANKLIN FLOATING RATE DAILY ACCESS FUND

relative to other loans in the middle tier, and we added to our position in the secondary market as technical conditions seemed to pressure loan prices.

What is spread duration?

Spread duration is a measure of a loan’s price sensitivity to a 100 basis-point change in its discount margin.

The Fund added a modest position in high yield bonds toward the end of the period through iBoxx High Yield Corporate Bond, an exchange-traded fund that seeks to track the high yield bond market, and High Yield Credit Default Index, an index of high yield bond credit default swaps providing synthetic exposure to the high yield bond market. We initiated the positions due to our view of relatively attractive opportunities in the high yield bond market after material spread widening in that asset class. We also invested in PowerShares Senior Loan Portfolio, an exchange-traded fund that seeks to track the leveraged loan market, to increase our credit exposure while allowing us to maintain sufficient liquidity for shareholders in the event of elevated redemption activity.

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Mark Boyadjian is a senior vice president of Franklin Templeton Investments and head of Franklin Advisers’ Floating Rate Debt Group. Mr. Boyadjian was most recently responsible for Franklin Templeton Investments’ International Local Asset Management Groups in India and South Korea, as well as the Global Investment Risk Management and the Global Investment Performance departments. Since joining Franklin Templeton Investments in 1998, Mr. Boyadjian has held a variety of positions. Between 1999 and 2002, he was chief administrative officer for the Portfolio Management Group where he was responsible for managing the financial, legal, regulatory and technological requirements for the enterprises’ investment management groups. Concurrently, Mr. Boyadjian was the director of Global Portfolio Services with responsibility for introducing and managing enterprise-wide investment risk and portfolio analytics solutions. During the nine-year period prior to joining Franklin Templeton Investments, Mr. Boyadjian was a principal and fixed income portfolio manager at Scudder, Stevens & Clark, Inc.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Performance Summary as of October 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/14	10/31/13		Change
A (FAFRX)	$9.04	$9.20	-$	0.16
C (FCFRX)	$9.05	$9.20	-$	0.15
R6 (N/A)	$9.05	$9.21	-$	0.16
Advisor (FDAAX)	$9.05	$9.20	-$	0.15

Distributions (11/1/13–10/31/14)
Dividend
Share Class	Income
A	$0.334824
C	$0.298322
R6	$0.364679
Advisor	$0.357941

18 | Annual Report

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FRANKLIN FLOATING RATE DAILY ACCESS FUND
PERFORMANCE SUMMARY

Performance as of 10/31/141

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual	Total AnnualOperating Expenses[5]
Share Class		Total Return[2]		Total Return[3]		Total Return (9/30/14)[4]	(with waiver)	(without waiver)
A							0.85%	0.87%
1-Year	+	1.91%		-0.36%	+	0.32%
5-Year	+	27.04%	+	4.43%	+	4.48%
10-Year	+	41.23%	+	3.28%	+	3.32%
C							1.25%	1.27%
1-Year	+	1.62%	+	0.64%	+	1.22%
5-Year	+	24.68%	+	4.51%	+	4.56%
10-Year	+	35.89%	+	3.11%	+	3.16%
R6							0.53%	0.55%
1-Year	+	2.36%	+	2.36%	+	2.95%
Since Inception (5/1/13)	+	4.20%	+	2.78%	+	2.90%
Advisor							0.60%	0.62%
1-Year	+	2.28%	+	2.28%	+	2.88%
5-Year	+	28.63%	+	5.16%	+	5.21%
10-Year	+	44.96%	+	3.78%	+	3.81%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with waiver)	(without waiver)
A	4.20%	4.31%	4.29%
C	3.90%	3.99%	3.98%
R6	4.63%	4.78%	4.77%
Advisor	4.54%	4.67%	4.66%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/04–10/31/14)

$20,000
$15,000
$10,000
$5,000
11/04
10/06
10/08
10/10
10/12
10/14
$16,100
$13,810
Franklin Floating Rate Daily Access Fund
CS Leveraged Loan Index[8]

Average Annual Total Return

Class A	10/31/14
1-Year	-0.36%
5-Year	+4.43%
10-Year	+3.28%

Class C (11/1/04–10/31/14)

$20,000
$15,000
$10,000
$5,000
11/04
10/06
10/08
10/10
10/12
10/14
$16,100
$13,589
Franklin Floating Rate Daily Access Fund
CS Leveraged Loan Index[8]

Average Annual Total Return

Class C	10/31/14
1-Year	+0.64%
5-Year	+4.51%
10-Year	+3.11%

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FRANKLIN FLOATING RATE DAILY ACCESS FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

Class R6 (5/1/13–10/31/14)

$15,000
$10,000
$5,000
$10,573
$10,420
5/13
10/13
10/14
Franklin Floating Rate Daily Access Fund
CS Leveraged Loan Index[8]

Average Annual Total Return

Class R6	10/31/14
1-Year	+2.36%
Since Inception (5/1/13)	+2.78%

Advisor Class (11/1/04–10/31/14)

$20,000
$15,000
$10,000
$5,000
$16,100
$14,496
11/04
10/06
10/08
10/10
10/12
10/14
Franklin Floating Rate Daily Access Fund
CS Leveraged Loan Index[8]

Average Annual Total Return

Advisor Class	10/31/14
1-Year	+2.28%
5-Year	+5.16%
10-Year	+3.78%

franklintempleton.com Annual Report | 21

FRANKLIN FLOATING RATE DAILY ACCESS FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The Fund should not be considered an alternative to money market funds or certificates of deposit (CDs). The floating rate loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher yielding, lower rated, floating rate loans and debt securities involves greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. Interest earned on floating rate loans varies with changes in prevailing interest rates. Therefore, while floating rate loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C, R6 and Advisor) per share on 10/31/14.
7. The 30-day standardized yield for the 30 days ended 10/31/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Source: Credit Suisse Group. The CS Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. Loans must be below investment grade and rated no higher than Baa/BB+ or Ba1/BBB+ by Moody’s or Standard & Poor’s.
See www.franklintempletondatasources.com for additional data provider information.

22 | Annual Report franklintempleton.com

FRANKLIN FLOATING RATE DAILY ACCESS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com Annual Report | 23

FRANKLIN FLOATING RATE DAILY ACCESS FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/14	Value 10/31/14	Period* 5/1/14–10/31/14
A
Actual	$1,000	$1,006.00	$4.30
Hypothetical (5% return before expenses)	$1,000	$1,020.92	$4.33
C
Actual	$1,000	$1,004.00	$6.31
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.36
R6
Actual	$1,000	$1,007.70	$2.58
Hypothetical (5% return before expenses)	$1,000	$1,022.63	$2.60
Advisor
Actual	$1,000	$1,007.30	$3.04
Hypothetical (5% return before expenses)	$1,000	$1,022.18	$3.06

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers annualized for each class (A: 0.85%;
C: 1.25%; R6: 0.51%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

24 | Annual Report franklintempleton.com

Franklin Low Duration Total Return Fund

We are pleased to bring you Franklin Low Duration Total Return Fund’s annual report for the fiscal year ended October 31, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Performance Overview

The Fund’s Class A shares delivered a +1.32% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the Barclays U.S. Government/Credit Index: 1-3 Year Component, posted a +0.70% total return.1 The index tracks public obligations of the U.S. Treasury with one to three years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find more of the Fund’s performance data in the Performance Summary beginning on page 28.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we evaluate business cycles, yield curves, and values between and within markets.

Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a higher duration. In addition, we may use derivative transactions, such as forwards, futures contracts and swap agreements to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

What is a currency forward contract?

A currency forward contract, also called a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and, typically, a brokerage firm, bank or other financial institution (the swap counterparty). In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

Although growth contracted in the first quarter of 2014, data for the second quarter of 2014 indicated the economy had rebounded more strongly and broadly than originally estimated, driven by increased personal consumption, private inventory investment, exports, residential and nonresidential fixed investment, and local government spending. Economic activity expanded in the third quarter, underpinned by increased federal defense spending and a narrower trade deficit. Housing data continued to recover, after the effects subsided from 2013’s severe winter and higher mortgage rates. Consumer price inflation remained subdued for the period.

1. Source: Morningstar.
The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 71.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

*Percentages reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

In a sign of more confidence in the economic outlook, the Federal Reserve Board (Fed) revised its quantitative easing policy by reducing its monthly asset purchases starting in January. After further gradual reductions during the year, the Fed ended its asset purchase program in October and reaffirmed it would maintain its low interest rate policy for a “considerable time.”

Most fixed income sectors delivered positive performance during the period and outperformed similar-duration U.S. Treasuries. Investors’ continued search for yield helped high yield bonds post among the best absolute performance during the period, as measured by the Barclays U.S. Corporate High Yield Index, which tracks below-investment-grade bonds. Several other major fixed income sectors delivered positive returns as well, including U.S. dollar-denominated emerging market bonds, U.S. investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), mortgage-backed securities and U.S. agency debentures.

Dividend Distributions*
11/1/13–10/31/14
		Dividend per Share (cents)
Month	Class A	Class C	Class R6	Advisor Class
November	1.3840	1.1494	1.6042	1.5348
December**	4.0621	3.7271	4.3677	4.2765
January	1.6969	1.3829	1.9825	1.8969
February	1.6274	1.3608	1.8789	1.7980
March	1.3555	1.0715	1.6401	1.5402
April	0.9812	0.7027	1.2517	1.1585
May	1.0355	0.7463	1.3135	1.2205
June	1.2627	0.9266	1.5844	1.4764
July	1.1982	0.8755	1.5079	1.4038
August	1.3374	1.0148	1.6470	1.5427
September	1.4268	1.0821	1.7583	1.6468
October	0.9225	0.6557	1.1783	1.0921
Total	18.2902	14.6954	21.7145	20.5872

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes an additional 2.02 cent per share distribution to meet excise tax requirements.

During the period, the Fund’s corporate credit holdings, particularly high yield bonds, provided a strong boost to performance. Our security selection in sovereign emerging market securities also aided returns. The Fund’s adjustable-rate mortgage securities and CMBS also helped performance, as did foreign currency positions. In contrast, for many of our non-U.S. dollar-denominated bonds, yield curve movements in non-U.S. markets had a negative impact on performance.

At period-end, we were overweighted compared to the benchmark in many of the credit sectors, including corporate credit and securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. Over the period, we increased our allocations to ABS and CMBS. We decreased our exposure to high yield and other forms of corporate credit as well as select forms of foreign debt that became less attractive to us. We reduced our exposure to certain Treasury positions as we believed the two-year part of the yield curve might continue to experience volatility in the near term. We maintained significant exposure to international bonds and currencies.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

The portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, and currency, interest rate swap and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

Performance Summary as of October 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/14	10/31/13		Change
A (FLDAX)	$10.11	$10.16	-$	0.05
C (FLDCX)	$10.11	$10.16	-$	0.05
R6 (FLRRX)	$10.14	$10.19	-$	0.05
Advisor (FLDZX)	$10.14	$10.19	-$	0.05

Distributions (11/1/13–10/31/14)
Dividend
Share Class	Income
A	$0.182902
C	$0.146954
R6	$0.217145
Advisor	$0.205872

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PERFORMANCE SUMMARY

Performance as of 10/31/141

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual	Total Annual Operating Expenses[5]
Share Class		Total Return[2]		Total Return[3]		Total Return (9/30/14)[4]	(with waiver)	(without waiver)
A							0.80%	0.98%
1-Year	+	1.32%		-0.92%		-0.62%
5-Year	+	13.20%	+	2.05%	+	2.11%
Since Inception (11/17/04)	+	38.92%	+	3.12%	+	3.14%
C							1.20%	1.38%
1-Year	+	0.96%		-0.03%	+	0.37%
Since Inception (10/1/12)	+	2.11%	+	1.01%	+	1.02%
R6							0.44%	0.62%
1-Year	+	1.66%	+	1.66%	+	2.08%
Since Inception (5/1/13)	+	2.10%	+	1.39%	+	1.39%
Advisor[6]							0.55%	0.73%
1-Year	+	1.54%	+	1.54%	+	1.97%
5-Year	+	14.69%	+	2.78%	+	2.85%
Since Inception (11/17/04)	+	41.34%	+	3.54%	+	3.56%

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with waiver)	(without waiver)
A	1.07%	0.86%	0.73%
C	0.78%	0.48%	0.33%
R6	1.39%	1.27%	1.14%
Advisor	1.29%	1.14%	1.01%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN LOW DURATION TOTAL RETURN FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

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FRANKLIN LOW DURATION TOTAL RETURN FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Some derivatives are particularly sensitive to changes in interest rates. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/28/15 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+24.18% and +3.41%.
7. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C,
R6 and Advisor) per share on 10/31/14.
8. The 30-day standardized yield for the 30 days ended 10/31/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays U.S. Government/Credit Index: 1-3 Year Component includes dollar-denominated investment grade corporate debt and non-native currency agency and local authority debt, sovereign, supranational, and taxable municipal debt, public obligations of the U.S. Treasury with at least one year up to, but not including, three years to final maturity, and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the
U.S. government.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN LOW DURATION TOTAL RETURN FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/14	Value 10/31/14	Period* 5/1/14–10/31/14
A
Actual	$1,000	$1,005.10	$4.04
Hypothetical (5% return before expenses)	$1,000	$1,021.17	$4.08
C
Actual	$1,000	$1,003.30	$6.06
Hypothetical (5% return before expenses)	$1,000	$1,019.16	$6.11
R6
Actual	$1,000	$1,006.90	$2.12
Hypothetical (5% return before expenses)	$1,000	$1,023.09	$2.14
Advisor
Actual	$1,000	$1,006.30	$2.78
Hypothetical (5% return before expenses)	$1,000	$1,022.43	$2.80

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.80%;
C: 1.20%; R6: 0.42%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

34 | Annual Report franklintempleton.com

Franklin Total Return Fund

We are pleased to bring you Franklin Total Return Fund’s annual report for the fiscal year ended October 31, 2014.

Your Fund’s Goals and Main Investments

The Fund seeks to provide investors with high current income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 80% of its assets in investment-grade debt securities. The Fund currently focuses on government and corporate debt securities and mortgage- and asset-backed securities.

Performance Overview

The Fund’s Class A shares produced a +4.80% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the Barclays U.S. Aggregate Index, which measures the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities, generated a +4.14% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 38.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in noninvestment-grade debt securities. In addition, we may use derivative transactions, such as currency and cross-currency forwards, futures contracts and swap agreements, to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

*Percentages reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.
**Rounds to less than 0.1% of total investments.

What is a currency forward contract?

A currency forward contract, also called a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

1. Source: Morningstar.
The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 100.

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FRANKLIN TOTAL RETURN FUND

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and, typically, a brokerage firm, bank or other financial institution (the swap counterparty). In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Manager’s Discussion

Although growth contracted in the first quarter of 2014, data for the second quarter of 2014 indicated the economy had rebounded more strongly and broadly than originally estimated, driven by increased personal consumption, private inventory investment, exports, residential and nonresidential fixed investment, and local government spending. Economic activity expanded in the third quarter, underpinned by increased federal defense spending and a narrower trade deficit. Housing data continued to recover, after the effects subsided from 2013’s severe winter and higher mortgage rates. Consumer price inflation remained subdued for the period.

In a sign of more confidence in the economic outlook, the Federal Reserve Board (Fed) revised its quantitative easing policy by reducing its monthly asset purchases starting in January. After further gradual reductions during the year, the Fed ended its asset purchase program in October and reaffirmed it would maintain its low interest rate policy for a “considerable time.”

Most fixed income sectors delivered positive performance during the period and outperformed similar-duration U.S. Treasuries. Investors’ continued search for yield helped high yield bonds post among the best absolute performance during the period, as measured by the Barclays U.S. Corporate High Yield Index, which tracks below-investment-grade bonds. Several other major fixed income sectors delivered positive returns as well, including U.S. dollar-denominated emerging market bonds, U.S. investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), mortgage-backed securities (MBS) and U.S. agency debentures.

Dividend Distributions*
11/1/13–10/31/14
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
November	3.1726	2.8505	2.9730	3.4738	3.3784
December** 10.1921		9.8496	9.9776	10.5182	10.4106
January	3.0305	2.7034	2.8255	3.3330	3.2412
February	2.0258	1.7503	1.8540	2.2939	2.2003
March	2.3745	2.0663	2.1813	2.6844	2.5714
April	1.7399	1.5177	1.6012	2.0083	1.8817
May	2.3341	2.0121	2.1351	2.6011	2.5410
June	2.5341	2.1874	2.3175	2.8703	2.7560
July	1.8046	1.4914	1.6088	2.1179	2.0034
August***	1.4409	1.1168	1.2383	1.8082	1.6460
September	1.9728	1.6098	1.7430	2.4191	2.1924
October	1.4393	1.1584	1.2640	1.7273	1.6172
Total	34.0612	30.3137	31.7193	37.8555	36.4396

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes an additional 7.02 cent per share distribution to meet excise tax requirements.
***The decline in the distribution reflects a change in the tax treatment of certain security transactions.

During the period, the Fund’s taxable municipal bond holdings provided a particularly strong boost to performance. Our allocation to corporate credit holdings such as high yield and investment-grade bonds aided results as did our security

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FRANKLIN TOTAL RETURN FUND

selection within those sectors. The Fund’s allocation to sovereign emerging market positions also aided returns. Foreign currencies also contributed to Fund performance. In contrast, for many of our non-U.S. dollar-denominated bonds, yield curve movements in non-U.S. markets had a negative impact on results.

At period-end, we were slightly overweighted compared to the benchmark in many of the credit sectors, including corporate credit and securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. Over the period, we decreased our exposure to U.S. Treasury securities, fixed-rate MBS and high yield corporate securities as yield spreads had become less attractive to us. We increased our exposure to ABS and currency forwards, and maintained significant exposure to international bonds and currencies.

The portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, and currency, interest rate swap and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN TOTAL RETURN FUND

Performance Summary as of October 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/14	10/31/13		Change
A (FKBAX)	$10.18	$10.05	+$	0.13
C (FCTLX)	$10.16	$10.03	+$	0.13
R (FTRRX)	$10.17	$10.04	+$	0.13
R6 (FRERX)	$10.20	$10.07	+$	0.13
Advisor (FBDAX)	$10.20	$10.07	+$	0.13

Distributions (11/1/13–10/31/14)
Share Class	Dividend Income
A	$0.340612
C	$0.303137
R	$0.317193
R6	$0.378555
Advisor	$0.364396

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FRANKLIN TOTAL RETURN FUND
PERFORMANCE SUMMARY

Performance as of 10/31/141

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25%
maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual	Total Annual Operating Expenses[5]
Share Class		Total Return[2]		Total Return[3]		Total Return (9/30/14)[4]	(with waiver)	(without waiver)
A							0.89%	0.93%
1-Year	+	4.80%	+	0.30%	+	0.92%
5-Year	+	32.00%	+	4.79%	+	4.83%
10-Year	+	61.94%	+	4.49%	+	4.52%
C							1.29%	1.33%
1-Year	+	4.42%	+	3.42%	+	4.00%
5-Year	+	29.47%	+	5.30%	+	5.35%
10-Year	+	55.53%	+	4.52%	+	4.55%
R							1.14%	1.18%
1-Year	+	4.56%	+	4.56%	+	5.14%
5-Year	+	30.36%	+	5.45%	+	5.49%
10-Year	+	57.96%	+	4.68%	+	4.71%
R6							0.48%	0.52%
1-Year	+	5.18%	+	5.18%	+	5.88%
Since Inception (5/1/13)	+	3.16%	+	2.09%	+	1.75%
Advisor							0.64%	0.68%
1-Year	+	5.03%	+	5.03%	+	5.73%
5-Year	+	33.65%	+	5.97%	+	6.04%
10-Year	+	65.84%	+	5.19%	+	5.23%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with waiver)	(without waiver)
A	1.62%	1.72%	1.68%
C	1.37%	1.38%	1.34%
R	1.49%	1.54%	1.50%
R6	2.03%	2.21%	2.19%
Advisor	1.90%	2.06%	2.01%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN TOTAL RETURN FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN TOTAL RETURN FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

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FRANKLIN TOTAL RETURN FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher yielding, lower rated securities (commonly called junk bonds) include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/28/15 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C, R,
R6 and Advisor) per share on 10/31/14.
7. The 30-day standardized yield for the 30 days ended 10/31/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Source: Morningstar. The Barclays U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of
Moody’s, Standard & Poor’s and Fitch, respectively.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI), is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

42 | Annual Report franklintempleton.com

FRANKLIN TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com Annual Report | 43

FRANKLIN TOTAL RETURN FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/14	Value 10/31/14	Period* 5/1/14–10/31/14
A
Actual	$1,000	$1,024.50	$4.49
Hypothetical (5% return before expenses)	$1,000	$1,020.77	$4.48
C
Actual	$1,000	$1,022.60	$6.53
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.51
R
Actual	$1,000	$1,023.30	$5.76
Hypothetical (5% return before expenses)	$1,000	$1,019.51	$5.75
R6
Actual	$1,000	$1,026.50	$2.40
Hypothetical (5% return before expenses)	$1,000	$1,022.84	$2.40
Advisor
Actual	$1,000	$1,025.70	$3.22
Hypothetical (5% return before expenses)	$1,000	$1,022.03	$3.21

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.88%;
C: 1.28%; R: 1.13%; R6: 0.47%; and Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

44 | Annual Report franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Adjustable U.S. Government Securities Fund
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.72	$8.90	$8.84	$8.90	$8.96
Income from investment operations[a]:
Net investment income	0.043	0.048	0.078	0.103	0.109
Net realized and unrealized gains (losses)	0.006	(0.098)	0.117	0.011	0.073
Total from investment operations	0.049	(0.050)	0.195	0.114	0.182
Less distributions from net investment income	(0.099)	(0.130)	(0.135)	(0.174)	(0.242)
Net asset value, end of year	$8.67	$8.72	$8.90	$8.84	$8.90

Total return[b]	0.56%	(0.56)%	2.22%	1.30%	2.06%

Ratios to average net assets
Expenses	0.93%[c]	0.87%	0.87%	0.86%	0.86%
Net investment income	0.48%	0.63%	0.91%	1.16%	1.24%

Supplemental data
Net assets, end of year (000’s)	$1,058,838	$1,105,674	$1,308,971	$1,470,029	$1,536,981
Portfolio turnover rate	14.18%	8.66%	9.69%	19.65%	43.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 45

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
Period Ended
October 31,
2014 [a]
Class A1
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.68
Income from investment operations:
Net investment income[b]	0.018
Net realized and unrealized gains (losses)	0.010
Total from investment operations	0.028
Less distributions from net investment income	(0.038)
Net asset value, end of year	$8.67

Total return[c]	0.32%

Ratios to average net assets[d]
Expenses[e]	0.78%
Net investment income	0.63%

Supplemental data
Net assets, end of year (000’s)	$253,021
Portfolio turnover rate	14.18%

aFor the period June 18, 2014 (effective date) to October 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return is not annualized for periods less than one year and does not reflect sales commissions or contingent deferred sales charges, if applicable.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

46 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.71	$8.90	$8.83	$8.89	$8.96
Income from investment operations[a]:
Net investment income (loss)	(0.004)	0.006	0.042	0.064	0.087
Net realized and unrealized gains (losses)	0.018	(0.101)	0.128	0.015	0.049
Total from investment operations	0.014	(0.095)	0.170	0.079	0.136
Less distributions from net investment income	(0.064)	(0.095)	(0.100)	(0.139)	(0.206)
Net asset value, end of year	$8.66	$8.71	$8.90	$8.83	$8.89

Total return[b]	0.16%	(1.07)%	1.93%	0.89%	1.53%

Ratios to average net assets
Expenses	1.33%[c]	1.27%	1.27%	1.26%	1.26%
Net investment income	0.08%	0.23%	0.51%	0.76%	0.84%

Supplemental data
Net assets, end of year (000’s)	$428,031	$603,067	$794,201	$856,366	$956,002
Portfolio turnover rate	14.18%	8.66%	9.69%	19.65%	43.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 47

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
	Year Ended
	October 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.73	$8.72
Income from investment operations[b]:
Net investment income	0.088 [c]	0.008
Net realized and unrealized gains (losses)	(0.009)	0.018
Total from investment operations	0.079	0.026
Less distributions from net investment income	(0.129)	(0.016)
Net asset value, end of year	$8.68	$8.73

Total return[d]	0.92%	0.30%

Ratios to average net assets[e]
Expenses	0.56%[f]	0.53%
Net investment income	0.85%	0.97%

Supplemental data
Net assets, end of year (000’s)	$7,193	$335
Portfolio turnover rate	14.18%	8.66%

aFor the period September 20, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

48 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.73	$8.91	$8.85	$8.91	$8.97
Income from investment operations[a]:
Net investment income	0.068	0.073	0.107	0.139	0.181
Net realized and unrealized gains (losses)	0.003	(0.101)	0.111	(0.002)	0.024
Total from investment operations	0.071	(0.028)	0.218	0.137	0.205
Less distributions from net investment income	(0.121)	(0.152)	(0.158)	(0.197)	(0.265)
Net asset value, end of year	$8.68	$8.73	$8.91	$8.85	$8.91

Total return	0.82%	(0.31)%	2.48%	1.55%	2.31%

Ratios to average net assets
Expenses	0.68%[b]	0.62%	0.62%	0.61%	0.61%
Net investment income	0.73%	0.88%	1.16%	1.41%	1.49%

Supplemental data
Net assets, end of year (000’s)	$416,854	$411,228	$437,540	$489,675	$368,400
Portfolio turnover rate	14.18%	8.66%	9.69%	19.65%	43.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 49

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2014

Franklin Adjustable U.S. Government Securities Fund
	Principal
	Amount	Value
Mortgage-Backed Securities 92.1%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 21.7%
FHLMC, 1.845%, 9/01/35	$18,767,121	$19,623,260
FHLMC, 1.904%, 4/01/36	10,777,682	11,351,257
FHLMC, 2.03%, 4/01/35	14,807,167	15,620,431
FHLMC, 2.111%, 1/01/36	9,662,834	10,199,301
FHLMC, 2.166%, 9/01/36	9,523,962	10,144,720
FHLMC, 0.799% - 2.208%, 11/01/16 - 4/01/42	20,353,973	21,391,421
FHLMC, 2.215% - 2.266%, 6/01/18 - 7/01/38	13,161,894	13,999,310
FHLMC, 2.266% - 2.30%, 10/01/22 - 4/01/40	19,993,081	21,325,060
FHLMC, 2.319%, 11/01/37	12,012,440	12,892,220
FHLMC, 2.301% - 2.328%, 1/01/22 - 3/01/39	12,731,683	13,597,684
FHLMC, 2.33%, 12/01/35	11,197,258	11,968,534
FHLMC, 2.342%, 9/01/37	24,052,906	25,810,386
FHLMC, 2.328% - 2.353%, 11/01/17 - 9/01/37	18,729,098	20,019,828
FHLMC, 2.353% - 2.364%, 5/01/23 - 6/01/41	15,885,363	16,999,974
FHLMC, 2.372%, 11/01/36	10,561,564	11,302,839
FHLMC, 2.378%, 9/01/38	10,810,102	11,563,953
FHLMC, 2.365% - 2.379%, 5/01/25 - 11/01/41	20,033,625	21,405,244
FHLMC, 2.38% - 2.408%, 11/01/17 - 10/01/41	19,909,415	21,251,494
FHLMC, 2.41% - 2.441%, 4/01/28 - 5/01/42	14,703,812	15,739,912
FHLMC, 2.506%, 9/01/37	15,870,968	17,022,696
FHLMC, 2.442% - 2.51%, 1/01/19 - 7/01/41	19,369,417	20,702,621
FHLMC, 2.515%, 6/01/37	20,280,576	21,793,240
FHLMC, 2.537%, 1/01/37	9,954,253	10,738,996
FHLMC, 2.512% - 2.644%, 11/01/18 - 5/01/41	20,240,738	21,597,421
FHLMC, 3.382%, 11/01/40	17,096,530	18,128,810
FHLMC, 3.529%, 7/01/38	23,000,001	24,466,338
FHLMC, 2.647% - 3.593%, 3/01/17 - 7/01/41	17,415,959	18,546,232
FHLMC, 3.659% - 6.635%, 8/01/17 - 7/01/40	9,251,234	9,733,061
		468,936,243
[a]Federal National Mortgage Association (FNMA) Adjustable Rate 69.7%
FNMA, 0.848% - 1.665%, 6/01/15 - 11/01/44	20,787,626	21,534,115
FNMA, 1.678% - 1.792%, 10/01/18 - 6/01/37	20,482,609	21,407,006
FNMA, 1.849%, 1/01/35	14,497,699	15,479,028
FNMA, 1.793% - 1.85%, 12/01/15 - 2/01/39	19,354,730	20,221,593
FNMA, 1.893%, 12/01/34	21,635,159	22,991,673
FNMA, 1.85% - 1.895%, 8/01/17 - 7/01/37	20,330,097	21,445,431
FNMA, 1.895% - 1.91%, 2/01/17 - 1/01/37	15,380,100	16,237,767
FNMA, 1.922%, 3/01/35	11,319,927	12,115,955
FNMA, 1.925%, 5/01/35	9,937,254	10,572,080
FNMA, 1.91% - 1.926%, 11/01/16 - 11/01/40	20,435,351	21,588,069
FNMA, 1.933%, 1/01/36	8,784,871	9,344,639
FNMA, 1.926% - 1.94%, 1/01/18 - 11/01/35	20,314,716	21,439,862
FNMA, 1.94% - 1.971%, 10/01/15 - 10/01/37	20,156,093	21,433,448
FNMA, 1.971% - 1.988%, 3/01/19 - 12/01/43	20,347,196	21,580,301
FNMA, 2.01%, 2/01/36	19,946,869	21,127,549
FNMA, 1.988% - 2.016%, 7/01/17 - 5/01/38	18,810,152	19,926,731
FNMA, 2.016% - 2.03%, 7/01/33 - 8/01/37	19,042,896	20,046,982
FNMA, 2.03% - 2.055%, 3/01/18 - 9/01/43	20,462,673	21,541,627
FNMA, 2.076%, 1/01/36	16,610,289	17,714,180

50 | Annual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Adjustable U.S. Government Securities Fund (continued)
	Principal
	Amount	Value
Mortgage-Backed Securities (continued)
[a]Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 2.055% - 2.088%, 2/01/16 - 4/01/38	$18,648,016	$19,718,560
FNMA, 2.089%, 5/01/39	17,325,609	18,254,676
FNMA, 2.089% - 2.105%, 12/01/17 - 3/01/38	16,881,032	17,943,781
FNMA, 2.107% - 2.114%, 6/01/18 - 3/01/36	15,288,342	16,242,889
FNMA, 2.122%, 8/01/39	14,827,774	15,752,682
FNMA, 2.124%, 11/01/34	11,294,461	12,052,292
FNMA, 2.114% - 2.13%, 10/01/16 - 5/01/38	19,633,035	20,816,833
FNMA, 2.13% - 2.144%, 7/01/19 - 9/01/36	17,141,404	18,220,154
FNMA, 2.144% - 2.155%, 6/01/19 - 5/01/37	19,997,369	21,292,780
FNMA, 2.166%, 2/01/36	12,383,020	13,193,191
FNMA, 2.155% - 2.178%, 4/01/22 - 7/01/42	19,132,164	20,393,387
FNMA, 2.187%, 2/01/36	12,528,005	13,359,091
FNMA, 2.178% - 2.19%, 6/01/18 - 8/01/39	19,132,187	20,371,991
FNMA, 2.191% - 2.195%, 1/01/29 - 3/01/39	18,930,250	20,218,142
FNMA, 2.196% - 2.204%, 7/01/17 - 1/01/37	19,445,408	20,733,827
FNMA, 2.204% - 2.214%, 8/01/18 - 12/01/39	20,054,284	21,401,138
FNMA, 2.225%, 1/01/38	20,251,121	21,729,619
FNMA, 2.214% - 2.225%, 4/01/19 - 7/01/38	19,729,300	20,987,963
FNMA, 2.225% - 2.24%, 2/01/26 - 3/01/41	19,180,789	20,435,271
FNMA, 2.24% - 2.249%, 11/01/20 - 9/01/38	17,398,905	18,466,843
FNMA, 2.251%, 1/01/39	11,455,264	12,204,453
FNMA, 2.252%, 3/01/35	17,938,942	19,132,231
FNMA, 2.249% - 2.254%, 10/01/18 - 5/01/48	19,952,986	21,164,459
FNMA, 2.255% - 2.27%, 7/01/25 - 9/01/39	19,855,495	21,134,390
FNMA, 2.274%, 9/01/36	12,400,420	13,267,315
FNMA, 2.27% - 2.277%, 9/01/25 - 11/01/37	15,655,966	16,759,530
FNMA, 2.277%, 1/01/38	11,490,649	12,394,939
FNMA, 2.277% - 2.284%, 12/01/19 - 1/01/42	18,443,922	19,677,815
FNMA, 2.284% - 2.292%, 9/01/17 - 9/01/39	19,407,063	20,726,593
FNMA, 2.294%, 12/01/36	15,334,233	16,363,923
FNMA, 2.299%, 1/01/38	13,684,060	14,534,447
FNMA, 2.292% - 2.30%, 4/01/19 - 11/01/41	18,984,797	20,299,907
FNMA, 2.301%, 3/01/38	10,098,329	10,835,453
FNMA, 2.307%, 11/01/34	10,944,926	11,692,941
FNMA, 2.30% - 2.313%, 12/01/19 - 3/01/38	19,945,970	21,293,936
FNMA, 2.318%, 10/01/35	9,140,471	9,762,384
FNMA, 2.314% - 2.323%, 7/01/22 - 5/01/38	20,116,797	21,387,800
FNMA, 2.323% - 2.329%, 10/01/18 - 11/01/42	18,268,432	19,495,545
FNMA, 2.329% - 2.334%, 9/01/24 - 3/01/38	17,670,258	18,818,557
FNMA, 2.334% - 2.343%, 2/01/18 - 3/01/38	17,852,681	18,983,808
FNMA, 2.346%, 5/01/38	9,014,626	9,683,994
FNMA, 2.349%, 9/01/35	9,255,335	9,955,749
FNMA, 2.35%, 11/01/37	19,257,998	20,583,802
FNMA, 2.343% - 2.355%, 7/01/18 - 5/01/38	14,970,993	15,953,650
FNMA, 2.36%, 1/01/37	12,569,241	13,446,375
FNMA, 2.355% - 2.362%, 12/01/31 - 3/01/38	20,201,654	21,613,160
FNMA, 2.362% - 2.375%, 12/01/18 - 5/01/45	20,216,568	21,517,501
FNMA, 2.38%, 2/01/37	11,147,300	11,987,448
FNMA, 2.375% - 2.393%, 1/01/19 - 2/01/43	20,240,495	21,581,356
FNMA, 2.408%, 1/01/36	10,645,207	11,447,909
FNMA, 2.393% - 2.414%, 3/01/19 - 5/01/48	20,263,331	21,390,823

franklintempleton.com	Annual Report | 51

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Adjustable U.S. Government Securities Fund (continued)
	Principal
	Amount	Value
Mortgage-Backed Securities (continued)
[a]Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 2.414% - 2.425%, 10/01/17 - 8/01/37	$17,751,815	$18,934,363
FNMA, 2.435%, 3/01/35	8,790,947	9,467,016
FNMA, 2.437%, 6/01/35	9,133,884	9,863,395
FNMA, 2.425% - 2.440%, 10/01/18 - 7/01/38	20,123,820	21,490,160
FNMA, 2.445%, 7/01/46	14,178,346	15,258,589
FNMA, 2.467%, 1/01/36	11,113,033	11,960,778
FNMA, 2.44% - 2.474%, 7/01/17 - 3/01/47	20,157,798	21,471,241
FNMA, 2.474% - 2.50%, 5/01/17 - 1/01/45	20,118,150	21,484,195
FNMA, 2.502% - 2.625%, 5/01/16 - 1/01/42	20,405,726	21,467,743
FNMA, 2.626% - 2.805%, 6/01/17 - 10/01/41	18,917,250	19,925,508
FNMA, 2.807% - 3.00%, 11/01/16 - 1/01/41	20,489,381	21,581,941
FNMA, 3.00% - 3.397%, 3/01/16 - 11/01/46	17,817,477	18,856,460
FNMA, 3.598%, 3/01/41	19,329,438	20,704,942
FNMA, 3.615%, 5/01/40	11,630,566	12,486,347
FNMA, 3.40% - 8.125%, 11/01/15 - 3/01/50	14,390,741	15,184,115
		1,508,562,132
Federal National Mortgage Association (FNMA) Fixed Rate 0.0%†
FNMA 15 Year, 7.50%, 1/01/15	278	278
[a]Government National Mortgage Association (GNMA) Adjustable Rate 0.7%
GNMA, 1.625% - 3.00%, 3/20/16 - 5/20/36	15,564,751	16,112,191
Total Mortgage-Backed Securities (Cost $1,957,238,773)		1,993,610,844
U.S. Government and Agency Securities 2.8%
U.S. Treasury Note,
1.375%, 11/30/15	30,000,000	30,384,360
4.125%, 5/15/15	15,000,000	15,324,615
4.25%, 8/15/15 - 10/31/15	14,000,000	14,323,906
Total U.S. Government and Agency Securities (Cost $59,913,221)		60,032,881
Total Investments before Short Term Investments (Cost $2,017,151,994)		2,053,643,725

	Shares

Short Term Investments (Cost $104,425,477) 4.8%
Money Market Funds 4.8%
[b,c]Institutional Fiduciary Trust Money Market Portfolio	104,425,477	104,425,477
Total Investments (Cost $2,121,577,471) 99.7%		2,158,069,202
Other Assets, less Liabilities 0.3%		5,867,426
Net Assets 100.0%		$2,163,936,628

See Abbreviations on page 151.

†Rounds to less than 0.1% of net assets.
aThe coupon rate shown represents the rate at period end.
bNon-income producing.
cSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

52 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Floating Rate Daily Access Fund
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.20	$9.11	$8.89	$9.11	$8.73
Income from investment operations[a]:
Net investment income	0.335	0.333	0.403	0.418	0.370
Net realized and unrealized gains (losses)	(0.160)	0.088	0.225	(0.220)	0.376
Total from investment operations	0.175	0.421	0.628	0.198	0.746
Less distributions from net investment income	(0.335)	(0.331)	(0.408)	(0.418)	(0.366)
Net asset value, end of year	$9.04	$9.20	$9.11	$8.89	$9.11

Total return[b]	1.91%	4.69%	7.22%	2.17%	8.69%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.84%	0.83%	0.90%	0.89%	0.95%
Expenses net of waiver and payments by affiliates	0.82%[c]	0.83%[c,d]	0.90%	0.89%[c]	0.95%[c]
Net investment income	3.64%	3.60%	4.52%	4.56%	4.15%

Supplemental data
Net assets, end of year (000’s)	$1,874,867	$1,991,138	$1,295,166	$1,246,489	$1,082,656
Portfolio turnover rate	83.93%	42.72%	80.88%	126.99%	82.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 53

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.20	$9.11	$8.89	$9.11	$8.73
Income from investment operations[a]:
Net investment income	0.298	0.296	0.368	0.380	0.334
Net realized and unrealized gains (losses)	(0.150)	0.088	0.224	(0.219)	0.376
Total from investment operations	0.148	0.384	0.592	0.161	0.710
Less distributions from net investment income	(0.298)	(0.294)	(0.372)	(0.381)	(0.330)
Net asset value, end of year	$9.05	$9.20	$9.11	$8.89	$9.11

Total return[b]	1.62%	4.28%	6.79%	1.76%	8.26%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.24%	1.23%	1.30%	1.29%	1.35%
Expenses net of waiver and payments by affiliates	1.22%[c]	1.23%[c,d]	1.30%	1.29%[c]	1.35%[c]
Net investment income	3.24%	3.20%	4.12%	4.16%	3.75%

Supplemental data
Net assets, end of year (000’s)	$742,602	$765,839	$431,818	$423,309	$272,602
Portfolio turnover rate	83.93%	42.72%	80.88%	126.99%	82.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

54 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)
	Year Ended
	October 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.21	$9.21
Income from investment operations[b]:
Net investment income	0.364	0.175
Net realized and unrealized gains (losses)	(0.159)	(0.001)
Total from investment operations	0.205	0.174
Less distributions from net investment income	(0.365)	(0.174)
Net asset value, end of year	$9.05	$9.21

Total return[c]	2.36%	1.80%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	0.52%	0.51%
Expenses net of waiver and payments by affiliates	0.50%[e]	0.51%[e,f]
Net investment income	3.96%	3.92%

Supplemental data
Net assets, end of year (000’s)	$465	$1,339
Portfolio turnover rate	83.93%	42.72%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 55

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.20	$9.11	$8.89	$9.11	$8.73
Income from investment operations[a]:
Net investment income	0.358	0.355	0.426	0.442	0.393
Net realized and unrealized gains (losses)	(0.150)	0.089	0.225	(0.221)	0.375
Total from investment operations	0.208	0.444	0.651	0.221	0.768
Less distributions from net investment income	(0.358)	(0.354)	(0.431)	(0.441)	(0.388)
Net asset value, end of year	$9.05	$9.20	$9.11	$8.89	$9.11

Total return	2.28%	4.95%	7.49%	2.43%	8.84%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.59%	0.58%	0.65%	0.64%	0.70%
Expenses net of waiver and payments by affiliates	0.57%[b]	0.58%[b,c]	0.65%	0.64%[b]	0.70%[b]
Net investment income	3.89%	3.85%	4.77%	4.81%	4.40%

Supplemental data
Net assets, end of year (000’s)	$2,019,477	$2,374,914	$739,974	$524,938	$273,158
Portfolio turnover rate	83.93%	42.72%	80.88%	126.99%	82.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBenefit of expense reduction rounds to less than 0.01%.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

56 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2014

Franklin Floating Rate Daily Access Fund
	Country	Shares	Value
Common Stocks and Exchange Traded Funds 1.6%
Broadcasting 0.0%†
[a]Cumulus Media Inc., A	United States	5,725	$22,098
Diversified Financial Services 1.6%
iShares iBoxx High Yield Corporate Bond, ETF	United States	260,500	24,104,065
PowerShares Senior Loan Portfolio, ETF	United States	2,125,000	51,807,500
			75,911,565
Health Care Distributors 0.0%
[a,b]RoTech Medical Corp.	United States	26,267	—
Total Common Stocks and Exchange Traded Funds
(Cost $75,202,413)			75,933,663

		Principal
		Amount*

[c,d]Senior Floating Rate Interests 89.6%
Aerospace & Defense 2.8%
CAMP International Holding Co.,
2013 Replacement Term Loan, 4.75%, 5/31/19	United States	$24,456,738	24,410,882
Second Lien 2013 Replacement Term Loan, 8.25%, 11/30/19	United States	11,741,031	11,814,413
Doncasters U.S. Finance LLC,
Second Lien Term Loan, 9.50%, 10/09/20	United States	10,788,940	10,775,454
Term B Loans, 4.50%, 4/09/20	United States	16,516,308	16,418,251
[e]Erickson Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	810,222	694,441
Fly Funding II S.A.R.L., Loans, 4.50%, 8/09/19	Luxembourg	21,333,429	21,341,749
TransDigm Inc.,
Tranche C Term Loan, 3.75%, 2/28/20	United States	39,429,567	38,862,767
Tranche D Term Loan, 3.75%, 6/04/21	United States	6,408,900	6,319,445
			130,637,402
Agricultural Products 0.1%
Allflex Holdings III Inc., Second Lien Initial Term Loan, 8.00%, 7/17/21	United States	2,287,774	2,264,896
Airlines 0.4%
Air Canada, Term Loan, 5.50%, 9/26/19	Canada	16,480,514	16,631,591
Apparel Retail 0.5%
The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	20,845,000	20,818,944
Application Software 0.2%
CCC Information Services Inc., Term Loan, 4.00%, 12/20/19	United States	10,071,241	9,922,267
Auto Parts & Equipment 4.6%
Affinia Group Inc., Tranche B-2 Term Loan, 4.75%, 4/25/20	United States	22,531,697	22,447,204
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	25,400,000	25,146,000
CS Intermediate HoldCo 2 LLC, Term Loans, 4.00%, 4/04/21	United States	8,521,125	8,446,565
Federal-Mogul Holdings Corp., Tranche C Term Loans, 4.75%, 4/15/21	United States	35,710,500	35,536,911
FRAM Group Holdings Inc. (Autoparts Holdings), Term Loan, 6.50%, 7/29/17	United States	11,639,603	11,681,436
Gates Global LLC, Initial Dollar Term Loans, 4.25%, 7/03/21	United States	22,075,231	21,860,395
Henniges Automotive Holdings Inc., Term Loans, 6.00%, 6/12/21	United States	20,305,550	20,407,078
TI Group Automotive Systems LLC, Term Loan, 4.25%, 7/02/21	United States	25,251,700	25,062,312
Tower Automotive Holdings USA LLC, Initial Term Loan, 4.00%, 4/23/20	United States	21,375,713	21,144,150
UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	11,547,922	11,557,542
Veyance Technologies Inc. (Goodyear), Term Loan, 5.25%, 9/08/17	United States	11,301,714	11,264,633
			214,554,226

franklintempleton.com Annual Report | 57

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Broadcasting 4.6%
AP NMT Acquisition BV, Second Lien Dollar Term B Loan, 10.00%, 8/13/22	Netherlands	$16,000,000	$15,560,000
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	40,209,701	39,692,001
Grande Communications Networks LLC, Initial Term Loan, 4.50%, 5/31/20	United States	17,194,380	17,162,141
Gray Television Inc., Term Loan B, 3.75%, 6/13/21	United States	19,633,268	19,457,393
iHeartCommunications Inc.,
Tranche C Term Loan, 3.804%, 1/29/16	United States	49,173	48,599
Tranche D Term Loan, 6.904%, 1/30/19	United States	23,889,566	22,629,391
Tranche E Term Loan, 7.654%, 7/30/19	United States	10,331,493	10,011,217
Media General Inc., Term B Loan, 4.25%, 7/31/20	United States	18,578,826	18,497,544
Radio One Inc., Term Loan, 7.50%, 3/31/16	United States	35,051,909	35,314,798
Univision Communications Inc., Replacement First-Lien Term Loan, 4.00%,
3/01/20	United States	35,645,047	35,336,860
			213,709,944
Building Products 0.6%
Quikrete Holdings Inc.,
First Lien Initial Loan, 4.00%, 9/26/20	United States	25,833,858	25,607,811
Second Lien Initial Loan, 7.00%, 3/26/21	United States	2,448,462	2,469,886
			28,077,697
Cable & Satellite 0.4%
Virgin Media Bristol LLC, B Facility, 3.50%, 6/07/20	United States	17,260,000	17,055,038
Casinos & Gaming 5.8%
Caesars Entertainment Resort Properties LLC, Term B Loans, 7.00%,
10/11/20	United States	93,851,450	89,909,689
[f]Cannery Casino Resorts LLC,
Second Lien Term Loan, 10.00%, 10/02/19	United States	16,523,000	15,077,238
Term Loan, 6.00%, 10/02/18	United States	42,845,159	40,595,788
CCM Merger Inc. (MotorCity Casino), Term Loans, 4.50%, 8/08/21	United States	13,381,621	13,348,167
CityCenter Holdings LLC, Term B Loan, 4.25%, 10/16/20	United States	19,877,482	19,788,034
[f]ROC Finance LLC, Funded Term B Loans, 5.00%, 4/08/19	United States	40,299,328	38,586,606
Scientific Games International Inc., Term Loan B, 4.25%, 10/18/20	United States	36,127,000	35,472,198
Tropicana Entertainment Inc., Term Loans, 4.00%, 11/27/20	United States	15,899,400	15,621,161
			268,398,881
Coal & Consumable Fuels 1.5%
[f]Bowie Resource Holdings LLC, First Lien Initial Term Loan, 6.75%, 8/16/20	United States	6,819,191	6,819,191
Foresight Energy LLC, Term Loans, 5.50%, 8/23/20	United States	15,014,465	15,127,074
[f]Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	47,507,549	46,034,815
			67,981,080
Commodity Chemicals 1.3%
AI Chem & CY U.S. Acquico Inc.,
Tranche B-1 Term Loan, 4.50%, 10/03/19	Luxembourg	2,931,886	2,920,891
Tranche B-2 Term Loan, 4.50%, 10/03/19	Luxembourg	1,521,214	1,515,510
[f]Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	54,604,673	53,899,345
			58,335,746
Communications Equipment 0.5%
CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	13,905,229	13,818,321
Presidio Inc., Term Loan, 5.00%, 3/31/17	United States	11,221,734	11,221,734
			25,040,055

58 | Annual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Computer & Electronics Retail 0.6%
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%,
3/31/19	United States	$33,143,450	$29,870,534
Construction Machinery & Heavy Trucks 0.2%
Doosan Infracore International and Doosan Holdings Europe, Tranche B Term
Loan, 4.50%, 5/28/21	United States	11,321,625	11,345,208
Data Processing & Outsourced Services 2.7%
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	89,630,140	87,200,267
Safenet Inc.,
First Lien Initial Term Loan, 6.75%, 3/05/20	United States	11,671,350	11,656,761
Second Lien Initial Term Loan, 9.75%, 3/05/21	United States	5,632,940	5,682,228
Worldpay U.S. Inc.,
Additional Term Facility, 4.50%, 11/30/19	United States	3,445,200	3,427,974
Facility B2A-II Loan, 5.25%, 11/30/19	United States	6,910,000	6,933,031
Facility C2 Loan, 4.75%, 11/30/19	United States	8,760,000	8,773,692
			123,673,953
Department Stores 0.3%
Hudson’s Bay Co., First Lien Initial Term Loan, 4.75%, 11/04/20	Canada	14,817,000	14,860,992
Diversified Chemicals 2.8%
Arysta Lifescience SPC LLC,
Initial Term Loan, 4.50%, 5/29/20	United States	18,671,851	18,651,424
Second Lien Initial Term Loan, 8.25%, 11/30/20	United States	38,447,797	38,952,425
[f]OCI Beaumont LLC, Term B-3 Loan, 5.00%, 8/20/19	United States	22,806,701	22,949,471
OXEA GmbH,
First Lien Tranche B-2 Term Loan, 4.25%, 1/15/20	Luxembourg	8,919,900	8,719,202
Second Lien Term Loan, 8.25%, 7/15/20	Luxembourg	40,515,474	39,413,453
			128,685,975
Diversified Metals & Mining 0.5%
Atkore International Inc.,
Initial Term Loan, 4.50%, 4/09/21	United States	9,765,525	9,692,284
Second Lien Initial Term Loan, 7.75%, 10/09/21	United States	12,510,459	12,369,716
			22,062,000
Diversified Support Services 1.3%
AlixPartners LLP,
2014 Jan Replacement Term B2 Loans, 4.00%, 7/10/20	United States	21,902,102	21,628,326
Second Lien 2013 Recapitalization Term Loan, 9.00%, 7/10/21	United States	11,548,950	11,751,057
Interactive Data Corp., Term Loan, 4.75%, 5/02/21	United States	27,796,531	27,831,277
			61,210,660
Drug Retail 0.2%
Rite Aid Corp.,
Tranche 1 Term Loan, 5.75%, 8/21/20	United States	2,780,000	2,799,691
Tranche 2 Term Loan, 4.875%, 6/21/21	United States	4,740,000	4,753,333
			7,553,024
Electric Utilities 1.3%
[f]Alinta Energy Finance Pty. Ltd.,
[g]Delayed Draw Term Commitments, 6.375%, 8/13/18	Australia	956,245	966,206
Term B Loans, 6.375%, 8/13/19	Australia	56,315,494	56,902,133
			57,868,339

franklintempleton.com		Annual Report | 59

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Electronic Equipment & Instruments 0.0%†
Oberthur Technologies of America Corp., Tranche B-2 Term Loan, 4.50%,
10/18/19	United States	$1,310,894	$1,296,693
Food Distributors 0.7%
AdvancePierre Foods Inc.,
Loans, 5.75%, 7/10/17	United States	8,734,376	8,701,621
Second Lien Term Loan, 9.50%, 10/10/17	United States	24,560,081	24,391,231
			33,092,852
Food Retail 0.1%
Pantry Inc., Term Loan, 4.75%, 8/03/19	United States	3,121,411	3,133,116
Forest Products 1.5%
Appvion Inc., Term Loan, 5.75%, 6/28/19	United States	38,906,908	38,663,739
Caraustar Industries Inc., Initial Term Loan, 7.50%, 5/01/19	United States	31,062,740	31,334,539
			69,998,278
Health Care Equipment 1.1%
Carestream Health Inc.,
Second Lien Loan, 9.50%, 12/07/19	United States	16,729,461	16,610,966
Term Loan, 5.00%, 6/07/19	United States	19,940,647	19,990,498
Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.00%, 5/04/18	United States	13,068,535	12,995,024
			49,596,488
Health Care Facilities 1.6%
Community Health Systems Inc., 2021 Term D Loan, 4.25%, 1/27/21	United States	52,277,752	52,392,136
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18	United States	13,066,765	13,079,022
United Surgical Partners International Inc.,
Extended Term Loan, 4.25%, 4/03/17	United States	5,248,071	5,220,125
New Tranche B Term Loan, 4.75%, 4/03/19	United States	5,071,061	5,081,330
			75,772,613
Health Care Services 4.6%
Connolly LLC,
Second Lien Initial Term Loan, 8.00%, 5/14/22	United States	21,642,500	21,804,819
Initial Term Loan, 5.00%, 5/14/21	United States	20,787,900	20,722,938
Dialysis Newco Inc.,
Second Lien Term Loan B, 7.75%, 10/22/21	United States	3,806,667	3,816,183
Term Loan B, 4.50%, 4/23/21	United States	15,612,810	15,495,713
Millennium Health LLC, Tranche B Term Loan, 5.25%, 4/16/21	United States	47,429,847	47,518,778
National Mentor Holdings Inc., Initial Tranche B Term Loan, 4.75%, 1/31/21	United States	27,281,765	27,111,254
Surgery Centers Holdings Inc.,
First Lien Term Loan, 7.00%, 4/11/19	United States	11,214,395	11,214,395
Incremental Second Lien Term Loan, 10.75%, 4/10/20	United States	3,140,000	3,202,800
[f]Second Lien Term Loan, 9.75%, 11/03/21	United States	12,120,000	11,934,419
[f]Term Loan, 6.50%, 11/03/20	United States	11,670,000	11,666,359
U.S. Renal Care Inc.,
Incremental Tranche B-1 Term Loan (Second), 8.50%, 1/03/20	United States	2,489,852	2,502,301
Tranche B-2 Term Loan, 4.25%, 7/03/19	United States	35,939,620	35,737,460
			212,727,419
Health Care Supplies 0.2%
Alere Inc., B Term Loan, 4.25%, 6/30/17	United States	11,353,121	11,326,158

60 | Annual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Health Care Technology 0.6%
Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%, 6/06/19	United States	$27,843,007	$27,251,344
Home Improvement Retail 0.5%
[f]Harbor Freight Tools USA Inc., Loans, 4.75%, 7/26/19	United States	24,729,936	24,760,848
Hotels, Resorts & Cruise Lines 0.8%
Diamond Resorts Corp., Term Loans, 5.50%, 5/09/21	United States	14,294,072	14,294,072
Four Seasons Holdings Inc., Second Lien Term Loan, 6.25%, 12/27/20	Canada	5,873,389	5,917,440
Station Casinos LLC, B Term Loan, 4.25%, 3/01/20	United States	17,388,162	17,170,810
			37,382,322
Household Products 1.3%
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	65,879,314	59,291,382
Industrial Conglomerates 0.3%
Mirion Technologies Inc., Term Loan, 5.75%, 3/30/18	United States	7,505,293	7,495,911
Unifrax I LLC, New Term Dollar Loans, 4.25%, 11/28/18	United States	6,070,476	6,024,947
			13,520,858
Industrial Machinery 4.2%
Alfred Fueling Systems Inc. (Wayne Fueling),
First Lien Initial Term Loan, 4.75%, 6/20/21	United States	16,239,300	16,076,907
Second Lien Initial Term Loan, 8.50%, 6/20/22	United States	23,842,353	23,603,929
Douglas Dynamics LLC, Term Loan, 5.75%, 4/18/18	United States	4,338,408	4,332,985
Husky Injection Molding Systems Ltd., Initial Term Loan, 4.25%, 6/30/21	United States	19,055,643	18,760,872
Milacron LLC, Term B Loan, 4.00%, 3/28/20	United States	13,906,310	13,558,652
Navistar Inc., Tranche B Term Loan, 5.75%, 8/17/17	United States	28,258,604	28,382,235
Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	United States	36,228,571	35,775,714
RBS Global Inc. (Rexnord), Term B Loan, 4.00%, 8/21/20	United States	19,844,438	19,583,980
Sensus USA Inc.,
First Lien Term Loan, 4.50%, 5/09/17	United States	14,477,072	14,115,145
Second Lien Term Loan, 8.50%, 5/09/18	United States	15,314,541	15,008,250
WireCo Worldgroup Inc., Term Loan, 6.00%, 2/15/17	United States	5,838,107	5,858,178
			195,056,847
Insurance Brokers 0.4%
HUB International Ltd., Initial Term Loan, 4.25%, 10/02/20	United States	17,261,839	17,041,750
Integrated Telecommunication Services 1.4%
Genesys Telecom Holdings U.S. Inc., Dollar Term Loan, 4.00%, 2/08/20	United States	8,699,406	8,590,664
Integra Telecom Holdings Inc.,
[f]First Lien Term Loan, 5.25%, 2/22/19	United States	20,492,282	20,492,282
Second Lien Initial Loan, 9.75%, 2/24/20	United States	8,213,247	8,315,913
LTS Buyer LLC,
First Lien Term B Loan, 4.00%, 4/11/20	United States	7,119,376	7,013,653
Second Lien Initial Loan, 8.00%, 4/11/21	United States	7,417,489	7,389,674
Zayo Group LLC, Term Loan, 4.00%, 7/02/19	United States	13,603,070	13,501,047
			65,303,233
Internet Software & Services 1.7%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	79,768,388	78,889,101
Investment Banking & Brokerage 0.6%
Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan,
4.25%, 7/22/20	United States	28,647,486	28,504,249

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Leisure Facilities 3.0%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/30/21	United States	$33,453,705	$33,265,361
ClubCorp Club Operations Inc., Term B Loans, 4.50%, 7/24/20	United States	18,394,113	18,263,827
[f]Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	50,970,677	50,658,482
Planet Fitness Holdings LLC, Term Loan, 4.75%, 3/31/21	United States	11,736,342	11,787,688
[f]Town Sports International LLC, Initial Term Loan, 4.50%, 11/15/20	United States	29,474,964	24,562,460
			138,537,818
Life Sciences Tools & Services 0.2%
Pharmaceutical Product Development LLC, Term Loan, 4.00%, 12/05/18	United States	7,718,046	7,672,702
Marine 0.6%
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	29,568,378	29,814,771
Metal & Glass Containers 1.1%
CD&R Millennium U.S. Acquico LLC,
Initial Dollar Term Loan, 4.50%, 7/31/21	United States	6,240,000	6,181,500
Second Lien Initial Term Loan, 8.25%, 7/31/22	United States	22,149,800	21,955,989
Prescrix Inc.,
First Lien Term Loan B, 4.25%, 5/02/21	United States	10,963,810	10,881,582
Second Lien Term Loan, 8.00%, 5/02/22	United States	11,679,053	11,617,014
			50,636,085
Movies & Entertainment 1.9%
William Morris Endeavor Entertainment LLC,
Term Loans First Lien, 5.25%, 5/06/21	United States	35,240,811	34,770,945
Term Loans Second Lien, 8.25%, 5/06/22	United States	41,391,290	40,459,986
Zuffa LLC, Initial Term Loan, 3.75%, 2/25/20	United States	12,688,254	12,397,477
			87,628,408
Oil & Gas Drilling 1.3%
Drillships Financing Holding Inc., Tranche B-1 Term Loan, 6.00%, 3/31/21	Marshall Islands	35,705,885	34,292,539
Drillships Ocean Ventures Inc. and Drillships Vent, Term Loan, 5.50%, 7/25/21	United States	15,561,000	14,977,463
Offshore Group Investment Ltd. (Vantage Delaware), Loans, 5.75%, 3/28/19	United States	13,642,250	12,278,025
			61,548,027
Oil & Gas Equipment & Services 0.5%
McJunkin Red Man Corp., 2013 Term Loan, 5.00%, 11/11/19	United States	25,011,670	25,024,176
Oil & Gas Exploration & Production 1.8%
Fieldwood Energy LLC, Second Lien Loans, 8.375%, 9/30/20	United States	5,530,000	5,344,745
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	United States	4,448,684	4,426,441
Samson Investment Co., Second Lien Tranche I Term Loan, 5.00%, 9/25/18	United States	27,720,000	25,779,600
UTEX Industries Inc.,
First Lien Initial Term Loan, 5.00%, 5/22/21	United States	34,344,597	34,172,875
Second Lien Initial Term Loan, 8.25%, 5/22/22	United States	12,147,156	12,071,236
			81,794,897
Oil & Gas Refining & Marketing 0.1%
Citgo Petroleum Corp., Term B Loan, 5.75%, 7/29/21	United States	6,829,616	6,839,574
Oil & Gas Storage & Transportation 1.3%
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	24,508,575	24,386,032
OSG International Inc., Initial Term Loan, (OIN), 5.25%, 8/05/19	United States	18,154,500	18,029,688
Southcross Energy Partners LP, Initial Term Loan, 5.25%, 8/04/21	United States	9,705,675	9,681,411
Southcross Holdings Borrower LP, Term Loan, 6.00%, 8/04/21	United States	9,715,650	9,624,566
			61,721,697

62 | Annual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Other Diversified Financial Services 0.7%
Asurion LLC,
Incremental Tranche B-1 Term Loan, 5.00%, 5/24/19	United States	$28,940,993	$28,983,941
Second Lien Term Loan, 8.50%, 3/03/21	United States	4,870,000	4,959,793
			33,943,734
Packaged Foods & Meats 1.1%
[f]Big Heart Pet Brands (Del Monte Pet), Initial Term Loans, 3.50%, 2/24/20	United States	28,605,432	27,579,068
CSM Bakery Supplies LLC (U.S. Acquisition), Second Lien Term Loan, 8.75%,
7/03/21	United States	11,591,497	11,345,177
CSM Bakery Supplies LLC, Term Loans, 5.00%, 7/03/20	United States	4,624,795	4,592,038
JBS USA LLC, Incremental Term Loan, 3.75%, 9/18/20	United States	5,593,300	5,542,541
			49,058,824
Paper Packaging 2.3%
Clondalkin Acquisition BV,
Other Term Loan, 4.50%, 5/29/20	Netherlands	32,088,598	31,687,490
Second Lien Term Loan, 10.00%, 11/30/20	Netherlands	9,606,960	9,654,995
Exopack Holdings SA, USD Term Loan, 5.25%, 5/08/19	Luxembourg	42,431,829	42,723,548
Reynolds Group Holdings Inc., U.S. Term Loan, 4.00%, 12/01/18	United States	21,013,729	20,927,489
			104,993,522
Personal Products 1.3%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	41,775,600	41,645,051
Revlon Consumer Products Corp., Acquisition Term Loans, 4.00%, 10/09/19	United States	18,609,375	18,415,521
			60,060,572
Pharmaceuticals 1.2%
Akorn Inc., Loans, 4.50%, 4/16/21	United States	31,664,347	31,518,945
[f]Catalent Pharma Solutions Inc., Dollar Term Loan, 4.50%, 5/20/21	United States	4,491,051	4,491,855
Valeant Pharmaceuticals International Inc.,
Series C-2 Tranche B Term Loan, 3.50%, 12/11/19	Canada	9,440,848	9,368,352
Series D-2 Tranche B Term Loan, 3.50%, 2/13/19	Canada	12,551,417	12,464,260
			57,843,412
Publishing 1.0%
Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%, 3/31/20	United States	46,371,975	46,505,294
Restaurants 0.8%
TGI Friday’s Inc.,
First Lien Initial Term Loan, 5.25%, 7/15/20	United States	24,350,639	24,350,639
[f]Second Lien Initial Term Loan, 9.25%, 7/15/21	United States	14,114,552	14,026,336
			38,376,975
Retail REITs 0.1%
Capital Automotive LP, Second Lien Term Loan, 6.00%, 4/30/20	United States	4,896,250	4,969,694
Semiconductors 1.3%
Freescale Semiconductor Inc.,
Tranche B-4 Term Loan, 4.25%, 2/28/20	United States	20,237,075	19,993,603
Tranche B-5 Term Loan, 5.00%, 1/15/21	United States	23,284,091	23,293,800
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%,
5/07/21	United States	16,478,700	16,478,700
			59,766,103

franklintempleton.com Annual Report | 63

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Specialized Consumer Services 1.0%
Koosharem LLC, Term Loans, 7.50%, 5/16/20	United States	$15,361,500	$15,246,289
Travelport Finance Luxembourg S.A.R.L., Initial Term Loan, 6.00%, 9/02/21	Luxembourg	32,750,000	32,696,781
			47,943,070
Specialized Finance 0.6%
Trans Union LLC, 2014 Replacement Term Loan, 4.00%, 4/09/21	United States	30,377,350	29,978,647
Specialty Chemicals 4.1%
Axalta Coating Systems U.S. Holdings Inc., 2014 Specified Refinancing Term,
3.75%, 2/01/20	United States	23,266,849	22,932,388
AZ Chem US Inc.,
First Lien Initial Term Loan, 4.50%, 6/12/21	United States	18,442,110	18,445,946
Second Lien Initial Term Loan, 7.50%, 6/12/22	United States	10,343,756	10,360,999
CeramTec Acquisition Corp., Initial Dollar Term B-2 Loan, 4.25%, 8/30/20	United States	1,468,986	1,461,641
CeramTec GmbH, Dollar Term B-3 Loan, 4.25%, 8/30/20	Germany	4,459,928	4,437,628
Faenza Acquisition GmbH, Initial Dollar Term B-1 Loan, 4.25%, 8/30/20	Germany	14,815,355	14,741,278
[f]MacDermid Holdings LLC, First Lien Tranche B Term Loan, 4.00%, 6/07/20	United States	20,043,522	19,636,398
Nexeo Solutions LLC,
Term B-2 Loan, 5.00%, 9/09/17	United States	6,458,200	6,385,545
Term B-3 Loan, 5.00%, 9/09/17	United States	5,548,075	5,485,659
Oxbow Carbon LLC,
First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	24,110,042	23,808,667
Second Lien Initial Term Loan, 8.00%, 1/19/20	United States	16,364,314	16,037,028
Solenis International LP and Solenis Holdings,
First Lien Term Loan, 4.25%, 7/31/21	United States	10,066,786	9,884,325
Second Lien Term Loan, 7.75%, 7/31/22	United States	7,800,000	7,640,100
Sonneborn LLC, Initial U.S. Term Loan, 6.50%, 3/30/18	United States	6,767,674	6,788,823
Sonneborn Refined Products BV, Initial BV Term Loan, 6.50%, 3/30/18	Netherlands	1,194,295	1,198,028
Univar Inc., Term B Loan, 5.00%, 6/30/17	United States	23,157,300	23,041,514
			192,285,967
Specialty Stores 2.9%
99 Cents Only Stores, Tranche B-2 Loan, 4.50%, 1/13/19	United States	18,085,406	17,955,426
Academy Ltd., Initial Term Loans, 4.50%, 8/03/18	United States	12,521,092	12,471,008
BJ’s Wholesale Club Inc.,
2013 (Nov) Replacement Loans, 4.50%, 9/26/19	United States	1,105,474	1,094,813
Second Lien 2013 (Nov) Replacement Loans, 8.50%, 3/26/20	United States	35,190,476	35,296,048
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	51,335,344	51,078,668
Leslie’s Poolmart Inc., Tranche B Term Loan, 4.25%, 10/16/19	United States	14,591,683	14,342,414
			132,238,377
Steel 0.3%
[f]Walter Energy Inc., B Term Loan, 7.25%, 4/01/18	United States	14,171,429	12,293,714
Systems Software 1.8%
Blue Coat Systems Inc.,
Second Lien Loans, 9.50%, 6/28/20	United States	12,027,143	12,057,211
Term Loan, 4.00%, 5/31/19	United States	9,429,249	9,272,092
Vertafore Inc.,
New Term Loan, 4.25%, 10/03/19	United States	6,711,287	6,681,925
Second Lien Term Loan, 9.75%, 10/27/17	United States	14,748,238	14,868,067

64 | Annual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[c,d]Senior Floating Rate Interests (continued)
Systems Software (continued)
Websense Inc.,
First Lien Term Loan, 4.50%, 6/25/20	United States	$18,371,890	$18,176,688
Second Lien Term Loan, 8.25%, 12/24/20	United States	22,205,846	22,178,089
			83,234,072
Technology Hardware, Storage & Peripherals 0.9%
Dell International LLC, Term B Loan, 4.50%, 4/29/20	United States	39,513,902	39,623,909
Tires & Rubber 0.5%
The Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/19	United States	24,325,000	24,416,219
Trucking 1.1%
Global Tip Finance BV/Finance America LLC, Facility C Commitment, 7.00%,
10/16/20	United States	19,247,464	19,247,464
Hertz Corp.,
Credit Linked Deposit, 3.75%, 3/11/18	United States	18,350,000	18,258,250
Tranche B-1 Term Loan, 3.75%, 3/11/18	United States	12,291,075	12,187,375
			49,693,089
Total Senior Floating Rate Interests (Cost $4,188,383,488)			4,152,947,352
Asset-Backed Securities and Commercial Mortgage-Backed
Securities 2.5%
Other Diversified Financial Services 2.5%
[h]Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	3,540,000	3,433,021
[d,h]Atrium IX, 9A, C, 144A, FRN, 3.488%, 2/28/24	Cayman Islands	2,500,000	2,479,050
[d,h]Atrium XI, 11A, C, 144A, FRN, 3.435%, 10/23/25	Cayman Islands	29,700,000	29,400,030
[d,f,h]Ballyrock CDO Ltd. LLC, 2014-1A, B, 144A, FRN, 3.431%, 10/20/26	Cayman Islands	5,200,000	5,132,452
[d,h]Carlyle Global Market Strategies CLO 2014-4 Ltd., 2014-4A, C, 144A, FRN,
3.383%, 10/15/26	Cayman Islands	6,500,000	6,394,830
[d,h]Catamaran CLO Ltd.,
2013-1A, C, 144A, FRN, 2.834%, 1/27/25	Cayman Islands	3,500,000	3,320,695
2014-2A, B, 144A, FRN, 3.233%, 10/18/26	United States	13,240,000	12,708,414
[d,h]Cent CLO LP,
2013-17A, D, 144A, FRN, 3.233%, 1/30/25	Cayman Islands	3,850,000	3,759,794
2014-22A, B, 144A, FRN, 3.433%, 11/07/26	Cayman Islands	7,400,000	7,400,000
[d,h]Eaton Vance CDO Ltd., 2014-1A,
A, 144A, FRN, 1.685%, 7/15/26	Cayman Islands	6,510,000	6,507,005
B, 144A, FRN, 2.285%, 7/15/26	United States	6,510,000	6,322,512
C, 144A, FRN, 3.235%, 7/15/26	United States	5,630,000	5,496,344
[h]Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	3,600,000	3,642,480
[h]Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%, 10/20/24	United States	3,500,000	3,536,365
[d,h]ING Investment Management CLO Ltd.,
2013-1A, B, 144A, FRN, 3.131%, 4/15/24	Cayman Islands	3,850,000	3,715,982
2013-1A, C, 144A, FRN, 3.731%, 4/15/24	Cayman Islands	3,850,000	3,625,853
2013-2A, B, 144A, FRN, 2.914%, 4/25/25	United States	3,850,000	3,716,136
[d,f,h]Limerock CLO III LLC, 2014-3A, B, 144A, FRN, 3.429%, 10/20/26	Cayman Islands	6,700,000	6,613,885
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $118,731,302)			117,204,848
Total Investments before Short Term Investments
(Cost $4,382,317,203)			4,346,085,863

franklintempleton.com Annual Report | 65

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
	Country	Shares	Value
Short Term Investments (Cost $190,030,253) 4.1%
Money Market Funds 4.1%
[a,i]Institutional Fiduciary Trust Money Market Portfolio	United States	190,030,253	$190,030,253
Total Investments (Cost $4,572,347,456) 97.8%			4,536,116,116
Other Assets, less Liabilities 2.2%			101,296,043
Net Assets 100.0%			$4,637,412,159

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 8 regarding restricted securities.
cSee Note 1(i) regarding senior floating rate interests.
dThe coupon rate shown represents the rate at period end.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2014, the value of this security was $694,441, representing
0.01% of net assets.
fA portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).
gSee Note 9 regarding unfunded loan commitments.
hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At October 31, 2014, the aggregate value of these securities was $117,204,848, representing 2.53% of net assets.
iSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

At October 31, 2014, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
					Upfront
			Periodic		Premiums
		Notional	Payment	Expiration	Paid	Unrealized	Unrealized	Market
Description	Exchange	Amount[a]	Rate	Date	(Received)	Appreciation	Depreciation	Value	Rating[b]
Centrally Cleared Swaps
Contracts to Sell Protection[c]
Traded Index
CDX.NA.HY.23	ICE	$24,700,000	5.00%	12/20/19	$1,500,769	$367,810	$—	$1,868,579	Non
									Investment
									Grade
Centrally Cleared Swaps unrealized appreciation (depreciation)						367,810	—
Net unrealized appreciation (depreciation)						$367,810

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
bBased on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 10 regarding other derivative information.

See Abbreviations on page 151.

66 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Low Duration Total Return Fund
			Year Ended October 31,
	2014		2013		2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.16		$10.29		$10.27	$10.44	$10.19
Income from investment operations[a]:
Net investment income	0.144		0.166		0.169	0.214	0.240
Net realized and unrealized gains (losses)	(0.011)		(0.032)		0.158	(0.111)	0.334
Total from investment operations	0.133		0.134		0.327	0.103	0.574
Less distributions from:
Net investment income and net foreign currency gains	(0.183)		(0.264)		(0.307)	(0.233)	(0.292)
Net realized gains	—		—		—	(0.040)	(0.032)
Total distributions	(0.183)		(0.264)		(0.307)	(0.273)	(0.324)
Net asset value, end of year	$10.11		$10.16		$10.29	$10.27	$10.44

Total return[b]	1.32%		1.32%		3.26%	0.99%	5.74%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.93%		0.98%		1.01%	1.03%	1.06%
Expenses net of waiver and payments by affiliates	0.80	%c	0.80	%c	0.89%	0.90%	0.90	%c
Net investment income	1.24%		1.25%		1.47%	1.95%	2.15%

Supplemental data
Net assets, end of year (000’s)	$1,589,854		$1,296,612		$904,878	$636,622	$369,836
Portfolio turnover rate	78.63%		64.86%		51.42%	75.51%	49.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 67

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)
	Year Ended October 31,
	2014	2013	2012[a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.16	$10.29	$10.29
Income from investment operations[b]:
Net investment income	0.098	0.189	0.013
Net realized and unrealized gains (losses)	(0.001)	(0.090)	0.005
Total from investment operations	0.097	0.099	0.018
Less distributions from net investment income and net foreign currency gains	(0.147)	(0.229)	(0.018)
Net asset value, end of year	$10.11	$10.16	$10.29

Total return[c]	0.96%	0.97%	0.17%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	1.33%	1.38%	1.41%
Expenses net of waiver and payments by affiliates	1.20%[e]	1.20%[e]	1.29%
Net investment income	0.84%	0.84%	1.07%

Supplemental data
Net assets, end of year (000’s)	$165,952	$114,200	$1,034
Portfolio turnover rate	78.63%	64.86%	51.42%

aFor the period October 1, 2012 (effective date) to October 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

68 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)
	Year Ended
	October 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.19	$10.27
Income from investment operations[b]:
Net investment income	0.164 [c]	0.089
Net realized and unrealized gains (losses)	0.003	(0.046)
Total from investment operations	0.167	0.043
Less distributions from net investment income and net foreign currency gains	(0.217)	(0.123)
Net asset value, end of year	$10.14	$10.19

Total return[d]	1.66%	0.43%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.55%	0.62%
Expenses net of waiver and payments by affiliates[f]	0.42%	0.43%
Net investment income	1.62%	1.61%

Supplemental data
Net assets, end of year (000’s)	$418,539	$943
Portfolio turnover rate	78.63%	64.86%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 69

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)
			Year Ended October 31,
	2014		2013		2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.19		$10.31		$10.29	$10.46	$10.20
Income from investment operations[a]:
Net investment income	0.166		0.231		0.202	0.249	0.248
Net realized and unrealized gains (losses)	(0.010)		(0.064)		0.146	(0.122)	0.363
Total from investment operations	0.156		0.167		0.348	0.127	0.611
Less distributions from:
Net investment income and net foreign currency gains	(0.206)		(0.287)		(0.328)	(0.257)	(0.319)
Net realized gains	—		—		—	(0.040)	(0.032)
Total distributions	(0.206)		(0.287)		(0.328)	(0.297)	(0.351)
Net asset value, end of year	$10.14		$10.19		$10.31	$10.29	$10.46

Total return	1.54%		1.64%		3.46%	1.22%	6.11%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.68%		0.73%		0.76%	0.78%	0.81%
Expenses net of waiver and payments by affiliates	0.55	%b	0.55	%b	0.64%	0.65%	0.65	%b
Net investment income	1.49%		1.50%		1.72%	2.20%	2.40%

Supplemental data
Net assets, end of year (000’s)	$198,694		$156,129		$70,442	$49,682	$16,200
Portfolio turnover rate	78.63%		64.86%		51.42%	75.51%	49.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBenefit of expense reduction rounds to less than 0.01%.

70 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2014

Franklin Low Duration Total Return Fund
	Country	Shares/Units		Value
Common Stocks and Exchange Traded Funds 1.4%
Diversified Financials 1.4%
PowerShares Senior Loan Portfolio, ETF	United States	1,365,000		$33,278,700
Materials 0.0%†
NewPage Holdings Inc.	United States	1,000		92,000
Total Common Stocks and Exchange Traded Funds
(Cost $33,775,986)				33,370,700

		Principal
		Amount*
Corporate Bonds 34.7%
Automobiles & Components 0.8%
Ford Motor Credit Co. LLC, senior note,
7.00%, 4/15/15	United States	6,200,000		6,371,399
2.375%, 1/16/18	United States	3,000,000		3,031,041
[a]FRN, 0.753%, 9/08/17	United States	4,000,000		3,993,816
[b]Hyundai Capital America, senior note, 144A,
1.45%, 2/06/17	South Korea	4,000,000		4,038,780
4.00%, 6/08/17	South Korea	700,000		741,097
				18,176,133
Banks 8.9%
[b]ANZ New Zealand International Ltd./London, senior note, 144A, 1.40%,
4/27/17	New Zealand	2,500,000		2,504,038
Australia & New Zealand Banking Group Ltd., senior note, 1.25%,
1/10/17	Australia	11,000,000		11,046,640
[c]Banca Monte Dei Paschi Di Siena SpA, secured note, Reg S, 2.875%,
4/16/21	Italy	6,300,000	EUR	8,626,737
Banco Comercial Portugues SA, 4.75%, 6/22/17	Portugal	4,500,000	EUR	6,195,743
Banco Popolare Societa Cooperativa,
secured note, 3.625%, 3/31/17	Italy	3,000,000	EUR	4,037,197
[c]senior note, Reg S, 4.75%, 3/31/16	Italy	3,000,000	EUR	3,990,248
Banco Santander Totta SA, secured note, 1.50%, 4/03/17	Portugal	4,000,000	EUR	5,134,336
Bank of America Corp., senior note,
2.65%, 4/01/19	United States	5,500,000		5,555,671
[a]FRN, 1.271%, 1/15/19	United States	12,671,000		12,840,361
Bank of Ireland Mortgage Bank, secured note, 2.75%, 3/22/18	Ireland	5,200,000	EUR	7,031,997
BB&T Corp., senior note,
2.05%, 6/19/18	United States	1,000,000		1,007,954
[a]FRN, 0.90%, 2/01/19	United States	2,000,000		2,018,792
BNP Paribas SA, senior note, 2.70%, 8/20/18	France	3,500,000		3,579,415
CIT Group Inc.,
4.25%, 8/15/17	United States	5,500,000		5,665,000
senior note, 5.00%, 5/15/17	United States	500,000		525,000
senior note, 5.25%, 3/15/18	United States	2,000,000		2,115,000
senior note, 3.875%, 2/19/19	United States	3,100,000		3,127,125
[a]Citigroup Inc., sub. note, FRN, 0.502%, 6/09/16	United States	11,200,000		11,109,403
Depfa ACS Bank, secured bond,
1.65%, 12/20/16	Ireland	250,000,000	JPY	2,265,468
2.125%, 10/13/17	Ireland	3,500,000	CHF	3,808,504
[b]The Export-Import Bank of China, senior note, 144A, 2.50%, 7/31/19	China	8,000,000		8,011,760
First Horizon National Corp., senior note, 5.375%, 12/15/15	United States	2,000,000		2,091,494
[b]HSBC Bank Brasil SA, senior note, 144A, 4.00%, 5/11/16	Brazil	3,000,000		3,101,145

franklintempleton.com Annual Report | 71

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Banks (continued)
[a,b]ING Bank NV, senior note, 144A, FRN,
1.874%, 9/25/15	Netherlands	3,800,000		$3,850,198
0.925%, 10/01/19	Netherlands	5,000,000		5,010,300
Intesa Sanpaolo SpA, senior note,
2.375%, 1/13/17	Italy	1,500,000		1,518,398
[a]FRN, 0.348%, 5/18/17	Italy	2,150,000	EUR	2,664,989
[a,c]Reg S, FRN, 1.588%, 7/29/15	Italy	4,400,000	EUR	5,563,659
JPMorgan Chase & Co., senior note,
4.75%, 3/01/15	United States	750,000		760,624
2.20%, 10/22/19	United States	11,000,000		10,880,485
[a]FRN, 1.134%, 1/25/18	United States	8,000,000		8,109,424
[a]JPMorgan Chase Bank NA, sub. note, FRN, 0.564%, 6/13/16	United States	1,500,000		1,496,367
PNC Funding Corp., senior note, 2.70%, 9/19/16	United States	1,200,000		1,236,810
Regions Financial Corp., senior note,
7.75%, 11/10/14	United States	282,000		282,288
2.00%, 5/15/18	United States	4,500,000		4,467,541
[a]Royal Bank of Canada, senior note, FRN, 0.603%, 3/08/16	Canada	3,000,000		3,009,855
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	2,500,000	EUR	3,580,309
[a]Svenska Handelsbanken AB, senior note, FRN, 0.725%, 6/17/19	Sweden	5,300,000		5,321,014
U.S. Bank NA, sub. note, 3.778% to 4/29/18, FRN thereafter, 4/29/20	United States	3,000,000		3,043,227
[a,c]UniCredit SpA, senior note, Reg S, FRN,
1.634%, 7/24/15	Italy	4,200,000	EUR	5,311,266
1.03%, 4/10/17	Italy	3,400,000	EUR	4,291,882
[a]Union Bank NA, senior note, FRN, 0.985%, 9/26/16	United States	2,400,000		2,419,694
[a]Wachovia Corp., sub. note, FRN, 0.601%, 10/15/16	United States	14,723,000		14,715,079
[a,c]Yorkshire Building Society, secured note, Reg S, FRN, 2.315%, 3/23/16	United Kingdom	4,868,000	GBP	7,944,960
				210,867,397
Capital Goods 0.7%
The Boeing Co., senior note, 0.95%, 5/15/18	United States	1,500,000		1,466,503
John Deere Capital Corp., senior note,
1.30%, 3/12/18	United States	1,700,000		1,680,464
1.95%, 12/13/18	United States	3,750,000		3,759,765
USG Corp., senior note, 6.30%, 11/15/16	United States	9,220,000		9,773,200
				16,679,932
Commercial & Professional Services 0.0%†
Republic Services Inc., senior note, 3.80%, 5/15/18	United States	1,035,000		1,101,293
Consumer Durables & Apparel 0.5%
Centex Corp., senior note, 6.50%, 5/01/16	United States	5,000,000		5,362,500
D.R. Horton Inc.,
senior bond, 5.625%, 1/15/16	United States	2,400,000		2,511,000
senior note, 4.75%, 5/15/17	United States	1,500,000		1,575,000
senior note, 3.75%, 3/01/19	United States	2,000,000		2,007,500
KB Home, senior note, 4.75%, 5/15/19	United States	1,000,000		995,000
				12,451,000
Consumer Services 0.2%
Carnival Corp., senior note, 3.95%, 10/15/20	United States	3,400,000		3,562,605
Yum! Brands Inc., senior note, 4.25%, 9/15/15	United States	750,000		771,423
				4,334,028

72 | Annual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Diversified Financials 4.7%
American Express Credit Corp., senior note, 1.55%, 9/22/17	United States	4,600,000		$4,617,002
[b]Bayer US Finance LLC, senior note, 144A, 2.375%, 10/08/19	Germany	8,700,000		8,724,656
Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	8,100,000		8,061,970
[a]Credit Suisse New York, senior note, FRN, 0.725%, 5/26/17	Switzerland	5,400,000		5,410,314
[a]Fifth Third Bank, senior note, FRN, 0.741%, 11/18/16	United States	11,000,000		11,057,134
[c]GE Capital European Funding, senior note, Reg S, 2.00%, 2/27/15	United States	3,000,000	EUR	3,783,251
General Electric Capital Corp., senior note, 3.35%, 10/17/16	United States	2,000,000		2,096,044
General Motors Financial Co. Inc., senior note, 2.625%, 7/10/17	United States	4,000,000		4,058,748
The Goldman Sachs Group Inc., senior note,
3.30%, 5/03/15	United States	1,000,000		1,013,529
[a]FRN, 1.334%, 11/15/18	United States	5,000,000		5,056,140
[b]Hutchison Whampoa International 14 Ltd., 144A, 1.625%, 10/31/17	Hong Kong	4,700,000		4,688,884
International Lease Finance Corp., senior note, 8.625%, 9/15/15	United States	8,325,000		8,751,656
Irish Life & Permanent PLC, senior note, 4.00%, 3/10/15	Ireland	2,000,000	EUR	2,538,776
Morgan Stanley, senior note,
4.50%, 2/23/16	United States	2,000,000	EUR	2,638,555
[a]FRN, 1.514%, 4/25/18	United States	7,000,000		7,162,274
Navient LLC, senior note,
8.45%, 6/15/18	United States	800,000		917,200
5.50%, 1/15/19	United States	2,500,000		2,598,450
[b]Prudential Covered Trust, secured note, 144A, 2.997%, 9/30/15	United States	11,289,750		11,503,397
[a,b]Seven and Seven Ltd., senior note, 144A, FRN, 1.395%, 9/11/19	South Korea	2,000,000		2,003,693
Springleaf Finance Corp., senior note, I, 5.40%, 12/01/15	United States	7,000,000		7,245,000
[b]Stone Street Trust, senior note, 144A, 5.902%, 12/15/15	United States	2,000,000		2,091,706
[b]Woori Bank, sub. note, 144A, 4.75%, 4/30/24	South Korea	5,300,000		5,495,994
				111,514,373
Energy 4.2%
[b]BG Energy Capital PLC, senior note, 144A, 2.875%, 10/15/16	United Kingdom	3,500,000		3,621,223
BP Capital Markets PLC, senior note, 0.70%, 11/06/15	United Kingdom	4,000,000		4,006,860
[a]Canadian Natural Resources Ltd., senior note, FRN, 0.608%, 3/30/16	Canada	6,000,000		6,005,892
Chesapeake Energy Corp., senior note,
6.50%, 8/15/17	United States	1,000,000		1,090,000
[a]FRN, 3.481%, 4/15/19	United States	2,500,000		2,507,975
CNOOC Nexen Finance 2014 ULC, senior note, 1.625%, 4/30/17	China	10,800,000		10,809,580
[b]CNPC General Capital Ltd., senior note, 144A,
1.95%, 4/16/18	Hong Kong	1,500,000		1,481,858
[a]FRN, 1.133%, 5/14/17	Hong Kong	7,500,000		7,517,700
[b]CNPC HK Overseas Capital Ltd., senior note, 144A, 3.125%, 4/28/16	China	2,000,000		2,049,656
EnLink Midstream Partners LP, senior note, 2.70%, 4/01/19	United States	2,700,000		2,728,229
Ensco PLC, senior note, 3.25%, 3/15/16	United States	2,000,000		2,057,000
Enterprise Products Operating LLC, senior note,
1.25%, 8/13/15	United States	3,800,000		3,814,706
2.55%, 10/15/19	United States	5,500,000		5,504,119
Kinder Morgan Energy Partners LP, senior note,
3.50%, 3/01/16	United States	2,000,000		2,061,312
2.65%, 2/01/19	United States	4,500,000		4,506,435
Kinder Morgan Finance Co. LLC,
senior bond, 5.70%, 1/05/16	United States	8,500,000		8,898,437
[b]senior secured note, 144A, 6.00%, 1/15/18	United States	2,500,000		2,753,125

franklintempleton.com Annual Report | 73

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Linn Energy LLC/Finance Corp., senior note, 6.50%, 5/15/19	United States	2,000,000	$1,880,000
[b]LUKOIL International Finance BV, senior note, 144A, 3.416%, 4/24/18	Russia	2,300,000	2,195,442
Peabody Energy Corp., senior note, 7.375%, 11/01/16	United States	3,000,000	3,105,000
[a]Petrobras Global Finance BV, senior note, FRN, 3.115%, 3/17/20	Brazil	5,100,000	5,150,643
[b]Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	1,300,000	1,340,469
[b]Sinopec Group Overseas Development 2013 Ltd., senior note, 144A,
2.50%, 10/17/18	China	2,800,000	2,808,960
[b]Sinopec Group Overseas Development 2014 Ltd., senior note, 144A,
1.75%, 4/10/17	China	4,300,000	4,301,612
[a]Statoil ASA, senior note, FRN, 0.694%, 11/08/18	Norway	6,900,000	6,924,288
[b]Woodside Finance Ltd., 144A, 4.50%, 11/10/14	Australia	1,000,000	1,000,592
			100,121,113
Food & Staples Retailing 1.1%
CVS Health Corp., senior note, 1.20%, 12/05/16	United States	10,000,000	10,023,370
The Kroger Co., senior note, 1.20%, 10/17/16	United States	5,000,000	5,009,985
Sysco Corp., senior note, 1.45%, 10/02/17	United States	7,700,000	7,744,167
[b]Tesco PLC, senior note, 144A, 2.00%, 12/05/14	United Kingdom	3,800,000	3,802,850
[b]Woolworths Ltd., senior note, 144A, 2.55%, 9/22/15	Australia	260,000	264,288
			26,844,660
Food, Beverage & Tobacco 2.6%
Anheuser-Busch InBev Worldwide Inc., senior note, 1.375%, 7/15/17	Belgium	1,200,000	1,202,419
Bunge Ltd. Finance Corp., 4.10%, 3/15/16	United States	2,000,000	2,083,640
Coca-Cola Femsa SAB de CV, senior note, 2.375%, 11/26/18	Mexico	5,500,000	5,568,557
Constellation Brands Inc., senior note,
8.375%, 12/15/14	United States	5,000,000	5,042,250
7.25%, 5/15/17	United States	6,600,000	7,371,375
Dean Foods Co., senior note, 7.00%, 6/01/16	United States	6,864,000	7,327,320
[b]Heineken NV, senior note, 144A, 0.80%, 10/01/15	Netherlands	4,500,000	4,509,180
Ingredion Inc., senior note, 3.20%, 11/01/15	United States	1,500,000	1,533,346
[b]Japan Tobacco Inc., senior note, 144A, 2.10%, 7/23/18	Japan	5,000,000	5,067,975
Kraft Foods Group Inc., senior note,
1.625%, 6/04/15	United States	1,000,000	1,006,302
2.25%, 6/05/17	United States	7,000,000	7,148,897
Lorillard Tobacco Co., senior note, 3.50%, 8/04/16	United States	8,000,000	8,299,976
[a]Mondelez International Inc., senior note, FRN, 0.76%, 2/01/19	United States	500,000	501,148
Reynolds American Inc., senior note, 1.05%, 10/30/15	United States	1,000,000	1,002,194
Tyson Foods Inc., senior note, 2.65%, 8/15/19	United States	3,900,000	3,941,504
			61,606,083
Health Care Equipment & Services 0.6%
Aetna Inc., senior note, 1.50%, 11/15/17	United States	1,000,000	999,160
Alere Inc, senior note, 8.625%, 10/01/18	United States	2,000,000	2,092,500
Baxter International Inc., senior note, 1.85%, 6/15/18	United States	4,200,000	4,202,369
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	1,600,000	1,632,449
HCA Inc., senior secured note, first lien, 4.25%, 10/15/19	United States	1,100,000	1,119,250
Laboratory Corp. of America Holdings, 2.20%, 8/23/17	United States	1,000,000	1,015,498
Medco Health Solutions Inc., senior note, 2.75%, 9/15/15	United States	1,500,000	1,526,079
[b]Tenet Healthcare Corp., senior note, 144A, 5.00%, 3/01/19	United States	1,500,000	1,505,625
			14,092,930

74 | Annual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Household & Personal Products 0.1%
Colgate-Palmolive Co., senior note, 0.90%, 5/01/18	United States	2,200,000	$2,153,558
Insurance 1.3%
[b]Metropolitan Life Global Funding I, secured note, 144A, 1.30%, 4/10/17	United States	10,000,000	10,027,910
[b]New York Life Global Funding, secured note, 144A, 2.10%, 1/02/19	United States	10,000,000	10,030,210
[a]Prudential Financial Inc., senior note, FRN, 1.014%, 8/15/18	United States	10,000,000	10,098,700
			30,156,820
Materials 1.1%
ArcelorMittal, senior note,
4.25%, 3/01/16	Luxembourg	2,000,000	2,055,000
5.00%, 2/25/17	Luxembourg	1,500,000	1,571,250
[b]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	2,000,000	2,113,750
[b]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
6.00%, 4/01/17	Australia	800,000	818,500
6.875%, 2/01/18	Australia	888,889	910,000
[b]Glencore Funding LLC, 144A, 3.125%, 4/29/19	Switzerland	5,000,000	5,058,250
[b]Incitec Pivot Ltd., senior note, 144A, 4.00%, 12/07/15	Australia	2,000,000	2,070,252
[b]Ineos Group Holdings SA, senior note, 144A, 5.875%, 2/15/19	Switzerland	2,000,000	2,006,250
Reynolds Group Issuer Inc./LLC/SA, senior note, 8.50%, 5/15/18	United States	3,000,000	3,123,750
Tenneco Packaging Inc., senior note, 8.125%, 6/15/17	United States	2,100,000	2,278,500
[b]Xstrata Finance Canada Ltd., secured note, 144A, 2.05%, 10/23/15	Switzerland	3,000,000	3,027,735
			25,033,237
Media 0.9%
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior note, 2.40%,
3/15/17	United States	2,900,000	2,971,975
DISH DBS Corp., senior note, 7.125%, 2/01/16	United States	5,500,000	5,864,375
The New York Times Co., senior note, 6.625%, 12/15/16	United States	2,000,000	2,170,000
Time Warner Inc.,
3.15%, 7/15/15	United States	1,000,000	1,018,089
senior note, 2.10%, 6/01/19	United States	4,500,000	4,439,223
Viacom Inc., senior note,
2.50%, 9/01/18	United States	2,500,000	2,540,787
2.20%, 4/01/19	United States	3,200,000	3,178,189
			22,182,638
Pharmaceuticals, Biotechnology & Life Sciences 1.1%
[a]AbbVie Inc., senior note, FRN, 0.997%, 11/06/15	United States	7,000,000	7,040,964
Amgen Inc., senior note,
2.125%, 5/15/17	United States	2,500,000	2,551,217
[a]FRN, 0.835%, 5/22/19	United States	6,200,000	6,223,535
Celgene Corp., senior note,
2.45%, 10/15/15	United States	2,000,000	2,033,720
2.30%, 8/15/18	United States	3,000,000	3,022,335
Life Technologies Corp., senior note, 3.50%, 1/15/16	United States	2,000,000	2,060,020
Zoetis Inc., senior note,
1.15%, 2/01/16	United States	1,800,000	1,804,725
1.875%, 2/01/18	United States	1,200,000	1,193,632
			25,930,148

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Real Estate 0.8%
American Tower Corp., senior note, 3.40%, 2/15/19	United States	5,100,000		$5,221,666
Boston Properties LP, senior note, 3.70%, 11/15/18	United States	4,900,000		5,201,066
Duke Realty LP, senior note, 7.375%, 2/15/15	United States	400,000		407,337
HCP Inc., senior note, 3.75%, 2/01/19	United States	5,500,000		5,801,515
Hospitality Properties Trust, senior note, 5.625%, 3/15/17	United States	3,000,000		3,254,019
				19,885,603
Retailing 0.1%
[b]Edcon Pty. Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	1,500,000	EUR	1,562,958
[b]Experian Finance PLC, 144A, 2.375%, 6/15/17	United Kingdom	1,000,000		1,019,185
				2,582,143
Semiconductors & Semiconductor Equipment 0.2%
Maxim Integrated Products Inc., senior note, 2.50%, 11/15/18	United States	5,200,000		5,191,352
Software & Services 0.5%
[a]Oracle Corp., senior note, FRN, 0.811%, 1/15/19	United States	12,000,000		12,107,688
Technology Hardware & Equipment 1.7%
[b]Alcatel-Lucent USA Inc., senior note, 144A, 4.625%, 7/01/17	France	10,000,000		10,125,000
[a]Apple Inc., FRN, 0.489%, 5/03/18	United States	13,000,000		13,029,302
Dell Inc., senior note,
2.30%, 9/10/15	United States	1,500,000		1,506,450
3.10%, 4/01/16	United States	5,000,000		5,056,250
Juniper Networks Inc., senior note, 3.10%, 3/15/16	United States	2,000,000		2,050,278
[a,b]NBCUniversal Enterprise Inc., 144A, FRN, 0.916%, 4/15/18	United States	7,500,000		7,577,108
				39,344,388
Telecommunication Services 0.9%
Embarq Corp., senior note, 7.082%, 6/01/16	United States	3,000,000		3,259,386
[b]Sprint Nextel Corp., senior note, 144A, 9.00%, 11/15/18	United States	3,500,000		4,125,625
Telefonica Emisiones SAU, senior note,
4.949%, 1/15/15	Spain	1,500,000		1,512,280
3.192%, 4/27/18	Spain	2,300,000		2,387,193
[b]Telefonica Movil Chile SA, senior note, 144A, 2.875%, 11/09/15	Chile	2,000,000		2,034,850
[b]Verizon Communications Inc., senior note, 144A, 2.625%, 2/21/20	United States	8,824,000		8,787,654
				22,106,988
Transportation 0.2%
[b]Aviation Capital Group Corp., senior note, 144A, 3.875%, 9/27/16	United States	3,700,000		3,802,912
Utilities 1.5%
DPL Inc., senior note, 6.50%, 10/15/16	United States	1,049,000		1,125,053
Duke Energy Corp., senior note, 2.10%, 6/15/18	United States	5,100,000		5,165,097
[b]GDF Suez, senior note, 144A, 1.625%, 10/10/17	France	1,000,000		1,006,710
Georgia Power Co., senior note, 12D, 0.625%, 11/15/15	United States	1,000,000		1,001,012
[b]Korea Western Power Co. Ltd., senior note, 144A, 3.125%, 5/10/17	South Korea	5,200,000		5,378,828
[b]NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 144A,
5.125%, 7/15/19	United States	2,000,000		2,015,000
PPL Energy Supply LLC, senior note, 6.20%, 5/15/16	United States	8,000,000		8,378,664
The Southern Co., senior note, 2.45%, 9/01/18	United States	7,000,000		7,167,979
[b]State Grid Overseas Investment 2013 Ltd., senior note, 144A, 1.75%,
5/22/18	China	2,000,000		1,973,350

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Utilities (continued)
[b]State Grid Overseas Investment 2014 Ltd., senior note, 144A, 2.75%,
5/07/19	China	2,200,000	$2,220,363
Virginia Electric & Power Co., senior note, 1.20%, 1/15/18	United States	900,000	893,409
			36,325,465
Total Corporate Bonds (Cost $822,178,047)			824,591,882
[a,d]Senior Floating Rate Interests 5.1%
Automobiles & Components 0.2%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	1,712,700	1,695,573
[e]FRAM Group Holdings Inc. (Autoparts Holdings), Term Loan, 6.50%,
7/29/17	United States	1,222,289	1,226,682
Henniges Automotive Holdings Inc., Term Loans, 6.00%, 6/12/21	United States	1,276,523	1,282,906
UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	604,528	605,032
			4,810,193
Capital Goods 0.2%
Alfred Fueling Systems Inc. (Wayne Fueling), First Lien Initial Term Loan,
4.75%, 6/20/21	United States	478,202	473,420
Doncasters U.S. Finance LLC, Term B Loans, 4.50%, 4/09/20	United States	321,869	319,958
[e]Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 9/30/20	United States	1,057,286	1,044,070
[e]Sensus USA Inc., First Lien Term Loan, 4.50%, 5/09/17	United States	1,342,165	1,308,611
Signode Industrial Group U.S. Inc., Initial Term B Loan, 4.00%, 5/01/21	United States	1,217,313	1,197,531
TransDigm Inc.,
Tranche C Term Loan, 3.75%, 2/28/20	United States	905,992	892,968
Tranche D Term Loan, 3.75%, 6/04/21	United States	757,103	746,535
Wesco Distribution Inc., Tranche B-1 Loan, 3.75%, 12/12/19	United States	56,897	56,755
[e]WireCo Worldgroup Inc., Term Loan, 3.29%, 2/15/17	United States	53,819	54,004
			6,093,852
Commercial & Professional Services 0.2%
Interactive Data Corp., Term Loan, 4.75%, 5/02/21	United States	4,912,509	4,918,649
Consumer Services 0.5%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/30/21	United States	1,411,883	1,403,935
[e]Cannery Casino Resorts LLC, Term Loan, 6.00%, 10/02/18	United States	1,925,887	1,824,778
ClubCorp Club Operations Inc., Term B Loans, 4.50%, 7/24/20	United States	285,500	283,478
Diamond Resorts Corp., Term Loans, 5.50%, 5/09/21	United States	641,403	641,403
[e]Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	3,433,616	3,412,585
TGI Friday’s Inc., First Lien Initial Term Loan, 5.25%, 7/15/20	United States	189,592	189,592
[e]Travelport Finance Luxembourg S.A.R.L., Initial Term Loan, 6.00%,
9/02/21	Luxembourg	3,298,381	3,293,021
			11,048,792
Diversified Financials 0.2%
Guggenheim Partners Investment Management Holdings LLC, Initial Term
Loan, 4.25%, 7/22/20	United States	408,169	406,128
Trans Union LLC, 2014 Replacement Term Loan, 4.00%, 4/09/21	United States	3,988,259	3,935,913
			4,342,041
Energy 0.3%
Citgo Petroleum Corp., Term B Loan, 4.50%, 7/29/21	United States	418,300	418,910
Drillships Ocean Ventures Inc. and Drillships Vent, Term Loan, 5.50%,
7/25/21	United States	564,785	543,605

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
[a,d]Senior Floating Rate Interests (continued)
Energy (continued)
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	1,309,776	$1,303,227
OSG International Inc., Initial Term Loan, (OIN), 5.75%, 8/05/19	United States	1,458,509	1,448,482
[e]Peabody Energy Corp., Term Loan, 3.27%, 9/24/20	United States	1,090,870	1,057,052
Utex Industries Inc., First Lien Initial Term Loan, 5.00%, 5/22/21	United States	2,409,564	2,397,516
			7,168,792
Food, Beverage & Tobacco 0.1%
[e]Big Heart Pet Brands (Del Monte Pet), Initial Term Loans, 3.50%,
2/24/20	United States	1,361,694	1,312,837
Health Care Equipment & Services 0.4%
Community Health Systems Inc., 2021 Term D Loan, 4.25%, 1/27/21	United States	3,972,261	3,980,953
Connolly LLC, Initial Term Loan, 5.00%, 5/14/21	United States	1,969,832	1,963,676
Millennium Health LLC, Tranche B Term Loan, 5.25%, 4/16/21	United States	1,665,966	1,669,089
[e]Surgery Centers Holdings Inc., Term Loan, 3.28%, 11/03/20	United States	78,000	77,976
Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%, 6/06/19	United States	725,402	709,987
U.S. Renal Care Inc., Tranche B-2 Term Loan, 4.25%, 7/03/19	United States	2,218,196	2,205,719
			10,607,400
Household & Personal Products 0.2%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%,
4/19/19	United States	4,636,402	4,621,913
Materials 1.0%
Appvion Inc., Term Loan, 5.75%, 6/28/19	United States	1,066,197	1,059,533
Arysta Lifescience SPC LLC, Initial Term Loan, 4.50%, 5/29/20	United States	3,752,541	3,748,435
Axalta Coating Systems U.S. Holdings Inc., 2014 Specified Refinancing
Term, 3.75%, 2/01/20	United States	1,042,221	1,027,239
AZ Chem US Inc., First Lien Initial Term Loan, 4.50%, 6/12/21	United States	1,669,923	1,670,271
Caraustar Industries Inc., Initial Term Loan, 7.50%, 5/01/19	United States	693,045	699,109
[e]Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	3,463,339	3,418,603
[e]Exopack Holdings SA, USD Term Loan, 5.25%, 5/08/19	Luxembourg	3,579,822	3,604,433
[e]MacDermid Holdings LLC, First Lien Tranche B Term Loan, 4.00%,
6/07/20	United States	2,098,384	2,055,762
OCI Beaumont LLC, Term B-3 Loan, 5.00%, 8/20/19	United States	932,382	938,219
Oxbow Carbon LLC, First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	698,340	689,611
Reynolds Group Holdings Inc., U.S. Term Loan, 4.00%, 12/01/18	United States	3,920,698	3,904,607
Tronox Pigments (Netherlands) BV, Term Loan, 4.00%, 3/19/20	Netherlands	499,916	495,612
Univar Inc., Term B Loan, 5.00%, 6/30/17	United States	461,872	459,563
			23,770,997
Media 0.3%
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	507,622	501,086
[e]Radio One Inc., Term Loan, 7.50%, 3/31/16	United States	502,796	506,567
William Morris Endeavor Entertainment LLC, Term Loans First Lien, 5.25%,
5/06/21	United States	6,117,767	6,036,199
			7,043,852
Retailing 0.9%
BJ’s Wholesale Club Inc., 2013 (Nov) Replacement Loans, 4.50%,
9/26/19	United States	3,115,974	3,085,927
[e]Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	4,988,696	4,963,752
[e]Harbor Freight Tools USA Inc., Loans, 4.75%, 7/26/19	United States	3,127,249	3,131,158
The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	1,403,138	1,401,384

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
[a,d]Senior Floating Rate Interests (continued)
Retailing (continued)
Party City Holdings Inc., 2014 Replacement Term Loan, 4.00%, 7/27/19	United States	1,414,204		$1,388,572
Sears Roebuck Acceptance Corp., Term Loan, 5.50%, 6/30/18	United States	3,440,459		3,355,308
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%,
3/31/19	United States	3,465,307		3,123,108
				20,449,209
Semiconductors & Semiconductor Equipment 0.0%†
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%,
5/07/21	United States	619,547		619,547
Software & Services 0.4%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	4,042,188		3,997,631
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	5,091,384		4,953,357
[e]Worldpay U.S. Inc., Facility B2A-II Loan, 3.28%, 11/30/19	United States	595,777		597,763
				9,548,751
Technology Hardware & Equipment 0.1%
Dell International LLC, Term B Loan, 4.50%, 4/29/20	United States	1,566,491		1,570,852
Presidio Inc., Term Loan, 5.00%, 3/31/17	United States	829,880		829,880
				2,400,732
Telecommunication Services 0.1%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	1,900,449		1,888,572
Transportation 0.0%†
Global Tip Finance BV/Finance America LLC, Facility C Commitment,
7.00%, 10/16/20	United States	1,087,852		1,087,852
Total Senior Floating Rate Interests
(Cost $122,692,056)				121,733,981
Foreign Government and Agency Securities 3.8%
[a]The Export-Import Bank of Korea, senior note, FRN, 0.98%, 1/14/17	South Korea	1,300,000		1,305,831
Government of Hungary,
7.75%, 8/24/15	Hungary	4,100,000	HUF	17,481
5.50%, 12/22/16	Hungary	750,880,000	HUF	3,274,111
A, 8.00%, 2/12/15	Hungary	12,870,000	HUF	53,273
A, 6.75%, 11/24/17	Hungary	3,910,000	HUF	17,863
A, 5.50%, 12/20/18	Hungary	428,710,000	HUF	1,911,935
Government of Malaysia,
3.741%, 2/27/15	Malaysia	7,255,000	MYR	2,208,801
3.835%, 8/12/15	Malaysia	9,860,000	MYR	3,009,330
4.72%, 9/30/15	Malaysia	28,450,000	MYR	8,754,352
3.197%, 10/15/15	Malaysia	3,055,000	MYR	927,381
senior note, 3.172%, 7/15/16	Malaysia	5,550,000	MYR	1,679,067
Government of Mexico,
9.50%, 12/18/14	Mexico	451,300	[f] MXN	3,378,132
6.00%, 6/18/15	Mexico	4,060	[f] MXN	30,678
8.00%, 12/17/15	Mexico	1,156,900	[f] MXN	9,044,337
6.25%, 6/16/16	Mexico	42,500	[f] MXN	329,273
7.25%, 12/15/16	Mexico	749,000	[f] MXN	5,960,002

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Poland,
5.50%, 4/25/15	Poland	1,754,000	PLN	$529,948
6.25%, 10/24/15	Poland	403,000	PLN	124,838
5.00%, 4/25/16	Poland	23,225,000	PLN	7,223,036
[a]FRN, 2.69%, 1/25/17	Poland	1,338,000	PLN	397,947
[a]FRN, 2.69%, 1/25/21	Poland	1,356,000	PLN	399,287
Strip, 7/25/15	Poland	4,579,000	PLN	1,343,104
Strip, 1/25/16	Poland	11,786,000	PLN	3,427,599
[b]Government of Serbia, senior note, 144A, 5.25%, 11/21/17	Serbia	1,800,000		1,869,822
Government of Singapore, senior note, 1.125%, 4/01/16	Singapore	2,010,000	SGD	1,580,230
Government of Sri Lanka,
A, 11.75%, 3/15/15	Sri Lanka	80,000	LKR	624
A, 6.50%, 7/15/15	Sri Lanka	2,060,000	LKR	15,803
A, 11.00%, 8/01/15	Sri Lanka	13,400,000	LKR	105,992
A, 6.40%, 8/01/16	Sri Lanka	1,500,000	LKR	11,435
A, 8.00%, 11/15/18	Sri Lanka	3,780,000	LKR	29,611
A, 9.00%, 5/01/21	Sri Lanka	4,890,000	LKR	39,865
C, 8.50%, 4/01/18	Sri Lanka	2,890,000	LKR	23,019
D, 8.50%, 6/01/18	Sri Lanka	1,960,000	LKR	15,613
Government of the Philippines,
senior bond, 7.00%, 1/27/16	Philippines	3,500,000	PHP	81,710
senior note, 1.625%, 4/25/16	Philippines	19,230,000	PHP	425,589
Korea Monetary Stabilization Bond,
senior bond, 2.47%, 4/02/15	South Korea	4,510,200,000	KRW	4,207,181
senior bond, 2.80%, 8/02/15	South Korea	6,330,230,000	KRW	5,926,563
senior bond, 2.81%, 10/02/15	South Korea	1,860,000,000	KRW	1,743,653
senior note, 2.84%, 12/02/14	South Korea	1,517,560,000	KRW	1,413,873
senior note, 2.74%, 2/02/15	South Korea	1,789,480,000	KRW	1,669,132
senior note, 2.76%, 6/02/15	South Korea	1,334,100,000	KRW	1,247,344
[b]Korea National Oil Corp., senior note, 144A, 2.875%, 11/09/15	South Korea	2,000,000		2,038,110
Korea Treasury Bond, senior note,
3.25%, 12/10/14	South Korea	636,530,000	KRW	593,368
3.25%, 6/10/15	South Korea	420,970,000	KRW	394,752
2.75%, 12/10/15	South Korea	2,527,740,000	KRW	2,370,599
2.75%, 6/10/16	South Korea	4,800,000,000	KRW	4,515,607
3.00%, 12/10/16	South Korea	1,590,000,000	KRW	1,507,234
Letra Tesouro Nacional, Strip, 1/01/15	Brazil	10	[g]BRL	3,964
[h]Nota Do Tesouro Nacional, Index Linked, 6.00%,
8/15/16	Brazil	789	[g]BRL	799,314
5/15/17	Brazil	150	[g]BRL	152,660
8/15/18	Brazil	1,810	[g]BRL	1,830,373
Total Foreign Government and Agency Securities
(Cost $92,809,367)				89,960,646
U.S. Government and Agency Securities 5.8%
U.S. Treasury Bond, 11.25%, 2/15/15	United States	3,000,000		3,094,452
U.S. Treasury Note,
4.125%, 5/15/15	United States	15,000,000		15,324,615
2.125%, 5/31/15	United States	44,200,000		44,721,428

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
U.S. Government and Agency Securities (continued)
U.S. Treasury Note, (continued)
1.875%, 6/30/15	United States	30,000,000	$30,353,910
0.25%, 7/15/15	United States	5,000,000	5,005,860
4.25%, 8/15/15	United States	34,000,000	35,099,696
[i]Index Linked, 0.125%, 4/15/16	United States	3,232,887	3,269,761
Total U.S. Government and Agency Securities
(Cost $136,731,431)			136,869,722
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 27.7%
Banks 10.4%
Banc of America Commercial Mortgage Trust,
2006-1, AJ, 5.46%, 9/10/45	United States	8,350,000	8,700,658
2006-4, AJ, 5.695%, 7/10/46	United States	7,087,000	7,354,534
2006-4, AM, 5.675%, 7/10/46	United States	6,710,000	7,214,870
Bear Stearns Commercial Mortgage Securities Inc.,
[a]2006-PW11, AJ, FRN, 5.605%, 3/11/39	United States	5,382,000	5,589,907
[a]2006-PW12, AJ, FRN, 5.751%, 9/11/38	United States	1,770,000	1,832,786
2006-PW13, AJ, 5.611%, 9/11/41	United States	7,000,000	7,248,395
[a]2007-PW16, AM, FRN, 5.706%, 6/11/40	United States	2,100,000	2,303,457
Bear Stearns Commercial Mortgage Securities Trust,
[a]2005-T20, A3, FRN, 5.137%, 10/12/42	United States	514,390	514,499
[a]2005-T20, E, FRN, 5.288%, 10/12/42	United States	2,000,000	2,006,845
2006-PW13, A4, 5.54%, 9/11/41	United States	3,433,267	3,643,536
[a]2007-PW16, A4, FRN, 5.706%, 6/11/40	United States	1,710,000	1,881,935
Capital One Multi-Asset Execution Trust,
2006-A6, A3, 5.05%, 12/17/18	United States	6,100,000	6,443,012
[a]2006-A11, A11, FRN, 0.243%, 6/17/19	United States	12,000,000	11,959,278
[a]2007-A1, A1, FRN, 0.203%, 11/15/19	United States	12,220,000	12,163,293
[a]2007-A2, A2, FRN, 0.233%, 12/16/19	United States	11,390,000	11,343,170
[a]CD Commercial Mortgage Trust, 2005-CD1, AJ, FRN, 5.219%, 7/15/44	United States	3,258,000	3,363,804
Citibank Credit Card Issuance Trust,
2003-A7, A7, 4.15%, 7/07/17	United States	2,900,000	2,972,948
2005-A9, A9, 5.10%, 11/20/17	United States	6,200,000	6,497,033
[a]2006-A3, A3, FRN, 5.30%, 3/15/18	United States	2,160,000	2,296,101
[a]2008-A6, A6, FRN, 1.357%, 5/22/17	United States	5,780,000	5,813,495
[a]2013-A1, A1, FRN, 0.253%, 4/24/17	United States	11,540,000	11,537,115
[a]2013-A11, A11, FRN, 0.393%, 2/07/18	United States	9,620,000	9,625,089
[a]2013-A12, A12, FRN, 0.467%, 11/07/18	United States	6,200,000	6,210,955
[a]2014-A9, A9, FRN, 0.353%, 5/09/18	United States	2,180,000	2,179,123
Citigroup Commercial Mortgage Trust,
[j]2006-C5, AJ, 5.482%, 10/15/49	United States	1,850,000	1,857,838
[a]2007-C6, AM, FRN, 5.706%, 6/10/17	United States	7,000,000	7,555,723
[a]Citigroup/Deutsche Bank Commercial Mortgage Trust, 2005-CD1, E, FRN,
5.219%, 7/15/44	United States	3,495,000	3,496,569
[a]Countrywide Asset-Backed Certificates,
2001-BC3, A, FRN, 0.632%, 12/25/31	United States	1,808	1,396
2002-3, 1A1, FRN, 0.892%, 5/25/32	United States	1,795	1,709
2004-1, M1, FRN, 0.902%, 3/25/34	United States	543,632	522,164
2004-7, MV3, FRN, 1.202%, 12/25/34	United States	797,297	794,557
2004-14, M1, FRN, 0.662%, 6/25/35	United States	716,807	715,715

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Banks (continued)
Credit Suisse First Boston Mortgage Securities Corp.,
[j]2004-6, 3A1, 5.00%, 9/25/19	United States	2,109,988	$2,212,590
[a]2004-AR3, 5A1, FRN, 0.267%, 4/25/34	United States	2,570,700	2,636,419
[a]Granite Master Issuer PLC, 2006-3, A3, FRN, 0.237%, 12/20/54	United Kingdom	1,224,693	1,215,507
[a]Greenwich Capital Commercial Funding Corp., 2006-GG7,
AJ, FRN, 5.82%, 7/10/38	United States	6,800,000	7,029,884
AM, FRN, 6.014%, 7/10/38	United States	660,000	703,540
[a]Impac Secured Assets CMN Owner Trust, 2004-4, M1, FRN, 0.662%,
2/25/35	United States	1,120,000	1,081,298
JP Morgan Chase Commercial Mortgage Securities Trust,
2004-LN2, A2, 5.115%, 7/15/41	United States	174,729	175,907
2006-CB17, AM, 5.464%, 12/12/43	United States	2,350,000	2,458,808
[a]2006-LDP7, AJ, FRN, 5.873%, 4/15/45	United States	7,000,000	7,143,516
LB-UBS Commercial Mortgage Trust,
2005-C3, A5, 4.739%, 7/15/30	United States	2,256,946	2,279,097
[a]2006-C1, AJ, FRN, 5.276%, 2/15/41	United States	967,000	994,163
[a]2006-C4, AJ, FRN, 5.857%, 6/15/38	United States	4,000,000	4,204,840
[a]Merrill Lynch Mortgage Investors Inc., 2003-A, 1A, FRN, 0.892%,
3/25/28	United States	842,705	828,030
[a]Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.282%, 11/12/37	United States	1,750,000	1,811,519
[a]MLCC Mortgage Investors Inc., 2005-1, 2A2, FRN, 2.297%, 4/25/35	United States	894,561	872,395
[a]Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 0.887%,
1/25/35	United States	566,060	547,809
Morgan Stanley Capital I Trust,
2005-T17, A5, 4.78%, 12/13/41	United States	1,996,720	1,995,878
[a]2006-HQ8, A4, FRN, 5.417%, 3/12/44	United States	3,253,495	3,369,298
[a]2006-HQ8, AJ, FRN, 5.497%, 3/12/44	United States	7,000,000	7,241,188
[a]Wachovia Bank Commercial Mortgage Trust,
[b]2003-C7, F, 144A, FRN, 5.004%, 10/15/35	United States	1,500,000	1,514,957
2005-C17, B, FRN, 5.287%, 3/15/42	United States	3,000,000	3,037,050
2006-C23, AJ, FRN, 5.515%, 1/18/45	United States	8,000,000	8,322,180
2006-C23, AM, FRN, 5.466%, 1/15/45	United States	2,730,000	2,866,073
2006-C25, AJ, FRN, 5.86%, 5/15/43	United States	5,700,000	5,933,438
2006-C27, AM, FRN, 5.795%, 7/17/45	United States	2,755,000	2,936,133
2006-C28, AM, FRN, 5.603%, 10/15/48	United States	7,330,000	7,877,130
[a]Wells Fargo Mortgage Backed Securities Trust,
2004-I, 2A1, FRN, 2.654%, 6/25/34	United States	2,645,796	2,646,880
2004-V, 2A1, FRN, 2.632%, 10/25/34	United States	2,401,429	2,432,395
2004-W, A9, FRN, 2.762%, 11/25/34	United States	242,332	249,397
2005-AR, 1A1, FRN, 2.61%, 2/25/35	United States	2,984,112	3,001,670
2005-AR10, 2A3, FRN, 2.616%, 6/25/35	United States	1,334,517	1,326,036
2005-AR9, 2A2, FRN, 2.641%, 10/25/33	United States	316,249	313,117
			246,899,651
Diversified Financials 17.0%
[a]Aames Mortgage Investment Trust, 2005-4, M1, FRN, 0.857%, 10/25/35	United States	415,852	416,304
[b]ABSC Manufactured Housing Contract Resecuritization Trust, 2004-0K1,
A4, 144A, 5.019%, 4/16/30	United States	1,715,529	1,739,692
[a]American Express Credit Account Master Trust,
2005-2, A, FRN, 0.253%, 10/16/17	United States	1,200,000	1,199,726
2008-6, A, FRN, 1.353%, 2/15/18	United States	8,850,000	8,916,158

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[a]American Express Credit Account Master Trust, (continued)
2012-1, A, FRN, 0.423%, 1/15/20	United States	11,890,000	$11,907,894
2012-3, A, FRN, 0.303%, 3/15/18	United States	2,480,000	2,481,107
[a]American Home Mortgage Investment Trust, 2004-3, 4A, FRN, 1.833%,
10/25/34	United States	5,087,481	5,036,975
[a,b]American Residential Properties Trust, 2014-SFR1, B, 144A, FRN, 1.904%,
9/17/31	United States	9,300,000	9,174,031
[a]Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through
Certificates,
2004-R4, M1, FRN, 0.977%, 6/25/34	United States	1,685,473	1,649,898
2004-R7, A1, FRN, 0.592%, 8/25/34	United States	1,392,136	1,392,517
[a,b]Anthracite Ltd., 2004-1A, BFL, 144A, FRN, 0.703%, 3/23/39	Cayman Islands	341,971	341,362
[b]Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	1,900,000	1,842,582
[a,b]ARCap REIT Inc., 2004-RR3, A2, 144A, FRN, 4.76%, 9/21/45	United States	6,228,225	6,325,334
[b]ARCap Resecuritization Trust, 2004-A1, A, 144A, 4.73%, 4/21/24	United States	3,257,339	3,300,397
[a,b]ARES CLO Ltd., 2007-3RA, B, 144A, FRN, 0.599%, 4/16/21	United States	3,700,000	3,547,264
[a,b,j]ARES XI CLO Ltd., 2007-11A, A1C, 144A, FRN, 0.50%, 10/11/21	United States	2,540,246	2,491,727
[a]Argent Securities Inc., 2005-W2, A2C, FRN, 0.512%, 10/25/35	United States	1,155,000	1,075,275
[a,b]Atrium XI, 11A, C, 144A, FRN, 3.435%, 10/23/25	Cayman Islands	6,750,000	6,681,825
[a,b]Babson CLO Inc., 2007-1A, A1, 144A, FRN, 0.456%, 1/18/21	United States	3,238,882	3,217,926
[a]Bank of America Credit Card Trust, 2014-A2, A, FRN, 0.423%, 9/16/19	United States	9,620,000	9,623,083
[a]Bayview Financial Acquisition Trust, 2004-D, M1, FRN, 0.782%, 8/28/44	United States	1,083,514	1,085,661
[a]Bear Stearns Alt-A Trust,
2004-10, 1A3, FRN, 1.152%, 9/25/34	United States	3,702,024	3,710,113
2004-13, A2, FRN, 1.032%, 11/25/34	United States	178,077	171,244
[a,b]Catamaran CLO Ltd., 2014-2A, B, 144A, FRN, 3.233%, 10/18/26	United States	2,609,300	2,504,537
[a,b]Cent CDO XI Ltd., 2006-11A, B, 144A, FRN, 1.033%, 4/25/19	United States	1,280,000	1,219,072
[a,b]Cent CLO LP, 2014-22A, B, 144A, FRN, 3.433%, 11/07/26	Cayman Islands	4,050,000	4,050,000
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2,
1A6, 5.351%, 2/25/35	United States	191,771	192,773
[a]2A2, FRN, 0.652%, 2/25/35	United States	13,246	12,187
[a]Chase Issuance Trust,
2007-A2, A2, FRN, 0.203%, 4/15/19	United States	6,468,000	6,438,406
2007-A8, A, FRN, 0.173%, 3/15/17	United States	600,000	599,788
2007-B1, B1, FRN, 0.403%, 4/15/19	United States	9,400,000	9,346,881
2007-C1, C1, FRN, 0.613%, 4/15/19	United States	3,800,000	3,776,830
2012-A6, A, FRN, 0.283%, 8/15/17	United States	10,620,000	10,612,375
2012-A9, A9, FRN, 0.303%, 10/16/17	United States	7,620,000	7,622,694
2013-A3, A3, FRN, 0.433%, 4/15/20	United States	6,147,000	6,148,039
2014-A3, A3, FRN, 0.353%, 5/15/18	United States	11,780,000	11,780,289
2014-A5, A5, FRN, 0.523%, 4/15/21	United States	7,310,000	7,333,418
[a,b]Chatham Light CLO Ltd., 2005-2A, A2, 144A, FRN, 0.639%, 8/03/19	United States	2,580,000	2,571,125
[a,b]Colony American Homes, 2014-1A, A, 144A, FRN, 1.40%, 5/17/31	United States	4,823,443	4,826,875
[b]Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/22	United States	12,000,000	12,000,000
[b]ColumbusNova CLO IV Ltd., 2007-2A, B, 144A, 1.481%, 10/15/21	United States	760,000	747,202
[a]Commercial Mortgage Trust, 2007-C9, A1A, FRN, 6.01%, 12/10/49	United States	8,843,540	9,664,839
[b]Countryplace Manufactured Housing Contract Trust,
2005-A3, 144A, 4.80%, 12/15/35	United States	112,436	114,758
2007-1, A3, 144A, 5.593%, 7/15/37	United States	136,272	140,286

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[a]Countrywide Home Loans,
04-11, 2A1, FRN, 2.243%, 7/25/34	United States	4,368,329	$4,338,939
2004-6, 1A1, FRN, 2.687%, 5/25/34	United States	3,603,900	3,601,496
[b]Crest Ltd.,
2003-2A, C2, 144A, 5.709%, 12/28/38	United States	722,392	726,910
[a]2004-1A, B1, 144A, FRN, 0.723%, 1/28/40	United States	3,300,691	3,254,852
[b]CT CDO III Ltd., 2005-3A, C, 144A, 5.471%, 6/25/35	United States	2,500,000	2,498,837
[a,b]CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.467%, 10/20/43	United States	4,366,697	4,313,315
Discover Card Execution Note Trust,
[a]2010-A2, A2, FRN, 0.733%, 3/15/18	United States	5,000,000	5,019,797
2012-A3, A3, 0.86%, 11/15/17	United States	5,805,000	5,819,304
[a]2012-A5, A5, FRN, 0.353%, 1/16/18	United States	11,983,000	11,984,708
[a]2013-A6, A6, FRN, 0.603%, 4/15/21	United States	5,520,000	5,541,660
[a]2014-A1, A1, FRN, 0.583%, 7/15/21	United States	7,690,000	7,714,170
[a,b]Eaton Vance CDO Ltd., 2014-1A,
B, 144A, FRN, 2.285%, 7/15/26	United States	858,000	833,290
C, 144A, FRN, 3.235%, 7/15/26	United States	739,600	722,042
[b]Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	630,000	637,434
[a,b]Fairfield Street Solar, 2004-1A, A1, 144A, FRN, 0.588%, 11/28/39	Cayman Islands	1,004,238	965,150
[a,j]First Horizon Alternative Mortgage Securities Trust, 04-AA5, 2A1, FRN,
2.092%, 12/25/34	United States	3,616,162	3,544,177
Ford Credit Auto Owner Trust,
2012-A, A4, 1.15%, 6/15/17	United States	3,470,000	3,488,087
2012-D, A3, 0.51%, 4/15/17	United States	5,739,284	5,739,993
[b]G-Force LLC,
[a]2005-RR2, A3FL, 144A, FRN, 0.452%, 12/25/39	United States	2,075,556	2,015,469
2005-RRA, B, 144A, 5.09%, 8/22/36	United States	1,842,473	1,860,123
[a,b]Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.64%, 11/01/17	United States	2,000,000	1,980,140
[j]GMAC Commercial Mortgage Securities Inc., 2005-C1, B, 4.936%,
5/10/43	United States	1,615,000	401,716
Green Tree Financial Corp., 1999-3, A7, 6.74%, 2/01/31	United States	147,186	147,701
[a]GSAA Home Equity Trust,
05-5, M3, FRN, 1.097%, 2/25/35	United States	5,950,000	5,615,628
FRN, 0.522%, 6/25/35	United States	801,800	771,755
[a]GSAMP Trust, 2005-HE3, M2, FRN, 1.157%, 6/25/35	United States	1,950,111	1,893,246
[a]GSR Mortgage Loan Trust, 2005-AR1, 1A1, FRN, 2.865%, 1/25/35	United States	1,167,393	1,154,926
[b]Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%,
10/20/24	United States	570,000	575,922
[a,b]Hilton USA Trust, 2013-HLF, AFL, 144A, FRN, 1.152%, 11/05/30	United States	7,035,000	7,038,644
[a,b]Invitation Homes Trust, 2014-SFR2, B, 144A, FRN, 1.754%, 9/17/31	United States	8,500,000	8,372,602
[a,b]Jefferies & Co., 2009-R2, 4A, 144A, FRN, 2.538%, 5/26/37	United States	2,484,784	2,504,156
[a]JP Morgan Chase Commercial Mortgage Securities Trust,
2005-LDP5, A, FRN, 5.393%, 12/15/44	United States	1,150,000	1,164,211
2006-LDP7, A4, FRN, 5.873%, 4/15/45	United States	880,000	928,286
[a]JP Morgan Mortgage Acquisition Corp., 2006-ACC1, A4, FRN, 0.302%,
5/25/36	United States	270,065	266,572
[a]JP Morgan Mortgage Trust, 2004-A1, 5A1, FRN, 2.556%, 2/25/34	United States	151,751	151,016
[a,b]Kildare Securities Ltd., 2007-1A, A2, 144A, FRN, 0.354%, 12/10/43	Ireland	1,662,081	1,658,478
[a,b]Landmark IX CDO Ltd., 2007-9A, C, 144A, FRN, 0.931%, 4/15/21	United States	1,040,000	1,001,198

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[a,b]LB-UBS Commercial Mortgage Trust,
2001-C3, E, 144A, FRN, 6.95%, 6/15/36	United States	700,000	$710,413
2004-C7, H, 144A, FRN, 5.239%, 10/15/36	United States	980,000	1,010,473
[a,b]LNR CDO Ltd., 2003-1A, DFL, 144A, FRN, 2.253%, 7/23/36	Cayman Islands	105,628	105,632
[a]Long Beach Mortgage Loan Trust, 2005-WL2, M1, FRN, 0.622%,
8/25/35	United States	1,410,139	1,400,325
[a,b]Mach One Trust Commercial Mortgage-Backed, 2004-1A,
F, 144A, FRN, 5.923%, 5/28/40	United States	296,229	301,264
G, 144A, FRN, 6.82%, 5/28/40	United States	3,500,000	3,490,515
[a]MASTR Adjustable Rate Mortgages Trust, 2007-1, I2A2, FRN, 0.312%,
1/25/47	United States	2,021,885	1,993,964
MASTR Alternative Loan Trust,
2003-1, 3A1, 5.00%, 2/25/18	United States	950,141	978,868
2003-6, 2A1, 5.00%, 8/25/18	United States	2,114,568	2,196,768
2003-9, 1A1, 5.50%, 12/25/18	United States	903,713	935,983
2004-4, 5A1, 5.50%, 4/25/19	United States	2,391,854	2,501,823
[a]2004-11, 2A1, FRN, 5.561%, 11/25/19	United States	2,199,519	2,305,451
[a]MASTR ARM Trust, 2007-3, 12A2, FRN, 0.352%, 5/25/47	United States	864,747	850,196
Mercedes-Benz Auto Lease Trust, 2013-A, A4, 0.72%, 12/17/18	United States	1,150,000	1,150,095
[a]Merrill Lynch Mortgage Investors Trust Inc.,
2003-E, A1, FRN, 0.772%, 10/25/28	United States	1,573,115	1,552,895
2003-G, A2, FRN, 1.002%, 1/25/29	United States	1,464,997	1,428,945
[a]ML-CFC Commercial Mortgage Trust, 2006-3, A1A, FRN, 5.409%,
7/12/46	United States	3,041,098	3,251,578
[a,b]N-Star Real Estate CDO IV Ltd., 2005-4A, A, 144A, FRN, 0.502%,
7/27/40	Cayman Islands	530,065	520,286
[a,b]N-Star Real Estate CDO Ltd., 2006-6A, A1, 144A, FRN, 0.565%,
6/16/41	Cayman Islands	3,240,437	3,138,862
[a]New York Mortgage Trust, 2005-3, M1, FRN, 0.602%, 2/25/36	United States	763,123	704,349
[a,b]Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.576%, 12/24/39	United States	1,160,049	1,139,802
[a]Ownit Mortgage Loan Asset-Backed Certificates, 2005-2, M4, FRN,
1.082%, 3/25/36	United States	3,007,814	2,963,072
[a]Park Place Securities Inc. Asset-Backed Pass-Through Certificates,
2004-MCW1, M1, FRN, 1.09%, 10/25/34	United States	398,619	397,553
2004-WHQ2, M2, FRN, 1.097%, 2/25/35	United States	2,531,189	2,550,236
[a]Park Place Securities Inc., 2005-WCW1, M1, FRN, 0.602%, 9/25/35	United States	1,895,000	1,883,871
[a,b]Pegasus 2006-1 Ltd., 2006-1A, A1, 144A, FRN, 0.552%, 7/25/49	United States	2,900,000	2,669,450
[a]RAAC, 04-SP1, AII, FRN, 0.852%, 3/25/34	United States	994,229	955,215
[a]Residential Funding Mortgage Securities II, 2004-HI3, A5, FRN, 5.48%,
6/25/34	United States	624,202	648,853
[a,b]Resource Capital Corp. Ltd., 2014-CRE2, A, 144A, FRN, 1.207%,
4/15/32	Cayman Islands	3,236,000	3,242,067
[a,b]Seawall SPC, 2006-1A, C1, 144A, FRN, 1.403%, 4/15/46	United States	1,000,000	997,700
[a]Sequoia Mortgage Trust, 2003-4,
1A1, FRN, 0.777%, 7/20/33	United States	465,879	439,843
1A2, FRN, 0.987%, 7/20/33	United States	413,896	390,772

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[a,b]Silver Bay Realty Trust, 2014-1,
A, 144A, FRN, 1.154%, 9/17/31	United States	1,244,794		$1,236,302
B, 144A, FRN, 1.604%, 9/17/31	United States	540,000		528,181
[a]Structured Asset Investment Loan Trust, 2004-BNC2, A2, FRN, 1.192%,
12/25/34	United States	3,430,171		3,379,515
[a]Structured Asset Mortgage Investments Trust,
2003-AR1, A1, FRN, 0.897%, 10/19/33	United States	536,241		508,539
2003-AR2, A1, FRN, 0.897%, 12/19/33	United States	1,269,388		1,227,985
[a]Structured Asset Mortgage Investments II Trust, 2004-AR6, A1A, FRN,
0.857%, 2/19/35	United States	2,831,444		2,679,755
[a]Structured Asset Securities Corp., 2006-WF1, A5, FRN, 0.452%, 2/25/36	United States	1,408,639		1,387,064
[a,c]Talisman 6 Finance, Reg S, FRN, 0.262%, 10/22/16	Germany	3,307,680	EUR	4,045,632
[a]Thornburg Mortgage Securities Trust,
2004-3, A, FRN, 0.892%, 9/25/44	United States	2,077,784		2,023,457
2007-4, 1A1, FRN, 2.341%, 9/25/37	United States	1,332,911		1,313,884
[a,b]Trade MAPS Ltd., 2013-1A, A, 144A, FRN, 0.852%, 12/10/18	Ireland	8,500,000		8,522,185
Vanderbilt Acquisition Loan Trust, 2002-1, M1, 7.33%, 5/07/32	United States	358,856		391,042
[a,b]Veritas CLO Ltd., 2006-2A, A2, 144A, FRN, 0.56%, 7/11/21	United States	2,000,000		1,963,400
[a,b]Wachovia Bank Commercial Mortgage Trust, 2007-WHL8, A2, 144A, FRN,
0.293%, 6/15/20	United States	6,160,000		6,034,499
WaMu Mortgage Pass-Through Certificates,
[a]2005-AR8, 2A1A, FRN, 0.442%, 7/25/45	United States	1,979,382		1,905,907
2005-AR13, A1A1, 0.442%, 10/25/45	United States	7,003,089		6,743,530
[a]2005-AR19, A1A1, FRN, 0.422%, 12/25/45	United States	5,215,505		5,052,192
[a]Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates,
2004-1, A3, FRN, 0.522%, 4/25/34	United States	1,980,000		1,887,176
[a,b]West CLO Ltd., 2014-1A,
A2, 144A, FRN, 2.333%, 7/18/26	United States	1,360,000		1,360,000
B, 144A, FRN, 3.083%, 7/18/26	United States	3,590,000		3,506,712
				403,780,495
Real Estate 0.3%
[a,b]American Homes 4 Rent, 2014-SFR1, A, 144A, FRN, 1.25%, 6/17/31	United States	3,171,017		3,152,905
[a]Citigroup Mortgage Loan Trust Inc., 2006-WFH3, A3, FRN, 0.302%,
10/25/36	United States	332,811		332,641
[a]Novastar Home Equity Loan, 2004-4, M4, FRN, 1.802%, 3/25/35	United States	2,000,000		1,970,779
				5,456,325
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $653,663,480)				656,136,471
Mortgage-Backed Securities 3.7%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.8%
FHLMC, 1.78% - 6.345%, 11/01/17 - 9/01/41	United States	18,538,581		19,621,306
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.1%
FHLMC Gold 15 Year, 5.00%, 10/01/23	United States	261,978		282,890
FHLMC Gold 15 Year, 6.00%, 6/01/23	United States	100,281		112,092
FHLMC Gold 30 Year, 5.00%, 1/01/39	United States	375,334		414,751
				809,733

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Mortgage-Backed Securities (continued)
[a]Federal National Mortgage Association (FNMA) Adjustable Rate 2.2%
FNMA, 1.195% - 2.234%, 3/01/17 - 10/01/44	United States	19177138	$20,184,502
FNMA, 2.233% - 2.493%, 5/01/18 - 10/1/43	United States	18,529,885	19,647,799
FNMA, 2.497% - 6.141%, 8/01/15 - 3/01/50	United States	12,001,247	12,714,568
			52,546,869
Federal National Mortgage Association (FNMA) Fixed Rate 0.6%
FNMA 15 Year, 3.50%, 10/01/25	United States	2,504,815	2,651,437
FNMA 15 Year, 4.00%, 12/01/25	United States	4,071,091	4,363,716
FNMA 15 Year, 4.50%, 5/01/16 - 6/01/25	United States	5,958,692	6,312,475
FNMA 30 Year, 4.50%, 1/01/24	United States	158,044	171,186
FNMA 30 Year, 5.00%, 3/01/38	United States	99,425	110,089
			13,608,903
[a]Government National Mortgage Association (GNMA) Adjustable
Rate 0.0%†
GNMA, 1.625%, 4/20/26 - 9/20/26	United States	38,052	39,309
Total Mortgage-Backed Securities (Cost $85,597,968)			86,626,120
Municipal Bonds 0.7%
Acalanes UHSD, GO, Contra Costa County, Refunding, 1.427%,
8/01/18	United States	1,000,000	989,250
Alabama State Public School and College Authority Revenue, Capital
Improvement Bonds, Pre-Refunded, 5.00%, 12/01/25	United States	1,500,000	1,699,620
Arkansas State GO, Four-Lane Highway Construction and Improvement
Bonds, 3.25%, 6/15/22	United States	765,000	829,857
[a]California State Judgement Trust COP, FRN, 1.583%, 6/01/15	United States	540,000	531,517
California State Public Works Board Lease Revenue, Various Capital
Projects, Series E, 3.183%, 12/01/14	United States	3,035,000	3,040,736
Colorado State ISD, GO, Mitchell and Scurry Counties, School Building,
PSF Guarantee, 5.00%, 8/15/43	United States	350,000	396,718
Florida State Hurricane Catastrophe Fund Finance Corp. Revenue,
Series A, 2.107%, 7/01/18	United States	2,000,000	2,027,860
Minnesota State GO, Series C, 2.50%, 8/01/18	United States	1,500,000	1,553,775
Puerto Rico Sales Tax FICO Sales Tax Revenue, Refunding, Series A,
NATL RE, FGIC Insured, zero cpn., 8/01/45	United States	4,305,000	569,508
Rhode Island State and Providence Plantations GO, Consolidated Capital
Development Loan of 2012, Refunding, Series A, 5.00%, 8/01/19	United States	2,500,000	2,931,275
Riverside County RDA Tax Allocation, Housing, Series A-T,
6.00%, 10/01/15	United States	1,075,000	1,094,372
6.25%, 10/01/16	United States	1,140,000	1,174,200
Total Municipal Bonds (Cost $16,401,511)			16,838,688

		Shares
Escrows and Litigation Trusts (Cost $—) 0.0%
[k,l]NewPage Corp., Litigation Trust	United States	500,000	—

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Notional
	Counterparty	Amount*		Value
Options Purchased 0.0%†
Calls – Over-the-Counter
Credit Default Swaptions 0.0%†
Buy protection on CDX.NA.HY.22, Premium Rate 5.00%, Strike Price $106,
Expires 12/17/14	CITI	10,600,000	[m]	$73,290
Buy protection on CDX.NA.HY.22, Premium Rate 5.00%, Strike Price $106,
Expires 12/17/14	FBCO	5,300,000	[m]	36,645
Buy protection on CDX.NA.IG.22, Premium Rate 1.00%, Strike Price $80,
Expires 12/17/14	FBCO	32,000,000	[m]	14,752
Buy Protection on CDX.NA.IG.23, Premium Rate 1.00%, Strike Price $75,
Expires 3/18/15	FBCO	35,000,000	[m]	107,240
				231,927
Currency Options 0.0%†
USD/KRW, December Strike Price 1,068 KRW, Expires 12/15/14	BZWS	2,100,000	[m]	31,492
USD/MXN, December Strike Price 13.80 MXN, Expires 12/15/14	CITI	1,600,000	[m]	6,090
USD/MYR, December Strike Price 3.37 MYR, Expires 12/15/14	CITI	1,600,000	[m]	5,998
				43,580
Total Options Purchased (Cost $544,215)				275,507
Total Investments before Short Term Investments
(Cost $1,964,394,061)				1,966,403,717

		Principal
	Country	Amount*
Short Term Investments 15.8%
Foreign Government and Agency Securities 0.0%†
[n]Bank of Negara Monetary Note, 11/06/14	Malaysia	290,000	MYR	88,109
[n]Philippine Treasury Bill, 11/05/14	Philippines	1,090,000	PHP	24,237
Total Foreign Government and Agency Securities
(Cost $116,107)				112,346
U.S. Government and Agency Securities 10.2%
[n]U.S. Treasury Bills,
11/06/14	United States	83,900,000		83,900,000
12/04/14	United States	50,000,000		50,000,100
1/02/15	United States	24,750,000		24,749,901
1/15/15	United States	50,000,000		49,999,250
11/20/14 - 2/05/15	United States	33,500,000		33,499,458
Total U.S. Government and Agency Securities
(Cost $242,145,103)				242,148,709
Municipal Bonds 0.3%
[o]University of California Revenues,
Series Y-1, Monthly VRDN and Put, 0.652%, 7/01/41	United States	7,600,000		7,628,880
Series Y-2, Monthly VRDN and Put, 0.752%, 7/01/41	United States	390,000		391,482
Total Municipal Bonds (Cost $7,990,000)				8,020,362
Total Investments before Money Market Funds
(Cost $2,214,645,271)				2,216,685,134

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
	Country	Shares		Value
Short Term Investments (continued)
Money Market Funds (Cost $126,569,007) 5.3%
[k,p]Institutional Fiduciary Trust Money Market Portfolio	United States	126,569,007		$126,569,007
Total Investments (Cost $2,341,214,278) 98.7%				2,343,254,141
Options Written (0.0)%†				(24,473)
Other Assets, less Liabilities 1.3%				29,809,496
Net Assets 100.0%				$2,373,039,164

		Notional
	Counterparty	Amount*
[q]Options Written (0.0)%†
Calls – Over-the-Counter
Currency Options (0.0)%†
USD/KRW, December Strike Price 1,085 KRW, Expires 12/15/14	CITI	2,100,000	[m]	$(17,275)
USD/MXN, December Strike Price 14 MXN, Expires 12/15/14	BZWS	1,600,000	[m]	(3,225)
USD/MYR, December Strike Price 3.4 MYR, Expires 12/15/14	CITI	1,600,000	[m]	(3,973)
Total Options Written (Premiums received $20,765)				$(24,473)

†Rounds to less than 0.1% of net assets.
*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
aThe coupon rate shown represents the rate at period end.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buy-
ers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
At October 31, 2014, the aggregate value of these securities was $350,526,697, representing 14.77% of net assets.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2014, the aggregate value of these securities was $43,557,635, representing 1.84% of net assets.
dSee Note 1(i) regarding senior floating rate interests.
eA portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).
fPrincipal amount is stated in 100 Mexican Peso Units.
gPrincipal amount is stated in 1,000 Brazilian Real Units.
hRedemption price at maturity is adjusted for inflation. See Note 1(k).
iPrincipal amount of security is adjusted for inflation. See Note 1(k).
jThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
kNon-income producing.
lSecurity has been deemed illiquid because it may not be able to be sold within seven days.
mAmount represents notional amount under the terms of the option.
nThe security is traded on a discount basis with no stated coupon rate.
oVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.
pSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
qSee Note 1(d) regarding written options.

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

At October 31, 2014, the fund had the following financial futures contracts outstanding. See Note 1(d).

Financial Futures Contracts
				Number of	Notional Expiration		Unrealized	Unrealized
Description			Type	Contracts	Value	Date	Appreciation	Depreciation
Interest Rate Contracts
CME Ultra Long Term U.S. Treasury Bond			Short	17	$2,665,813	12/19/14	$—	$(20,187)
U.S. Treasury 5 Yr. Note			Short	360	42,994,687	12/31/14	—	(243,408)
U.S. Treasury 10 Yr. Note			Short	430	54,334,531	12/19/14	—	(236,231)
U.S. Treasury 30 Yr. Note			Short	5	705,469	12/19/14	—	(4,427)
Net unrealized appreciation (depreciation)								$(504,253)

At October 31, 2014, the fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
					Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type			Quantity	Amount*	Date	Appreciation	Depreciation
Euro	DBAB	Buy		82,500	105,023	11/03/14	$—	$(1,607)
Euro	DBAB	Sell		82,500	110,938	11/03/14	7,522	—
Japanese Yen	JPHQ	Sell	55,436,000		560,582	11/13/14	66,584	—
Euro	MSCO	Sell		150,590	202,662	11/17/14	13,877	—
Singapore Dollar	MSCO	Buy		2,682,949	2,152,645	11/17/14	—	(64,347)
Euro	DBAB	Sell		893,017	1,210,752	11/18/14	91,227	—
Euro	JPHQ	Sell		2,600,000	3,531,032	11/18/14	271,557	—
Malaysian Ringgit	DBAB	Buy		93,480	28,686	11/19/14	—	(320)
Japanese Yen	JPHQ	Sell	172,318,944		1,727,482	11/20/14	191,842	—
Malaysian Ringgit	HSBC	Buy		48,000	14,742	11/20/14	—	(178)
Euro	DBAB	Sell		761,324	1,031,595	11/28/14	77,104	—
Euro	MSCO	Sell		827,000	1,120,387	12/04/14	83,514	—
Japanese Yen	DBAB	Sell	340,400,000		3,306,941	12/22/14	271,919	—
Malaysian Ringgit	DBAB	Buy		134,200	40,060	1/07/15	521	—
British Pound	DBAB	Sell		3,387,851	5,542,186	1/09/15	125,222	—
Canadian Dollar	BZWS	Buy		789,000	713,923	1/09/15	—	(14,973)
Canadian Dollar	CITI	Buy		259,000	231,271	1/09/15	—	(1,831)
Canadian Dollar	DBAB	Buy		977,000	879,503	1/09/15	—	(14,010)
Chilean Peso	BZWS	Buy	315,400,000		544,262	1/09/15	387	—
Euro	BZWS	Sell		140,843	193,858	1/09/15	17,227	—
Euro	CITI	Sell		352,000	476,992	1/09/15	35,550	—
Euro	DBAB	Buy		2,773,052	3,858,979	1/09/15	—	(381,309)
Euro	DBAB	Sell	16,020,696		21,778,193	1/09/15	1,686,722	—
Euro	JPHQ	Sell		66,188	91,066	1/09/15	8,060	—
Japanese Yen	BZWS	Sell	76,810,000		752,083	1/09/15	67,073	—
Japanese Yen	CITI	Sell	153,390,000		1,500,496	1/09/15	132,527	—
Japanese Yen	DBAB	Buy	726,784,000		6,801,909	1/09/15	—	(320,272)
Japanese Yen	DBAB	Sell	4,894,210,920		47,145,998	1/09/15	3,498,232	—
Japanese Yen	GSCO	Sell	51,310,000		501,148	1/09/15	43,553	—
Japanese Yen	HSBC	Sell	77,220,000		764,577	1/09/15	75,910	—
Japanese Yen	JPHQ	Sell	179,653,000		1,766,988	1/09/15	164,798	—
Malaysian Ringgit	DBAB	Buy		462,000	136,699	1/09/15	2,987	—
Singapore Dollar	DBAB	Buy		757,560	600,523	1/09/15	—	(10,865)
Euro	DBAB	Sell		1,727,000	2,251,851	2/06/15	85,592	—

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
British Pound	DBAB	Sell	1,615,576	2,677,252		2/09/15	$94,797	$—
Canadian Dollar	BZWS	Buy	165,000	147,668		2/09/15	—	(1,615)
Canadian Dollar	HSBC	Buy	276,000	246,994		2/09/15	—	(2,688)
Chilean Peso	JPHQ	Buy	191,826,250	327,237		2/09/15	3,064	—
Euro	DBAB	Sell	9,451,274	13,104,439		2/09/15	1,249,006	—
Euro	JPHQ	Sell	923,800	1,284,486		2/09/15	125,695	—
Singapore Dollar	DBAB	Buy	429,000	338,729		2/09/15	—	(4,812)
Singapore Dollar	HSBC	Buy	490,000	386,934		2/09/15	—	(5,538)
Singapore Dollar	JPHQ	Buy	304,000	240,085		2/09/15	—	(3,463)
Canadian Dollar	DBAB	Buy	1,250,640	1,140,055		3/09/15	—	(33,841)
Chilean Peso	JPHQ	Buy	29,522,000	51,477		3/09/15	—	(768)
Chilean Peso	MSCO	Buy	62,760,000	111,025		3/09/15	—	(3,224)
Euro	DBAB	Sell	18,780,307	25,599,186		3/09/15	2,037,029	—
Euro	GSCO	Sell	420,000	575,631		3/09/15	48,690	—
Japanese Yen	DBAB	Sell	557,380,500	5,456,175		3/09/15	482,164	—
Japanese Yen	HSBC	Sell	99,540,000	973,782		3/09/15	85,497	—
Japanese Yen	JPHQ	Sell	292,080,000	2,856,749		3/09/15	250,255	—
Japanese Yen	MSCO	Sell	211,800,000	2,085,939		3/09/15	195,856	—
Singapore Dollar	DBAB	Buy	6,113,400	4,878,059		3/09/15	—	(119,594)
Singapore Dollar	HSBC	Buy	369,000	295,332		3/09/15	—	(8,115)
Swedish Krona	DBAB	Buy	40,000,000	4,385,580	EUR	3/09/15	—	(82,566)
Swiss Franc	DBAB	Buy	462,938	512,099		4/16/15	—	(29,994)
Swiss Franc	DBAB	Sell	462,938	521,150		4/16/15	39,045	—
Chilean Peso	CITI	Buy	47,586,000	79,909		5/07/15	1,402	—
Chilean Peso	MSCO	Buy	614,647,000	1,061,750		5/07/15	—	(11,488)
Euro	BZWS	Sell	54,017	70,460		5/07/15	2,660	—
Euro	CITI	Sell	39,262	52,592		5/07/15	3,312	—
Euro	DBAB	Sell	30,838,974	41,350,565		5/07/15	2,642,429	—
Euro	HSBC	Sell	6,000	7,685		5/07/15	154	—
Euro	JPHQ	Sell	29,904	40,071		5/07/15	2,536	—
Japanese Yen	DBAB	Sell	305,837,300	2,898,636		5/07/15	167,466	—
Philippine Peso	JPHQ	Buy	94,860,000	2,154,685		5/07/15	—	(53,616)
Euro	DBAB	Sell	4,600,000	6,061,420		6/05/15	285,973	—
Chilean Peso	DBAB	Buy	457,429,000	771,967		6/18/15	6,425	—
Euro	DBAB	Sell	82,500	105,163		6/18/15	1,568	—
Japanese Yen	DBAB	Sell	431,200,000	4,001,113		6/18/15	148,192	—
Singapore Dollar	DBAB	Buy	2,163,000	1,700,605		6/18/15	—	(16,922)
Euro	DBAB	Sell	82,500	110,798		11/03/15	7,002	—
Euro	DBAB	Sell	1,727,000	2,259,908		2/05/16	83,911	—
Euro	DBAB	Sell	2,360,000	3,106,468		3/01/16	131,730	—
Euro	DBAB	Sell	2,300,000	3,021,510		4/07/16	120,713	—
Euro	DBAB	Sell	3,300,000	4,453,350		8/05/16	283,462	—
Japanese Yen	JPHQ	Sell	258,876,041	2,538,000		9/02/16	203,765	—
Euro	DBAB	Buy	2,082,500	2,764,519		11/03/16	—	(129,328)
Euro	DBAB	Sell	2,082,500	2,795,756		11/03/16	160,565	—
Unrealized appreciation (depreciation)							15,883,870	(1,317,284)
Net unrealized appreciation (depreciation)							$14,566,586
*In U.S. dollars unless otherwise indicated.
[a]May be comprised of multiple contracts using the same currency and settlement date.

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

At October 31, 2014, the fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
					Upfront
			Periodic		Premiums
	Counter-	Notional	Payment	Expiration	Paid	Unrealized	Unrealized	Market
Description	party	Amount[a]	Rate	Date (Received)		Appreciation	Depreciation	Value	Rating[b]
OTC Swaps
Contracts to Buy Protection
Single Name
Alcatel-Lucent USA Inc.	GSCO	10,000,000	5.00%	9/20/17	$(864,945)	$—	$(32,530)	$(897,475)
Bank of America Corp.	FBCO	2,000,000	1.00%	9/20/17	2,772	—	(32,756)	(29,984)
Centex Corp.	FBCO	1,000,000	5.00%	6/20/16	(40,998)	—	(40,112)	(81,110)
Centex Corp.	JPHQ	4,000,000	5.00%	6/20/16	(196,292)	—	(128,145)	(324,437)
CIT Group Inc.	MSCO	5,000,000	5.00%	9/20/17	(473,845)	—	(109,201)	(583,046)
Constellation Brands Inc.	DBAB	6,600,000	5.00%	6/20/17	(630,789)	—	(128,270)	(759,059)
Constellation Brands Inc.	GSCO	5,000,000	5.00%	12/20/14	(29,873)	—	(2,551)	(32,424)
D.R. Horton Inc.	CITI	1,500,000	5.00%	6/20/17	(108,032)	—	(61,142)	(169,174)
D.R. Horton Inc.	JPHQ	2,400,000	5.00%	3/20/16	(128,487)	—	(27,572)	(156,059)
Dean Foods Co.	DBAB	4,255,000	5.00%	6/20/16	(225,161)	—	(43,158)	(268,319)
Dean Foods Co.	JPHQ	2,609,000	5.00%	6/20/16	(126,562)	—	(37,960)	(164,522)
Dell Inc.	GSCO	1,500,000	1.00%	9/20/15	(7,388)	—	(874)	(8,262)
Dell Inc.	GSCO	5,000,000	5.00%	6/20/16	(339,749)	—	(24,900)	(364,649)
DISH DBS Corp.	BZWS	3,500,000	5.00%	3/20/16	(209,487)	—	(3,082)	(212,569)
DISH DBS Corp.	JPHQ	2,000,000	5.00%	3/20/16	(107,949)	—	(13,518)	(121,467)
DPL Inc.	JPHQ	1,049,000	5.00%	12/20/16	(85,399)	5,250	—	(80,149)
Embarq Corp.	BZWS	3,000,000	5.00%	6/20/16	(126,917)	—	(108,903)	(235,820)
First Data Corp.	BZWS	2,450,000	5.00%	3/20/15	(22,983)	—	(19,960)	(42,943)
First Data Corp.	DBAB	650,000	5.00%	3/20/15	(6,019)	—	(5,374)	(11,393)
Ford Motor Credit Co. LLC	GSCO	5,000,000	5.00%	6/20/15	(140,475)	—	(14,769)	(155,244)
Government of Ireland	MSCO	2,000,000 EUR 1.00%		3/20/15	64,998	—	(72,766)	(7,768)
Hospitality Properties Trust	BOFA	3,000,000	5.00%	3/20/17	(276,457)	—	(40,714)	(317,171)
International Lease Finance
Corp.	DBAB	8,325,000	5.00%	9/20/15	(318,515)	8,878	—	(309,637)
Kinder Morgan Inc.	GSCO	8,500,000	5.00%	3/20/16	(514,332)	—	(48,923)	(563,255)
Lennar Corp.	CITI	1,800,000	5.00%	9/20/19	(198,481)	—	(76,467)	(274,948)
Lennar Corp.	CITI	2,700,000	5.00%	12/20/19	(350,468)	—	(68,893)	(419,361)
The New York Times Co.	GSCO	2,000,000	5.00%	12/20/16	(73,955)	—	(124,314)	(198,269)
Pactiv LLC	BZWS	2,100,000	5.00%	6/20/17	(131,853)	—	(65,506)	(197,359)
PPL Energy Supply LLC	JPHQ	8,000,000	5.00%	6/20/16	(559,401)	—	(14,865)	(574,266)
Springleaf Finance Corp.	GSCO	7,000,000	5.00%	12/20/15	(135,240)	—	(191,272)	(326,512)
Tenet Healthcare Corp	BZWS	5,600,000	5.00%	12/20/16	(362,301)	—	(129,425)	(491,726)
USG Corp.	GSCO	9,220,000	5.00%	12/20/16	(528,196)	—	(178,374)	(706,570)
Contracts to Sell Protection[c]
Single Name
Anadarko Petroleum Corp.	BZWS	4,300,000	1.00%	9/20/19	98,725	—	(69,911)	28,814	BBB
Bank of America Corp.	FBCO	2,000,000	1.00%	9/20/17	(2,772)	33,530	—	30,758	A-
Beazer Homes USA Inc.	CITI	1,800,000	5.00%	9/20/19	35,830	16,436	—	52,266	CCC
Beazer Homes USA Inc.	CITI	2,700,000	5.00%	12/20/19	79,083	—	(21,456)	57,627	CCC
Berkshire Hathaway Inc.	BOFA	2,700,000	1.00%	9/20/15	11,963	10,013	—	21,976	AA
Berkshire Hathaway Inc.	BZWS	5,000,000	1.00%	9/20/17	(42,557)	138,919	—	96,362	AA
Berkshire Hathaway Inc.	GSCO	1,400,000	1.00%	9/20/17	(388)	27,369	—	26,981	AA
First Data Corp.	BZWS	2,600,000	5.00%	3/20/16	21,208	131,833	—	153,041	B-
First Data Corp.	DBAB	500,000	5.00%	3/20/16	(1,221)	30,652	—	29,431	B-
Ford Motor Credit Co. LLC	BZWS	4,000,000	5.00%	3/20/19	692,282	2,269	—	694,551	BBB-

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					FRANKLIN INVESTORS SECURITIES TRUST
						STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)
					Upfront
			Periodic		Premiums
	Counter-	Notional	Payment	Expiration	Paid	Unrealized	Unrealized	Market
Description	party	Amount[a]	Rate	Date	(Received)	Appreciation	Depreciation	Value	Rating[b]
OTC Swaps (continued)
Contracts to Sell Protection[c] (continued)
Single Name (continued)
Government of Lithuania	FBCO	250,000	1.00%	6/20/16	$(3,675)	$6,184	$—	$2,509	BBB
Government of Portugal	DBAB	3,700,000	1.00%	9/20/19	(195,510)	62,722	—	(132,788)	NR
Government of Portugal	JPHQ	5,300,000	1.00%	9/20/19	(246,727)	56,516	—	(190,211)	NR
PSEG Power LLC	JPHQ	5,500,000	1.00%	6/20/19	(19,141)	39,253	—	20,112	BBB+
PSEG Power LLC	JPHQ	2,100,000	1.00%	9/20/19	(16,276)	18,597	—	2,321	BBB+
Tate & Lyle International Finance
PLC	CITI	3,000,000 EUR 1.00%		9/20/19	64,223	—	(44,587)	19,636	BBB
Tenet Healthcare Corp.	BZWS	4,000,000	5.00%	12/20/18	222,016	245,472	—	467,488	CCC+
Traded Index
CMBX.NA.AM.2	FBCO	8,000,000	0.50%	3/15/49	(112,362)	27,468	—	(84,894)	Investment
									Grade
LCDX.NA.21	FBCO	1,287,000	2.50%	12/20/18	41,048	9,867	—	50,915	Non
									Investment
									Grade
MCDX.NA.21	CITI	4,350,000	1.00%	12/20/18	(67,879)	58,142	—	(9,737)	Investment
									Grade
MCDX.NA.23	CITI	4,500,000	1.00%	12/20/19	30,516	21,007	—	51,523	Investment
									Grade
OTC Swaps unrealized appreciation (depreciation)						950,377	(1,982,250)
Net unrealized appreciation (depreciation)							$(1,031,873)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

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Annual Report

| 93

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

At October 31, 2014, the fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts
		Expiration	Notional		Unrealized	Unrealized
Description	Counterparty	Date	Amount		Appreciation	Depreciation
Receive Fixed semi-annual 4.50%	CITI	1/01/16	2,747,819	USD	$56,314	$—
Pay Fixed annual 4.00%			16,000,000	DKK
Receive Fixed semi-annual 2.47%	DBAB	1/04/16	2,953,953	USD	92,912	—
Pay Fixed annual 2.00%			17,000,000	DKK
Receive Float quarterly 3-month USD BBA
LIBOR + 2.18%	CITI	10/13/17	3,922,448	USD	281,212	—
Pay Fixed annual 2.125%			3,500,000	CHF
Net unrealized appreciation (depreciation)					$430,438
See Note 10 regarding other derivative information.

See Abbreviations on page 151.

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		FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Total Return Fund
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.05	$10.53	$10.32	$10.33	$9.65
Income from investment operations[a]:
Net investment income	0.257	0.236	0.297	0.353	0.401
Net realized and unrealized gains (losses)	0.214	(0.205)	0.472	0.074	0.710
Total from investment operations	0.471	0.031	0.769	0.427	1.111
Less distributions from:
Net investment income and net foreign currency gains	(0.341)	(0.351)	(0.447)	(0.380)	(0.431)
Net realized gains	—	(0.160)	(0.112)	(0.057)	—
Total distributions	(0.341)	(0.511)	(0.559)	(0.437)	(0.431)
Net asset value, end of year	$10.18	$10.05	$10.53	$10.32	$10.33

Total return[b]	4.80%	0.30%	7.74%	4.26%	11.81%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.93%	0.91%	0.92%	0.93%	0.95%
Expenses net of waiver and payments by affiliates	0.88%[c]	0.88%[c]	0.88%	0.88%[c]	0.87%[c]
Net investment income	2.46%	2.36%	2.69%	3.45%	4.14%

Supplemental data
Net assets, end of year (000’s)	$3,213,446	$3,019,228	$3,134,211	$2,245,312	$1,867,411
Portfolio turnover rate	273.96%	371.54%	314.62%	255.55%	131.91%
Portfolio turnover rate excluding mortgage dollar rolls[d]	85.03%	156.49%	122.04%	98.96%	53.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of expense reduction rounds to less than 0.01%.
dSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.03	$10.51	$10.31	$10.32	$9.65
Income from investment operations[a]:
Net investment income	0.201	0.174	0.253	0.313	0.357
Net realized and unrealized gains (losses)	0.232	(0.182)	0.467	0.076	0.706
Total from investment operations	0.433	(0.008)	0.720	0.389	1.063
Less distributions from:
Net investment income and net foreign currency gains	(0.303)	(0.312)	(0.408)	(0.342)	(0.393)
Net realized gains	—	(0.160)	(0.112)	(0.057)	—
Total distributions	(0.303)	(0.472)	(0.520)	(0.399)	(0.393)
Net asset value, end of year	$10.16	$10.03	$10.51	$10.31	$10.32

Total return[b]	4.42%	(0.08)%	7.25%	3.88%	11.40%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.33%	1.31%	1.32%	1.33%	1.35%
Expenses net of waiver and payments by affiliates	1.28%[c]	1.28%[c]	1.28%	1.28%[c]	1.27%[c]
Net investment income	2.06%	1.96%	2.29%	3.05%	3.74%

Supplemental data
Net assets, end of year (000’s)	$432,767	$455,720	$571,206	$394,777	$366,888
Portfolio turnover rate	273.96%	371.54%	314.62%	255.55%	131.91%
Portfolio turnover rate excluding mortgage dollar rolls[d]	85.03%	156.49%	122.04%	98.96%	53.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of expense reduction rounds to less than 0.01%.
dSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.04	$10.52	$10.32	$10.33	$9.65
Income from investment operations[a]:
Net investment income	0.209	0.204	0.255	0.330	0.390
Net realized and unrealized gains (losses)	0.238	(0.197)	0.480	0.073	0.698
Total from investment operations	0.447	0.007	0.735	0.403	1.088
Less distributions from:
Net investment income and net foreign currency gains	(0.317)	(0.327)	(0.423)	(0.356)	(0.408)
Net realized gains	—	(0.160)	(0.112)	(0.057)	—
Total distributions	(0.317)	(0.487)	(0.535)	(0.413)	(0.408)
Net asset value, end of year	$10.17	$10.04	$10.52	$10.32	$10.33

Total return	4.56%	0.06%	7.39%	4.02%	11.55%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.18%	1.16%	1.17%	1.18%	1.20%
Expenses net of waiver and payments by affiliates	1.13%[b]	1.13%[b]	1.13%	1.13%[b]	1.12%[b]
Net investment income	2.21%	2.11%	2.44%	3.20%	3.89%

Supplemental data
Net assets, end of year (000’s)	$59,307	$65,601	$87,235	$84,708	$86,750
Portfolio turnover rate	273.96%	371.54%	314.62%	255.55%	131.91%
Portfolio turnover rate excluding mortgage dollar rolls[c]	85.03%	156.49%	122.04%	98.96%	53.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBenefit of expense reduction rounds to less than 0.01%.
cSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)
	Year Ended
	October 31,
	2014	2013[a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.07	$10.44
Income from investment operations[b]:
Net investment income	0.317 [c]	0.145
Net realized and unrealized gains (losses)	0.191	(0.348)
Total from investment operations	0.508	(0.203)
Less distributions from net investment income and net foreign currency gains	(0.378)	(0.167)
Net asset value, end of year	$10.20	$10.07

Total return[d]	5.18%	(1.92)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.50%	0.50%
Expenses net of waiver and payments by affiliates[f]	0.48%	0.49%
Net investment income	2.86%	2.75%

Supplemental data
Net assets, end of year (000’s)	$26,123	$329,806
Portfolio turnover rate	273.96%	371.54%
Portfolio turnover rate excluding mortgage dollar rolls[g]	85.03%	156.49%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expenses reduction rounds to less than 0.01%.
gSee Note 1(h) regarding mortgage dollar rolls.

98 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.07	$10.55	$10.34	$10.35	$9.67
Income from investment operations[a]:
Net investment income	0.288	0.242	0.319	0.380	0.431
Net realized and unrealized gains (losses)	0.206	(0.186)	0.474	0.071	0.705
Total from investment operations	0.494	0.056	0.793	0.451	1.136
Less distributions from:
Net investment income and net foreign currency gains	(0.364)	(0.376)	(0.471)	(0.404)	(0.456)
Net realized gains	—	(0.160)	(0.112)	(0.057)	—
Total distributions	(0.364)	(0.536)	(0.583)	(0.461)	(0.456)
Net asset value, end of year	$10.20	$10.07	$10.55	$10.34	$10.35

Total return	5.03%	0.54%	7.98%	4.50%	12.17%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.68%	0.66%	0.67%	0.68%	0.70%
Expenses net of waiver and payments by affiliates	0.63%[b]	0.63%[b]	0.63%	0.63%[b]	0.62%[b]
Net investment income	2.71%	2.61%	2.94%	3.70%	4.39%

Supplemental data
Net assets, end of year (000’s)	$1,281,151	$1,148,451	$1,482,994	$1,158,243	$972,218
Portfolio turnover rate	273.96%	371.54%	314.62%	255.55%	131.91%
Portfolio turnover rate excluding mortgage dollar rolls[c]	85.03%	156.49%	122.04%	98.96%	53.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBenefit of expense reduction rounds to less than 0.01%.
cSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2014

Franklin Total Return Fund
		Shares/Units/
	Country	Warrants		Value
Common Stocks and Other Equity Interests 2.3%
Automobiles & Components 0.0%†
General Motors Co.	United States	4,667		$146,544
[a]General Motors Co., wts., 7/10/16	United States	4,244		91,967
[a]General Motors Co., wts., 7/10/19	United States	4,244		60,562
				299,073
Consumer Services 0.1%
[a,b,c]Turtle Bay Resort	United States	1,550,568		2,093,266
Diversified Financials 2.2%
PowerShares Senior Loan Portfolio, ETF	United States	4,520,000		110,197,600
Materials 0.0%†
NewPage Holdings Inc.	United States	5,000		460,000
Total Common Stocks and Other Equity Interests
(Cost $114,724,293)				113,049,939
Preferred Stocks 0.4%
Banks 0.3%
U.S. Bancorp, 6.00%, pfd., G	United States	640,000		17,318,400
Diversified Financials 0.1%
Citigroup Capital XIII, 8.75%, pfd.	United States	93,000		2,475,660
Total Preferred Stocks (Cost $18,325,000)				19,794,060

		Principal
		Amount*
Corporate Bonds 34.2%
Automobiles & Components 0.5%
Ford Motor Credit Co. LLC, senior note,
1.684%, 9/08/17	United States	9,200,000		9,163,292
5.00%, 5/15/18	United States	3,000,000		3,281,085
8.125%, 1/15/20	United States	5,000,000		6,255,545
5.75%, 2/01/21	United States	1,000,000		1,145,544
5.875%, 8/02/21	United States	1,175,000		1,359,529
[d]Hyundai Capital America, senior note, 144A, 4.00%, 6/08/17	South Korea	4,400,000		4,658,324
				25,863,319
Banks 7.4%
[e]Banca Monte Dei Paschi Di Siena SpA, secured note, Reg S, 2.875%,
4/16/21	Italy	9,600,000	EUR	13,145,504
Banco Comercial Portugues SA, 4.75%, 6/22/17	Portugal	5,400,000	EUR	7,434,892
[d]Banco do Brasil SA/Cayman, sub. note, 144A, 5.875%, 1/26/22	Brazil	8,500,000		8,745,183
[e]Banco Popolare Societa Cooperativa, senior note, Reg S, 4.75%,
3/31/16	Italy	9,700,000	EUR	12,901,800
Banco Santander Totta SA, secured note, 1.50%, 4/03/17	Portugal	3,000,000	EUR	3,850,752
Bank of America Corp.,
[f]junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	6,000,000		6,540,000
senior note, 4.75%, 8/01/15	United States	8,000,000		8,230,688
senior note, 5.625%, 10/14/16	United States	8,400,000		9,141,560
Bank of Ireland Mortgage Bank, secured note, 2.75%, 3/22/18	Ireland	4,800,000	EUR	6,491,074
[e]Barclays Bank PLC, senior sub. note, Reg S, 6.00%, 1/14/21	United Kingdom	8,000,000	EUR	12,111,015
Barclays PLC, sub. note, 4.375%, 9/11/24	United Kingdom	500,000		485,938
BB&T Corp., sub. bond, 5.25%, 11/01/19	United States	6,800,000		7,677,547

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Banks (continued)
[d]BPCE SA, sub. bond, 144A, 4.50%, 3/15/25	France	12,500,000		$12,172,312
CIT Group Inc., senior note, 5.00%,
5/15/17	United States	22,500,000		23,625,000
8/15/22	United States	6,000,000		6,300,000
Citigroup Inc.,
senior note, 8.125%, 7/15/39	United States	4,400,000		6,643,586
sub. note, 3.50%, 5/15/23	United States	20,000,000		19,594,400
Depfa ACS Bank, secured bond, 1.65%, 12/20/16	Ireland	520,000,000	JPY	4,712,174
Discover Bank, sub. note, 8.70%, 11/18/19	United States	948,000		1,178,561
[d]HSBC Bank Brasil SA, senior note, 144A, 4.00%, 5/11/16	Brazil	7,500,000		7,752,863
HSBC Holdings PLC,
[f]junior sub. bond, 5.625% to 1/17/20, FRN thereafter, Perpetual	United Kingdom	9,500,000		9,653,805
sub. note, 6.50%, 9/15/37	United Kingdom	3,000,000		3,763,497
[e]HSBK (Europe) BV, senior note, Reg S, 7.25%, 5/03/17	Kazakhstan	3,850,000		4,096,419
Intesa Sanpaolo SpA,
senior note, 2.375%, 1/13/17	Italy	24,500,000		24,800,492
[d]sub. note, 144A, 5.017%, 6/26/24	Italy	9,750,000		9,530,625
JPMorgan Chase & Co.,
[f]junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	6,500,000		6,426,875
[f]junior sub. note, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	10,400,000		10,452,000
senior note, 4.25%, 10/15/20	United States	9,000,000		9,667,269
senior note, 3.25%, 9/23/22	United States	11,400,000		11,431,042
JPMorgan Chase Bank NA, sub. note, 6.00%, 10/01/17	United States	3,000,000		3,358,842
Merrill Lynch & Co. Inc., senior note, 6.875%, 4/25/18	United States	12,000,000		13,892,172
[d]Mizuho Financial Group Cayman 3 Ltd., sub. note, 144A, 4.60%,
3/27/24	Japan	8,700,000		9,095,024
[d]Oversea-Chinese Banking Corp. Ltd., 144A, sub. bond, 4.00% to 10/14/19,
FRN thereafter, 10/15/24	Singapore	9,300,000		9,477,770
Regions Financial Corp., senior note, 7.75%, 11/10/14	United States	1,269,000		1,270,294
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,100,000		1,193,500
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	4,000,000	EUR	5,728,495
[d]Shinhan Bank, senior note, 144A, 1.875%, 7/30/18	South Korea	10,000,000		9,891,200
SVB Financial Group, senior note, 5.375%, 9/15/20	United States	6,000,000		6,778,146
[g]UniCredit SpA, senior note, 6.00% to 10/30/14, FRN thereafter,
10/31/17	Italy	9,500,000	EUR	12,185,414
[f,g]Wachovia Capital Trust III, junior sub. bond, FRN, 5.57%, Perpetual	United States	15,600,000		15,171,000
Wells Fargo & Co.,
[f]junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	5,500,000		5,668,300
[h]sub. bond, 4.65%, 11/04/44	United States	10,000,000		10,007,320
				372,274,350
Capital Goods 0.6%
General Electric Co., senior note, 2.70%, 10/09/22	United States	7,600,000		7,506,064
NBCUniversal Media LLC, senior bond, 4.45%, 1/15/43	United States	8,100,000		8,316,472
[d]Sydney Airport Finance Co. Pty. Ltd., 144A, 3.90%, 3/22/23	Australia	14,000,000		14,391,580
				30,214,116
Consumer Durables & Apparel 0.9%
Centex Corp., senior note, 6.50%, 5/01/16	United States	19,795,000		21,230,137
D.R. Horton Inc., senior bond, 5.625%, 1/15/16	United States	7,000,000		7,323,750
Lennar Corp., senior note, 5.60%, 5/31/15	United States	7,692,000		7,893,915

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Consumer Durables & Apparel (continued)
The Ryland Group Inc., senior note, 5.375%, 1/15/15	United States	4,750,000		$4,779,688
Toll Brothers Finance Corp., senior note, 5.15%, 5/15/15	United States	2,010,000		2,055,225
				43,282,715
Consumer Services 0.1%
Yum! Brands Inc., senior note, 5.30%, 9/15/19	United States	3,000,000		3,336,582
Diversified Financials 2.5%
American Express Centurion Bank, senior note, 5.95%, 6/12/17	United States	800,000		896,337
Capital One Bank USA NA, sub. bond, 3.375%, 2/15/23	United States	6,000,000		5,950,422
Commonwealth Edison Co., secured bond, 6.45%, 1/15/38	United States	700,000		936,307
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter,
5/24/28	Germany	10,000,000		9,712,500
Discover Financial Services, senior note, 3.85%, 11/21/22	United States	3,052,000		3,091,987
General Electric Capital Corp., senior note,
5.625%, 5/01/18	United States	500,000		565,776
A, 8.50%, 4/06/18	United States	135,000,000	MXN	11,228,901
General Motors Financial Co. Inc., senior note, 4.375%, 9/25/21	United States	12,500,000		13,110,625
[d]Hutchison Whampoa International 11 Ltd., senior note, 144A, 3.50%,
1/13/17	Hong Kong	9,500,000		9,924,888
Irish Life & Permanent PLC, senior note, 4.00%, 3/10/15	Ireland	10,000,000	EUR	12,693,880
Morgan Stanley,
senior note, 6.00%, 4/28/15	United States	2,140,000		2,195,512
senior note, 5.50%, 1/26/20	United States	10,000,000		11,286,060
senior sub. bond, 4.35%, 9/08/26	United States	12,500,000		12,545,025
Navient LLC, senior note,
8.45%, 6/15/18	United States	3,400,000		3,898,100
5.50%, 1/15/19	United States	1,400,000		1,455,132
[d]Prudential Covered Trust, secured note, 144A, 2.997%, 9/30/15	United States	12,660,000		12,899,578
[d]Woori Bank, sub.note, 144A, 4.75%, 4/30/24	South Korea	11,750,000		12,184,515
				124,575,545
Energy 5.6%
Anadarko Petroleum Corp., senior note, 6.45%, 9/15/36	United States	2,260,000		2,794,605
Apache Corp., senior bond, 4.25%, 1/15/44	United States	19,800,000		18,434,750
CGG SA, senior note, 6.50%, 6/01/21	France	3,000,000		2,422,500
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	2,000,000		2,265,000
5.75%, 3/15/23	United States	3,000,000		3,300,000
CNOOC Finance 2013 Ltd., senior note, 3.00%, 5/09/23	China	14,000,000		13,284,320
CNOOC Nexen Finance 2014 ULC, senior note, 4.25%, 4/30/24	China	11,100,000		11,485,447
[d]CNPC General Capital Ltd., senior bond, 144A, 3.95%, 4/19/22	Hong Kong	14,000,000		14,331,254
El Paso Pipeline Partners Operating Co. LLC, senior note, 4.30%,
5/01/24	United States	15,900,000		15,999,375
[d]Enable Midstream Partners LP, senior note, 144A, 3.90%, 5/15/24	United States	9,700,000		9,715,016
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	6,000,000		6,930,000
Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	6,000,000		6,572,826
Ensco PLC, senior bond, 5.75%, 10/01/44	United States	7,600,000		7,927,788
Enterprise Products Operating LLC,
junior sub. note, 7.034% to 1/15/18, FRN thereafter, 1/15/68	United States	3,500,000		3,896,560
senior note, 3.35%, 3/15/23	United States	17,000,000		16,876,580

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc., senior note,
6.125%, 6/15/19	United States	374,000	$409,998
6.625%, 5/01/21	United States	2,284,000	2,503,721
6.75%, 2/01/22	United States	322,000	357,420
6.875%, 2/15/23	United States	658,000	745,804
[d,i]Gaz Capital SA, (OJSC Gazprom), loan participation,
senior bond, 144A, 6.212%, 11/22/16	Russia	2,800,000	2,922,500
senior note, 144A, 3.85%, 2/06/20	Russia	10,000,000	9,323,200
Kinder Morgan Energy Partners LP,
senior bond, 3.45%, 2/15/23	United States	9,700,000	9,333,214
senior note, 4.25%, 9/01/24	United States	10,000,000	9,971,590
Kinder Morgan Finance Co. LLC,
senior bond, 5.70%, 1/05/16	United States	19,426,000	20,336,594
[d]senior secured note, 144A, 6.00%, 1/15/18	United States	5,000,000	5,506,250
Kinder Morgan Inc., senior note, 7.00%, 6/15/17	United States	1,100,000	1,229,250
Linn Energy LLC/Finance Corp., senior note, 6.25%, 11/01/19	United States	5,000,000	4,625,000
[d]LUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23	Russia	19,000,000	17,327,145
Peabody Energy Corp., senior note, 6.25%, 11/15/21	United States	6,000,000	5,703,750
[g]Petrobras Global Finance BV, senior note, FRN, 3/17/20	Brazil	14,400,000	14,542,992
[d]Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	7,600,000	7,836,588
[d]Sinopec Group Overseas Development 2014 Ltd., senior note, 144A,
4.375%, 4/10/24	China	14,000,000	14,683,480
Sunoco Logistics Partners Operations LP, senior note, 4.25%, 4/01/24	United States	9,300,000	9,555,648
Transcontinental Gas Pipe Line Corp., senior note, 6.05%, 6/15/18	United States	550,000	625,464
Weatherford International Ltd., senior bond, 5.95%, 4/15/42	United States	4,900,000	5,203,927
			278,979,556
Food & Staples Retailing 0.8%
[d]Cencosud SA, senior note, 144A, 4.875%, 1/20/23	Chile	17,000,000	17,134,385
CVS Health Corp.,
2.75%, 12/01/22	United States	9,400,000	9,146,623
senior note, 5.75%, 6/01/17	United States	362,000	402,048
The Kroger Co., senior note, 4.00%, 2/01/24	United States	15,400,000	16,013,058
			42,696,114
Food, Beverage & Tobacco 1.6%
Altria Group Inc.,
senior bond, 4.00%, 1/31/24	United States	4,000,000	4,146,808
senior note, 9.70%, 11/10/18	United States	1,879,000	2,423,964
Bunge Ltd. Finance Corp.,
4.10%, 3/15/16	United States	8,000,000	8,334,560
senior note, 5.10%, 7/15/15	United States	680,000	700,669
Constellation Brands Inc., senior note, 7.25%, 5/15/17	United States	7,000,000	7,818,125
Dean Foods Co., senior note, 7.00%, 6/01/16	United States	11,506,000	12,282,655
[d]Heineken NV, senior bond, 144A, 2.75%, 4/01/23	Netherlands	10,000,000	9,607,150
Lorillard Tobacco Co., senior note, 2.30%, 8/21/17	United States	16,000,000	16,178,208
Mondelez International Inc., senior bond, 4.00%, 2/01/24	United States	8,400,000	8,681,896
Tyson Foods Inc., senior bond, 3.95%, 8/15/24	United States	12,000,000	12,257,880
			82,431,915

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Health Care Equipment & Services 1.0%
DENTSPLY International Inc., senior note, 4.125%, 8/15/21	United States	15,000,000	$15,820,245
Express Scripts Holding Co., senior note, 4.75%, 11/15/21	United States	10,000,000	10,994,740
HCA Holdings Inc., senior note, 6.25%, 2/15/21	United States	2,000,000	2,157,500
HCA Inc., senior note,
6.50%, 2/15/16	United States	5,054,000	5,350,922
5.875%, 5/01/23	United States	5,000,000	5,387,500
Medco Health Solutions Inc.,
7.125%, 3/15/18	United States	4,500,000	5,241,348
senior note, 4.125%, 9/15/20	United States	3,500,000	3,751,209
			48,703,464
Insurance 2.2%
Aflac Inc., senior bond, 3.625%, 6/15/23	United States	17,500,000	17,777,865
The Allstate Corp., junior sub. note, 5.75% to 8/14/23, FRN thereafter,
8/15/53	United States	4,750,000	5,061,719
CNA Financial Corp., senior note, 5.85%, 12/15/14	United States	10,000,000	10,057,050
[d,f]The Dai-ichi Life Insurance Co. Ltd., sub. bond, 144A, 5.10% to 10/28/24,
FRN thereafter, Perpetual	Japan	9,000,000	9,248,445
[d]Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	12,000,000	13,022,064
MetLife Inc., junior sub. note, 6.40% to 12/15/36, FRN thereafter,
12/15/66	United States	4,000,000	4,515,000
[d]Mitsui Sumitomo Insurance Co. Ltd., junior sub. note, 144A, 7.00% to
3/15/22, FRN thereafter, 3/15/72	Japan	3,400,000	3,956,206
[d]Nippon Life Insurance Co., sub. bond, 144A, 5.10% to10/16/24,
FRN thereafter, 10/16/44	Japan	12,300,000	12,878,592
Prudential Financial Inc., junior sub. note, 5.875%, 9/15/42	United States	7,000,000	7,455,000
[d]Teachers Insurance & Annuity Assn. of America, sub. bond, 144A, 4.90%,
9/15/44	United States	20,400,000	21,713,229
[d]TIAA Asset Management Finance LLC, senior note, 144A, 2.95%,
11/01/19	United States	5,800,000	5,817,760
			111,502,930
Materials 1.8%
[d]Alpek SA de CV, senior note, 144A, 4.50%, 11/20/22	Mexico	10,500,000	10,713,570
ArcelorMittal, senior note, 6.00%, 3/01/21	Luxembourg	6,000,000	6,445,860
[d]Cemex Finance LLC, senior secured note, 144A, 9.375%, 10/12/22	Mexico	1,000,000	1,157,500
[d]Cemex SAB de CV,
first lien, 144A, 5.70%, 1/11/25	Mexico	3,000,000	2,940,000
senior secured note, 144A, 9.00%, 1/11/18	Mexico	1,000,000	1,056,875
[d]FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 6.875%,
4/01/22	Australia	6,000,000	6,217,500
[d]Glencore Funding LLC, senior note, 144A, 4.125%, 5/30/23	Switzerland	15,000,000	14,961,780
LYB International Finance BV, senior note, 4.00%, 7/15/23	Netherlands	6,600,000	6,853,869
Lyondellbasell Industries NV, senior note, 5.75%, 4/15/24	United States	11,800,000	13,794,826
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	5,600,000	5,719,347
[d]RPM U.K. GP, 144A, 6.70%, 11/01/15	United States	1,000,000	1,047,676
Tenneco Packaging Inc., senior note, 8.125%, 6/15/17	United States	12,000,000	13,020,000
[d]Xstrata Finance Canada Ltd., senior note, 144A, 4.95%, 11/15/21	Switzerland	7,000,000	7,510,055
			91,438,858

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Media 1.2%
DISH DBS Corp., senior note, 7.125%, 2/01/16	United States	11,000,000		$11,728,750
Gannett Co. Inc., senior note, 6.375%, 9/01/15	United States	3,000,000		3,120,000
iHeartCommunications Inc., senior secured bond, first lien, 9.00%,
3/01/21	United States	3,500,000		3,513,125
The New York Times Co., senior note, 6.625%, 12/15/16	United States	11,700,000		12,694,500
News America Inc.,
3.00%, 9/15/22	United States	13,400,000		13,196,106
senior bond, 7.90%, 12/01/95	United States	500,000		664,757
senior deb., 7.25%, 5/18/18	United States	2,000,000		2,363,970
senior note, 6.90%, 8/15/39	United States	1,800,000		2,367,760
Time Warner Inc.,
7.70%, 5/01/32	United States	550,000		768,518
6.10%, 7/15/40	United States	8,600,000		10,275,168
Viacom Inc., senior bond, 4.25%, 9/01/23	United States	1,000,000		1,032,629
				61,725,283
Pharmaceuticals, Biotechnology & Life Sciences 1.0%
AbbVie Inc., senior note, 2.90%, 11/06/22	United States	15,000,000		14,653,050
PerkinElmer Inc., senior note, 5.00%, 11/15/21	United States	13,200,000		14,344,361
Zoetis Inc., senior bond, 3.25%, 2/01/23	United States	20,000,000		19,841,720
				48,839,131
Real Estate 1.9%
American Tower Corp., senior bond,
3.50%, 1/31/23	United States	17,700,000		16,986,832
5.00%, 2/15/24	United States	4,400,000		4,664,317
Digital Realty Trust LP, 5.875%, 2/01/20	United States	6,400,000		7,159,238
ERP Operating LP, 5.75%, 6/15/17	United States	2,000,000		2,225,096
HCP Inc., senior bond, 3.875%, 8/15/24	United States	17,000,000		17,046,920
Health Care REIT Inc., senior note, 4.125%, 4/01/19	United States	13,000,000		13,944,021
Healthcare Realty Trust Inc., senior note, 6.50%, 1/17/17	United States	5,000,000		5,532,450
Realty Income Corp., senior bond, 4.125%, 10/15/26	United States	12,500,000		12,726,025
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	14,500,000		16,614,085
				96,898,984
Retailing 0.7%
Bed Bath & Beyond Inc, senior bond, 5.165%, 8/01/44	United States	18,600,000		18,624,906
[d]Edcon Pty. Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	3,500,000	EUR	3,646,901
[d]Tiffany & Co., senior bond, 144A, 3.80%, 10/01/24	United States	10,300,000		10,466,458
				32,738,265
Semiconductors & Semiconductor Equipment 0.4%
Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	22,000,000		21,504,186
Software & Services 0.1%
[d]First Data Corp., senior secured bond, 144A, 8.25%, 1/15/21	United States	6,000,000		6,540,000

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Technology Hardware & Equipment 0.6%
Dell Inc., senior note, 3.10%, 4/01/16	United States	15,000,000	$15,168,750
Juniper Networks Inc.,
senior bond, 4.50%, 3/15/24	United States	4,500,000	4,640,224
senior note, 4.60%, 3/15/21	United States	5,000,000	5,316,805
Seagate Technology HDD Holdings, senior bond, 6.80%, 10/01/16	United States	2,346,000	2,557,140
			27,682,919
Telecommunication Services 1.7%
Embarq Corp., senior note, 7.082%, 6/01/16	United States	22,500,000	24,445,395
Frontier Communications Corp., senior note,
8.75%, 4/15/22	United States	3,000,000	3,480,000
7.125%, 1/15/23	United States	2,000,000	2,140,000
Intelsat Jackson Holdings SA, senior bond, 6.625%, 12/15/22	Luxembourg	5,000,000	5,287,500
Sprint Nextel Corp., senior note, 6.00%, 11/15/22	United States	7,000,000	7,008,750
Telefonica Emisiones SAU, senior note,
4.949%, 1/15/15	Spain	1,500,000	1,512,281
4.57%, 4/27/23	Spain	9,000,000	9,561,555
Verizon Communications Inc., senior bond,
6.40%, 9/15/33	United States	10,255,000	12,513,182
[d]144A, 4.862%, 8/21/46	United States	10,656,000	10,893,458
Verizon New York Inc., senior deb., B, 7.375%, 4/01/32	United States	1,000,000	1,262,296
[d]Wind Acquisition Finance SA, senior note, 144A, 7.375%, 4/23/21	Italy	5,000,000	4,893,750
			82,998,167
Transportation 0.2%
[d]Aviation Capital Group Corp., 144A, 7.125%, 10/15/20	United States	6,000,000	6,905,118
Burlington Northern and Santa Fe 99-2 Trust, secured bond, 7.57%,
1/02/21	United States	162,810	185,177
[d]DP World Ltd., 144A, 6.85%, 7/02/37	United Arab
	Emirates	3,700,000	4,257,257
Union Pacific Railroad Co. 1998 Pass Trust, 98-B, 6.85%, 1/02/19	United States	357,993	395,110
Union Pacific Railroad Co. 2005 Pass Trust, 05-1, 5.082%, 1/02/29	United States	220,000	247,117
			11,989,779
Utilities 1.4%
Dominion Resources Inc., senior note, 8.875%, 1/15/19	United States	3,650,000	4,601,040
DPL Inc., senior note, 6.50%, 10/15/16	United States	875,000	938,438
[d,f]EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	24,000,000	24,961,440
[d]Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000	5,749,940
Georgia Power Co., senior note, 4.30%, 3/15/42	United States	9,000,000	9,331,074
MidAmerican Energy Co., senior note, 5.95%, 7/15/17	United States	2,200,000	2,483,277
PPL Energy Supply LLC, senior note, 6.20%, 5/15/16	United States	11,400,000	11,939,596
[d]State Grid Overseas Investment 2013 Ltd., senior note, 144A, 3.125%,
5/22/23	China	10,400,000	10,097,568
			70,102,373
Total Corporate Bonds (Cost $1,667,262,401)			1,716,318,551
[g,j]Senior Floating Rate Interests 2.6%
Automobiles & Components 0.0%†
FRAM Group Holdings Inc. (Autoparts Holdings), Second Lien Term Loan,
10.50%, 1/29/18	United States	509,924	504,824

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
[g,j]Senior Floating Rate Interests (continued)
Capital Goods 0.1%
[k]Erickson Inc., Purchase Price Notes, 3.25%, 11/02/20	United States	15,682	$13,441
Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	United States	156,142	153,019
TransDigm Inc., Tranche C Term Loan, 3.75%, 2/28/20	United States	4,600,140	4,534,013
Wesco Distribution Inc., Tranche B-1 Loan, 3.75%, 12/12/19	United States	63,997	63,837
			4,764,310
Commercial & Professional Services 0.1%
Interactive Data Corp., Term Loan, 4.75%, 5/02/21	United States	4,826,970	4,833,004
Consumer Services 0.1%
[c,l]Turtle Bay Holdings LLC, Term Loan B, PIK, 5.00%, 6/30/16	United States	4,000,881	3,840,846
Diversified Financials 0.2%
Guggenheim Partners Investment Management Holdings LLC, Initial Term
Loan, 4.25%, 7/22/20	United States	1,661,366	1,653,059
Trans Union LLC, 2014 Replacement Term Loan, 4.00%, 4/09/21	United States	6,995,583	6,903,766
			8,556,825
Energy 0.0%†
Bowie Resource Holdings LLC, Second Lien Initial Term Loan, 11.75%,
2/16/21	United States	263,184	266,473
Food & Staples Retailing 0.0%†
AdvancePierre Foods Inc., Second Lien Term Loan, 9.50%, 10/10/17	United States	226,800	225,241
Food, Beverage & Tobacco 0.1%
Big Heart Pet Brands (Del Monte Pet), Initial Term Loans, 3.50%,
2/24/20	United States	3,648,691	3,517,776
Health Care Equipment & Services 0.2%
Carestream Health Inc., Second Lien Loan, 9.50%, 12/07/19	United States	534,954	531,164
Community Health Systems Inc., 2021 Term D Loan, 4.25%, 1/27/21	United States	7,310,750	7,326,746
Surgery Centers Holdings Inc., Incremental Second Lien Term Loan,
10.75%, 4/10/20	United States	3,700	3,774
U.S. Renal Care Inc., Tranche B-2 Term Loan, 4.25%, 7/03/19	United States	2,494,973	2,480,939
			10,342,623
Household & Personal Products 0.1%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%,
4/19/19	United States	7,667,011	7,643,051
Materials 0.7%
Arysta Lifescience SPC LLC,
Initial Term Loan, 4.50%, 5/29/20	United States	8,331,054	8,321,940
Second Lien Initial Term Loan, 8.25%, 11/30/20	United States	1,568,007	1,588,587
Axalta Coating Systems U.S. Holdings Inc., 2014 Specified Refinancing
Term, 3.75%, 2/01/20	United States	2,925,167	2,883,118
Exopack Holdings SA, USD Term Loan, 5.25%, 5/08/19	Luxembourg	1,316,884	1,325,937
MacDermid Holdings LLC, First Lien Tranche B Term Loan, 4.00%,
6/07/20	United States	5,257,938	5,151,139
OCI Beaumont LLC, Term B-3 Loan, 5.00%, 8/20/19	United States	1,079,717	1,086,476
Oxbow Carbon LLC, First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	1,357,154	1,340,190
OXEA GmbH, Second Lien Term Loan, 8.25%, 7/15/20	Luxembourg	322,548	313,775
Reynolds Group Holdings Inc., U.S. Term Loan, 4.00%, 12/01/18	United States	12,151,871	12,102,000
Tronox Pigments (Netherlands) BV, Term Loan, 4.00%, 3/19/20	Netherlands	1,244,647	1,233,929
			35,347,091

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
[g,j]Senior Floating Rate Interests (continued)
Media 0.0%†
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	930,430		$918,451
NEP/NCP Holdco Inc., Second Lien Term Loan, 9.50%, 7/22/20	United States	146,822		146,822
Radio One Inc., Term Loan, 7.50%, 3/31/16	United States	17,686		17,819
				1,083,092
Retailing 0.4%
BJ’s Wholesale Club Inc., 2013 (Nov) Replacement Loans, 4.50%,
9/26/19	United States	7,352,527		7,281,627
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	4,062,441		4,042,129
Harbor Freight Tools USA Inc., Loans, 4.75%, 7/26/19	United States	2,605,014		2,608,270
Party City Holdings Inc., 2014 Replacement Term Loan, 4.00%, 7/27/19	United States	2,187,547		2,147,897
Sears Roebuck Acceptance Corp., Term Loan, 5.50%, 6/30/18	United States	4,961,021		4,838,236
				20,918,159
Software & Services 0.3%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	9,497,362		9,392,672
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	7,931,473		7,716,451
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	467,548		471,346
				17,580,469
Technology Hardware & Equipment 0.1%
Dell International LLC, Term B Loan, 4.50%, 4/29/20	United States	4,396,618		4,408,858
Telecommunication Services 0.1%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	3,488,055		3,466,255
Transportation 0.1%
Global Tip Finance BV/Finance America LLC, Facility C Commitment,
7.00%, 10/16/20	United States	2,869,949		2,869,949
Total Senior Floating Rate Interests
(Cost $130,941,084)				130,168,846
Foreign Government and Agency Securities 8.7%
The Export-Import Bank of Korea, senior note,
1.25%, 11/20/15	South Korea	5,000,000		5,026,225
4.00%, 1/29/21	South Korea	6,500,000		6,916,617
[e]Government of Ghana, Reg S, 8.50%, 10/04/17	Ghana	300,000		318,536
Government of Hungary,
7.75%, 8/24/15	Hungary	28,900,000	HUF	123,219
5.50%, 12/22/16	Hungary	3,092,050,000	HUF	13,482,469
6.00%, 1/11/19	Hungary	1,820,000	EUR	2,631,617
A, 8.00%, 2/12/15	Hungary	91,860,000	HUF	380,236
A, 6.75%, 11/24/17	Hungary	1,457,960,000	HUF	6,660,588
A, 5.50%, 12/20/18	Hungary	205,390,000	HUF	915,986
[e]senior note, Reg S, 3.50%, 7/18/16	Hungary	115,000	EUR	150,221
[e]senior note, Reg S, 4.375%, 7/04/17	Hungary	215,000	EUR	288,981
[e]senior note, Reg S, 5.75%, 6/11/18	Hungary	695,000	EUR	984,741
[e]senior note, Reg S, 3.875%, 2/24/20	Hungary	285,000	EUR	384,380
[e]Government of Iceland, senior note, Reg S, 2.50%, 7/15/20	Iceland	2,300,000	EUR	2,948,524
Government of Ireland,
4.50%, 4/18/20	Ireland	3,243,000	EUR	4,869,177
5.00%, 10/18/20	Ireland	2,107,000	EUR	3,273,674
senior bond, 5.40%, 3/13/25	Ireland	10,374,640	EUR	17,195,151

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Foreign Government and Agency Securities (continued)
[d]Government of Lithuania, 144A,
6.75%, 1/15/15	Lithuania	3,720,000		$3,768,286
7.375%, 2/11/20	Lithuania	4,670,000		5,668,890
Government of Malaysia,
3.741%, 2/27/15	Malaysia	40,550,000	MYR	12,345,537
3.835%, 8/12/15	Malaysia	48,200,000	MYR	14,710,924
4.72%, 9/30/15	Malaysia	58,720,000	MYR	18,068,736
3.197%, 10/15/15	Malaysia	30,200,000	MYR	9,167,565
senior note, 3.172%, 7/15/16	Malaysia	37,000,000	MYR	11,193,779
Government of Mexico,
9.50%, 12/18/14	Mexico	1,828,490	[m]MXN	13,686,863
6.00%, 6/18/15	Mexico	43,520	[m]MXN	328,848
8.00%, 12/17/15	Mexico	3,235,540	[m]MXN	25,294,592
6.25%, 6/16/16	Mexico	501,510	[m]MXN	3,885,504
7.25%, 12/15/16	Mexico	2,974,390	[m]MXN	23,668,051
Government of Peru, senior bond, 7.84%, 8/12/20	Peru	4,279,000	PEN	1,702,989
Government of Poland,
5.50%, 4/25/15	Poland	13,215,000	PLN	3,992,737
5.00%, 4/25/16	Poland	18,390,000	PLN	5,719,338
[g]FRN, 2.69%, 1/25/17	Poland	859,000	PLN	255,483
[g]FRN, 2.69%, 1/25/21	Poland	871,000	PLN	256,474
Strip, 1/25/16	Poland	102,440,000	PLN	29,791,552
[d]Government of Portugal, 144A, 5.125%, 10/15/24	Portugal	12,100,000		12,482,420
Government of Russia, senior bond,
[d]144A, 7.50%, 3/31/30	Russia	3,698,785		4,202,652
[e]Reg S, 7.50%, 3/31/30	Russia	6,104,600		6,936,199
[d]Government of Serbia, senior note, 144A, 4.875%, 2/25/20	Serbia	6,000,000		6,118,590
Government of Singapore, senior note, 1.125%, 4/01/16	Singapore	750,000	SGD	589,638
Government of Sri Lanka,
A, 11.75%, 3/15/15	Sri Lanka	1,400,000	LKR	10,926
A, 6.50%, 7/15/15	Sri Lanka	35,020,000	LKR	268,653
A, 11.00%, 8/01/15	Sri Lanka	241,800,000	LKR	1,912,610
A, 6.40%, 8/01/16	Sri Lanka	23,800,000	LKR	181,433
A, 8.00%, 11/15/18	Sri Lanka	86,100,000	LKR	674,480
A, 9.00%, 5/01/21	Sri Lanka	89,150,000	LKR	726,783
B, 6.40%, 10/01/16	Sri Lanka	18,900,000	LKR	143,639
B, 8.50%, 7/15/18	Sri Lanka	18,990,000	LKR	151,039
C, 8.50%, 4/01/18	Sri Lanka	50,980,000	LKR	406,060
D, 8.50%, 6/01/18	Sri Lanka	65,480,000	LKR	521,609
Government of the Philippines,
senior bond, 7.00%, 1/27/16	Philippines	17,100,000	PHP	399,210
senior note, 1.625%, 4/25/16	Philippines	118,200,000	PHP	2,615,946
[d]Government of Ukraine, senior note, 144A, 7.95%, 2/23/21	Ukraine	2,370,000		2,104,287
[n]Government of Uruguay, senior bond, Index Linked, 4.375%, 12/15/28	Uruguay	202,128,081	UYU	9,183,305
[d]Government of Vietnam, 144A,
6.875%, 1/15/16	Vietnam	150,000		158,703
6.75%, 1/29/20	Vietnam	5,120,000		5,768,960
Korea Monetary Stabilization Bond,
senior bond, 2.47%, 4/02/15	South Korea	4,101,900,000	KRW	3,826,313
senior bond, 2.80%, 8/02/15	South Korea	20,907,710,000	KRW	19,574,463
senior bond, 2.81%, 10/02/15	South Korea	6,242,000,000	KRW	5,851,550

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Foreign Government and Agency Securities (continued)
Korea Monetary Stabilization Bond, (continued)
senior note, 2.84%, 12/02/14	South Korea	2,278,170,000	KRW	$2,122,514
senior note, 2.74%, 2/02/15	South Korea	17,030,680,000	KRW	15,885,311
senior note, 2.76%, 6/02/15	South Korea	24,098,900,000	KRW	22,531,753
Korea Treasury Bond, senior note,
3.25%, 12/10/14	South Korea	3,998,620,000	KRW	3,727,481
3.25%, 6/10/15	South Korea	3,634,290,000	KRW	3,407,949
2.75%, 12/10/15	South Korea	2,942,150,000	KRW	2,759,246
2.75%, 6/10/16	South Korea	2,400,000,000	KRW	2,257,803
3.00%, 12/10/16	South Korea	37,100,000,000	KRW	35,168,797
Letra Tesouro Nacional, Strip, 1/01/15	Brazil	27	[o] BRL	10,702
[p]Nota Do Tesouro Nacional, Index Linked, 6.00%,
5/15/15	Brazil	840	[o] BRL	853,654
8/15/18	Brazil	13,695	[o] BRL	13,849,152
[d]Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1,
144A, zero cpn., 5/31/18	Peru	580,958		544,871
Total Foreign Government and Agency Securities
(Cost $439,368,509)				437,985,191
U.S. Government and Agency Securities 3.7%
U.S. Treasury Bond,
5.00%, 5/15/37	United States	18,000,000		24,388,596
3.50%, 2/15/39	United States	43,000,000		46,923,750
2.875%, 5/15/43	United States	53,000,000		51,024,902
[n]U.S. Treasury Note, Index Linked,
2.00%, 1/15/16	United States	8,329,213		8,602,511
0.125%, 4/15/16	United States	53,881,451		54,496,023
Total U.S. Government and Agency Securities
(Cost $180,641,452)				185,435,782
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 15.0%
Banks 7.4%
Banc of America Commercial Mortgage Trust,
2006-4, AJ, 5.695%, 7/10/46	United States	20,562,000		21,338,216
2006-4, AM, 5.675%, 7/10/46	United States	7,350,000		7,903,025
[g]2007-3, AM, FRN, 5.598%, 6/10/49	United States	17,730,000		19,203,461
Bear Stearns Commercial Mortgage Securities Inc.,
[g]2006-PW11, AJ, FRN, 5.605%, 3/11/39	United States	19,594,000		20,350,916
[g]2006-PW12, AJ, FRN, 5.751%, 9/11/38	United States	3,286,000		3,402,563
2006-PW13, AJ, 5.611%, 9/11/41	United States	18,023,000		18,662,546
[g]2007-PW16, AM, FRN, 5.706%, 6/11/40	United States	11,110,000		12,186,387
[g]Capital One Multi-Asset Execution Trust,
2007-A1, A1, FRN, 0.203%, 11/15/19	United States	4,400,000		4,379,582
2007-A2, A2, FRN, 0.233%, 12/16/19	United States	26,136,000		26,028,542
[g]Citibank Credit Card Issuance Trust,
2013-A12, A12, FRN, 0.467%, 11/07/18	United States	7,050,000		7,062,457
2013-A7, A7, FRN, 0.582%, 9/10/20	United States	11,130,000		11,185,516
2014-A9, A9, FRN, 0.353%, 5/09/18	United States	5,000,000		4,997,988
Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	15,876,000		15,943,259

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Banks (continued)
[g]Countrywide Asset-Backed Certificates, 2004-1, M1, FRN, 0.902%,
3/25/34	United States	2,934,231	$2,818,355
[q]Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1, 5.00%,
9/25/19	United States	1,532,906	1,607,447
[d,g,q]Credit Suisse Mortgage Capital Certificates, 2009-15R, 3A1, 144A, FRN,
5.371%, 3/26/36	United States	7,979,993	8,202,447
FHLMC, 2643, OG, 5.00%, 7/15/32	United States	1,184,985	1,192,201
[g]FNMA, 2005-122, FN, FRN, 0.502%, 1/25/36	United States	1,054,980	1,051,922
Greenwich Capital Commercial Funding Corp.,
[g]2006-GG7, AJ, FRN, 5.82%, 7/10/38	United States	18,910,000	19,549,281
[g]2006-GG7, AM, FRN, 6.014%, 7/10/38	United States	4,685,000	4,994,067
2007-GG9, A4, 5.444%, 3/10/39	United States	22,885,000	24,650,120
JP Morgan Chase Commercial Mortgage Securities Trust,
[g,q]2006-CB14, B, FRN, 5.537%, 12/12/44	United States	8,000,000	3,210,506
2006-CB17, AM, 5.464%, 12/12/43	United States	16,790,000	17,567,397
[g]2006-LDP7, AJ, FRN, 5.873%, 4/15/45	United States	18,983,000	19,372,195
[g]LB-UBS Commercial Mortgage Trust, 2006-C4, AJ, FRN, 5.857%,
6/15/38	United States	11,540,000	12,130,963
[g]Merrill Lynch Mortgage Investors Inc., 2003-A, 1A, FRN, 0.892%,
3/25/28	United States	2,451,967	2,409,267
[g]Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.282%, 11/12/37	United States	8,000,000	8,281,228
[g]Morgan Stanley ABS Capital I Inc. Trust,
2003-HE1, M1, FRN, 1.352%, 5/25/33	United States	4,024,449	3,796,851
2005-WMC, M2, FRN, 0.887%, 1/25/35	United States	3,396,361	3,286,854
Morgan Stanley Capital I Trust,
[d]2005-RR6, AJ, 144A, 5.233%, 5/24/43	United States	4,733,988	4,682,696
[g]2006-HQ8, AJ, FRN, 5.497%, 3/12/44	United States	14,956,000	15,471,316
[g]2007-IQ16, AM, FRN, 6.099%, 12/12/49	United States	21,470,000	23,841,898
[g]Wachovia Bank Commercial Mortgage Trust,
2006-C23, AJ, FRN, 5.515%, 1/18/45	United States	7,675,000	7,984,091
FRN, 5.727%, 5/15/16	United States	6,683,000	6,731,619
[q]Wells Fargo Mortgage Backed Securities Trust,
[g]2004-I, 2A1, FRN, 2.654%, 6/25/34	United States	1,577,158	1,577,804
[g]2004-W, A9, FRN, 2.762%, 11/25/34	United States	2,550,186	2,624,535
2007-3, 3A1, 5.50%, 4/25/37	United States	605,864	626,849
[k]Weyerhaeuser Mortgage Co., 1984-A, 7.43%, 1/01/24	United States	18,967	18,967
			370,325,334
Diversified Financials 7.4%
[g]Aames Mortgage Investment Trust, 2005-4, M1, FRN, 0.857%,
10/25/35	United States	2,238,857	2,241,289
[g]American Express Credit Account Master Trust,
2008-2, A, FRN, 1.413%, 9/15/20	United States	15,550,000	16,030,130
2008-6, A, FRN, 1.353%, 2/15/18	United States	2,827,000	2,848,133
2012-1, A, FRN, 0.423%, 1/15/20	United States	8,160,000	8,172,281
2012-3, A, FRN, 0.303%, 3/15/18	United States	5,630,000	5,632,514
[g]American Express Credit Account Secured Note Trust, 2012-4, A, FRN,
0.393%, 5/15/20	United States	11,193,000	11,187,141
[g]American Home Mortgage Investment Trust, 2004-3, 4A, FRN, 1.833%,
10/25/34	United States	2,991,923	2,962,221

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[g]Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through
Certificates, 2004-R4, M1, FRN, 0.977%, 6/25/34	United States	9,076,327	$8,884,753
[g]Amortizing Residential Collateral Trust, 2002-BC1, M1, FRN, 1.427%,
1/25/32	United States	51,394	37,079
[d]Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	8,740,000	8,475,877
[d,g]ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.235%, 11/25/20	United States	1,090,000	1,073,094
[d,g]ARES CLO Ltd., 2007-3RA, B, 144A, FRN, 0.599%, 4/16/21	United States	9,780,000	9,376,282
[d,g]ARES XI CLO Ltd., 2007-11A, A1C, 144A, FRN, 0.50%, 10/11/21	United States	5,343,276	5,241,219
[g]Argent Securities Inc., 2005-W2, A2C, FRN, 0.512%, 10/25/35	United States	6,225,000	5,795,313
[d,g]Atrium CDO Corp., 10A, C, 144A, FRN, 2.829%, 7/16/25	United States	4,650,000	4,456,839
[d,g]Atrium IX, 9A, C, 144A, FRN, 3.488%, 2/28/24	United States	3,500,000	3,470,670
[d,g]Babson CLO Inc., 2007-1A, A1, 144A, FRN, 0.456%, 1/18/21	United States	6,807,650	6,763,604
[d,g,h]Ballyrock CDO Ltd. LLC, 2014-1A, B, 144A, FRN, 3.431%, 10/20/26	Cayman Islands	10,000,000	9,870,100
[g]Bayview Financial Acquisition Trust, 2004-D, M1, FRN, 0.782%, 8/28/44	United States	5,825,030	5,836,576
[g]Bear Stearns Alt-A Trust, 2004-13, A2, FRN, 1.032%, 11/25/34	United States	1,636,653	1,573,849
[d,g]Bridgeport CLO Ltd., 2006-1A, B, 144A, FRN, 0.881%, 7/21/20	United States	2,000,000	1,903,500
[d,g]Catamaran CLO Ltd., 2014-2A, B, 144A, FRN, 3.233%, 10/18/26	United States	5,497,000	5,276,295
[d,g]Cent CDO Ltd., 2007-15A,
A2B, 144A, FRN, 0.575%, 3/11/21	United States	5,686,824	5,325,483
B, 144A, FRN, 0.955%, 3/11/21	United States	6,000,000	5,581,140
[d,g]Cent CDO XI Ltd., 2006-11A, B, 144A, FRN, 1.033%, 4/25/19	United States	2,680,000	2,552,432
[d,g]Cent CLO LP, 2013-20A, A, 144A, FRN, 1.714%, 1/25/26	United States	3,000,000	2,987,400
[g]Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2,
FRN, 0.652%, 2/25/35	United States	675,545	621,546
[g]Chase Issuance Trust,
2012-A6, A, FRN, 0.283%, 8/15/17	United States	2,210,000	2,208,413
2012-A9, A9, FRN, 0.303%, 10/16/17	United States	2,210,000	2,210,781
2013-A6, A6, FRN, 0.573%, 7/15/20	United States	17,443,000	17,503,789
2014-A3, A3, FRN, 0.353%, 5/15/18	United States	22,980,000	22,980,563
[d,g]Chatham Light CLO Ltd., 2005-2A, A2, 144A, FRN, 0.639%, 8/03/19	United States	5,410,000	5,391,390
[d,g]CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.634%, 7/26/21	United States	1,420,000	1,363,512
[d,g]Colony American Homes, 2014-1A, A, 144A, FRN, 1.40%, 5/17/31	United States	10,102,489	10,109,676
[d]Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/22	United States	25,050,000	25,050,000
[d]ColumbusNova CLO IV Ltd., 2007-2A, B, 144A, 1.481%, 10/15/21	United States	1,590,000	1,563,224
[d,g]ColumbusNova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.231%, 10/15/21	United States	690,000	674,082
[d]Countryplace Manufactured Housing Contract Trust, 2005-A3, 144A,
4.80%, 12/15/35	United States	609,463	622,049
[d,g]CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.467%, 10/20/43	United States	12,537,962	12,384,685
[d,g]DLJ Mortgage Acceptance Corp., 1997-CF1, S, 144A, IO, FRN, 0.829%,
5/15/30	United States	2,164	6
[d,g]Eaton Vance CDO Ltd., 2014-1A,
B, 144A, FRN, 2.285%, 7/15/26	United States	1,813,400	1,761,174
C, 144A, FRN, 3.235%, 7/15/26	United States	1,558,600	1,521,599
[d]Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	2,920,000	2,954,456
[d]G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	9,275,000	8,967,858
[d,g]Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.64%, 11/01/17	United States	4,700,000	4,653,329
[q]GMAC Commercial Mortgage Securities Inc., 2005-C1, B, 4.936%,
5/10/43	United States	10,285,000	2,558,295

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
Green Tree Financial Corp.,
1996-9, M1, 7.63%, 8/15/27	United States	3,994,830		$4,396,998
1999-3, A7, 6.74%, 2/01/31	United States	552,378		554,311
Greenpoint Manufactured Housing, 1999-3, 1A7, 7.27%, 6/15/29	United States	15,889,973		16,039,529
[g]GSAA Home Equity Trust, 05-5, M3, FRN, 1.097%, 2/25/35	United States	3,550,000		3,350,501
[d]Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%,
10/20/24	United States	2,620,000		2,647,222
[g]Home Equity Mortgage Trust, 2004-4, M3, FRN, 1.127%, 12/25/34	United States	3,775,334		3,433,749
[g,q]JP Morgan Chase Commercial Mortgage Securities Trust, 2006-CB16, B,
FRN, 5.672%, 5/12/45	United States	6,745,000		5,178,783
[g]JP Morgan Mortgage Acquisition Corp., 2006-ACC1, A4, FRN, 0.302%,
5/25/36	United States	1,456,064		1,437,232
[d,g]Katonah Ltd., 2007-IA, A2L, 144A, FRN, 1.731%, 4/23/22	United States	5,416,684		5,400,542
[d,g]Landmark IX CDO Ltd., 2007-9A, C, 144A, FRN, 0.931%, 4/15/21	United States	2,190,000		2,108,291
[d]Legacy Benefits Insurance Settlements LLC, 2004-1, A, 144A, 5.35%,
2/10/39	United States	1,515,036		1,443,072
Lehman ABS Corp., 2003-1, A1, 5.50%, 12/25/33	United States	3,930,634		4,025,449
[g,q]Long Beach Mortgage Loan Trust, 2005-WL2, M1, FRN, 0.622%,
8/25/35	United States	2,018,042		2,003,996
[d,g]Mountain View CLO II Ltd., 2006-2A, C, 144A, FRN, 0.93%, 1/12/21	United States	4,000,000		3,769,280
[d,g]Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.576%, 12/24/39	United States	2,341,922		2,301,047
[d,g]Pegasus 2006-1 Ltd., 2006-1A, A1, 144A, FRN, 0.552%, 7/25/49	United States	6,430,000		5,918,815
Residential Asset Securities Corp.,
2001-KS2, AI5, 7.514%, 6/25/31	United States	8,615		8,728
2004-KS1, AI4, 4.213%, 4/25/32	United States	169,105		169,009
[g]2005-AHL2, A2, FRN, 0.412%, 10/25/35	United States	42,309		42,368
[g]SLM Student Loan Trust, 2005-4, A2, FRN, 0.314%, 4/26/21	United States	54,275		54,244
[g]Structured Asset Securities Corp.,
2002-1A, 2A1, FRN, 1.743%, 2/25/32	United States	26,895		24,116
2006-WF1, A5, FRN, 0.452%, 2/25/36	United States	7,575,575		7,459,543
[e,g]Talisman 6 Finance, Reg S, FRN, 0.262%, 10/22/16	Germany	12,558,768	EUR	15,360,661
[d,g]Veritas CLO Ltd., 2006-2A, A2, 144A, FRN, 0.56%, 7/11/21	United States	1,300,000		1,276,210
[d,g]West CLO Ltd., 2014-1A,
A2, 144A, FRN, 2.333%, 7/18/26	United States	2,860,000		2,860,000
B, 144A, FRN, 3.083%, 7/18/26	United States	7,540,000		7,365,072
[d,g]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.465%, 8/01/22	United States	3,442,858		3,415,005
				370,699,414
Real Estate 0.2%
[d,g]American Homes 4 Rent, 2014-SFR1, A, 144A, FRN, 1.25%, 6/17/31	United States	2,425,480		2,411,626
[d,g]Citigroup Mortgage Loan Trust Inc., 2013-A, A, 144A, FRN, 3.00%,
5/25/42	United States	6,192,028		6,271,602
				8,683,228
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $725,738,947)				749,707,976

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Mortgage-Backed Securities 18.1%
[g]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 1.926% - 3.275%, 11/01/27 – 10/01/36	United States	4,076,357	$4,253,038
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 2.0%
FHLMC 30 Year, 6.00%, 6/01/37	United States	108,804	122,800
FHLMC 30 Year, 6.50%, 8/01/25 - 11/01/31	United States	164,612	188,645
FHLMC 30 Year, 7.00%, 7/01/31	United States	7,367	7,888
FHLMC 30 Year, 8.00%, 2/01/30	United States	47,336	55,986
FHLMC 30 Year, 8.50%, 10/01/24	United States	8,354	10,219
FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18	United States	85,044	89,741
FHLMC Gold 15 Year, 5.50%, 11/01/22	United States	252,788	267,441
FHLMC Gold 15 Year, 6.00%, 2/01/17 - 9/01/22	United States	797,465	875,378
[h]FHLMC Gold 30 Year, 4.00%, 11/01/39	United States	47,700,000	50,606,720
FHLMC Gold 30 Year, 4.50%, 3/01/39	United States	3,896,944	4,222,755
FHLMC Gold 30 Year, 5.00%, 8/01/33 - 2/01/39	United States	29,675,493	32,796,909
FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37	United States	2,893,164	3,223,919
FHLMC Gold 30 Year, 6.00%, 5/01/33 - 4/01/38	United States	3,148,302	3,557,140
FHLMC Gold 30 Year, 6.50%, 4/01/28 - 3/01/39	United States	2,304,841	2,650,336
FHLMC Gold 30 Year, 7.00%, 1/01/28 - 7/01/32	United States	149,251	172,612
FHLMC Gold 30 Year, 7.50%, 3/01/32	United States	30,375	34,862
FHLMC Gold 30 Year, 8.50%, 8/01/30	United States	4,923	5,655
FHLMC Gold 30 Year, 9.00%, 1/01/22	United States	11,761	11,921
FHLMC Gold 30 Year, 10.00%, 10/01/30	United States	24,276	24,765
			98,925,692
[g]Federal National Mortgage Association (FNMA) Adjustable Rate 0.2%
FNMA, 1.737% - 4.733%, 6/01/17 - 10/01/36	United States	9,255,355	9,824,229
Federal National Mortgage Association (FNMA) Fixed Rate 14.7%
[h]FNMA 15 Year, 3.00%, 11/01/27	United States	226,700,000	235,130,413
FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19	United States	233,057	245,815
FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18	United States	177,412	187,342
FNMA 15 Year, 5.50%, 6/01/16 - 12/01/23	United States	551,708	597,558
FNMA 15 Year, 6.00%, 5/01/17 - 9/01/22	United States	114,066	122,394
FNMA 15 Year, 6.50%, 4/01/16 - 9/01/16	United States	2,993	3,045
[h]FNMA 30 Year, 3.00%, 10/01/42	United States	175,000,000	175,041,008
[h]FNMA 30 Year, 3.50%, 11/01/42	United States	16,000,000	16,546,242
[h]FNMA 30 Year, 4.00%, 11/01/40	United States	253,000,000	268,634,621
FNMA 30 Year, 5.00%, 6/01/36 - 5/01/39	United States	4,080,523	4,518,575
FNMA 30 Year, 5.50%, 6/01/33 - 8/01/37	United States	13,645,721	15,376,401
FNMA 30 Year, 6.00%, 9/01/32 - 9/01/38	United States	19,475,832	22,083,758
FNMA 30 Year, 6.50%, 5/01/28 - 5/01/37	United States	471,946	537,940
FNMA 30 Year, 7.00%, 11/01/25	United States	4,638	4,744
FNMA 30 Year, 7.50%, 1/01/30	United States	20,542	25,170
FNMA 30 Year, 8.50%, 4/01/30 - 5/01/32	United States	121,862	147,202
FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27	United States	132,817	147,630
			739,349,858
[g]Government National Mortgage Association (GNMA) Adjustable
Rate 0.0%†
GNMA, 1.625%, 1/20/23 - 10/20/26	United States	69,701	72,138

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Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate 1.1%
GNMA I SF 30 Year, 6.00%, 1/15/39	United States	394,824	$445,379
GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38	United States	82,287	94,155
GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31	United States	61,159	71,307
GNMA I SF 30 Year, 7.50%, 2/15/17 - 5/15/26	United States	173,370	182,056
GNMA I SF 30 Year, 8.00%, 8/15/16 - 5/15/17	United States	39,201	39,555
GNMA I SF 30 Year, 9.00%, 9/15/25 - 1/15/31	United States	2,243	2,363
[h]GNMA II SF 30 Year, 3.50%, 11/01/42	United States	50,000,000	52,313,476
GNMA II SF 30 Year, 6.00%, 5/20/31	United States	9,012	10,387
GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38	United States	978,889	1,118,414
GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33	United States	86,717	102,511
GNMA II SF 30 Year, 8.00%, 7/20/27	United States	53,698	55,381
			54,434,984
Total Mortgage-Backed Securities
(Cost $896,518,175)			906,859,939
Municipal Bonds 3.3%
Alabama Federal Aid Highway Finance Authority Federal Highway
Revenue, Grant Anticipation Bond, 5.00%, 9/01/25	United States	14,000,000	16,417,940
Arkansas State GO, Four-Lane Highway Construction and Improvement
Bonds, 3.25%, 6/15/22	United States	13,800,000	14,969,964
California State GO, Various Purpose, 6.00%, 11/01/39	United States	2,385,000	2,896,559
[g]California State Judgement Trust COP, FRN, 1.583%, 6/01/15	United States	1,000,000	984,290
Chicago Transit Authority Sales and Transfer Tax Receipts Revenue,
Pension Funding, Series A, 6.899%, 12/01/40	United States	800,000	991,848
Coachella Valley USD, GO, Riverside and Imperial Counties, Election of
2005, Series D, AGMC Insured, 5.00%, 8/01/37	United States	6,395,000	7,131,832
Colorado State ISD, GO, Mitchell and Scurry Counties, School Building,
PSF Guarantee, 5.00%, 8/15/38	United States	2,600,000	2,987,738
Connecticut State GO, Series B, 5.00%, 4/15/18	United States	650,000	740,896
Evansville Local Public Improvement Bond Bank Revenue, Sewage Works
Project, Series A, 5.00%, 7/01/36	United States	1,355,000	1,525,418
Florida Hurricane Catastrophe Fund Finance Corp. Revenue, Series A,
2.995%, 7/01/20	United States	16,800,000	17,020,080
Illinois State GO, 5.877%, 3/01/19	United States	9,200,000	10,220,188
Massachusetts State GO, Consolidated Loan of 2014, Series A, 4.50%,
12/01/43	United States	4,950,000	5,302,489
Minnesota State GO, Various Purpose, Refunding, Series F, 4.00%,
10/01/24	United States	5,760,000	6,564,269
Nassau County GO, General Improvement Bonds, Series B, 5.00%,
4/01/39	United States	7,700,000	8,540,455
4/01/43	United States	8,150,000	8,921,479
New Jersey EDA Revenue, School Facilities Construction, Refunding,
Series NN, 5.00%, 3/01/30	United States	3,300,000	3,607,197
New York City Municipal Water Finance Authority Water and Sewer System
Revenue, Second General Resolution, Fiscal 2014, Refunding, Series BB,
5.00%, 6/15/46	United States	4,865,000	5,437,854
New York State Urban Development Corp. Revenue, State Personal
Income Tax, General Purpose, Series C, 5.00%, 3/15/29	United States	20,725,000	24,304,622

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Municipal Bonds (continued)
Puerto Rico Electric Power Authority Power Revenue, Series A, 6.75%,
7/01/36	United States	12,000,000		$6,000,120
Puerto Rico Sales Tax FICO Revenue, Capital Appreciation, Refunding,
Series A, zero cpn., 8/01/26	United States	10,300,000		3,736,943
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 6.50%, 8/01/44	United States	13,200,000		10,687,512
Capital Appreciation, Series A, zero cpn., 8/01/25	United States	7,450,000		2,935,672
South Carolina State Public Service Authority Revenue, Refunding,
Series B, 5.00%, 12/01/38	United States	4,500,000		5,013,270
Total Municipal Bonds (Cost $163,009,430)				166,938,635

		Shares
Escrows and Litigation Trusts 0.0%†
[a,k]Comfort Co. Inc., Escrow Account	United States	716		—
[a]Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	43,500		435
[a]Motors Liquidation Co., GUC Trust, Escrow Account	United States	1,113		25,710
[a,k]NewPage Corp., Litigation Trust	United States	2,500,000		—
Total Escrows and Litigation Trusts (Cost $47,628)				26,145

		Notional
	Counterparty	Amount*
Options Purchased 0.0%†
Calls – Over-the-Counter
Credit Default Swaptions 0.0%†
Buy protection on CDX.NA.HY.22, Premium Rate 5.00%, Strike Price $106,
Expires 12/17/14	CITI	24,000,000	[r]	$165,940
Buy protection on CDX.NA.HY.22, Premium Rate 5.00%, Strike Price $106,
Expires 12/17/14	FBCO	12,000,000	[r]	82,970
Buy protection on CDX.NA.IG.22, Premium Rate 1.00%, Strike Price $80,
Expires 12/17/14	FBCO	71,000,000	[r]	32,731
Buy Protection on CDX.NA.IG.23, Premium Rate 1.00%, Strike Price $75,
Expires 3/18/15	FBCO	75,000,000	[r]	229,800
				511,441
Currency Options 0.0%†
USD/KRW, December Strike Price 1,068 KRW, Expires 12/15/14	BZWS	9,500,000	[r]	142,462
USD/MXN, December Strike Price 13.80 MXN, Expires 12/15/14	CITI	7,200,000	[r]	27,403
USD/MYR, December Strike Price 3.37 MYR, Expires 12/15/14	CITI	7,200,000	[r]	26,993
				196,858
Interest Rate Swaptions 0.0%†
Pay fixed 3.10%, receive float 3-month USD LIBOR+29bps,
Expires 12/29/14	HSBC	251,000,000	[r]	130,771
Total Options Purchased (Cost $3,569,778)				839,070
Total Investments before Short Term Investments
(Cost $4,340,146,697)				4,427,124,134

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Short Term Investments 26.0%
Foreign Government and Agency Securities 0.0%†
[s]Bank of Negara Monetary Note, 11/06/14	Malaysia	4,185,000	MYR	$1,271,500
[s]Philippine Treasury Bill, 11/05/14	Philippines	1,620,000	PHP	36,022
Total Foreign Government and Agency Securities
(Cost $1,350,288)				1,307,522
U.S. Government and Agency Securities 7.5%
[s]U.S. Treasury Bills,
11/06/14	United States	134,200,000		134,200,000
1/02/15	United States	60,000,000		59,999,760
1/15/15	United States	55,000,000		54,999,175
11/20/14 - 2/05/15	United States	125,000,000		124,999,025
Total U.S. Government and Agency Securities
(Cost $374,192,758)				374,197,960
Total Investments before Money Market Funds
(Cost $4,715,689,743)				4,802,629,616

		Shares
Money Market Funds (Cost $925,721,636) 18.5%
[a,t]Institutional Fiduciary Trust Money Market Portfolio	United States	925,721,636		925,721,636
Total Investments (Cost $5,641,411,379) 114.3%				5,728,351,252
Options Written (0.0)%†				(110,540)
Other Assets, less Liabilities (14.3)%				(715,446,765)
Net Assets 100.0%				$5,012,793,947

		Notional
	Counterparty	Amount*
[u]Options Written (0.0)%†
Calls – Over-the-Counter
Currency Options (0.0)%†
USD/KRW, December Strike Price 1,085 KRW, Expires, 12/15/14	CITI	9,500,000	[r]	$(78,147)
USD/MXN, December Strike Price 14 MXN, Expires, 12/15/14	BZWS	7,200,000	[r]	(14,515)
USD/MYR, December Strike Price 3.4 MYR, Expires, 12/15/14	CITI	7,200,000	[r]	(17,878)
Total Options Written (Premiums Received $93,655)				$(110,540)

†Rounds to less than 0.1% of net assets.
*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bThe security is owned by FT Holdings Corporation I, a wholly-owned subsidiary of the Fund. See Note 1(g).
cAt October 31, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buy-
ers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
At October 31, 2014, the aggregate value of these securities was $680,025,533, representing 13.57% of net assets.
eSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2014, the aggregate value of these securities was $69,626,981, representing 1.39% of net assets.

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

fPerpetual security with no stated maturity date.
gThe coupon rate shown represents the rate at period end.
hSecurity purchased on a when-issued or to-be-announced (TBA) basis. See Note 1(c).
iSee Note 1(f) regarding loan participation notes.
jSee Note 1(i) regarding senior floating rate interests.
kSecurity has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2014, the aggregate value of these securities was $32,408, representing less than 0.01% of net assets.
lIncome may be received in additional securities and/or cash.
mPrincipal amount is stated in 100 Mexican Peso Units.
nPrincipal amount of security is adjusted for inflation. See Note 1(k).
oPrincipal amount is stated in 1,000 Brazilian Real Units.
pRedemption price at maturity is adjusted for inflation. See Note 1(k).
qThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
rAmount represents notional amount under the terms of the option.
sThe security is traded on a discount basis with no stated coupon rate.
tSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
uSee Note 1(d) regarding written options.

At October 31, 2014, the fund had the following financial futures contracts outstanding. See Note 1(d).

Financial Futures Contracts
		Number of	Notional	Expiration	Unrealized	Unrealized
Description	Type	Contracts	Value	Date	Appreciation	Depreciation
Interest Rate Contracts
U.S. Treasury 2 Yr. Note	Short	1,019	$223,734,188	12/31/14	$—	$(639,422)
U.S. Treasury 5 Yr. Note	Short	3,623	432,693,758	12/31/14	—	(2,449,280)
U.S. Treasury 10 Yr. Note	Short	350	44,225,781	12/19/14	—	(525,875)
Net unrealized appreciation (depreciation)						$(3,614,577)

At October 31, 2014, the fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date	Appreciation	Depreciation
Euro	DBAB	Sell	961,000	1,301,050	11/10/14	$96,359	$—
Euro	JPHQ	Sell	78,316	104,430	11/12/14	6,253	—
Japanese Yen	JPHQ	Sell	857,065,000	8,666,852	11/13/14	1,029,421	—
Euro	MSCO	Sell	1,183,360	1,592,548	11/17/14	109,045	—
Singapore Dollar	MSCO	Buy	14,102,839	11,315,312	11/17/14	—	(338,237)
Malaysian Ringgit	DBAB	Buy	1,339,880	411,170	11/19/14	—	(4,592)
Euro	DBAB	Sell	233,000	315,331	11/20/14	23,228	—
Euro	JPHQ	Sell	888,264	1,202,367	11/20/14	88,786	—
Japanese Yen	JPHQ	Sell	2,236,935,360	22,425,080	11/20/14	2,490,372	—
Malaysian Ringgit	HSBC	Buy	790,000	242,629	11/20/14	—	(2,928)
Euro	MSCO	Sell	4,438,000	6,012,425	12/04/14	448,169	—
Euro	DBAB	Sell	159,550	219,405	12/18/14	19,346	—
Malaysian Ringgit	DBAB	Buy	2,028,100	605,403	1/07/15	7,876	—
Canadian Dollar	BZWS	Buy	8,841,000	7,999,734	1/09/15	—	(167,777)
Canadian Dollar	CITI	Buy	2,898,000	2,587,731	1/09/15	—	(20,486)
Canadian Dollar	DBAB	Buy	7,846,000	7,077,107	1/09/15	—	(126,589)

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						STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
Canadian Dollar	DBAB	Sell	3,143,000	2,827,710		1/09/15	$43,428	$—
Chilean Peso	BZWS	Buy	1,862,800,000	3,214,495		1/09/15	2,285	—
Euro	BZWS	Sell	2,472,961	3,403,808		1/09/15	302,481	—
Euro	CITI	Sell	2,584,200	3,501,824		1/09/15	260,992	—
Euro	DBAB	Buy	3,132,237	4,358,821		1/09/15	—	(430,699)
Euro	DBAB	Sell	22,752,696	30,970,795		1/09/15	2,436,759	—
Euro	JPHQ	Sell	1,062,724	1,462,175		1/09/15	129,419	—
Japanese Yen	BZWS	Sell	716,900,000	7,019,508		1/09/15	626,019	—
Japanese Yen	CITI	Sell	1,431,560,000	14,003,848		1/09/15	1,236,847	—
Japanese Yen	DBAB	Sell	14,747,964,120	142,590,432		1/09/15	11,064,493	—
Japanese Yen	GSCO	Sell	478,870,000	4,677,150		1/09/15	406,471	—
Japanese Yen	HSBC	Sell	720,750,000	7,136,351		1/09/15	708,526	—
Japanese Yen	JPHQ	Sell	1,676,801,000	16,492,272		1/09/15	1,538,152	—
Malaysian Ringgit	DBAB	Buy	21,721,000	6,426,902		1/09/15	140,426	—
Malaysian Ringgit	DBAB	Sell	9,816,000	2,992,774		1/09/15	24,914	—
Singapore Dollar	DBAB	Buy	12,305,600	9,708,066		1/09/15	—	(129,823)
Euro	DBAB	Sell	8,374,000	10,924,894		2/06/15	420,986	—
Canadian Dollar	BZWS	Buy	1,848,000	1,653,884		2/09/15	—	(18,092)
Canadian Dollar	HSBC	Buy	3,103,000	2,776,897		2/09/15	—	(30,219)
Chilean Peso	DBAB	Buy	225,860,000	390,761		2/09/15	—	(1,859)
Chilean Peso	JPHQ	Buy	824,603,750	1,406,694		2/09/15	13,169	—
Euro	DBAB	Sell	53,496,190	73,777,245		2/09/15	6,673,008	—
Euro	JPHQ	Sell	6,587,400	9,159,359		2/09/15	896,295	—
Singapore Dollar	DBAB	Buy	2,965,200	2,341,255		2/09/15	—	(33,260)
Singapore Dollar	HSBC	Buy	3,390,000	2,676,953		2/09/15	—	(38,310)
Singapore Dollar	JPHQ	Buy	2,117,000	1,671,905		2/09/15	—	(24,116)
Chilean Peso	JPHQ	Buy	562,321,000	980,507		3/09/15	—	(14,624)
Chilean Peso	MSCO	Buy	1,195,400,000	2,114,707		3/09/15	—	(61,402)
Euro	DBAB	Sell	13,480,249	18,345,980		3/09/15	1,433,384	—
Euro	GSCO	Sell	1,024,000	1,403,443		3/09/15	118,712	—
Euro	JPHQ	Sell	11,680,000	16,112,151		3/09/15	1,458,184	—
Japanese Yen	DBAB	Sell	6,090,340,000	59,818,144		3/09/15	5,468,530	—
Japanese Yen	HSBC	Sell	452,730,000	4,428,977		3/09/15	388,857	—
Japanese Yen	JPHQ	Sell	1,328,470,000	12,993,376		3/09/15	1,138,237	—
Singapore Dollar	DBAB	Buy	3,192,500	2,556,229		3/09/15	—	(71,294)
Singapore Dollar	HSBC	Buy	2,551,000	2,041,715		3/09/15	—	(56,102)
Singapore Dollar	JPHQ	Buy	15,450,000	12,362,967		3/09/15	—	(337,206)
Singapore Dollar	MSCO	Buy	8,200,000	6,528,143		3/09/15	—	(145,538)
Swedish Krona	DBAB	Buy	188,676,100	20,686,354	EUR	3/09/15	—	(389,457)
Swiss Franc	DBAB	Buy	13,270,875	14,680,171		4/16/15	—	(859,839)
Swiss Franc	DBAB	Sell	13,270,875	14,914,055		4/16/15	1,093,722	—
Chilean Peso	CITI	Buy	906,403,000	1,522,087		5/07/15	26,705	—
Chilean Peso	MSCO	Buy	3,670,729,000	6,340,869		5/07/15	—	(68,608)
Euro	BZWS	Sell	1,973,970	2,600,266		5/07/15	122,599	—
Euro	CITI	Sell	615,870	824,967		5/07/15	51,946	—
Euro	DBAB	Sell	65,571,692	86,315,843		5/07/15	4,012,262	—
Euro	HSBC	Sell	267,000	341,979		5/07/15	6,849	—
Euro	JPHQ	Sell	3,445,999	4,617,570		5/07/15	292,257	—
Japanese Yen	DBAB	Sell	117,763,200	1,092,220		5/07/15	40,578	—
Philippine Peso	JPHQ	Buy	566,370,000	12,864,736		5/07/15	—	(320,118)
Euro	DBAB	Sell	31,500,000	41,507,550		6/05/15	1,958,290	—

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date	Appreciation	Depreciation
Chilean Peso	DBAB	Buy	651,808,600	1,100,006	6/18/15	$9,155	$—
Euro	DBAB	Sell	3,725,791	4,749,266	6/18/15	70,810	—
Euro	DBAB	Sell	1,710,278	2,198,391	6/22/15	50,719	—
Euro	DBAB	Sell	8,374,000	10,963,814	2/05/16	412,683	—
Euro	DBAB	Sell	10,260,000	13,583,727	8/05/16	619,167	—
Japanese Yen	JPHQ	Sell	538,462,167	5,279,041	9/02/16	423,833	—
Unrealized appreciation (depreciation)						50,441,004	(3,691,175)
Net unrealized appreciation (depreciation)						$46,749,829

*In U.S. dollars unless otherwise indicated.
aMay be comprised of multiple contracts using the same currency and settlement date.

At October 31, 2014, the fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
						Upfront
				Periodic		Premiums
	Counter-	Notional		Payment	Expiration	Paid	Unrealized	Unrealized	Market
Description	party	Amount[a]		Rate	Date (Received)		Appreciation	Depreciation	Value	Rating[b]
OTC Swaps
Contracts to Buy Protection
Single Name
Bank of America Corp.	FBCO	20,000,000		1.00%	9/20/17	$173,770	$—	$(478,256)	$(304,486)
Centex Corp.	FBCO	7,795,000		5.00%	6/20/16	(319,576)	—	(312,671)	(632,247)
Centex Corp.	JPHQ	12,000,000		5.00%	6/20/16	(588,876)	—	(384,436)	(973,312)
CIT Group Inc.	GSCO	22,500,000		5.00%	6/20/17	(1,861,068)	—	(418,405)	(2,279,473)
CNA Financial Corp.	GSCO	10,000,000		5.00%	12/20/14	(44,792)	—	(23,224)	(68,016)
Constellation Brands Inc.	BZWS	5,000,000		5.00%	6/20/17	(403,324)	—	(171,720)	(575,044)
Constellation Brands Inc.	DBAB	2,000,000		5.00%	6/20/17	(162,437)	—	(67,581)	(230,018)
D.R. Horton Inc.	JPHQ	7,000,000		5.00%	3/20/16	(374,753)	—	(80,418)	(455,171)
Dean Foods Co.	JPHQ	11,506,000		5.00%	6/20/16	(558,156)	—	(167,409)	(725,565)
Dell Inc.	GSCO	15,000,000		5.00%	6/20/16	(1,019,247)	—	(74,701)	(1,093,948)
DISH DBS Corp.	GSCO	5,000,000		5.00%	3/20/16	(269,873)	—	(33,796)	(303,669)
DISH DBS Corp.	JPHQ	6,000,000		5.00%	3/20/16	(323,847)	—	(40,555)	(364,402)
DPL Inc.	MSCO	875,000		5.00%	12/20/16	(61,266)	—	(5,589)	(66,855)
El Paso Corp.	GSCO	1,100,000		5.00%	6/20/17	(109,479)	—	(30,768)	(140,247)
Embarq Corp.	BZWS	8,500,000		5.00%	6/20/16	(359,600)	—	(308,558)	(668,158)
Embarq Corp.	DBAB	1,500,000		5.00%	6/20/16	(65,452)	—	(52,459)	(117,911)
Embarq Corp.	GSCO	10,000,000		5.00%	6/20/16	(478,586)	—	(307,482)	(786,068)
First Data Corp.	BZWS	13,100,000		5.00%	3/20/15	(121,262)	—	(108,351)	(229,613)
First Data Corp.	DBAB	3,900,000		5.00%	3/20/15	(36,117)	—	(32,241)	(68,358)
Gannett Co. Inc.	GSCO	3,000,000		5.00%	9/20/15	(126,097)	—	(1,025)	(127,122)
Government of Ireland	MSCO	10,000,000	EUR	1.00%	3/20/15	324,963	—	(363,804)	(38,841)
HCA Inc.	GSCO	5,054,000		5.00%	3/20/16	(220,730)	—	(92,667)	(313,397)
Kinder Morgan Inc.	GSCO	19,426,000		5.00%	3/20/16	(1,163,414)	—	(123,856)	(1,287,270)
Lennar Corp.	CITI	4,150,000		5.00%	9/20/19	(457,608)	—	(176,298)	(633,906)
Lennar Corp.	CITI	6,200,000		5.00%	12/20/19	(804,777)	—	(158,198)	(962,975)
Lennar Corp.	GSCO	7,692,000		5.00%	6/20/15	(14,420)	—	(219,041)	(233,461)
The New York Times Co.	GSCO	11,700,000		5.00%	12/20/16	(450,113)	—	(709,762)	(1,159,875)
Pactiv LLC	UBSW	12,000,000		5.00%	6/20/17	462,231	—	(1,589,999)	(1,127,768)
PPL Energy Supply LLC	JPHQ	11,400,000		5.00%	6/20/16	(799,170)	—	(19,158)	(818,328)

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)
						Upfront
				Periodic		Premiums
	Counter-	Notional		Payment	Expiration	Paid	Unrealized	Unrealized	Market
Description	party	Amount[a]		Rate	Date	(Received)	Appreciation	Depreciation	Value	Rating
OTC Swaps (continued)
Contracts to Buy Protection (continued)
Single Name (continued)
The Ryland Group Inc.	GSCO	4,750,000		5.00%	3/20/15	(3,981)	$—	$(82,851)	$(86,832)
Seagate Technology HDD
Holdings	GSCO	2,346,000		5.00%	12/20/16	(212,061)	—	(20,252)	(232,313)
Tenet Healthcare Corp	BZWS	13,160,000		5.00%	12/20/16	(851,407)	—	(304,149)	(1,155,556)
Toll Brothers Inc.	FBCO	2,010,000		5.00%	6/20/15	(36,063)	—	(26,515)	(62,578)
Contracts to Sell Protection[c]
Single Name
Anadarko Petroleum Corp.	BZWS	10,000,000		1.00%	9/20/19	229,593	—	(162,586)	67,007	BBB
Bank of America Corp.	FBCO	20,000,000		1.00%	9/20/17	(173,769)	481,349	—	307,580	A-
Beazer Homes USA Inc.	CITI	4,150,000		5.00%	9/20/19	82,607	37,893	—	120,500	CCC
Beazer Homes USA Inc.	CITI	6,200,000		5.00%	12/20/19	181,598	—	(49,269)	132,329	CCC
Berkshire Hathaway Finance
Corp.	FBCO	14,300,000		1.00%	3/20/18	(57,410)	357,298	—	299,888	AA
Berkshire Hathaway Inc.	DBAB	10,000,000		1.00%	9/20/17	(57,596)	250,320	—	192,724	AA
Citigroup Inc.	FBCO	2,500,000		1.00%	9/20/20	11,991	12,558	—	24,549	A-
First Data Corp.	BZWS	14,000,000		5.00%	3/20/16	109,894	714,169	—	824,063	B-
First Data Corp.	DBAB	3,000,000		5.00%	3/20/16	(7,328)	183,913	—	176,585	B-
Freeport-McMoRan Inc.	DBAB	6,500,000		1.00%	3/20/23	(393,492)	—	(153,703)	(547,195)	BBB
Government of Poland	GSCO	5,300,000		1.00%	12/20/19	94,824	—	(3,537)	91,287	A-
Prudential Financial Inc.	BOFA	8,800,000		1.00%	12/20/21	(185,806)	250,642	—	64,836	A
PSEG Power LLC	JPHQ	11,700,000		1.00%	6/20/19	(40,718)	83,502	—	42,784	BBB+
PSEG Power LLC	JPHQ	5,700,000		1.00%	9/20/19	(44,179)	50,478	—	6,299	BBB+
Republic of Portugal	DBAB	8,500,000		1.00%	9/20/19	(449,144)	144,089	—	(305,055)	NR
Tate & Lyle International
Finance PLC	CITI	7,200,000	EUR	1.00%	9/20/19	154,135	—	(107,008)	47,127	BBB
Tenet Healthcare Corp.	BZWS	9,400,000		5.00%	12/20/18	521,738	576,860	—	1,098,598	CCC+
Valero Energy Corp.	GSCO	9,000,000		1.00%	9/20/19	37,310	3,784	—	41,094	BBB
Traded Index
CMBX.NA.AM.2	FBCO	17,080,000		0.50%	3/15/49	(239,893)	58,644	—	(181,249)	Investment
										Grade
LCDX.NA.21	FBCO	7,029,000		2.50%	12/20/18	224,186	53,890	—	278,076	Non
										Investment
										Grade
MCDX.NA.23	CITI	10,400,000		1.00%	12/20/19	70,526	48,551	—	119,077	Investment
										Grade
MCDX.NA.23	GSCO	19,100,000		1.00%	12/20/24	(479,156)	111,617	—	(367,539)	Investment
										Grade
OTC Swaps unrealized appreciation (depreciation)							3,419,557	(7,462,298)
Net unrealized appreciation (depreciation)								$(4,042,741)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

At October 31, 2014, the fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross Currency Swap Contracts

		Expiration	Notional		Unrealized	Unrealized
Description	Counterparty	Date	Amount		Appreciation	Depreciation
Receive Fixed semi-annual 4.50%	CITI	1/01/16	15,456,481	USD	$316,769	$—
Pay Fixed annual 4.00%			90,000,000	DKK
Receive Fixed semi-annual 2.47%	DBAB	1/04/16	15,638,575	USD	491,889	—
Pay Fixed annual 2.00%			90,000,000	DKK
Net unrealized appreciation (depreciation)					$808,658
See Note 10 regarding other derivative information.

See Abbreviations on page 151.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities
October 31, 2014

	Franklin	Franklin	Franklin
	Adjustable	Floating Rate	Low Duration	Franklin
	U.S. Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,017,151,994	$4,382,317,203	$2,214,645,271	$4,715,689,743
Cost- Sweep Money Fund (Note 3f)	104,425,477	190,030,253	126,569,007	925,721,636
Total cost of investments	$2,121,577,471	$4,572,347,456	$2,341,214,278	$5,641,411,379
Value - Unaffiliated issuers	$2,053,643,725	$4,346,085,863	$2,216,685,134	$4,802,629,616
Value- Sweep Money Fund (Note 3f)	104,425,477	190,030,253	126,569,007	925,721,636
Total value of investments	2,158,069,202	4,536,116,116	2,343,254,141	5,728,351,252
Cash	15,921	7,467,202	1,150,241	2,880,543
Restricted cash (Note 1e)	—	—	3,770,000	20,745,000
Foreign currency, at value (cost $-, $-, $9,210,820 and
$12,559,514)	—	—	9,158,606	12,507,809
Receivables:
Investment securities sold	5,622,328	240,268,343	8,048,894	9,442,333
Capital shares sold	4,886,737	8,675,684	6,023,180	16,588,942
Interest	4,942,300	17,144,081	10,362,979	32,889,452
Due from brokers	—	—	6,025,650	14,521,970
Variation margin	—	111,437	185,184	730,664
Swaps(premiums paid $–, $1,517,568, $1,970,093 and
$5,534,482)	—	1,500,769	1,364,664	2,679,366
Unrealized appreciation on forward exchange contracts	—	—	15,883,870	50,441,004
Unrealized appreciation on swap contracts	—	367,810	1,380,815	4,228,215
Unrealized appreciation on unfunded loan commitments
(Note 9)	—	50,790	526	—
Other assets	520	1,178	446	973
Total assets	2,173,537,008	4,811,703,410	2,406,609,196	5,896,007,523
Liabilities:
Payables:
Investment securities purchased	—	144,050,736	10,553,260	818,646,818
Capital shares redeemed	6,984,649	19,720,500	5,840,250	11,904,312
Management fees	918,576	1,925,660	705,636	1,851,659
Distribution fees	483,943	817,397	425,990	936,278
Transfer agent fees	823,237	851,482	249,586	1,137,104
Distributions to shareholders	304,343	6,300,752	272,378	419,852
OTC Swaps (premiums received $–, $–, $11,540,100 and
$23,857,820)	—	—	8,029,057	14,426,043
Options written, at value (premiums received $–, $–,
$20,765 and $93,655)	—	—	24,473	110,540
Due to brokers	—	413,482	3,770,000	21,655,000
Unrealized depreciation on forward exchange contracts	—	—	1,317,284	3,691,175
Unrealized depreciation on swap contracts	—	—	1,982,250	7,462,298
Unrealized depreciation on unfunded loan commitments
(Note 9)	—	—	—	1,905
Accrued expenses and other liabilities	85,632	211,242	399,868	970,592
Total liabilities	9,600,380	174,291,251	33,570,032	883,213,576
Net assets, at value	$2,163,936,628	$4,637,412,159	$2,373,039,164	$5,012,793,947

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
October 31, 2014

	Franklin	Franklin	Franklin
	Adjustable	Floating Rate	Low Duration	Franklin
	U.S. Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund
Net assets consist of:
Paid-in capital	$2,264,663,357	$4,912,350,514	$2,391,726,723	$4,921,287,095
Undistributed net investment income (distributions in excess
of net investment income)	(2,438,195)	1,192,488	(7,245,931)	14,253,570
Net unrealized appreciation (depreciation)	36,491,731	(35,812,740)	15,397,389	126,512,373
Accumulated net realized gain (loss)	(134,780,265)	(240,318,103)	(26,839,017)	(49,259,091)
Net assets, at value	$2,163,936,628	$4,637,412,159	$2,373,039,164	$5,012,793,947
Class A:
Net assets, at value	$1,058,837,662	$1,874,867,416	$1,589,853,800	$3,213,446,294
Shares outstanding	122,143,791	207,286,404	157,201,116	315,760,487
Net asset value per share[a]	$8.67	$9.04	$10.11	$10.18
Maximum offering price per share (net asset value per
share ÷ 97.75%, 97.75%, 97.75% and 95.75%,
respectively)	$8.87	$9.25	$10.34	$10.63
Class A1:
Net assets, at value	$253,021,206
Shares outstanding	29,190,070
Net asset value per share[a]	$8.67
Maximum offering price per share (net asset value per
share ÷ 97.75%)	$8.87
Class C:
Net assets, at value	$428,030,738	$742,602,014	$165,952,064	$432,767,286
Shares outstanding	49,409,839	82,083,891	16,421,519	42,615,983
Net asset value and maximum offering price per share[a]	$8.66	$9.05	$10.11	$10.16
Class R:
Net assets, at value				$59,307,003
Shares outstanding				5,833,234
Net asset value and maximum offering price per share				$10.17
Class R6:
Net assets, at value	$7,192,585	$465,238	$418,538,962	$26,122,804
Shares outstanding	828,342	51,433	41,274,401	2,560,496
Net asset value and maximum offering price per share	$8.68	$9.05	$10.14	$10.20
Advisor Class:
Net assets, at value	$416,854,437	$2,019,477,491	$198,694,338	$1,281,150,560
Shares outstanding	48,037,462	223,175,530	19,589,142	125,591,836
Net asset value and maximum offering price per share	$8.68	$9.05	$10.14	$10.20

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

124 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the year ended October 31, 2014

	Franklin	Franklin	Franklin
	Adjustable	Floating Rate	Low Duration	Franklin
	U.S. Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund
Investment income:
Dividends	$—	$82,323	$812,349	$1,886,134
Interest	41,736,233	239,865,177	43,025,092	156,307,634
Paydown gain (loss)	(12,735,243)	—	(928,624)	998,446
Total investment income	29,000,990	239,947,500	42,908,817	159,192,214
Expenses:
Management fees (Note 3a)	10,232,061	25,945,257	10,750,496	22,358,362
Distribution fees: (Note 3c)
Class A	2,623,724	5,111,345	3,494,728	7,680,121
Class A1	98,095	—	—	—
Class C	3,270,988	5,146,053	923,539	2,747,017
Class R	—	—	—	289,438
Transfer agent fees: (Note 3e)
Class A	1,351,434	1,755,275	1,812,677	5,446,386
Class A1	128,483	—	—	—
Class C	648,088	679,348	184,036	749,976
Class R	—	—	—	102,708
Class R6	343	125	174	224
Advisor Class	505,073	2,186,906	226,247	2,094,050
Custodian fees (Note 4)	20,877	41,293	73,637	276,604
Reports to shareholders	221,739	397,529	242,374	665,928
Registration and filing fees	194,645	520,898	260,655	264,621
Professional fees	106,746	135,810	103,744	132,107
Trustees’ fees and expenses	21,755	56,106	20,343	51,322
Other	570,139	104,718	189,954	216,425
Total expenses	19,994,190	42,080,663	18,282,604	43,075,289
Expense reductions (Note 4)	(429)	(2,111)	(3,138)	(7,156)
Expenses waived/paid by affiliates (Note 3f and 3g)	(59,784)	(1,038,279)	(2,867,545)	(2,378,248)
Net expenses	19,933,977	41,040,273	15,411,921	40,689,885
Net investment income	9,067,013	198,907,227	27,496,896	118,502,329
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	3,915,694	(8,448,457)	4,500,523	88,372,543
Written options	—	—	85,891	534,152
Foreign currency transactions	—	—	(2,704,474)	598,854
Futures contracts	—	—	(3,313,368)	(2,675,034)
Swap contracts	—	135,170	51,899	1,820,902
Net realized gain (loss)	3,915,694	(8,313,287)	(1,379,529)	88,651,417
Net change in unrealized appreciation (depreciation) on:
Investments	(2,629,298)	(81,149,255)	(15,051,806)	(37,942,182)
Translation of other assets and liabilities denominated in foreign
currencies	—	—	17,347,411	49,256,072
Net change in unrealized appreciation
(depreciation)	(2,629,298)	(81,149,255)	2,295,605	11,313,890
Net realized and unrealized gain (loss)	1,286,396	(89,462,542)	916,076	99,965,307
Net increase (decrease) in net assets resulting from operations	$10,353,409	$109,444,685	$28,412,972	$218,467,636

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Adjustable U.S.		Franklin Floating Rate
	Government Securities Fund		Daily Access Fund
	Year Ended October 31,		Year Ended October 31,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$9,067,013	$13,269,907	$198,907,227	$128,558,953
Net realized gain (loss) from investments, and swap
contracts	3,915,694	110,010	(8,313,287)	12,460,763
Net change in unrealized appreciation (depreciation) on
investments	(2,629,298)	(29,487,215)	(81,149,255)	19,570,761
Net increase (decrease) in net assets resulting from
operations	10,353,409	(16,107,298)	109,444,685	160,590,477
Distributions to shareholders from:
Net investment income:
Class A	(11,928,926)	(18,086,171)	(74,547,275)	(55,556,299)
Class A1	(1,177,522)	—	—	—
Class B	—	—	—	(5,580)
Class C	(3,781,138)	(7,767,042)	(25,713,482)	(17,521,045)
Class R6	(16,641)	(923)	(41,968)	(22,904)
Advisor Class	(5,442,375)	(7,625,283)	(98,835,459)	(54,186,611)
Total distributions to shareholders	(22,346,602)	(33,479,419)	(199,138,184)	(127,292,439)
Capital share transactions: (Note 2)
Class A	(40,535,806)	(177,843,919)	(82,128,941)	680,448,978
Class A1	253,376,829	—	—	—
Class B	—	—	—	(982,012)
Class C	(172,020,740)	(176,136,786)	(9,898,411)	328,563,566
Class R6	6,866,077	335,003	(858,754)	1,338,251
Advisor Class	7,939,064	(17,175,253)	(313,238,514)	1,622,626,406
Total capital share transactions	55,625,424	(370,820,955)	(406,124,620)	2,631,995,189
Net increase (decrease) in net assets	43,632,231	(420,407,672)	(495,818,119)	2,665,293,227
Net assets:
Beginning of year	2,120,304,397	2,540,712,069	5,133,230,278	2,467,937,051
End of year	$2,163,936,628	$2,120,304,397	$4,637,412,159	$5,133,230,278
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(2,438,195)	$(4,276)	$1,192,488	$1,190,304

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		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Low Duration		Franklin
	Total Return Fund		Total Return Fund
	Year Ended October 31,		Year Ended October 31,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$27,496,896	$15,257,459	$118,502,329	$129,524,067
Net realized gain (loss) from investments, written options,
foreign currency transactions, futures contracts and
swap contracts	(1,379,529)	4,558,920	88,651,417	(16,844,640)
Net change in unrealized appreciation (depreciation) on
investments and translation of other assets and liabilities
denominated in foreign currencies and deferred taxes	2,295,605	(2,001,605)	11,313,890	(109,352,294)
Net increase (decrease) in net assets resulting from
operations	28,412,972	17,814,774	218,467,636	3,327,133
Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class A	(24,898,289)	(27,565,094)	(102,897,067)	(110,647,887)
Class B	—	—	—	(18,270)
Class C	(1,997,803)	(859,335)	(12,913,703)	(17,086,352)
Class R	—	—	(1,884,664)	(2,380,507)
Class R6	(8,217,276)	(9,638)	(1,155,656)	(6,378,823)
Advisor Class	(3,503,516)	(2,487,587)	(42,392,733)	(50,711,612)
Net realized gains:
Class A	—	—	—	(49,900,210)
Class B	—	—	—	(20,442)
Class C	—	—	—	(9,134,397)
Class R	—	—	—	(1,213,587)
Advisor Class	—	—	—	(22,947,325)
Total distributions to shareholders	(38,616,884)	(30,921,654)	(161,243,823)	(270,439,412)
Capital share transactions: (Note 2)
Class A	299,933,209	403,766,790	155,465,903	43,627,860
Class B	—	—	—	(2,386,299)
Class C	52,495,559	113,372,096	(27,632,362)	(86,547,995)
Class R	—	—	(6,823,750)	(18,039,553)
Class R6	419,577,578	947,088	(301,532,836)	347,214,126
Advisor Class	43,352,531	86,552,020	117,287,658	(276,012,050)
Total capital share transactions	815,358,877	604,637,994	(63,235,387)	7,856,089
Net increase (decrease) in net assets	805,154,965	591,531,114	(6,011,574)	(259,256,190)
Net assets:
Beginning of year	1,567,884,199	976,353,085	5,018,805,521	5,278,061,711
End of year	$2,373,039,164	$1,567,884,199	$5,012,793,947	$5,018,805,521
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(7,245,931)	$(6,281,762)	$14,253,570	$(23,610,608)

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FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective June 18, 2014, the Franklin Adjustable U.S. Securities Fund began offering a new class of shares, Class A1. Effective March 1, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class A1, Class C, Class R6 & Advisor Class
Franklin Adjustable U.S. Government Securities Fund

Class A, Class C, Class R6 & Advisor Class
Franklin Floating Rate Daily Access Fund
Franklin Low Duration Total Return Fund

Class A, Class C, Class R, Class R6 & Advisor Class
Franklin Total Return Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds’ calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information

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NOTES TO FINANCIAL STATEMENTS

for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

The Funds purchase securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d. Derivative Financial Instruments

The Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the fund to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential coun-terparties. The Franklin Low Duration Total Return Fund and Franklin Total Return Fund attempt to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterpar-ties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the coun-terparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the funds

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

include failure of the funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the funds of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the coun-terparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the funds’ investment objectives.

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund entered into exchange traded financial futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statements of Assets and Liabilities.

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Funds except Franklin Adjustable U.S. Government Securities Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statements of Operations.

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an

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NOTES TO FINANCIAL STATEMENTS

agreement between the fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a cross currency swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statements of Operations.

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swap-tion), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

e. Restricted Cash

At October 31, 2014, the Franklin Low Duration Total Return Fund and Franklin Total Return received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the fund’s custodian and is reflected in the Statement of Assets and Liabilities.

f. Loan Participation Notes

Franklin Total Return Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the fund. Participations typically result in the fund having a contractual relationship only with the Lender and not with the borrower. The fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. FT Holdings Corporation I (FT Subsidiary)

The Franklin Total Return Fund invests in certain financial instruments through its investment in the FT subsidiary. The FT subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the fund, and is able to invest in certain financial instruments consistent with the investment objective of the fund. At October 31, 2014, the FT subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT subsidiary are reflected in the fund’s Statement of Investments and Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the fund and the FT subsidiary. All intercompany transactions and balances have been eliminated.

h. Mortgage Dollar Rolls

The Franklin Total Return Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

i. Senior Floating Rate Interests

The Funds except Franklin Adjustable U.S. Government Securities Fund, invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2014, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statements of Operations.

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l. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At October 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Adjustable
	U.S. Government		Franklin Floating Rate
	Securities Fund		Daily Access Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended October 31, 2014
Shares sold	56,726,333	$493,156,230	62,743,683	$576,216,697
Shares issued in reinvestment of distributions	1,211,754	10,533,553	7,278,949	66,675,264
Shares redeemed	(62,585,334)	(544,225,589)	(79,152,310)	(725,020,902)
Net increase (decrease)	(4,647,247)	$(40,535,806)	(9,129,678)	$(82,128,941)
Year ended October 31, 2013
Shares sold	58,683,667	$516,864,025	111,771,482	$1,025,150,562
Shares issued in reinvestment of distributions	1,873,818	16,478,937	5,384,136	49,375,120
Shares redeemed	(80,814,990)	(711,186,881)	(42,975,982)	(394,076,704)
Net increase (decrease)	(20,257,505)	$(177,843,919)	74,179,636	$680,448,978
Class A1 Shares:
Year ended October 31, 2014[a]
Shares sold	479, 762	$4,165,394
Shares issued in reinvestment of distributions	127,369	1,104,946
Shares issued on reorganization (Note 11)	32,861,221	285,235,398
Shares redeemed	(4,278,282)	(37,128,909
Net increase (decrease)	29,190,070	$253,376,829
Class B Shares:
Year ended October 31, 2013[b]
Shares sold			105	$968
Shares issued in reinvestment of distributions			514	4,688
Shares redeemed			(108,136)	(987,668)
Net increase (decrease)			(107,517)	$(982,012)

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FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)
	Franklin Adjustable
	U.S. Government		Franklin Floating Rate
	Securities Fund		Daily Access Fund
	Shares	Amount	Shares	Amount

Class C Shares:
Year ended October 31, 2014
Shares sold	5,880,151	$51,098,838	23,556,769	$216,418,991
Shares issued in reinvestment of distributions	399,478	3,470,678	2,500,639	22,916,196
Shares redeemed	(26,069,904)	(226,590,256)	(27,193,901)	(249,233,598)
Net increase (decrease)	(19,790,275)	$(172,020,740)	(1,136,493)	$(9,898,411)
Year ended October 31, 2013
Shares sold	18,407,162	$161,947,362	49,309,560	$452,404,650
Shares issued in reinvestment of distributions	804,967	7,077,571	1,690,332	15,505,956
Shares redeemed	(39,286,186)	(345,161,719)	(15,191,334)	(139,347,040)
Net increase (decrease)	(20,074,057)	$(176,136,786)	35,808,558	$328,563,566
Class R6 Shares:
Year ended October 31, 2014
Shares sold	944,164	$8,206,447	32,816	$300,925
Shares issued in reinvestment of distributions	1,906	16,566	4,573	41,968
Shares issued on reorganization (Note 11)	73	634	—	—
Shares redeemed	(156,214)	(1,357,570)	(131,382)	(1,201,647)
Net increase (decrease)	789,929	$6,866,077	(93,993)	$(858,754)
Year ended October 31, 2013[c,d]
Shares sold[e]	61,218	$534,089	143,480	$1,320,392
Shares issued in reinvestment of distributions	105	914	2,490	22,856
Shares redeemed	(22,910)	(200,000)	(544)	(4,997)
Net increase (decrease)	38,413	$335,003	145,426	$1,338,251
Advisor Class Shares:
Year ended October 31, 2014
Shares sold	19,026,464	$165,565,812	116,221,189	$1,068,319,332
Shares issued in reinvestment of distributions	500,990	4,358,956	3,385,525	31,034,838
Shares issued on reorganization (Note 11)	5,945,834	51,669,297	—	—
Shares redeemed	(24,545,150)	(213,655,001)	(154,435,901)	(1,412,592,684)
Net increase (decrease)	928,138	$7,939,064	(34,829,187)	$(313,238,514)
Year ended October 31, 2013
Shares sold	32,961,207	$290,617,087	218,350,995	$2,004,137,448
Shares issued in reinvestment of distributions	710,814	6,256,791	2,052,234	18,830,897
Shares redeemed[e]	(35,664,185)	(314,049,131)	(43,625,153)	(400,341,939)
Net increase (decrease)	(1,992,164)	$(17,175,253)	176,778,076	$1,622,626,406

aFor the period June 18, 2014 (effective date) to October 31, 2014 for the Franklin Adjustable U.S. Government Securities Fund.
bEffective March 1, 2013, all Class B shares were converted to Class A.
cFor the period September 20, 2013 (effective date) to October 31, 2013 for the Franklin Adjustable U.S. Government Securities Fund.
dFor the period May 1, 2013 (effective date) to October 31, 2013 for the Franklin Floating Rate Daily Access Fund.
eEffective September 20, 2013, a portion of Advisor Class shares were exchanged into Class R6 for the Franklin Adjustable U.S. Government Securities Fund.

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		NOTES TO FINANCIAL STATEMENTS

	Franklin Low Duration
	Total Return Fund		Franklin Total Return Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended October 31, 2014
Shares sold	77,018,825	$780,315,075	92,296,531	$928,904,095
Shares issued in reinvestment of distributions	2,326,807	23,575,249	9,547,433	95,480,955
Shares redeemed	(49,716,506)	(503,957,115)	(86,470,305)	(868,919,147)
Net increase (decrease)	29,629,126	$299,933,209	15,373,659	$155,465,903
Year ended October 31, 2013
Shares sold	93,059,954	$948,807,053	104,353,356	$1,070,043,749
Shares issued in reinvestment of distributions	2,556,783	26,081,916	14,537,885	148,833,317
Shares redeemed	(56,020,675)	(571,122,179)	(116,163,430)	(1,175,249,206)
Net increase (decrease)	39,596,062	$403,766,790	2,727,811	$43,627,860
Class B Shares:
Year ended October 31, 2013[a]
Shares sold			10,042	$105,055
Shares issued in reinvestment of distributions			3,034	31,389
Shares redeemed			(242,685)	(2,522,743)
Net increase (decrease)			(229,609)	$(2,386,299)
Class C Shares:
Year ended October 31, 2014
Shares sold	10,574,750	$107,125,166	9,336,837	$93,844,642
Shares issued in reinvestment of distributions	176,213	1,784,721	1,173,668	11,698,857
Shares redeemed	(5,569,257)	(56,414,328)	(13,316,301)	(133,175,861)
Net increase (decrease)	5,181,706	$52,495,559	(2,805,796)	$(27,632,362)
Year ended October 31, 2013
Shares sold	12,828,853	$130,531,803	16,149,279	$166,169,898
Shares issued in reinvestment of distributions	79,814	811,175	2,278,059	23,306,939
Shares redeemed	(1,769,298)	(17,970,882)	(27,335,243)	(276,024,832)
Net increase (decrease)	11,139,369	$113,372,096	(8,907,905)	$(86,547,995)
Class R Shares:
Year ended October 31, 2014
Shares sold			1,646,059	$16,541,833
Shares issued in reinvestment of distributions			178,820	1,784,140
Shares redeemed			(2,522,745)	(25,149,723)
Net increase (decrease)			(697,866)	$(6,823,750)
Year ended October 31, 2013
Shares sold			1,804,973	$18,449,066
Shares issued in reinvestment of distributions			332,414	3,404,066
Shares redeemed			(3,895,041)	(39,892,685)
Net increase (decrease)			(1,757,654)	$(18,039,553)

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)
	Franklin Low Duration
	Total Return Fund		Franklin Total Return Fund
	Shares	Amount	Shares	Amount

Class R6 Shares:
Year ended October 31, 2014
Shares sold	43,247,917	$440,572,603	2,714,332	$27,312,171
Shares issued in reinvestment of distributions	808,495	8,209,754	97,701	978,007
Shares redeemed	(2,874,545)	(29,204,779)	(32,991,314)	(329,823,014)
Net increase (decrease)	41,181,867	$419,577,578	(30,179,281)	$(301,532,836)
Year ended October 31, 2013[b]
Shares sold[c]	91,591	$937,500	43,110,952	$449,289,948
Shares issued in reinvestment of distributions	943	9,588	637,392	6,378,894
Shares redeemed	—	—	(11,008,567)	(108,454,716)
Net increase (decrease)	92,534	$947,088	32,739,777	$347,214,126
Advisor Class Shares:
Year ended October 31, 2014
Shares sold	14,828,530	$150,675,321	32,191,963	$324,690,560
Shares issued in reinvestment of distributions	234,320	2,380,850	3,762,761	37,724,042
Shares redeemed	(10,796,013)	(109,703,640)	(24,377,626)	(245,126,944)
Net increase (decrease)	4,266,837	$43,352,531	11,577,098	$117,287,658
Year ended October 31, 2013
Shares sold	12,660,371	$129,188,243	39,027,914	$400,656,520
Shares issued in reinvestment of distributions	149,750	1,530,372	6,500,478	66,796,194
Shares redeemed[c]	(4,321,381)	(44,166,595)	(72,073,519)	(743,464,764)
Net increase (decrease)	8,488,740	$86,552,020	(26,545,127)	$(276,012,050)

aEffective March 1, 2013, all Class B shares were converted to Class A.
bFor the period May 1, 2013 (effective date) to October 31, 2013.
cEffective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6 for the Franklin Total Return Fund.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Advisers, Inc. (Advisers)	Administrative manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

a. Management Fees

The Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $5 billion
0.440%	Over $5 billion, up to and including $10 billion
0.410%	Over $10 billion, up to and including $15 billion
0.380%	In excess of $15 billion

The Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $500 million
0.550%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $1.5 billion
0.450%	Over $1.5 billion, up to and including $6.5 billion
0.425%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Franklin Total Return Fund. The subadvisory fee is paid by Advisers based on average daily net assets, and is not an additional expense of the fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

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NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
c.	Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the funds’ Class C and R compensation distribution plans, the funds pays Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund
Reimbursement Plans:
Class A	0.25%	0.25%	0.25%	0.25%
Class A1	0.10%	—	—	—
Compensation Plans:
Class C	0.65%	0.65%	0.65%	0.65%
Class R	—	—	—	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund
Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$153,123	$313,052	$612,522	$2,378,531
CDSC retained	$65,540	$233,136	$115,580	$65,083

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

For the year ended October 31, 2014, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund

Transfer agent fees	$936,381	$1,409,837	$720,825	$3,044,216

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Funds invest in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Funds are waived on assets invested in the Sweep Money Fund, as noted on the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Franklin Low Duration Total Return Fund and Franklin Total Return Fund so that the expenses (excluding distribution fees, and, acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the funds do not exceed 0.55% and 0.63%, respectively, and Class R6 does not exceed 0.44% and 0.47%, respectively based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2015.

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 28, 2015.

Additionally, effective November 1, 2012, Advisers has voluntarily agreed to waive or limit a portion of its investment management fees for the Franklin Floating Rate Daily Access Fund and Franklin Total Return Fund based on the average daily net assets of each of the funds as follows:

Annualized Waiver Rate	Net Assets
0.015%	Over $2.5 billion, up to and including $5 billion
0.025%	In excess of $5 billion

Advisers may discontinue this waiver at any time.

h. Other Affiliated Transactions

At October 31, 2014, one or more of the funds in Franklin Fund Allocator Series owned a percentage of each fund’s outstanding shares:

Franklin	Franklin
Floating Rate	Low Duration	Franklin
Daily Access	Total Return	Total Return
Fund	Fund	Fund
0.01%	17.48%	0.01%

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FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2014, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2014, capital loss carryforwards were as follows:

	Franklin		Franklin	Franklin
	Adjustable		Floating	Low Duration	Franklin
	U.S. Government		Rate Daily	Total Return	Total Return
	Securities Fund		Access Fund	Fund	Fund
Capital loss carryforwards subject to expiration:
2015	$3,215,296		$15,799,002	$—	$—
2016	1,492,446		91,562,953	—	1,260,827
2017	4,398,245		113,325,538	—	—
2018	39,689,305		—	—	—
2019	21,934,757		10,282,409	5,327,487	—
Capital loss carryforwards not subject to expiration:
Short term	14,491,283		9,252,777	6,220,177	39,132,140
Long term	49,558,936		—	15,582,855	9,045,914
Total capital loss carryforwards	$134,780,266	[a]	$240,222,679	$27,130,519	$49,438,881

aIncludes $21,214,088 from the merged Franklin Limited Maturity U.S. Government Securities Fund, which may be carried over to offset future capital gains, subject to certain limitations.

On October 31, 2014, the Franklin Adjustable U.S. Government Securities Fund had expired capital loss carryforwards of $3,962,540, which were reclassified to paid-in capital.

During the year ended October 31, 2014, the Franklin Total Return Fund utilized $8,674,602 of capital loss carryforwards.

The tax character of distributions paid during the years ended October 31, 2014 and 2013, was as follows:

	Franklin		Franklin
	Adjustable U.S. Government		Floating Rate
	Securities Fund		Daily Access Fund
	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$22,346,602	$33,479,419	$199,138,184	$127,292,439

	Franklin		Franklin
	Low Duration Total Return Fund		Total Return Fund
	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$38,616,884	$30,921,654	$161,243,823	$230,495,713
Long term capital gain	—	—	—	39,943,699
	$38,616,884	$30,921,654	$161,243,823	$270,439,412

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FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

At October 31, 2014, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund
Cost of investments	$2,124,012,332	$4,572,084,273	$2,353,281,435	$5,656,417,535

Unrealized appreciation	$39,816,567	$14,207,494	$15,432,826	$137,287,002
Unrealized depreciation	(5,759,697)	(50,175,651)	(25,460,120)	(65,353,285)
Net unrealized appreciation (depreciation)	$34,056,870	$(35,968,157)	$(10,027,294)	$71,933,717

Distributable earnings – undistributed ordinary
income	$301,020	$7,134,630	$19,384,773	$76,851,927

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions, mortgage dollar rolls, paydown losses, bond discounts and premiums, and wash sales.

6. Investment Transactions

Purchases and sales (excluding short term securities) for the year ended October 31, 2014, were as follows:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund
Purchases	$276,862,261	$4,018,227,402	$2,017,828,916	$13,273,998,971
Sales	$558,255,351	$4,236,290,562	$1,507,932,303	$14,756,621,323

Transactions in options written during the year ended October 31, 2014, were as follows:

	Franklin Low Duration		Franklin
	Total Return Fund		Total Return Fund
	Notional	Premiums	Notional	Premiums
	Amount*	Received	Amount*	Received
Options outstanding at October 31, 2013	—	$—	—	$—
Options written	50,800,000	192,206	171,250,000	883,457
Options expired	—	—	(22,350,000)	(160,920)
Options exercised	—	—	—	—
Options closed	(45,500,000)	(171,441)	(125,000,000)	(628,882)
Options outstanding at October 31, 2014	5,300,000	$20,765	23,900,000	$93,655
*The notional amount is stated in U.S. dollars unless otherwise indicated.

See Notes 1(d) and 10 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk

At October 31, 2014, the Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund had 93.23%, 21.46%, and 17.30%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

8. Restricted Securities

The Franklin Floating Rate Daily Access Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2014, the Franklin Floating Rate Daily Access Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Acquisition
Shares	Issuer	Date	Cost	Value

26,267	RoTech Medical Corp. (Value is 0.00% of Net Assets)	12/03/10	$ —	$ —

9. Unfunded Loan Commitments

The Funds, except Franklin Adjustable U.S. Government Securities Fund, enter into certain credit agreements, all or a portion of which may be unfunded. The funds are obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statements of Investments.

At October 31, 2014, unfunded commitments were as follows:

Unfunded
Borrower	Commitment
Franklin Floating Rate Daily Access Fund
Alinta Energy Finance Pty. Ltd., Delayed Draw Term Commitments	$2,427,664
Franklin Low Duration Total Return Fund
BMC Software Finance Inc., Initial US Revolving Commitment	$3,492,917
Franklin Total Return Fund
BMC Software Finance Inc., Initial US Revolving Commitment	$7,629,911
Patriot Coal Corp., Reimbursement Obligation	27,601
$7,657,512

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations.

10. Other Derivative Information

At October 31, 2014, the funds’ investments in derivative contracts are reflected on the Statements of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Franklin Floating Rate
Daily Access Fund
Credit contracts	Unrealized appreciation on swap		Unrealized depreciation on swap
	contracts / Net assets consist of –		contracts / Net assets consist of –
	net unrealized appreciation		net unrealized appreciation
	(depreciation)	$367,810	(depreciation)	$ —

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FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value		Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount		Liabilities Location	Amount
Franklin Low Duration
Total Return Fund
Interest rate contracts	Unrealized appreciation on swap			Net assets consist of – net
	contracts / Variation margin / Net			unrealized appreciation
	assets consist of – net unrealized			(depreciation)	$504,253	[a]
	appreciation (depreciation)	$430,438	[a]
Foreign exchange contracts	Investments, at value / Unrealized			Options written, at value /
	appreciation on forward exchange			Unrealized depreciation on forward
	contracts / Net assets consist of –			exchange contracts / Net assets
	net unrealized appreciation			consist of – net unrealized
	(depreciation)	15,927,450		(depreciation)	1,341,757
Credit contracts	Investments, at value / Unrealized			Unrealized depreciation on swap
	appreciation on swap contracts /			contracts / Net assets consist of –
	Net assets consist of – net			net unrealized appreciation
	unrealized appreciation			(depreciation)	1,982,250
	(depreciation)	1,182,304
Franklin Total Return Fund
Interest rate contracts	Unrealized appreciation on swap			Net assets consist of – net
	contracts / Investments, at value /			unrealized appreciation
	Variation margin / Net assets consist			(depreciation)	$3,614,577	[a]
of – net unrealized appreciation
	(depreciation)	$939,429
Foreign exchange contracts	Investments, at value / Unrealized			Options written, at value /
	appreciation on forward exchange			Unrealized depreciation on forward
	contracts / Net assets consist of –			exchange contracts / Net assets
	net unrealized appreciation			consist of – net unrealized
	(depreciation)	50,637,862		appreciation (depreciation)	3,801,715
Credit contracts	Investments, at value / Unrealized			Unrealized depreciation on swap
	appreciation on swap contracts /			contracts / Net assets consist of –
	Net assets consist of – net			net unrealized appreciation
	unrealized appreciation			(depreciation)	7,462,298
	(depreciation)	3,930,998

aIncludes cumulative appreciation (depreciation) of futures contracts and credit default swaps as reported in the Statements of Investments. Only current day’s variation margin is separately reported within the Statements of Assets and Liabilities.

For the year ended October 31, 2014, the effect of derivative contracts on the funds’ Statements of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized	Appreciation
Not Accounted for as		Gain (Loss)	(Depreciation)
Hedging Instruments	Statement of Operations Locations	for the Year	for the Year
Franklin Floating Rate Daily Access Fund
Credit contracts	Net realized gain (loss) from swap contracts / Net change
	in unrealized appreciation (depreciation) on investments	$135,170	$367,810

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10. Other Derivative Information (continued)

			Change in
			Unrealized
Derivative Contracts		Realized	Appreciation
Not Accounted for as		Gain (Loss)	(Depreciation)
Hedging Instruments	Statement of Operations Locations	for the Year	for the Year
Franklin Low Duration Total Return Fund
Interest rate contracts	Net realized gain (loss) from futures / swap
	contracts / Net change in unrealized appreciation
	(depreciation) on investments	$(3,577,325)	$1,155,500
Foreign exchange contracts	Net realized gain (loss) from investments, written
	options, and foreign currency transactions / Net
	change in unrealized appreciation (depreciation)
	on translation of other assets and liabilities
	denominated in foreign currencies	(2,949,460)	17,793,346
Credit contracts	Net realized gain (loss) from investments, written
	options, and swap contracts / Net change in unrealized
	appreciation (depreciation) on investments	(153,075)	(248,929)

Franklin Total Return Fund
Interest rate contracts	Net realized gain (loss) from futures / swap contracts /
	Net change in unrealized appreciation (depreciation)
	on investments	$(2,854,376)	$(3,439,844)
Foreign exchange contracts	Net realized gain (loss) from investments, written
	options, and foreign currency transactions / Net
	change in unrealized appreciation (depreciation)
	on translation of other assets and liabilities
	denominated in foreign currencies	(3,397,551)	51,462,274
Credit contracts	Net realized gain (loss) from investments, written
	options, and swap contracts / Net change in
	unrealized appreciation (depreciation) on
	investments	(259,039)	1,000,223

For the year ended October 31, 2014, the average month end fair value of derivatives for the Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, and Franklin Total Return Fund represented 0.00%, 0.46%, and 0.83% of average month end net assets and the average month end number of open derivative contracts for the year was 0, 224, and 234, respectively.

See Notes 1(d) and 6 regarding derivative financial instruments and investment transactions, respectively.

At October 31, 2014, the funds’ OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities
	Presented in the Statements of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Franklin Low Duration Total Return Fund
Forward exchange contracts	$15,883,870	$1,317,284
Options purchased	275,507	—
Options written	—	24,473
Swap Contracts	2,745,479	10,011,307
Total	$18,904,856	$11,353,064
Franklin Total Return Fund
Forward exchange contracts	$50,441,004	$3,691,175
Options purchased	839,070	—
Options written	—	110,540
Swap Contracts	6,907,581	21,888,341
Total	$58,187,655	$25,690,056

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

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At October 31, 2014, the funds’ OTC derivative assets which may be offset against the funds’ OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statements of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statements of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received[b]	than zero)
Franklin Low Duration Total Return Fund
Counterparty
BOFA	$21,976	$(21,976)	$—	$—	$—
BZWS	1,671,563	(1,312,698)	(199,866)	—	158,999
CITI	900,932	(900,932)	—	—	—
DBAB	13,983,689	(2,699,457)	(3,784,679)	(3,770,000)	3,729,553
FBCO	279,506	(232,675)	—	—	46,831
GSCO	119,612	(119,612)	—	—	—
HSBC	161,561	(16,519)	—	—	145,042
JPHQ	1,407,772	(1,407,772)	—	—	—
MSCO	358,245	(358,245)	—	—	—
Total	$18,904,856	$(7,069,886)	$(3,984,545)	$(3,770,000)	$4,080,425

		Amounts Not Offset in the
		Statements of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statements of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received[b]	than zero)
Franklin Total Return Fund
Counterparty
BOFA	$250,642	$(185,806)	$(64,836)	$—	$—
BZWS	3,348,100	(2,991,341)	—	—	356,759
CITI	2,688,905	(1,869,669)	—	—	819,236
DBAB	37,190,334	(3,524,962)	(4,188,223)	(18,170,000)	11,307,149
FBCO	1,719,187	(1,644,153)	—	—	75,034
GSCO	772,718	(772,718)	—	—	—
HSBC	1,235,003	(127,559)	(769,108)	—	338,336
JPHQ	9,638,358	(4,117,739)	(3,353,955)	—	2,166,664
MSCO	882,177	(882,177)	—	—	—
UBSW	462,231	(462,231)	—	—	—
Total	$58,187,655	$(16,578,355)	$(8,376,122)	$(18,170,000)	$15,063,178

aAt October 31, 2014, the Fund received United Kingdom Treasury Notes and U.S. Treasury Bonds and Notes as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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10. Other Derivative Information (continued)

At October 31, 2014, the funds’ OTC derivative liabilities which may be offset against the funds’ OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statements of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statements of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Franklin Low Duration Total Return Fund
Counterparty
BOFA	$317,171	$(21,976)	$—	$(295,195)	$—
BZWS	1,312,698	(1,312,698)	—	—	—
CITI	1,020,484	(900,932)	—	—	119,552
DBAB	2,699,457	(2,699,457)	—	—	—
FBCO	232,675	(232,675)	—	—	—
GSCO	3,253,048	(119,612)	—	(3,133,436)	—
HSBC	16,519	(16,519)	—	—	—
JPHQ	1,766,141	(1,407,772)	—	(358,369)	—
MSCO	734,871	(358,245)	—	(376,626)	—
Total	$11,353,064	$(7,069,886)	$—	$(4,163,626)	$119,552

		Amounts Not Offset in the
		Statements of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statements of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Franklin Total Return Fund
Counterparty
BOFA	$185,806	$(185,806)	$—	$—	$—
BZWS	2,991,341	(2,991,341)	—	—	—
CITI	1,869,669	(1,869,669)	—	—	—
DBAB	3,524,962	(3,524,962)	—	—	—
FBCO	1,644,153	(1,644,153)	—	—	—
GSCO	8,594,384	(772,718)	—	(7,821,666)	—
HSBC	127,559	(127,559)	—	—	—
JPHQ	4,117,739	(4,117,739)	—	—	—
MSCO	1,044,444	(882,177)	—	(162,267)	—
UBSW	1,589,999	(462,231)	—	(1,127,768)	—
Total	$25,690,056	$(16,578,355)	$—	$(9,111,701)	$—

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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11. Reorganization

On June 18, 2014, the Franklin Adjustable U.S. Government Securities Fund (Surviving Fund), pursuant to a plan of reorganization approved on May 30, 2014 by shareholders of Franklin Limited Maturity U.S. Government Securities Fund (Acquired Fund), acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, which included $2,097,543 of unrealized appreciation (depreciation), through a tax-free exchange of 38,807,128 shares of the Surviving Fund (valued at $336,905,329). Immediately after the completion of the reorganization, the combined net assets of the Surviving Fund were $2,285,620,454.

The primary purpose for the reorganization was to combine the Acquired Fund with a larger fund that has generally similar goals and investment policies. The estimated cost of the reorganization was $194,753 of which the Surviving Fund and the Acquired Fund each paid 25% and Advisers paid 50%. The allocated portion of the Surviving Fund’s reorganization expenses are included with other expenses in the Statement of Operations.

Assuming the reorganization had been completed on November 1, 2012, the Surviving Fund’s pro forma results of operations would have been as follows:

			Net Increase
	Net	Net Realized	(Decrease) in
	Investment	and Unrealized	Net Assets from
Period	Income	Gain (Loss)	Operations

For the period November 1, 2012 through October 31, 2013	$15,962,697	$(33,488,657)	$(17,525,960)
For the period November 1, 2013 through October 31, 2014	$10,460,196	$1,259,718	$11,719,914

Subsequent to the reorganization, the Surviving Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amounts of investment income and net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

12. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended October 31, 2014, the Funds did not use the Global Credit Facility.

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13. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2014, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2		Level 3	Total

Franklin Adjustable U.S. Government Securities Fund
Assets:
Investments in Securities:
Mortgage-Backed Securities	$—	$1,993,610,845		$—	$1,993,610,845
U.S. Government and Agency Securities	—	60,032,881		—	60,032,881
Short Term Investments	104,425,477	—		—	104,425,477
Total Investments in Securities	$104,425,477	$2,053,643,726		$—	$2,158,069,203
Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:
Equity Investments:
Health Care Distributors	$—	$—	$	—[a]	$—
Other Equity Investments[b,c]	75,933,663	—		—	75,933,663
Senior Floating Rate Interests	—	4,152,252,911		694,441	4,152,947,352
Asset-Backed Securities and Commercial Mortgage-Backed
Securities	—	98,058,511		19,146,337	117,204,848
Short Term Investments	190,030,253	—		—	190,030,253
Total Investments in Securities	$265,963,916	$4,250,311,422		$19,840,778	$4,536,116,116
Other Financial Instruments
Swap Contracts	$—	$367,810		$—	$367,810
Unfunded Loan Commitments	—	50,790		—	50,790
Total Other Financial Instruments	$—	$418,600		$—	$418,600

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	Level 1	Level 2	Level 3		Total

Franklin Low Duration Total Return Fund
Assets:
Investments in Securities:
Equity Investments[b]	$33,370,700	$—	$—		$33,370,700
Corporate Bonds	—	824,591,882	—		824,591,882
Senior Floating Rate Interests	—	121,733,981	—		121,733,981
Foreign Government and Agency Securities	—	89,960,646	—		89,960,646
U.S. Government and Agency Securities	—	136,869,722	—		136,869,722
Asset-Backed Securities and Commercial Mortgage-Backed
Securities	—	652,086,471	4,050,000		656,136,471
Mortgage-Backed Securities	—	86,626,120	—		86,626,120
Municipal Bonds	—	16,838,688	—		16,838,688
Escrows and Litigation Trusts	—	—	—[a]		—
Options Purchased	—	275,507	—		275,507
Short Term Investments	368,717,716	8,132,708	—		376,850,424
Total Investments in Securities	$402,088,416	$1,937,115,725	$4,050,000		$2,343,254,141
Other Financial Instruments
Forward Exchange Contracts	$—	$15,883,870	$—		$15,883,870
Swap Contracts	—	1,380,815	—		1,380,815
Unfunded Loan Commitments	—	526	—		526
Total Other Financial Instruments	$—	$17,265,211	$—		$17,265,211
Liabilities:
Other Financial Instruments
Options Written	$—	$24,473	$—		$24,473
Futures Contracts	504,253	—	—		504,253
Forward Exchange Contracts	—	1,317,284	—		1,317,284
Swap Contracts	—	1,982,250	—		1,982,250
Total Other Financial Instruments	$504,253	$3,324,007	$—		$3,828,260
Franklin Total Return Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Consumer Services	$—	$2,093,266	—		$2,093,266
All Other Equity Investments[c]	130,750,733	—	—		130,750,733
Corporate Bonds	—	1,716,318,551	—		1,716,318,551
Senior Floating Rate Interests	—	130,155,405	13,441		130,168,846
Foreign Government and Agency Securities	—	437,985,191	—		437,985,191
U.S. Government and Agency Securities	—	185,435,782	—		185,435,782
Asset-Backed Securities and Commercial Mortgage-Backed
Securities	—	738,375,831	11,332,145		749,707,976
Mortgage-Backed Securities	—	906,859,939	—		906,859,939
Municipal Bonds	—	166,938,635	—		166,938,635
Escrows and Litigation Trusts	25,710	—	435	[a]	26,145
Options Purchased	—	839,070	—		839,070
Short Term Investments	1,299,919,596	1,307,522	—		1,301,227,118
Total Investments in Securities	$1,430,696,039	$4,286,309,192	$11,346,021		$5,728,351,252
Other Financial Instruments
Forward Exchange Contracts	$—	$50,441,004	$—		$50,441,004
Swap Contracts	—	4,228,215	—		4,228,215
Total Other Financial Instruments	$—	$54,669,219	$—		$54,669,219

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13. Fair Value Measurements (continued)
	Level 1	Level 2	Level 3	Total

Franklin Total Return Fund (continued)
Liabilities:
Other Financial Instruments
Options Written	$—	$110,540	$—	$110,540
Futures Contracts	3,614,577	—	—	3,614,577
Forward Exchange Contracts	—	3,691,175	—	3,691,175
Swap Contracts	—	7,462,298	—	7,462,298
Unfunded Loan Commitments	—	1,905	—	1,905
Total Other Financial Instruments	$3,614,577	$11,265,918	$—	$14,880,495

aIncludes securities determined to have no value at October 31, 2014.
bIncludes common, preferred stocks as well as other equity investments.
cFor detailed categories, see the accompanying Statements of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

14. New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

15. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Abbreviations
Counterparty		Currency		Selected Portfolio
BOFA	Bank of America, N.A.	BRL	Brazilian Real	AGMC	Assured Guaranty Municipal Corp.
BZWS	Barclays Bank PLC	CHF	Swiss Franc	CDO	Collateralized Debt Obligation
CITI	Citigroup, Inc.	DKK	Danish Krone	CLO	Collateralized Loan Obligation
DBAB	Deutsche Bank AG	EUR	Euro	COP	Certificate of Participation
FBCO	Credit Suisse Group AG	GBP	British Pound	EDA	Economic Development Authority
GSCO	The Goldman Sachs Group, Inc.	HUF	Hungarian Forint	ETF	Exchange Traded Fund
HSBC	HSBC Bank USA, N.A.	JPY	Japanese Yen	FGIC	Financial Guaranty Insurance Co.
ICE	Intercontinental Exchange	KRW South Korean Won		FICO	Financing Corp.
JPHQ	JP Morgan Chase & Co.	LKR	Sri Lankan Rupee	FRN	Floating Rate Note
MSCO Morgan Stanley		MXN	Mexican Peso	GO	General Obligation
UBSW UBS AG		MYR	Malaysian Ringgit	GP	Graduated Payment
		PEN	Peruvian Nuevo Sol	IO	Interest Only
		PHP	Philippine Peso	ISD	Independent School District
		PLN	Polish Zloty	LIBOR	London InterBank Offered Rate
		SGD	Singapore Dollar	MFM	Multi-Family Mortgage
		UYU	Uruguayan Peso	NATL RE	National Public Finance Guarantee Corp.
Reinsured
				PIK	Payment-In-Kind
				PSF	Permanent School Fund
				REIT	Real Estate Investment Trust
				SF	Single Family
				UHSD	Unified/Union High School District
				USD	Unified/Union School District

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Investors Securities Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, and Franklin Total Return Fund (separate portfolios constituting Franklin Investors Securities Trust, hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 19, 2014

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Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2014:

Franklin Adjustable	Franklin	Franklin
U.S. Government	Floating Rate	Low Duration	Franklin Total
Securities Fund	Daily Access Fund	Total Return Fund	Return Fund
$22,346,130	$173,544,860	$34,625,033	$102,397,865

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1986	137	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	111	Avis Budget Group Inc. (car rental),
One Franklin Parkway		October 2014		Omnicom Group Inc. (advertising and
San Mateo, CA 94403-1906				marketing communications services)
and H.J. Heinz Company (processed
foods and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution)
(1977-1987).

Sam Ginn (1937)	Trustee	Since 2007	111	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
(global energy company) (1989-2009),
Hewlett-Packard Company (technology
company) (1996-2002), Safeway, Inc.
(grocery retailer) (1991-1998) and
TransAmerica Corporation (insurance
company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:
Private investor; and formerly, Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network)
(2012-2014); Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	137	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
allied products) (1994-2013), RTI
International Metals, Inc. (manufacture
and distribution of titanium), Canadian
National Railway (railroad) and White
Mountains Insurance Group, Ltd.
(holding company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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FRANKLIN INVESTORS SECURITIES TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	137	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2005	137	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999)); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	137	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
				company) (December 2014; previously
				2010-2012) and Graham Holdings
				Company (education and media
				organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since	111	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

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FRANKLIN INVESTORS SECURITIES TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	147	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	137	None
One Franklin Parkway	the Board,	Board since
San Mateo, CA 94403-1906	Trustee and	2013, Trustee
	Vice President	since 1987 and
Vice President
since 1986

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Mark Boyadjian (1964)	Vice President	Since 2003	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

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FRANKLIN INVESTORS SECURITIES TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.
Richard Hsu (1973)	Vice President	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of three of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	President since	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive 1993 and Chief
San Mateo, CA 94403-1906	Officer –	Executive Officer
	Investment	– Investment
	Management	Management since
2002

Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Madeline Lam (1969)	Vice President	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

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FRANKLIN INVESTORS SECURITIES TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN INVESTORS SECURITIES TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com Annual Report | 159

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $414,918 for the fiscal year ended October 31, 2014 and $448,751 for the fiscal year ended October 31, 2013.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended October 31, 2014 and $6,930 for the fiscal year ended October 31, 2013. The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $6,276 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2013.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $189,039 for the fiscal year ended October 31, 2014 and $49,359 for the fiscal year ended October 31, 2013.  The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying assets under management.  Other services include compliance examination for Investment Advisor Act rule 204-2 and 206-4(2).

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $195,315 for the fiscal year ended October 31, 2014 and $56,289 for the fiscal year ended October 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants. N/A

Item 6.  Schedule of Investments. N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  December 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  December 26, 2014

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  December 26, 2014